              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                             MFS TOTAL RETURN PORTFOLIO

                         TRAVELERS MANAGED INCOME PORTFOLIO

                         SMITH BARNEY MONEY MARKET PORTFOLIO
              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]

R. Jay Gerken
R. JAY
GERKEN
Chairman

Travelers Series
Fund Inc.


Dear Shareholder,
Enclosed herein is the annual report for the Travelers Series Fund Inc. -- MFS Total Return Portfolio, Travelers Managed Income Portfolio and Smith Barney Money Market Portfolio ("Portfolio(s)") for the year ended October 31, 2002./1/ In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Travelers Series Fund Inc. replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.


       1 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Performance Update/2/

                  Performance of the Travelers Series Fund Inc.
                      for the Year Ended October 31, 2002
                  ---------------------------------------------
                  MFS Total Return Portfolio           (3.59)%

                  Travelers Managed Income Portfolio   (4.06)

                  Smith Barney Money Market Portfolio   1.40

Market Overview and Outlook
The fixed income market has been largely supported by equity market volatility as investors sought safer havens, particularly in U.S. Treasury securities. In our view, the fixed income market was also supported by solid fundamentals such as low inflation and an extremely accommodative Federal Open Market Committee ("FOMC" or "Committee")./3/ The FOMC lowered short-term interest rates eleven times in 2001 in an effort to boost an ailing economy. Seeing little improvement, the Committee decided to leave the federal funds rate ("fed funds rate")/4/ unchanged at its historically low level of 1.75% during each of the six meetings it held throughout the first ten months of 2002 (since the end of this reporting period the FOMC lowered the fed funds target rate an additional 50 basis points/5/ on November 6, 2002 to 1.25%, the lowest level since April of 1958 when the target was 1.00%).

--------
2The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios. Past performance is not indicative of future results.
3The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5A basis point is one one-hundredth (1/100 or 0.01) of one percent.


       2 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Thank you for your investment in the Travelers Series Fund Inc. -- MFS Total Return Portfolio, Travelers Managed Income Portfolio, and Smith Barney Money Market Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. J. Gerken
R. Jay Gerken
Chairman

November 25, 2002


The information provided in the following commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 14 through 31 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance and the portfolio managers' views are as of October 31, 2002 and are subject to change.




       3 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

MFS Total Return Portfolio

Performance Review
For the year ended October 31, 2002, the MFS Total Return Portfolio ("Portfolio") returned negative 3.59%. In comparison, the S&P 500 Index/1/ returned negative 15.10%, the Lehman Brothers Government/Credit Bond Index ("Lehman Index")/2/ returned 5.49% and the Portfolio's Lipper Inc. ("Lipper")/3/ peer group of balanced variable funds returned negative 7.36% for the same period.

Investment Strategy
The Portfolio's primary investment objective is to offer above-average income (compared to a portfolio invested entirely in stocks), consistent with the prudent employment of capital. A secondary objective is growth of capital and income. The Portfolio seeks to achieve its objectives by investing in a broad range of stocks and bonds of both U.S. and foreign issuers.

Portfolio Manager Market Overview
The period was a difficult one for stock investors. Equity markets continued to suffer from deteriorating economic conditions, corporate accounting scandals and uncertainties about a war involving the U.S. Companies that reported lower-than-expected earnings saw the price of their stock fall dramatically. Often, these drops in prices affected an entire industry. On the other hand, the bond market, in general, was positively influenced by interest rate cuts during the period.

Portfolio Manager Portfolio Overview
In our opinion, the Portfolio's overall performance benefited from a strong bond market and our focus on value stocks with solid earnings that are priced below what we think they are worth. Our bond holdings, which reached about 45% of the Portfolio's investments at the end of the period, provided income and some stability.

--------
1The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 2The Lehman Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.
3Lipper is an independent mutual fund tracking organization. Average annual returns are based on the twelve-month period ended October 31, 2002, calculated among 69 funds in the balanced variable funds category.


       4 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

We also benefited from our underweight position in technology stocks. In general, spending on corporate technology products was weak during the period, which hurt the earnings of many technology companies. In addition, we believe that valuations in the technology sector remained relatively high given their weak prospects for short-term earnings growth. We were overweight in the energy sector, especially oil services and exploration and production companies. Oil prices remained high throughout the period, partly due to tensions in the Middle East.

Our holdings in the pharmaceuticals, utilities and telecommunications industries generally detracted from the Portfolio's performance. Some pharmaceutical companies faced a two-sided problem: patents that expired, along with their failure to acquire federal approval for new medicines. Our utilities holdings (which included energy generation companies and telephone companies) also posted disappointing results during the period. In general, telecommunications companies performed poorly during the period as a result of an oversupply of capacity, combined with fierce competition.

During the last quarter of the reporting period, increasing concerns about the weak stock market, corporate failures and scandals, and the possibility of war with Iraq triggered a flight to quality among some investors (when investors seek out alternatives they perceive as less volatile). This pushed U.S. Treasury bond yields to record low levels.

Portfolio Manager Market and Portfolio Outlook
Although we believe the economy eventually will recover, we remain cautious. As a result, we have increased our purchases of cyclical stocks. For example, we find paper and chemical companies to be attractive investment targets because they offer current dividend yields that we believe will help compensate for any near-term uncertainty. Also, their prices could respond quickly when the economy recovers. We're still attracted to the long-term prospects of the pharmaceutical industry, after a year of falling prices that brought pharmaceutical stock valuations to a level we find appealing. Railroad stocks also interest us because we believe many are selling at low prices relative to their earnings.

On the bond side, we favor high-grade corporate bonds in healthcare, utilities and defense industries as well as government agencies and mortgage-backed issues.



       5 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Travelers Managed Income Portfolio

Performance Review
For the year ended October 31, 2002, the Travelers Managed Income Portfolio ("Portfolio") returned negative 4.06%. In comparison, the Lehman Brothers Intermediate Government/Credit Index ("Lehman Intermediate Index")/4/ returned 5.91% for the same period. The Portfolio's performance during the year was negatively affected by its holdings in the telecom, pipeline and utility areas. We further diversified the Portfolio during the period, both in terms of individual credits and sector concentrations.

Investment Strategy
The Portfolio seeks high current income consistent with what its investment adviser believes to be prudent risk of capital. It invests primarily in U.S. corporate debt obligations and U.S. government securities, including mortgage- and asset-backed securities, but may also invest to a limited extent in foreign issuers.

Portfolio Manager Market Overview
The country's economic recovery remained weak at the end of the period, and the Federal Open Market Committee ("FOMC")/5/ responded to this weakness by cutting the federal funds rate ("fed funds rate")/6/ half a percentage point to 1.25% on November 6th (after the reporting period ended), reducing the rate to its lowest level since April of 1958. In a shift from its previous view that risks were skewed toward weakness in the economy, the FOMC stated that the risk of weakness and the risk of inflation were balanced. This statement seems to suggest that there will be no further rate cuts in the near future.

The economy was sending conflicting signals at the end of the period: On one hand, corporate scandals, the continued threat of terrorism and a possible war with Iraq combined to discourage business managers from making significant new expenditures or capital investments. Unemployment increased to 5.7% in October, up from 5.6% in September. Consumer confidence fell to a nine-year

--------
4The Lehman Intermediate Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. Please note that an investor cannot invest directly in an index.
5The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designated to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
6The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


       6 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders low at the end of the period, and industrial production fell in August, September and October after rising the previous seven months.

On the other hand, improving corporate profits, recovering stock prices, low inventories and capital spending that reached cyclical lows suggested that the economy could be poised to recover.

We are paying particularly close attention to consumer confidence and demand, which have underpinned the economy during this recovery. At the time this report was written, the Census Bureau of the U.S. Department of Commerce was projecting that retail and food services sales for October 2002 would be flat compared to September. The Blue Chip Economic Indicators survey predicted an anemic annualized growth rate of 1.1% in personal consumption during the fourth quarter of 2002. If auto and housing purchases fall from their record pace, the overall economy may lose its principal support.

The utility and power sector has significantly underperformed owing to a confluence of events. Excess supply and lower power prices have severely depressed returns in many markets. Nervousness on the part of credit rating agencies and banks also resulted in liquidity problems for some debt issuers during the period. Some investors, having been stung by defaults and credit deterioration in other industries, have an increasingly accelerated time frame for exiting investments in the face of bad news, further exacerbating liquidity concerns. Although we currently hold securities that have been affected, we believe that current prices do not fully reflect the asset value of these issuers.

Companies with large refinancing needs saw yield spreads/7/ widen significantly during the period. Yield spreads were extremely volatile during the period, and the investment-grade/8/ corporate bond market generally performed as poorly as it has during any other time in memory. This may carry with it the seeds of a double-dip recession.

Portfolio Manager Portfolio Outlook
We will look for opportunities to selectively acquire issues that could generate substantial excess returns during the next 12 to 18 months. As the economy makes its way out of recession and the market jitters dissipate, we will remain diligent in our search for issues with total return potential.

--------
7Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
8Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors
 Service and AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by a nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.


       7 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Smith Barney Money Market Portfolio

Performance Review
As of October 31, 2002, the Smith Barney Money Market Portfolio's ("Portfolio") seven-day current yield was 1.25%. The Portfolio's seven-day effective yield/9 /-- which reflects compounding -- was 1.26%. For the year ended October 31, 2002, the Portfolio returned 1.40%.

Investment Strategy
The Portfolio seeks maximum current income consistent with preservation of capital. Although it seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that the Portfolio will be able to maintain this stable net asset value. It is possible to lose money by investing in the Portfolio. Shares of the Portfolio are not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Portfolio Manager Market Overview
Although investor confidence has been shaken by a number of events over the last year, consumer spending has been the catalyst driving the economy through last year's recession and the recovery of this year. Low interest rates have spurred robust home and auto sales. Low mortgage rates have encouraged many people to purchase their first home; while existing homeowners either traded up in size or refinanced mortgages, freeing up additional cash for other purchases.

On the business side, the picture has not been as bright. The earlier turmoil of the equity and bond markets, caused in part by accounting-related scandals, caused many corporations to scale back capital investments and begin eliminating jobs. Manufacturing remained weak all year and firms laid off workers in response. Still, businesses have been able to remain competitive thanks to increases in worker productivity. While the U.S. Federal Reserve Board remains somewhat upbeat about the recovery, we believe corporate CEOs have a more guarded view of the current and future economic situation and will need to become more confident before they commit to increased capital spending.

The FOMC responded to weakness in the economy by reducing the fed funds rate half a percentage point to 1.25% on November 6th (after the reporting period closed), lowering the rate to its lowest level since April of 1958. At the time of

--------
9The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the effect of the assumed reinvestment.


       8 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders the rate cut, the FOMC stated that the risk of weakness and the risk of inflation were balanced. This statement seems to suggest that there will be no further rate cuts in the near future.

Portfolio Manager Portfolio Overview
The supply of investment-grade commercial paper continued to decline throughout this reporting period as U.S. corporations issued longer dated notes and bonds to replace short-term commercial paper. We compensated for this shortage by increasing our exposure to U.S. government securities and high-quality bank securities.

Portfolio Manager Market and Portfolio Outlook
After the reporting period ended, the short-term yield curve/10/ flattened as expectations for an additional rate cut were priced into the market. Money market fund yields fell accordingly, as higher yielding securities matured and were replaced at lower rates.

We hope the economy will firm up in early 2003 and a shift to a tighter policy (an increase in short-term rates) which could bring about a more normal upward sloping yield curve. Hence, we plan to maintain a short to neutral average maturity in anticipation of the opportunity to lock in more attractive yields.

--------
10 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


       9 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                          MFS TOTAL RETURN PORTFOLIO


 HISTORICAL PERFORMANCE


                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain     Total
Year Ended             of Year  of Year Dividends Distributions   Returns+
--------------------------------------------------------------------------
10/31/02               $16.08   $14.44    $0.44       $0.61       (3.59)%
--------------------------------------------------------------------------
10/31/01                17.16    16.08     0.48        0.60       (0.22)
--------------------------------------------------------------------------
10/31/00                16.22    17.16     0.46        0.57       12.77
--------------------------------------------------------------------------
10/31/99                16.23    16.22     0.37        0.88        7.62
--------------------------------------------------------------------------
10/31/98                15.31    16.23     0.28        0.48       10.94
--------------------------------------------------------------------------
10/31/97                13.13    15.31     0.29        0.18       20.64
--------------------------------------------------------------------------
10/31/96                11.53    13.13     0.27        0.08       17.16
--------------------------------------------------------------------------
10/31/95                 9.98    11.53     0.05        0.00       16.12
--------------------------------------------------------------------------
6/16/94* -- 10/31/94    10.00     9.98     0.00        0.00       (0.20)++
--------------------------------------------------------------------------
Total                                     $2.64       $3.40
--------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                                (3.59)%
--------------------------------------------------------------------------
Five Years Ended 10/31/02                                           5.31
--------------------------------------------------------------------------
6/16/94* through 10/31/02                                           9.40
--------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

6/16/94* through 10/31/02                                         112.14%
--------------------------------------------------------------------------

+   Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*   Commencement of operations.


      10 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                    Value of $10,000 Invested in Shares of
               MFS Total Return Portfolio vs. S&P 500 Index and
                 Lehman Brothers Government/Credit Bond Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2002

                       [CHART]

                                                Lehman Brothers
          MFS Total Return                     Government/Credit
             Portfolio       S&P 500 Index        Bond Index
          ----------------   -------------   --------------------
6/16/94       $10,000          $10,000             $10,000
10/94           9,980           10,324              10,075
10/95          11,589           13,053              11,704
10/96          13,577           16,018              12,335
10/97          16,380           21,159              13,423
10/98          18,172           25,817              14,802
10/99          19,557           32,442              14,703
10/00          22,054           36,888              15,750
10/01          22,005           27,707              18,163
4/30/02        21,214           23,525              19,161

+Hypothetical illustration of $10,000 invested in shares of the MFS Total
 Return Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Lehman Brothers Government/Credit Bond Index, formerly known as the Lehman Brothers Government/Corporate Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     11    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                      TRAVELERS MANAGED INCOME PORTFOLIO


 HISTORICAL PERFORMANCE



                          Net Asset Value
                         -----------------
                         Beginning   End    Income   Capital Gain     Total
   Year Ended             of Year  of Year Dividends Distributions   Returns+
   --------------------------------------------------------------------------
   10/31/02               $12.57   $11.38    $0.63       $0.05       (4.06)%
   --------------------------------------------------------------------------
   10/31/01                11.58    12.57     0.55        0.00       13.50
   --------------------------------------------------------------------------
   10/31/00                11.49    11.58     0.43        0.00        4.55
   --------------------------------------------------------------------------
   10/31/99                11.65    11.49     0.29        0.07        1.75
   --------------------------------------------------------------------------
   10/31/98                11.55    11.65     0.54        0.02        5.71
   --------------------------------------------------------------------------
   10/31/97                11.06    11.55     0.49        0.00        9.19
   --------------------------------------------------------------------------
   10/31/96                11.16    11.06     0.46        0.15        4.61
   --------------------------------------------------------------------------
   10/31/95                10.04    11.16     0.13        0.00       12.68
   --------------------------------------------------------------------------
   6/16/94* -- 10/31/94    10.00    10.04     0.00        0.00        0.40++
   --------------------------------------------------------------------------
   Total                                     $3.52       $0.29
   --------------------------------------------------------------------------

   It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

    AVERAGE ANNUAL TOTAL RETURNS+

  Year Ended 10/31/02                                                  (4.06)%
  ----------------------------------------------------------------------------
  Five Years Ended 10/31/02                                             4.13
  ----------------------------------------------------------------------------
  6/16/94* through 10/31/02                                             5.63
  ----------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

  6/16/94* through 10/31/02                                            58.25%
  ---------------------------------------------------------------------------

+   Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*   Commencement of operations.

     12    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
                    Travelers Managed Income Portfolio vs.
          Lehman Brothers Intermediate Government/Credit Bond Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2002

                  [CHART]

                                      Lehman Brothers
             Travelers Managed    Intermediate Government/
             Income Portfolio        Credit Bond Index
             -----------------    ------------------------
 6/16/1994        $10,000                 $10,000
   10/1994         10,040                  10,143
   10/1995         11,313                  13,032
   10/1996         11,835                  13,862
   10/1997         12,923                  15,154
   10/1998         13,661                  17,129
   10/1999         13,900                  17,418
   10/2000         14,533                  18,742
   10/2001         16,495                  21,411
10/31/2002         15,825                  22,677


+Hypothetical illustration of $10,000 invested in shares of the Travelers
 Managed Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, is a broad-based unmanaged index of bonds issued by the U.S. government and its agencies as well as certain corporate issuers. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     13    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2002



                MFS TOTAL RETURN PORTFOLIO
SHARES                   SECURITY                    VALUE
-------------------------------------------------------------
COMMON STOCK -- 51.2%
Aerospace -- 0.1%
   18,200 United Technologies Corp.               $ 1,122,394
-------------------------------------------------------------
Automotive -- 0.1%
   94,200 Delphi Corp.                                655,632
-------------------------------------------------------------
Banks and Credit Companies -- 3.5%
   20,400 American Express Co.                        741,948
  117,059 Bank of America Corp.                     8,170,718
  347,600 FleetBoston Financial Corp.               8,130,364
  122,700 SouthTrust Corp.                          3,143,574
   72,600 SunTrust Banks, Inc.                      4,416,984
   11,446 U.S. Bancorp                                241,396
  112,700 Wachovia Corp.                            3,920,833
-------------------------------------------------------------
                                                   28,765,817
-------------------------------------------------------------
Business Machines -- 0.4%
  150,900 Hewlett-Packard Co.                       2,384,220
   12,800 International Business Machines Corp.     1,010,432
-------------------------------------------------------------
                                                    3,394,652
-------------------------------------------------------------
Cellular Phones -- 0.8%
  137,940 Telephone and Data Systems Inc.           7,021,146
-------------------------------------------------------------
Chemicals -- 0.9%
   25,100 Air Products and Chemicals, Inc.          1,109,420
   82,500 The Dow Chemical Co.                      2,144,175
   70,800 E.I. du Pont de Nemours & Co.             2,920,500
   29,800 PPG Industries, Inc.                      1,401,494
-------------------------------------------------------------
                                                    7,575,589
-------------------------------------------------------------
Communication Services -- 4.8%
  588,500 AT&T Corp.                                7,674,040
  278,900 AT&T Corp., Ex-Distribution (a)           1,603,675
1,424,065 AT&T Wireless Services Inc. (b)           9,783,327
  214,000 BellSouth Corp.                           5,596,100
  168,124 SBC Communications Inc.                   4,314,062
  206,434 Verizon Communications Inc.               7,794,948
  192,342 Vodafone Group PLC (c)                    3,062,085
-------------------------------------------------------------
                                                   39,828,237
-------------------------------------------------------------
Communications Equipment -- 0.6%
  109,700 Advanced Fibre Communications, Inc. (b)   1,774,836
  308,700 Motorola, Inc.                            2,830,779
-------------------------------------------------------------
                                                    4,605,615
-------------------------------------------------------------


                      See Notes to Financial Statements.


      14 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


               MFS TOTAL RETURN PORTFOLIO
SHARES                  SECURITY                   VALUE
-----------------------------------------------------------
Computer Software -- 1.0%
 68,800     Microsoft Corp. (b)                 $ 3,678,736
448,800     Oracle Corp. (b)                      4,573,272
----------------------------------------------------------
                                                  8,252,008
----------------------------------------------------------
Construction and Agricultural Machinery -- 1.1%
 39,400     Caterpillar Inc.                      1,609,490
163,720     Deere & Co.                           7,594,971
----------------------------------------------------------
                                                  9,204,461
----------------------------------------------------------
Consumer Goods and Services -- 1.5%
 76,000     Eastman Kodak Co. (c)                 2,504,200
  9,500     Fortune Brands, Inc.                    475,570
 62,900     The Gillette Co.                      1,879,452
 41,900     The Kimberly-Clark Corp.              2,157,850
 54,600     Philip Morris Cos. Inc.               2,224,950
 32,000     Procter & Gamble Co.                  2,830,400
----------------------------------------------------------
                                                 12,072,422
----------------------------------------------------------
Containers and Packaging -- 0.3%
199,200     Owens-Illinois, Inc. (b)              2,388,408
----------------------------------------------------------
Entertainment -- 2.1%
328,808     Viacom Inc., Class B Shares (b)      14,668,125
176,800     The Walt Disney Co.                   2,952,560
----------------------------------------------------------
                                                 17,620,685
----------------------------------------------------------
Financial Institutions -- 4.0%
 20,600     Fannie Mae                            1,377,316
130,230     Freddie Mac                           8,019,563
 30,500     The Goldman Sachs Group, Inc.         2,183,800
332,100     Mellon Financial Corp.                9,395,109
208,200     Merrill Lynch & Co., Inc.             7,901,190
108,500     Morgan Stanley                        4,222,820
----------------------------------------------------------
                                                 33,099,798
----------------------------------------------------------
Food and Beverages -- 1.0%
221,097     Archer-Daniels-Midland Co.            3,011,341
111,000     Kellogg Co.                           3,536,460
 38,240     PepsiCo, Inc.                         1,686,384
----------------------------------------------------------
                                                  8,234,185
----------------------------------------------------------
Gaming -- 0.0%
  6,500     Harrah's Entertainment, Inc. (b)        273,000
----------------------------------------------------------


                      See Notes to Financial Statements.


      15 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                MFS TOTAL RETURN PORTFOLIO
SHARES                   SECURITY                      VALUE
---------------------------------------------------------------
Healthcare -- 0.2%
 19,200 HCA Inc.                                    $   835,008
 20,700 Healthcare Realty Trust, Inc.                   640,872
---------------------------------------------------------------
                                                      1,475,880
---------------------------------------------------------------
Hotels -- 0.2%
117,700 Hilton Hotels Corp.                           1,447,710
---------------------------------------------------------------
Insurance -- 2.8%
119,670 Allstate Corp.                                4,760,473
 68,700 Chubb Corp.                                   3,875,367
 65,760 CIGNA Corp.                                   2,376,566
115,040 The Hartford Financial Services Group, Inc.   4,544,080
209,530 MetLife, Inc.                                 5,003,576
 80,320 Nationwide Financial Services, Inc.           2,224,864
---------------------------------------------------------------
                                                     22,784,926
---------------------------------------------------------------
Manufacturing -- 0.9%
134,900 General Electric Co.                          3,406,225
 52,500 Honeywell International Inc.                  1,256,850
188,500 Tyco International Ltd.                       2,725,710
---------------------------------------------------------------
                                                      7,388,785
---------------------------------------------------------------
Medical Products -- 0.7%
 71,900 Baxter International Inc.                     1,798,938
129,300 Genzyme Corp. -- General Division (b)         3,601,005
---------------------------------------------------------------
                                                      5,399,943
---------------------------------------------------------------
Metals and Minerals -- 1.1%
 35,300 Alcan Inc.                                      993,695
383,200 Alcoa Inc.                                    8,453,392
---------------------------------------------------------------
                                                      9,447,087
---------------------------------------------------------------
Oil Production -- 8.2%
112,330 Apache Corp.                                  6,072,560
 77,200 BJ Services Co. (b)(c)                        2,341,476
165,106 BP PLC, Sponsored ADR                         6,348,326
 65,060 Cooper Cameron Corp. (b)                      3,033,097
190,610 Devon Energy Corp.                            9,625,805
312,706 Exxon Mobil Corp.                            10,525,684
145,000 GlobalSantaFe Corp.                           3,465,500
257,070 Noble Corp. (b)                               8,308,502
289,410 Occidental Petroleum Corp.                    8,256,867
212,800 Schlumberger Ltd.                             8,535,408
 59,600 Unocal Corp.                                  1,647,344
---------------------------------------------------------------
                                                     68,160,569
---------------------------------------------------------------


                      See Notes to Financial Statements.


      16 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                 MFS TOTAL RETURN PORTFOLIO
SHARES                    SECURITY                      VALUE
----------------------------------------------------------------
Paper Products -- 1.1%
 55,900 Bowater Inc.                                 $ 1,894,451
206,800 International Paper Co.                        7,223,524
----------------------------------------------------------------
                                                       9,117,975
----------------------------------------------------------------
Pharmaceuticals -- 4.6%
 21,500 Abbott Laboratories                              900,205
 80,000 Bristol-Myers Squibb Co.                       1,968,800
129,800 Eli Lily & Co.                                 7,203,900
187,500 Merck & Co. Inc.                              10,170,000
319,200 Pfizer Inc.                                   10,140,984
 26,589 Pharmacia Corp.                                1,143,327
324,000 Schering-Plough Corp.                          6,917,400
----------------------------------------------------------------
                                                      38,444,616
----------------------------------------------------------------
Printing and Publishing -- 0.7%
 54,000 Gannett Co., Inc.                              4,100,220
 34,400 The New York Times Co., Class A Shares         1,665,304
----------------------------------------------------------------
                                                       5,765,524
----------------------------------------------------------------
Radio and TV Broadcasting -- 0.9%
317,810 Comcast Corp., Special Class A Shares (b)(c)   7,312,808
----------------------------------------------------------------
Railroads -- 0.5%
163,700 Burlington Northern Santa Fe Corp.             4,212,001
----------------------------------------------------------------
Real Estate -- 0.6%
 70,200 Equity Office Properties Trust                 1,690,416
143,200 Equity Residential Properties Trust            3,396,704
----------------------------------------------------------------
                                                       5,087,120
----------------------------------------------------------------
Restaurants -- 0.3%
132,400 McDonald's Corp.                               2,397,764
----------------------------------------------------------------
Retail Stores -- 1.7%
425,490 The Kroger Co. (b)                             6,314,272
299,100 Sears, Roebuck & Co.                           7,854,366
----------------------------------------------------------------
                                                      14,168,638
----------------------------------------------------------------
Semiconductors -- 0.9%
231,000 Intel Corp.                                    3,996,300
205,200 Texas Instruments Inc.                         3,254,472
----------------------------------------------------------------
                                                       7,250,772
----------------------------------------------------------------
Transportation -- 0.3%
129,100 Norfolk Southern Corp.                         2,607,820
----------------------------------------------------------------


                      See Notes to Financial Statements.


      17 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      MFS TOTAL RETURN PORTFOLIO
SHARES                         SECURITY                          VALUE
--------------------------------------------------------------------------
Utilities - Electric and Gas -- 3.3%
1,054,400 Calpine Corp. (b)(c)                                $  2,108,800
   56,300 Entergy Corp.                                          2,482,267
   28,200 Exelon Corp.                                           1,421,280
   23,500 FPL Group, Inc.                                        1,386,030
  200,800 National Fuel Gas Co.                                  4,050,136
  506,051 NiSource Inc. (c)                                      8,359,963
   34,300 Pinnacle West Capital Corp.                              977,550
   93,000 Praxair, Inc.                                          5,068,500
   70,400 WGL Holdings Inc.                                      1,628,352
--------------------------------------------------------------------------
                                                                27,482,878
--------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $479,907,402)                               424,066,865
--------------------------------------------------------------------------
FOREIGN COMMON STOCK -- 0.9%
Netherlands -- 0.2%
   40,400 Akzo Nobel N.V.                                        1,205,805
--------------------------------------------------------------------------
Switzerland -- 0.1%
    5,290 Nestle S.A.                                            1,131,350
--------------------------------------------------------------------------
United Kingdom -- 0.6%
   40,822 Diageo PLC                                               459,816
  533,800 Reed Elsevier PLC                                      4,710,844
--------------------------------------------------------------------------
                                                                 5,170,660
--------------------------------------------------------------------------
          TOTAL FOREIGN COMMON STOCK
          (Cost -- $7,289,182)                                   7,507,815
--------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.0%
Communications Equipment -- 0.3%
   80,500 Motorola, Inc., 7.000% (c)                             2,696,750
--------------------------------------------------------------------------
Insurance -- 0.2%
   33,000 The Hartford Financial Services Group, Inc., 6.000%    1,464,210
--------------------------------------------------------------------------
Publishing -- 0.4%
   68,600 Tribune Co., 2.000%                                    3,296,230
--------------------------------------------------------------------------
Utilities - Electric -- 0.1%
   24,800 NiSource Inc., 7.750% (c)                                823,360
--------------------------------------------------------------------------
          TOTAL CONVERTIBLE PREFERRED STOCK
          (Cost -- $9,372,126)                                   8,280,550
--------------------------------------------------------------------------


                      See Notes to Financial Statements.


      18 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                           MFS TOTAL RETURN PORTFOLIO
     FACE
    AMOUNT                          SECURITY                        VALUE
  ---------------------------------------------------------------------------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 21.8%
                U.S. Treasury Notes:
  $ 2,913,000     6.875% due 5/15/06                             $  3,358,109
    1,772,000     3.500% due 11/15/06 (c)                           1,838,303
    3,609,609     3.375% due 1/15/07 (c)                            3,879,767
    1,719,000     4.375% due 5/15/07 (c)                            1,843,284
    6,823,000     3.250% due 8/15/07 (c)                            6,982,119
    6,200,000     4.375% due 8/15/12 (c)                            6,438,316
                U.S. Treasury Bonds:
    1,637,000     11.875% due 11/15/03 (c)                          1,813,809
    1,027,000     9.875% due 11/15/15 (c)                           1,568,502
   12,134,000     6.250% due 8/15/23 (c)                           13,937,513
    3,521,000     6.250% due 5/15/30 (c)                            4,090,825
    4,979,000     5.375% due 2/15/31 (c)                            5,256,933
                Federal Home Loan Mortgage Corp. (FHLMC):
    2,000,000     4.250% due 6/15/05 (c)                            2,102,068
   10,656,000     7.000% due 7/15/05                               11,977,792
    2,276,000     5.500% due 7/15/06 (c)                            2,493,531
      372,000     6.000% due 6/15/11                                  416,129
      900,161     6.500% due 12/1/15                                  945,689
                Federal National Mortgage Association (FNMA):
    2,738,000     5.500% due 2/15/06 (c)                            2,987,897
    1,400,000     5.722% due 2/1/09                                 1,520,090
    4,683,000     6.625% due 11/15/10                               5,436,069
    5,955,000     6.125% due 3/15/12 (c)                            6,694,254
   12,276,320     6.000% due 11/1/16 to 3/1/17                     12,804,552
    1,449,000     4.080% due 4/25/31                                1,477,980
    7,722,715     7.500% due 10/1/29 to 1/1/32                      8,172,643
   11,595,245     6.000% due 4/1/31 to 2/1/32                      11,939,644
   33,693,894     6.500% due 5/1/31 to 2/1/32                      34,939,287
    1,852,191     7.000% due 6/1/32                                 1,935,540
                Government National Mortgage Association (GNMA):
      314,322     7.000% due 10/15/25                                 331,890
    1,982,701     7.000% due 4/15/28 to 8/15/28                     2,086,018
    2,634,868     6.500% due 3/15/28 to 12/15/28                    2,750,624
   17,283,907     7.000% due 5/15/31 to 2/15/32                    18,162,799
  ---------------------------------------------------------------------------
                TOTAL U.S. GOVERNMENT AND AGENCY
                OBLIGATIONS (Cost -- $174,414,593)               180,181,976
  ---------------------------------------------------------------------------


                      See Notes to Financial Statements.


      19 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                          MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(d)                   SECURITY                       VALUE
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 14.7%
Aerospace -- 0.3%
$ 1,233,000 BBB-      Northrop Grumman Corp., 7.750% due 2/15/31    $ 1,391,782
  1,143,000 BBB-      Raytheon Co., Sr. Unsecured Notes, 6.150%
                       due 11/1/08                                    1,206,918
-------------------------------------------------------------------------------
                                                                      2,598,700
-------------------------------------------------------------------------------
Airlines -- 0.1%
    347,489 AA        American Airlines, Inc., Series 99-1, Class
                       A-1, 6.855% due 10/15/10                         314,919
    273,159 AA-       Continental Airlines Inc., Series 981A,
                       6.648% due 9/15/17                               209,284
    300,000 CCC       Jet Equipment Trust, Series 95-D, 11.440%
                       due 11/1/14 (e)                                    9,000
-------------------------------------------------------------------------------
                                                                        533,203
-------------------------------------------------------------------------------
Automotive -- 0.2%
  1,500,000 A3*       DaimlerChrysler NA Holding Corp., 7.750% due
                       5/27/03                                        1,538,343
-------------------------------------------------------------------------------
Bank/Finance -- 3.6%
  2,500,000 AAA       AIG SunAmerica Global Financing
                       II, 7.600% due 6/15/05 (e)                     2,808,825
  1,951,000 Aa3*      Bank of America Corp., 7.400% due 1/15/11       2,278,300
  1,282,000 A         Countrywide Home Loans, Inc., 6.850% due
                       6/15/04                                        1,353,828
  1,621,000 AA-       Credit Suisse First Boston (USA), Inc.,
                       6.500% due 1/15/12                             1,694,347
    726,000 A1*       DBS Capital Funding Corp., 7.657% due
                       3/15/49 (e)(f)                                   785,779
  1,978,000 A3*       Dime Bancorp Inc., Sr. Unsecured
                       Notes, 9.000% due 12/19/02                     1,993,379
                      Ford Motor Credit Co.:
    833,000 A3*        6.875% due 2/1/06                                768,523
  1,756,000 BBB        7.450% due 7/16/31                             1,344,899
                      GE Capital Corp.:
  1,232,000 AAA        7.500% due 5/15/05                             1,372,271
    313,000 AAA        8.750% due 5/21/07                               375,823
    553,000 AAA        8.500% due 7/24/08                               668,507
                      General Motors Acceptance Corp.:
  1,085,000 A2*        7.250% due 3/2/11                              1,022,364
    657,000 A2*        8.000% due 11/1/31                               588,144
  2,500,000 AAA       KFW International Finance Inc., 4.250% due
                       4/18/05                                        2,613,377
                      Lehman Brothers Holdings Inc.:
    711,000 A          Sr. Unsecured Notes, 7.750% due 1/15/05          783,442
    771,000 A          Unsecured Notes, 8.250% due 6/15/07              892,080
    599,000 BBB+      MidAmerican Funding LLC, 6.927% due 3/1/29        576,662
  1,514,000 Aa3*      Morgan Stanley, 6.100% due 4/15/06              1,626,866
  1,513,000 Baa1*     Pemex Project Funding Master Trust, 9.125%
                       due 10/13/10                                   1,652,952
  1,412,000 A         Unicredito Italiano Capital Trust
                       II, 9.200% due 10/29/49 (e)(f)(g)              1,711,005
  2,874,000 Aa2*      Wells Fargo Bank N.A., 7.800% due 6/15/10 (f)   3,210,620
-------------------------------------------------------------------------------
                                                                     30,121,993
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      20 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                                  MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(d)                           SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Building Materials -- 0.2%
$ 1,422,000 BBB+      Hanson PLC, 7.875% due 9/27/10                               $ 1,648,454
----------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations -- 3.3%
    979,697 Aaa*      Bear Stearns Commercial Mortgage Securities,
                       Series 1999-WF2, Class A1, 6.800% due 9/15/08                 1,070,960
    327,893 AAA       Beneficial Mortgage Corp., Series 1997-2, Class A,
                       1.950% due 9/28/37 (f)                                          324,646
    261,577 BBB       BlackRock Capital Finance L.P., Series 1996-R1, Class B2,
                       7.750% due 9/25/26                                              183,431
  2,750,000 AAA       Capital One Auto Finance Trust, Series 2002-A, Class A4,
                       4.790% due 1/15/09                                            2,916,105
  2,733,169 Aaa*      Certificates Funding Corp., Series 1997-1, Class A2,
                       6.716% due 12/19/04                                           2,952,191
                      Chase Commercial Mortgage Securities Corp.:
  1,167,000 AAA         Series 1998-2, Class A2, 6.390% due 11/18/30                 1,301,663
    330,261 Aaa*        Series 2000-2, Class A1, 7.543% due 7/15/32                    371,069
  1,296,741 Aaa*      Chase Mortgage Finance Corp., Series 2002-S2, Class A1,
                       6.000% due 2/25/17                                            1,351,340
  1,918,000 Aaa*      Countrywide Alternative Loan Trust, Series 2000-1, Class A5,
                       8.000% due 7/25/30                                            2,062,505
                      CRIIMI MAE Commercial Mortgage Trust:
    420,000 A           Series 1998-1, Class C, 6.701% due 6/20/30                     459,709
  2,150,000 A+          Series 1998-C1, Class A2, 7.000% due 6/2/33                  2,341,366
  1,214,211 AAA       GS Mortgage Securities Corp. II, Series 1998-C1, Class A1,
                       6.060% due 10/18/30                                           1,286,955
    801,036 A1*       Independent National Mortgage Corp., Series 1996-E,
                       Class B1, 7.000% due 5/25/26                                    815,883
    396,000 AAA       J.P. Morgan Commercial Mortgage Finance Corp.,
                       Series 1998-C6, Class A3, 6.613% due 1/15/30                    442,479
 40,439,543 NR        Morgan Stanley Capital 1, Inc., Series 1998-HF2, Class X,
                       0.705% due 11/15/30                                           1,372,587
    500,000 AAA       Providian Gateway Master Trust, Series 2000-B, Class A,
                       2.083% due 3/16/09                                              495,450
                      Residential Accredit Loans, Inc.:
  1,300,000 AAA         Series 1998-QS4, Class AI5, 7.000% due 3/25/28               1,356,154
  1,740,000 AAA         Series 1998-QS14, Class A6, 6.750% due 10/25/28              1,816,168
  2,547,527 AAA       Residential Funding Mortgage Securities, Series 2001-S28,
                       Class A1, 6.000% due 12/25/16                                 2,640,703
    725,000 AAA       Summit Acceptance Auto Receivables Trust, Series 2000-A,
                       Class A4, 7.510% due 2/15/07                                    755,699
    787,000 AAA       Wells Fargo Mortgage Backed Securities Trust, Series 2002-6,
                       Class A3, 6.000% due 3/25/17                                    838,039
----------------------------------------------------------------------------------------------
                                                                                    27,155,102
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      21 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                               MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT   RATING(d)                         SECURITY                           VALUE
----------------------------------------------------------------------------------------
Commercial Services -- 0.1%
$  645,000 Baa1*     Cendant Corp., 6.875% due 8/15/06                        $  642,301
----------------------------------------------------------------------------------------
Entertainment/Media -- 0.7%
   150,000 BBB-      A.H. Belo Corp., Unsecured Sr. Debentures,
                      7.750% due 6/1/27                                          142,518
   157,000 BBB+      AOL Time Warner Inc., 6.150% due 5/1/07                     155,470
                     Clear Channel Communications, Inc.:
   527,000 BBB-        7.250% due 9/15/03                                        537,313
   375,000 BBB-        7.875% due 6/15/05                                        397,740
 1,844,000 BBB       Cox Communications, Inc., Unsecured Notes,
                      7.750% due 11/1/10                                       1,975,789
   620,000 BBB-      News America Holdings, 8.500% due 2/15/05                   655,822
 1,073,000 BBB-      News America, Inc., 6.703% due 5/21/04                    1,085,186
   484,000 BBB+      Time Warner Entertainment Co. L.P., 10.150% due 5/1/12      553,243
   426,000 BBB+      Time Warner Inc., 6.875% due 6/15/18                        384,630
----------------------------------------------------------------------------------------
                                                                               5,887,711
----------------------------------------------------------------------------------------
Food and Beverage -- 0.2%
 1,194,000 BBB       Tyson Foods, Inc., 8.250% due 10/1/11                     1,373,970
----------------------------------------------------------------------------------------
Gaming -- 0.1%
   778,000 BBB-      MGM MIRAGE, 8.500% due 9/15/10                              848,905
----------------------------------------------------------------------------------------
Healthcare -- 0.3%
 1,750,000 BBB-      HCA Inc., 6.950% due 5/1/12                               1,776,047
   742,000 BBB       Tenet Healthcare Corp., 6.375% due 12/1/11                  787,033
----------------------------------------------------------------------------------------
                                                                               2,563,080
----------------------------------------------------------------------------------------
Machinery -- 0.1%
   810,000 BBB       Kennametal Inc., Sr. Unsecured Notes, 7.200% due 6/15/02    821,962
----------------------------------------------------------------------------------------
Oil/Oil Services -- 0.7%
 1,492,000 BBB       Devon Financing Corp., ULC, 6.875% due 9/30/11            1,658,550
   888,000 BBB       Occidental Petroleum Corp., 6.400% due 4/1/03               902,583
 2,367,000 A3*       Phillips Petroleum Co., 8.500% due 5/25/05                2,695,956
   348,000 BBB       Valero Energy Corp., 7.500% due 4/15/32                     313,130
----------------------------------------------------------------------------------------
                                                                               5,570,219
----------------------------------------------------------------------------------------
Paper Products -- 0.4%
 1,609,000 BBB-      Abitibi-Consolidated Inc., Unsecured Debentures,
                      8.850% due 8/1/30                                        1,540,831
 1,500,000 BBB       Weyerhaeuser Co., Unsecured Notes, 6.750% due 3/15/12     1,574,890
----------------------------------------------------------------------------------------
                                                                               3,115,721
----------------------------------------------------------------------------------------
Railroad -- 0.2%
 1,285,000 BBB       Union Pacific Corp., Series E, 6.340% due 11/25/03        1,336,536
----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      22 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                               MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT   RATING(d)                         SECURITY                           VALUE
----------------------------------------------------------------------------------------
Real Estate -- 0.6%
$  817,000 BBB+      EOP Operating, L.P., Unsecured Notes, 6.800% due 1/15/09 $  890,996
 2,117,000 Baa1*     Simon Property Group, Inc., 6.750% due 2/9/04             2,208,516
 1,555,000 A         Socgen Real Estate Co. LLC, 7.640% due 12/29/49 (e)       1,685,698
----------------------------------------------------------------------------------------
                                                                               4,785,210
----------------------------------------------------------------------------------------
Real Estate Investment Trust -- 0.2%
 1,500,000 BBB       Vornado Realty L.P., Sr. Unsecured Notes,
                      5.625% due 6/15/07                                       1,536,910
----------------------------------------------------------------------------------------
Retail Stores -- 0.2%
 1,639,000 BBB+      Federated Department Stores, Inc., 8.500% due 6/15/03     1,692,943
----------------------------------------------------------------------------------------
Special Purpose -- 0.4%
   623,000 A2*       Natexis AMBS Co., LLC, 8.440% due 12/29/49 (e)              717,971
   600,000 A+        Prudential Funding LLC, 6.600% due 5/15/08 (e)              648,823
                     TRW Inc., Sr. Unsecured Notes:
 1,500,000 BBB         6.625% due 6/1/04                                       1,549,204
   888,000 BBB         7.750% due 6/1/29                                         895,425
----------------------------------------------------------------------------------------
                                                                               3,811,423
----------------------------------------------------------------------------------------
Telecommunications -- 1.1%
   558,000 A         ALLTEL Corp., Sr. Unsecured Notes, 7.875% due 7/1/32        639,907
   410,000 BBB       AT&T Wireless Services Inc., Sr. Unsecured Notes,
                      7.350% due 3/1/06                                          371,366
                     Citizens Communications Co., Sr. Unsecured Notes:
   623,000 BBB         8.500% due 5/15/06                                        629,797
 1,366,000 BBB         7.625% due 8/15/08                                      1,374,731
                     Sprint Capital Corp.:
 1,208,000 BBB-        5.700% due 11/15/03                                     1,160,905
   334,000 BBB-        7.125% due 1/30/06                                        286,904
 3,319,000 BBB-      TCI Communications Inc., 9.650% due 3/31/27               2,658,612
 2,096,000 A+        Verizon Global Funding Corp., Sr. Unsecured Notes,
                      7.375% due 9/1/12                                        2,311,898
----------------------------------------------------------------------------------------
                                                                               9,434,120
----------------------------------------------------------------------------------------
Utilities -- 1.4%
   388,000 BBB       Cleveland Electric Illuminating Co., Series E,
                      9.000% due 7/1/23                                          406,331
 1,500,000 BBB+      Dominion Resources, Inc., Series C, 7.600% due 7/15/03    1,538,580
 1,500,000 BBB       DTE Energy Co., 7.050% due 6/1/11                         1,617,600
   471,000 BBB+      Entergy Mississippi Inc., 6.200% due 5/1/04                 490,301
   350,000 Baa2*     FirstEnergy Corp., Sr. Unsecured Notes, Series B,
                      6.450% due 11/15/11                                        326,806
   256,565 BBB-      GG1B Funding Corp., 7.430% due 1/15/11                      263,422
   236,000 BBB-      Gulf States Utilities, Series A, 8.250% due 4/1/04          252,303


                      See Notes to Financial Statements.


      23 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                                 MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT   RATING(d)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Utilities -- 1.4% (continued)
$1,250,000 A+        Hydro-Quebec, Series JL, 6.300% due 5/11/11                 $  1,400,954
   268,000 BBB-      MidAmerican Energy Holdings Co., Sr. Notes,
                      5.875% due 10/1/12 (e)(g)                                       263,882
                     Niagara Mohawk Power Corp.:
   271,000 A+          7.750% due 5/15/06                                             306,781
 1,053,000 A           8.770% due 1/1/18                                            1,103,639
   474,456 Baa1*     Northeast Utilities, Series A, 8.580% due 12/1/06                518,367
   775,000 BBB       NorthWestern Corp., Sr. Unsecured Notes,
                      8.750% due 3/15/12 (e)(g)                                       569,731
 1,003,000 Baa1*     PSE&G Power LLC, 8.625% due 4/15/31                              844,875
   858,000 BBB       Toledo Edison Co., 7.875% due 8/1/04                             903,400
   937,721 BBB-      Waterford 3 Funding -- Entergy Louisiana Inc.,
                      8.090% due 1/2/17                                               964,751
---------------------------------------------------------------------------------------------
                                                                                   11,771,723
---------------------------------------------------------------------------------------------
Waste Disposal -- 0.3%
                     Waste Management, Inc.:
 1,274,000 BBB         7.000% due 10/1/04                                           1,312,406
 1,504,000 BBB         7.375% due 8/1/10                                            1,581,856
---------------------------------------------------------------------------------------------
                                                                                    2,894,262
---------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $118,322,168)                                       121,682,791
---------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES -- 0.7%
Hotels -- 0.2%
 1,850,000 BB+       Hilton Hotels Corp., 5.000% due 5/15/06                        1,759,813
---------------------------------------------------------------------------------------------
Insurance -- 0.1%
 1,482,000 A         Loews Corp., 3.125% due 9/15/07                                1,300,455
---------------------------------------------------------------------------------------------
Semiconductors -- 0.4%
 3,150,000 Baa1*     Analog Devices, Inc., 4.750% due 10/1/05                       3,098,813
---------------------------------------------------------------------------------------------
                     TOTAL CONVERTIBLE CORPORATE BONDS AND NOTES
                     (Cost -- $6,012,213)                                           6,159,081
---------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 0.4%
Italy -- 0.2%
 1,500,000 AA        Republic of Italy, 4.625% due 6/15/05                          1,586,136
---------------------------------------------------------------------------------------------
Luxembourg -- 0.1%
   816,000 AAA       AIG SunAmerica Institutional Funding II, 5.750% due 2/16/09      867,000
---------------------------------------------------------------------------------------------
Mexico -- 0.0%
   314,000 Baa2*     United Mexican States, 8.375% due 1/14/11                        341,475
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      24 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                             MFS TOTAL RETURN PORTFOLIO
   FACE
  AMOUNT    RATING(d)                     SECURITY                         VALUE
------------------------------------------------------------------------------------
Norway -- 0.1%
$   350,000 A2*       Union Bank of Norway, 7.350% due 12/29/49 (e)(f)  $    359,273
------------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS AND NOTES
                      (Cost -- $2,971,319)                                 3,153,884
------------------------------------------------------------------------------------
   FACE
  AMOUNT                                  SECURITY                         VALUE
------------------------------------------------------------------------------------
SHORT-TERM SECURITIES -- 9.3%
 77,046,000           Federal Home Loan Mortgage Corp., Discount Notes,
                       1.600% due 11/1/02 (Cost -- $77,046,000)           77,046,000
------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $875,335,003**)                          $828,078,962
------------------------------------------------------------------------------------

(a) Security is issued on a when-issued basis (See Note 10).
(b) Non-income producing security.
(c) All or a portion of this security is on loan (See Note 7).
(d) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Variable rate security.
(g) Security has been issued with attached rights.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 32 and 33 for definitions of ratings.


                      See Notes to Financial Statements.


      25 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002



                              TRAVELERS MANAGED INCOME PORTFOLIO
   FACE
  AMOUNT                                       SECURITY                              VALUE
----------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 21.2%
                      U.S. Treasury Notes:
$14,000,000             1.875% due 9/30/04                                        $ 14,063,378
  6,250,000             5.875% due 11/15/04                                          6,773,031
 15,800,000             4.625% due 5/15/06                                          17,026,981
  5,400,000             4.875% due 2/15/12                                           5,824,273
----------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY
                      OBLIGATIONS (Cost -- $41,875,965)                             43,687,663
----------------------------------------------------------------------------------------------
   FACE
  AMOUNT    RATING(a)                          SECURITY                              VALUE
----------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 70.9%
Aerospace/Defense -- 1.8%
  3,600,000 BBB-      Raytheon Co., Notes, 5.700% due 11/1/03                        3,675,420
----------------------------------------------------------------------------------------------
Entertainment/Media -- 3.4%
  4,000,000 BBB+      AOL Time Warner Inc., Notes, 6.150% due 5/1/07                 3,961,012
  2,100,000 BBB-      Clear Channel Communications, Inc., Sr. Notes,
                       7.250% due 9/15/03                                            2,141,097
  1,000,000 BBB       Comcast Cable Communications, Inc., Notes,
                       8.500% due 5/1/27                                               972,240
----------------------------------------------------------------------------------------------
                                                                                     7,074,349
----------------------------------------------------------------------------------------------
Financial Services -- 29.6%
  2,280,000 A2*       FleetBoston Financial Corp., Sub. Notes, 7.125% due 4/15/06    2,477,047
 47,000,000 AAA       Freddie Mac, Notes, 4.750% due 8/13/09                        48,095,100
 10,000,000 BBB       Gemstone Investors Ltd., Guaranteed Sr. Notes,
                       7.710% due 10/31/04 (b)                                       7,610,240
    700,000 A2*       General Motors Acceptance Corp., Notes,
                       6.875% due 8/28/12                                              634,595
    275,000 BB+       Golden State Holdings Inc., Sr. Notes, 7.000% due 8/1/03         282,419
    500,000 Aa3*      The Goldman Sachs Group, Inc., Notes, 5.700% due 9/1/12          512,477
    810,000 A         J.P. Morgan Chase & Co., Sub. Notes, 7.250% due 6/1/07           909,622
    400,000 BBB+      SAFECO Corp., Sr. Notes, 7.250% due 9/1/12                       418,458
----------------------------------------------------------------------------------------------
                                                                                    60,939,958
----------------------------------------------------------------------------------------------
Food -- 1.1%
  2,000,000 BBB-      Fred Meyer, Inc., Guaranteed Notes, 7.450% due 3/1/08          2,253,304
----------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 3.1%
  6,200,000 Baa1*     Simon Property Group Inc., Notes, 6.625% due 6/15/03           6,353,562
----------------------------------------------------------------------------------------------
Technology -- 0.5%
    900,000 A-        Hewlett-Packard Co., Notes, 6.500% due 7/1/12                    923,566
----------------------------------------------------------------------------------------------
Telecommunications -- 12.1%
  8,300,000 BBB+      AT&T Corp., Notes, 5.625% due 3/15/04                          8,261,704


                      See Notes to Financial Statements.


      26 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                             TRAVELERS MANAGED INCOME PORTFOLIO
   FACE
  AMOUNT   RATING(a)                          SECURITY                             VALUE
--------------------------------------------------------------------------------------------
Telecommunications -- 12.1% (continued)
                     Cingular Wireless LLC, Sr. Notes:
$1,260,000 A+          6.500% due 12/15/11                                      $  1,242,483
   450,000 A+          7.125% due 12/15/31                                           410,665
 8,200,000 Baa1*     Cox Enterprises Inc., Notes, 7.875% due 9/15/10 (b)           8,565,695
 9,500,000 CCC+      Qwest Capital Funding, Inc., Guaranteed Notes,
                      7.000% due 8/3/09                                            5,320,000
                     WorldCom Inc., Notes (c):
 3,000,000 Ca*         6.500% due 5/15/04                                            532,500
 3,000,000 Ca*         7.500% due 5/15/11                                            532,500
--------------------------------------------------------------------------------------------
                                                                                  24,865,547
--------------------------------------------------------------------------------------------
Tobacco -- 0.3%
   650,000 Baa2*     R.J. Reynolds Tobacco Holdings, Inc., Guaranteed Notes,
                      7.250% due 6/1/12                                              664,094
--------------------------------------------------------------------------------------------
Utilities -- 19.0%
 6,200,000 BBB-      Aquila, Inc., Sr. Notes, 6.875% due 10/1/04                   5,031,945
                     CMS Energy Corp., Sr. Notes:
 1,150,000 B+          7.625% due 11/15/04                                           920,478
 3,600,000 B+          Series B, 6.750% due 1/15/04                                2,916,904
 9,000,000 Baa2*     DPL Inc., Sr. Notes, 6.875% due 9/1/11                        6,673,716
   290,000 A1*       Duke Energy Corp., Bonds, 6.450% due 10/15/32                   274,425
   930,000 BBB       Duke Energy Field Services, LLC, Notes, 7.500% due 8/16/05      942,517
 4,500,000 BBB       El Paso Corp., Notes, Medium-Term Notes,
                      6.950% due 12/15/07                                          3,063,568
 2,200,000 Baa2*     FirstEnergy Corp., Notes, Series B, 6.450% due 11/15/11       2,054,206
 4,000,000 BBB       NiSource Finance Corp., Guaranteed Notes,
                      5.750% due 4/15/03                                           3,867,160
 3,300,000 C*        Osprey Trust/Osprey I Inc., Secured Notes,
                      8.310% due 1/15/03 (b)(c)                                      561,000
 3,000,000 Baa1*     Pepco Holdings, Inc., Notes, 5.500% due 8/15/07 (b)           3,025,608
 4,400,000 Baa1*     Progress Energy, Inc., Sr. Notes, 6.050% due 4/15/07          4,459,004
                     PSEG Energy Holdings Inc., Sr. Notes:
 1,175,000 BBB-        9.125% due 2/10/04                                          1,034,344
   800,000 BBB-        8.625% due 2/15/08                                            520,582
 4,000,000 Ba2*      Transcontinental Gas Pipe Line Corp., Notes,
                      6.125% due 1/15/05                                           3,780,000
--------------------------------------------------------------------------------------------
                                                                                  39,125,457
--------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $163,635,305)                                      145,875,257
--------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.8%
 2,000,000 AAA       California Infrastructure PG&E-1, Series 1997-1, Class A7,
                      6.420% due 9/25/08                                           2,175,081


                      See Notes to Financial Statements.


      27 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                             TRAVELERS MANAGED INCOME PORTFOLIO
   FACE
  AMOUNT   RATING(a)                          SECURITY                              VALUE
----------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.8% (continued)
$2,600,000 AAA       DaimlerChrysler Auto Trust, Series 2001-C, Class A4,
                      4.630% due 12/6/06                                         $  2,723,922
 2,000,000 AAA       Discover Card Master Trust I, Series 1996-3, Class A,
                      6.050% due 8/18/08                                            2,199,598
 2,500,000 AAA       Ford Auto Owner Trust, Series 2002-B, Class A4,
                      4.750% due 8/15/06                                            2,640,141
   200,000 AAA       Metris Master Trust, Series 2001-1, Class A,
                      2.049% due 12/20/07                                             195,156
 2,000,000 AAA       Toyota Auto Receivables Owner Trust, Series 2002-C,
                      Class A3, 2.650% due 11/15/06                                 2,016,250
---------------------------------------------------------------------------------------------
                     TOTAL ASSET-BACKED SECURITIES
                     (Cost -- $11,903,393)                                         11,950,148
---------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.5%
 1,650,000 Aaa*      CS First Boston Mortgage Securities Corp., Series 2001-CK1,
                      Class A3, 6.380% due 12/16/35                                 1,833,741
 1,240,000 AAA       LB-UBS Commercial Mortgage Trust, Series 2002-C4,
                      Class A5, 4.853% due 9/15/31                                  1,236,547
---------------------------------------------------------------------------------------------
                     TOTAL COLLATERALIZED MORTGAGE
                     OBLIGATIONS (Cost -- $3,097,327)                               3,070,288
---------------------------------------------------------------------------------------------

WARRANTS                                      SECURITY                              VALUE
----------------------------------------------------------------------------------------------
WARRANTS (d) -- 0.0%
       150           Loral Orion Network Systems, Inc., Expire 1/15/07
                     (Cost -- $105)                                                         2
---------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                      SECURITY                              VALUE
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.6%
$1,165,000           State Street Bank and Trust Co., 1.800% due 11/1/02;
                      Proceeds at maturity -- $1,165,058; (Fully collateralized
                      by U.S. Treasury Notes, 8.750% due 8/15/20;
                      Market value -- $1,188,881) (Cost -- $1,165,000)              1,165,000
---------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $221,677,095**)                                    $205,748,358
---------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is currently in default.
(d) Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 32 and 33 for definitions of ratings.



                      See Notes to Financial Statements.


      28 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      SMITH BARNEY MONEY MARKET PORTFOLIO

   FACE                                                         ANNUALIZED
  AMOUNT                        SECURITY                          YIELD         VALUE
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 54.8%
$15,000,000 Abbey National North America mature
             11/7/02 to 11/20/02                              1.75% to 1.76% $ 14,991,015
 15,000,000 ANZ Delaware Inc. mature 11/4/02 to 12/24/02       1.74 to 1.76    14,985,670
 10,000,000 Banc One Corp. matures 1/9/03                          1.71         9,967,417
 15,000,000 Bank of Nova Scotia mature 11/15/02 to 11/18/02    1.75 to 1.76    14,989,061
 22,000,000 CBA Delaware Finance Inc. mature
             11/4/02 to 12/16/02                               1.74 to 1.76    21,967,152
 15,000,000 The Coca Cola Co. matures 11/12/02                     1.72        14,992,117
  5,000,000 Credit Agricole Indosuez matures 11/4/02               1.77         4,999,262
 15,000,000 Danske Corp. mature 11/7/02 to 1/21/03             1.75 to 1.76    14,959,165
 10,000,000 Deutsche Bank Financial Inc. matures 11/5/02           1.73         9,998,078
 15,000,000 Dexia Delaware LLC mature 11/14/02 to 12/19/02         1.75        14,982,080
 10,000,000 Dresdner U.S. Finance Inc. matures 11/7/02             1.75         9,997,083
 20,000,000 General Electric Capital Corp. mature
             11/4/02 to 2/3/03                                 1.71 to 1.76    19,970,793
 25,000,000 Goldman, Sachs & Co. matures 11/1/02                   1.89        25,000,000
 10,000,000 HBOS Treasury Service PLC mature
             12/23/02 to 1/13/03                               1.73 to 1.76     9,969,799
 20,000,000 ING U.S. Funding LLC mature 11/12/02 to 1/31/03    1.75 to 1.92    19,958,495
  7,000,000 Lloyds TSB Bank matures 2/7/03                         1.64         6,968,939
 15,000,000 Morgan Stanley mature 11/5/02 to 11/25/02          1.75 to 1.76    14,988,556
 27,000,000 Nordea North America, Inc. mature
             11/8/02 to 12/11/02                               1.71 to 1.76    26,959,527
 15,000,000 Royal Bank of Canada mature 12/17/02 to 2/19/03    1.75 to 1.76    14,951,031
 10,000,000 Royal Bank of Scotland mature 11/26/02 to 12/2/02  1.74 to 1.75     9,986,432
  5,000,000 San Paolo U.S. Finance Inc. matures 11/12/02           1.75         4,997,334
 25,380,000 Societe Generale N.A. Inc. mature
             11/7/02 to 2/3/03                                 1.71 to 1.88    25,328,568
 25,400,000 Svenska Handelsbanken Inc. mature
             11/4/02 to 1/21/03                                1.74 to 1.75    25,363,536
 25,000,000 UBS Finance LLC mature 11/1/02 to 12/3/02          1.65 to 1.85    24,982,209
 10,000,000 USAA CAP Corp. matures 11/7/02                         1.75         9,997,083
  5,000,000 Wells Fargo & Co. matures 12/9/02                      1.71         4,991,028
 10,000,000 Westpac Capital mature 11/12/02 to 11/22/02        1.71 to 1.77     9,992,353
-----------------------------------------------------------------------------------------
            TOTAL COMMERCIAL PAPER
            (Cost -- $401,233,783)                                            401,233,783
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      29 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY MONEY MARKET PORTFOLIO

    FACE                                                        ANNUALIZED
   AMOUNT                        SECURITY                         YIELD         VALUE
-----------------------------------------------------------------------------------------
AGENCY DISCOUNT NOTES -- 4.7%
$ 20,000,000 Federal Home Loan Bank mature
              12/26/02 to 4/23/03                             1.68% to 1.71% $ 19,940,000
  15,000,000 Federal Home Loan Mortgage Corp. mature
              11/12/02 to 1/2/03                               1.64 to 1.70    14,961,729
-----------------------------------------------------------------------------------------
             TOTAL AGENCY DISCOUNT NOTES
             (Cost -- $34,901,729)                                             34,901,729
-----------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- 2.9%
  21,000,000 Wells Fargo Bank N.A. mature 11/5/02 to 1/30/03
             (Cost -- $20,999,669)                             1.62 to 1.74    20,999,669
-----------------------------------------------------------------------------------------
FOREIGN CERTIFICATES OF DEPOSIT -- 30.7%
   5,000,000 Abbey National PLC matures 12/10/02                   1.74         5,000,000
  20,000,000 ABN-AMRO Bank N.V. mature
              12/16/02 to 12/27/02                             1.65 to 1.88    20,000,745
   5,000,000 Australia & New Zealand Bank matures 1/17/03          1.73         5,000,106
  20,000,000 Bank of Montreal mature 11/1/02 to 11/25/02       1.70 to 1.75    20,000,000
  23,000,000 Barclays Bank mature 11/18/02 to 2/21/03          1.67 to 2.09    23,001,346
  20,000,000 BNP Paribas S.A. mature 11/12/02 to 2/25/03       1.70 to 1.75    20,000,000
  22,000,000 Canadian Imperial Bank of Commerce NY mature
              11/20/02 to 2/20/03                              1.72 to 1.78    22,003,353
  20,000,000 Credit Agricole Indosuez mature
              11/4/02 to 12/13/02                              1.75 to 2.01    20,000,402
   5,000,000 CS First Boston matures 12/4/02                       1.76         5,000,000
   5,000,000 Danske Bank matures 2/7/03                            1.65         5,001,079
  10,000,000 Deutsche Bank mature 11/18/02 to 12/12/02         1.65 to 1.70    10,000,024
   5,000,000 HBOS PLC matures 2/3/03                               1.70         5,000,883
   5,000,000 ING Bank N.V. matures 3/17/03                         1.75         5,000,184
   5,000,000 KBC Bank N.V. matures 12/9/02                         1.88         5,000,622
  15,000,000 Lloyds TSB Bank mature 12/13/02 to 12/19/02       1.70 to 1.78    15,000,202
   5,000,000 Rabo Bank matures 11/15/02                            1.99         4,999,942
   5,000,000 Royal Bank of Scotland Group PLC matures 1/10/03      1.70         5,000,097
   5,000,000 Svenska Handelsbanken matures 11/14/02                1.65         5,000,090
  15,000,000 The Toronto-Dominion Bank mature
              1/10/03 to 2/10/03                               1.75 to 1.76    14,998,447
  10,000,000 Unicredito Italiano S.p.A. mature
              11/18/02 to 1/15/03                              1.65 to 1.72     9,999,942
-----------------------------------------------------------------------------------------
             TOTAL FOREIGN CERTIFICATES OF DEPOSIT
             (Cost -- $225,007,464)                                           225,007,464
-----------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      30 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY MONEY MARKET PORTFOLIO

   FACE                                          ANNUALIZED
  AMOUNT                  SECURITY                 YIELD       VALUE
------------------------------------------------------------------------
TIME DEPOSITS -- 6.9%
$25,423,000 Chase Manhattan Bank matures 11/1/02    1.88%   $ 25,423,000
 25,000,000 HSBC Bank U.S.A. matures 11/1/02        1.88      25,000,000
------------------------------------------------------------------------
            TOTAL TIME DEPOSITS
            (Cost -- $50,423,000)                             50,423,000
------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $732,565,645**)                        $732,565,645
------------------------------------------------------------------------

** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


      31 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA   --Bonds rated "AAA" have the highest rating assigned by Standard &
        Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB,   --Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as
B,      predominantly speculative with respect to capacity to pay interest and
CCC,    repay principal in accordance with the terms of the obligation. "BB"
CC      represents the lowest degree of speculation and "C" the highest degree and C of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa," where 1 is the highest and 3 the lowest rating within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B     --Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.


     32    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Caa   --Bonds that are rated "Caa" and "Ca" are of poor standing. Such issues and Ca may be in default or present elements of danger with respect to principal or interest.
C     --Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.


     33    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2002



                                                                 Travelers   Smith Barney
                                                   MFS Total      Managed       Money
                                                    Return        Income        Market
                                                   Portfolio     Portfolio    Portfolio
-----------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $875,335,003,
   $221,677,095 and $732,565,645, respectively)  $828,078,962  $205,748,358  $732,565,645
  Cash                                                     --           807           453
  Collateral for securities on loan (Note 7)       82,396,026            --            --
  Receivable for securities sold                    4,966,939            --            --
  Dividends and interest receivable                 4,855,425     2,755,058       820,198
  Receivable for open forward foreign
   currency contracts (Note 9)                            915            --            --
  Other assets                                         22,955            --            --
----------------------------------------------------------------------------------------
  Total Assets                                    920,321,222   208,504,223   733,386,296
----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 7)          82,396,026            --            --
  Payable for securities purchased                  5,949,490       195,327            --
  Payable for Fund shares purchased                 1,369,754       346,563            --
  Management fees payable                             566,743       156,443       304,682
  Payable to bank                                       9,678            --            --
  Payable for open forward foreign
   currency contracts (Note 9)                          1,031            --            --
  Dividends payable                                        --            --       351,301
  Accrued expenses                                     61,920        28,725        43,802
----------------------------------------------------------------------------------------
  Total Liabilities                                90,354,642       727,058       699,785
----------------------------------------------------------------------------------------
Total Net Assets                                 $829,966,580  $207,777,165  $732,686,511
----------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                    $        575  $        183  $      7,327
  Capital paid in excess of par value             882,301,170   212,542,224   732,679,184
  Undistributed net investment income              24,393,591    10,339,024            --
  Accumulated net realized gain (loss) from
   security transactions                          (29,480,427)      824,471            --
  Net unrealized depreciation of investments
   and foreign currencies                         (47,248,329)  (15,928,737)           --
----------------------------------------------------------------------------------------
Total Net Assets                                 $829,966,580  $207,777,165  $732,686,511
----------------------------------------------------------------------------------------
Shares Outstanding                                 57,459,275    18,261,787   732,686,511
----------------------------------------------------------------------------------------
Net Asset Value                                        $14.44        $11.38         $1.00
----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      34 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2002



                                                      Travelers   Smith Barney
                                        MFS Total      Managed       Money
                                         Return        Income        Market
                                        Portfolio     Portfolio    Portfolio
 -----------------------------------------------------------------------------
 INVESTMENT INCOME:
  Interest                            $ 21,618,636  $ 11,330,255   $12,075,778
  Dividends                              9,773,148            --            --
  Less: Foreign withholding tax           (109,768)           --            --
 ---------------------------------------------------------------------------
  Total Investment Income               31,282,016    11,330,255    12,075,778
 ---------------------------------------------------------------------------
 EXPENSES:
  Management fees (Note 3)               6,883,931     1,371,366     3,156,488
  Custody                                  118,474        22,967        52,000
  Shareholder communications                44,208        14,778        26,000
  Audit and legal                           40,475        26,803        32,000
  Directors' fees                           21,753         7,490        14,800
  Shareholder and system servicing
    fees                                     5,009         4,583        13,832
  Registration fees                             --            --        24,700
  Other                                      6,834         4,510         7,530
 ---------------------------------------------------------------------------
  Total Expenses                         7,120,684     1,452,497     3,327,350
 ---------------------------------------------------------------------------
 Net Investment Income                  24,161,332     9,877,758     8,748,428
 ---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCIES (NOTES 4 AND 9):
  Realized Gain (Loss) From:
    Security transactions
     (excluding
     short-term securities)*           (23,868,176)    1,483,551           785
    Foreign currency transactions           (1,285)           --            --
 ---------------------------------------------------------------------------
  Net Realized Gain (Loss)             (23,869,461)    1,483,551           785
 ---------------------------------------------------------------------------
  Increase in Net Unrealized
    Depreciation (Note 1)              (34,720,809)  (20,235,374)           --
 ---------------------------------------------------------------------------
 Net Gain (Loss) on Investments and
  Foreign Currencies                   (58,590,270)  (18,751,823)          785
 ---------------------------------------------------------------------------
 Increase (Decrease) in Net Assets
  From Operations                     $(34,428,938) $ (8,874,065)  $ 8,749,213
 ---------------------------------------------------------------------------
* Represents net realized gains only from the sale of short-term securities for the Smith Barney Money Market Portfolio.


                      See Notes to Financial Statements.


      35 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


                                                 For the Years Ended October 31,

MFS Total Return Portfolio                               2002          2001
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $ 24,161,332  $ 23,676,843
 Net realized gain (loss)                             (23,869,461)   30,150,890
 Increase in net unrealized depreciation              (34,720,809)  (59,557,723)
--------------------------------------------------------------------------------
 Decrease in Net Assets From Operations               (34,428,938)   (5,729,990)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                (23,799,852)  (21,794,728)
 Net realized gains                                   (32,931,862)  (27,122,328)
--------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                       (56,731,714)  (48,917,056)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares                     116,452,441   146,472,173
 Net asset value of shares issued for reinvestment
   of dividends                                        56,731,714    48,917,056
 Cost of shares reacquired                            (56,042,667)  (33,766,208)
--------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions  117,141,488   161,623,021
--------------------------------------------------------------------------------
Increase in Net Assets                                 25,980,836   106,975,975
NET ASSETS:
 Beginning of year                                    803,985,744   697,009,769
--------------------------------------------------------------------------------
 End of year*                                        $829,966,580  $803,985,744
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:    $24,393,591   $23,791,891
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      36 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                     For the Years Ended October 31,

Travelers Managed Income Portfolio                       2002            2001
------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $  9,877,758    $ 10,827,148
 Net realized gain                                      1,483,551       5,130,126
 (Increase) decrease in net unrealized depreciation   (20,235,374)      6,486,878
------------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Operations     (8,874,065)     22,444,152
------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                (10,827,859)     (8,560,136)
 Net realized gains                                      (813,814)             --
------------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                       (11,641,673)     (8,560,136)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares                      37,658,544      87,862,605
 Net asset value of shares issued for reinvestment
   of dividends                                        11,641,673       8,560,136
 Cost of shares reacquired                            (41,602,884)    (40,545,836)
------------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions    7,697,333      55,876,905
------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                     (12,818,405)     69,760,921
NET ASSETS:
 Beginning of year                                    220,595,570     150,834,649
------------------------------------------------------------------------------------
 End of year*                                        $207,777,165    $220,595,570
------------------------------------------------------------------------------------
* Includes undistributed net investment income of:    $10,339,024     $10,827,049
------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      37 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                                         For the Years Ended October 31,

Smith Barney Money Market Portfolio                                          2002             2001
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                                                 $     8,748,428  $    17,980,927
 Net realized gain                                                                 785              601
-------------------------------------------------------------------------------------------------------
 Increase in Net Assets From Operations                                      8,749,213       17,981,528
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
 Net investment income                                                      (8,748,428)     (17,980,927)
 Net realized gains                                                               (785)            (601)
-------------------------------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to Shareholders                  (8,749,213)     (17,981,528)
-------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares                                        1,536,117,104    2,130,403,635
 Net asset value of shares issued for reinvestment of dividends              8,870,018       18,143,511
 Cost of shares reacquired                                              (1,417,106,947)  (1,862,341,003)
-------------------------------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions                       127,880,175      286,206,143
-------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                     127,880,175      286,206,143
NET ASSETS:
 Beginning of year                                                         604,806,336      318,600,193
-------------------------------------------------------------------------------------------------------
 End of year                                                              $732,686,511     $604,806,336
-------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

      38 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: Alliance Growth, AIM Capital Appreciation, Salomon Brothers Strategic Total Return Bond (formerly known as Salomon Brothers Strategic Bond), Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney International All Cap Growth, Smith Barney Large Capitalization Growth, Van Kampen Enterprise, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) the Smith Barney Money Market Portfolio uses the amortized cost method for valuing all of its portfolios securities; the MFS Total Return and Travelers Managed Income Portfolios use the amortized cost method for valuing securities with maturities less than 60 days, accordingly, the cost of securities plus accreted discount or minus amortized premium approximates value; (c) securities traded on national securities markets are valued at the closing prices on such markets; fixed-income securities are valued at the mean between the bid and asked prices provided by an independent pricing service, securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies


     39    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders
against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the capital accounts of the MFS Total Return Portfolio and Travelers Managed Income Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the MFS Total Return Portfolio and Travelers Managed Income Portfolio ("Portfolios") to amortize premium and accrete all discounts on all fixed-income securities. The Portfolios adopted this requirement November 1, 2001. This change does not affect the Portfolios' net asset values, but does change the classification of certain amounts in the statements of operations. For the year ended October 31, 2002, interest income decreased by $905,429, net realized loss decreased by $1,090,072 and the change in net unrealized depreciation of investments increased by $184,643 for MFS Total Return Portfolio. In addition, for the year ended October 31, 2002, interest income decreased by $706,733, net realized gain increased by $592,571 and the change in net unrealized depreciation of investments decreased by $114,162 for Travelers Managed Income Portfolio. Moreover, the Portfolios recorded adjustments to decrease the cost of securities and decrease accumulated undistributed net investment income by $1,182,252 and $130,495 for MFS Total Return Portfolio and Travelers Managed Income Portfolio, respectively, to reflect the cumulative effect of this change up to the date of the adoption.


     40    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

2. Dividends

The Smith Barney Money Market Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly on the payable date.

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Money Market Portfolio ("SBMM"). Travelers Investment Adviser, Inc. ("TIA") and Travelers Asset Management International Company, LLC ("TAMIC"), affiliates of SBFM, act as the investment managers of the MFS Total Return Portfolio ("MFSTR") and the Travelers Managed Income Portfolio ("TMI"), respectively. SBMM pays SBFM a management fee calculated at an annual rate of 0.50% of the average daily net assets of the SBMM. MFSTR pays TIA a management fee calculated at an annual rate of 0.80% of the average daily net assets of MFSTR. TMI pays TAMIC a management fee calculated at an annual rate of 0.65% of the average daily net assets of TMI. These fees are calculated daily and paid monthly.

TIA has a sub-advisory agreement with Massachusetts Financial Services Company ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day portfolio operations and investment decisions for MFSTR and is compensated for such services at an annual rate of 0.375% of the average daily net assets of MFSTR. This fee is calculated daily and paid monthly.

TIA has entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of MFSTR.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended


     41    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

October 31, 2002, each of the Portfolios paid transfer agent fees of $5,000 to CTB.

During the year ended October 31, 2002, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions of $55 from MFSTR.

Most of the officers and one Director of the Fund are employees of Citigroup or its affiliates.

4. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     MFSTR         TMI
    -----------------------------------------------------------------------
    Purchases                                     $731,412,470 $365,889,111
    -----------------------------------------------------------------------
    Sales                                          650,965,077  349,607,934
    -----------------------------------------------------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                             MFSTR          TMI
           ----------------------------------------------------------
           Gross unrealized appreciation $ 26,486,599   $  3,777,016
           Gross unrealized depreciation  (81,011,119)   (20,142,247)
           ----------------------------------------------------------
           Net unrealized depreciation   $(54,524,520)  $(16,365,231)
           ----------------------------------------------------------

5. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

6. Futures Contracts

MFSTR and TMI have the ability to enter into futures contracts.


     42    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. MFSTR and TMI enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, MFSTR and TMI did not hold any futures contracts.

7. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

At October 31, 2002, MFSTR loaned stocks having a market value of $79,411,131. MFSTR received cash collateral amounting to $78,135,616 which was invested into State Street Navigator Securities Lending Trust Prime Portfolio. In addition, MFSTR received securities collateral amounting to $4,260,410.

Income earned by MFSTR from securities lending for the year ended October 31, 2002 was $35,302.

At October 31, 2002, SBMM and TMI did not have any securities on loan.


     43    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

8. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into a closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When the written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2002, the Portfolios did not enter into any written covered call or put option contracts.


     44    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

9. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts. The unrealized gain (loss) on the open contracts is reflected in the accompanying financial statements as follows:

  MFS Total Return Portfolio
                                       Local    Market  Settlement Unrealized
  Foreign Currency                    Currency  Value      Date    Gain (Loss)
  ----------------------------------------------------------------------------
  To Sell:
  British Pound                       173,306  $270,938  11/1/02     $(1,031)
  ----------------------------------------------------------------------------
  To Buy:
  Euro                                252,758   249,801  11/4/02         915
  ----------------------------------------------------------------------------
  Net Unrealized Loss on Open Forward
   Foreign Currency Contracts                                        $  (116)
  ----------------------------------------------------------------------------

At October 31, 2002, SBMM and TMI did not have any open forward foreign currency contracts.

10.Securities Traded on a When-Issued or To-Be-Announced Basis

The Portfolios may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

In a when-issued transaction, the securities are purchased or sold by the Portfolios with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolios at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.


     45    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

At October 31, 2002, MFSTR held when-issued securities with a total cost of $1,107,955.

In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At October 31, 2002, the Portfolios did not hold any TBA securities.

11. Capital Loss Carryforward

At October 31, 2002, MFSTR had, for Federal income tax purposes, an unused capital loss carryforward of approximately $23,208,000 available to offset future capital gains, expiring on October 31, 2010. To the extent that this carryforward loss is used to offset capital gains, it is possible that the gains so offset will not be distributed.

12. Income Tax Information and Distributions to Shareholders

At October 31, 2002, the tax basis components of distributable earnings were:

                                  MFSTR          TMI        SBMM
------------------------------------------------------------------
Undistributed ordinary income $ 25,389,558  $ 11,599,989  $351,300
------------------------------------------------------------------
Accumulated capital losses     (23,208,031)           --        --
------------------------------------------------------------------
Unrealized depreciation        (54,516,692)  (16,365,231)       --
------------------------------------------------------------------

The difference between book basis and tax basis unrealized depreciation is attributable primarily to AICPA adjustments, wash sales and consent fees.

The tax character of distributions paid during the year ended October 31, 2002 was:

                           MFSTR        TMI        SBMM
----------------------------------------------------------
Ordinary income         $37,517,011 $11,641,673 $8,749,213
Long term capital gains  19,214,703          --         --
----------------------------------------------------------
Total                   $56,731,714 $11,641,673 $8,749,213
----------------------------------------------------------


     46    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

13.Capital Shares

At October 31, 2002, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an identical interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                            Year Ended       Year Ended
                                         October 31, 2002 October 31, 2001
     ---------------------------------------------------------------------
     MFS Total Return Portfolio
     Shares sold                               7,043,809        8,500,272
     Shares issued on reinvestment             3,945,182        2,932,677
     Shares reacquired                        (3,543,265)      (2,027,325)
     ---------------------------------------------------------------------
     Net Increase                              7,445,726        9,405,624
     ---------------------------------------------------------------------
     Travelers Managed Income Portfolio
     Shares sold                               3,116,379        7,085,657
     Shares issued on reinvestment             1,030,237          710,385
     Shares reacquired                        (3,439,705)      (3,271,501)
     ---------------------------------------------------------------------
     Net Increase                                706,911        4,524,541
     ---------------------------------------------------------------------
     Smith Barney Money Market Portfolio
     Shares sold                           1,536,117,104    2,130,403,635
     Shares issued on reinvestment             8,870,018       18,143,511
     Shares reacquired                    (1,417,106,947)  (1,862,341,003)
     ---------------------------------------------------------------------
     Net Increase                            127,880,175      286,206,143
     ---------------------------------------------------------------------


     47    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

MFS Total Return Portfolio                 2002     2001     2000   1999/(1)/   1998
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $16.08   $17.16   $16.22   $16.23    $15.31
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                0.39     0.42     0.54     0.52      0.32
 Net realized and unrealized gain
   (loss)/(2)/                            (0.98)   (0.42)    1.43     0.72      1.36
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations       (0.59)   (0.00)*   1.97     1.24      1.68
-------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    (0.44)   (0.48)   (0.46)   (0.37)    (0.28)
 Net realized gains                       (0.61)   (0.60)   (0.57)   (0.88)    (0.48)
-------------------------------------------------------------------------------------
Total Distributions                       (1.05)   (1.08)   (1.03)   (1.25)    (0.76)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year             $14.44   $16.08   $17.16   $16.22    $16.23
-------------------------------------------------------------------------------------
Total Return                              (3.59)%  (0.22)%  12.77%    7.62%    10.94%
-------------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $830     $804     $697     $622      $462
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                  0.83%    0.83%    0.83%    0.84%     0.84%
 Net investment income/(2)/                2.81     3.08     3.42     3.11      3.32
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                      81%      88%     108%      97%      118%
-------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended October 31, 2002, those amounts would have been $0.40, $0.99 and 2.91% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
* Amount represents less than $0.01 per share.


     48    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Travelers Managed Income Portfolio               2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/  1998/(1)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $12.57     $11.58     $11.49     $11.65     $11.55
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/                        0.56       0.71       0.76       0.65       0.72

   Net realized and unrealized gain (loss)/(2)/   (1.07)      0.83      (0.24)     (0.45)     (0.06)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.51)      1.54       0.52       0.20       0.66
------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                            (0.63)     (0.55)     (0.43)     (0.29)     (0.54)
 Net realized gains                               (0.05)        --         --      (0.07)     (0.02)
------------------------------------------------------------------------------------------------------
Total Distributions                               (0.68)     (0.55)     (0.43)     (0.36)     (0.56)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $11.38     $12.57     $11.58     $11.49     $11.65
------------------------------------------------------------------------------------------------------
Total Return                                      (4.06)%    13.50%      4.55%      1.75%      5.71%
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                 $208       $221       $151       $113        $58
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                          0.69%      0.68%      0.69%      0.76%      0.84%
 Net investment income/(2)/                        4.68       5.76       6.56       5.57       6.11
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             177%       194%       181%       411%       327%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended October 31, 2002, those amounts would have been $0.60, $1.11 and 5.02% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


     49    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Money Market Portfolio      2002        2001     2000     1999     1998
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $  1.00   $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------
Net investment income                      0.014     0.044    0.057    0.046    0.050
Distributions from net investment income  (0.014)   (0.044)  (0.057)  (0.046)  (0.050)
--------------------------------------------------------------------------------------
Net Asset Value, End of Year             $  1.00   $  1.00  $  1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------
Total Return                                1.40%     4.46%    5.88%    4.66%    5.11%
--------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $733      $605     $319     $277     $165
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.53%     0.53%    0.53%    0.54%    0.64%
  Net investment income                    1.38       4.17     5.75     4.58     4.99
--------------------------------------------------------------------------------------


     50    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                     /s/ KPMG LLP
New York, New York
December 11, 2002


     51    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                    Term of                       Number of
                                    Office*                      Portfolios
                                      and         Principal        in Fund            Other
                       Position(s) Length of    Occupation(s)      Complex        Directorships
                        Held with    Time        During Past      Overseen           Held by
Name, Address, and Age    Fund      Served       Five Years      by Director        Director
----------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
A.E. Cohen              Director     Since   Consultant to           17      Director of Agouron
444 Madison Avenue                   1996    Chugai                          Pharmaceuticals, Inc.,
New York, NY 10022                           Pharmaceutical Co.              Akzo Nobel NV, Teva
Age 65                                       Ltd.                            Pharmaceutical Inc.,
                                                                             Ltd., Chugai
                                                                             Pharmaceutical Co.
                                                                             Ltd., Pharmaceutical
                                                                             Product Development,
                                                                             Inc. and Axonyx Inc.;
                                                                             Chairman of
                                                                             Vasomedical, Inc.,
                                                                             Neurobiological
                                                                             Technologies Inc. and
                                                                             Kramex Corporation

Robert A. Frankel       Director     Since   Managing Partner        24               None
8 John Walsh Boulevard               1999    of Robert A.
Peekskill, NY 10566                          Frankel Managing
Age 74                                       Consultants;
                                             Former Vice
                                             President of The
                                             Readers Digest
                                             Association, Inc.

Michael E. Gellert      Director     Since   General Partner of      19      Director of Dalet S.A.,
122 East 42nd Street                 1999    Windcrest Partners,             Devon Energy Corp.,
New York, NY 10168                           a venture capital               High Speed Access
Age 70                                       firm                            Corp., Human, Inc.,
                                                                             SEACOR Smit, Inc.
                                                                             and Six Flags, Inc.

Rainer Greeven          Director     Since   Attorney, Rainer        17      Director of Continental
630 5th Avenue                       1994    Greeven PC                      Container Corp.
New York, NY 10111
Age 65

Susan M. Heilbron       Director     Since   Owner/Consultant        17      Director of National
P.O. Box 557                         1994    of Lacey &                      Multiple Sclerosis
Chilmark, MA 02535                           Heilbron, a public              Society, New York
Age 57                                       relations firm                  City Chapter


     52    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                Term of                             Number of
                                                Office*                            Portfolios
                                                  and            Principal           in Fund          Other
                              Position(s)      Length of       Occupation(s)         Complex      Directorships
                               Held with         Time           During Past         Overseen         Held by
Name, Address, and Age           Fund           Served          Five Years         by Director      Director
----------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
 R. Jay Gerken               Chairman,           Since      Managing Director          226            None
 SSB                         President           2002       of Salomon Smith
 399 Park Avenue             and Chief                      Barney Inc. ("SSB")
 4th Floor                   Executive
 New York, NY 10022          Officer
 Age 51
--------
* Directors are elected until the Fund's next annual meeting and until their successors are elected and qualified.

OFFICERS:
 Lewis E. Daidone            Senior Vice         Since      Managing Director          N/A            N/A
 SSB                         President           2000       of SSB; Chief
 125 Broad Street            and Chief                      Financial Officer
 11th Floor                  Administrative                 and Treasurer of
 New York, NY 10004          Officer                        mutual funds
 Age 45                                                     affiliated with
                                                            Citigroup Inc.;
                                                            Director and
                                                            Senior Vice
                                                            President of
                                                            Smith Barney Fund
                                                            Management LLC
                                                            ("SBFM") and
                                                            Travelers
                                                            Investment Adviser,
                                                            Inc. ("TIA")
 Richard L. Peteka           Chief               Since      Director of SSB            N/A            N/A
 SSB                         Financial           2002
 125 Broad Street            Officer and
 11th Floor                  Treasurer
 New York, NY 10004
 Age 41
 Martin R. Hanley            Vice                Since      Managing Director          N/A            N/A
 SSB                         President           1994       of SSB and
 399 Park Avenue                                            Investment Officer
 New York, NY 10022                                         of SBFM
 Age 36
 Denny M. Voss               Vice                Since      Senior Vice                N/A            N/A
 TAMIC                       President           1998       President and Chief
 399 Park Avenue                                            Investment Officer
 New York, NY 10022                                         of Travelers Asset
 Age 53                                                     Management
                                                            International
                                                            Company, LLC
                                                            ("TAMIC")
 David M. Calabro            Investment          Since      Senior Vice                N/A            N/A
 MFS                         Officer             1994       President of
 500 Boylston Street                                        Massachusetts
 Boston, MA 02116                                           Financial Services
 Age 42                                                     Company ("MFS")


     53    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                      Term of                     Number of
                                      Office*                    Portfolios
                                        and        Principal       in Fund       Other
                         Position(s) Length of   Occupation(s)     Complex   Directorships
                          Held with    Time       During Past     Overseen      Held by
 Name, Address, and Age     Fund      Served      Five Years     by Director   Director
------------------------------------------------------------------------------------------
Kaprel Ozsolak           Controller    Since   Vice President of     N/A          N/A
SSB                                    2002    SSB
125 Broad Street
11th Floor
New York, NY 10004
Age 37
Christina T. Sydor       Secretary     Since   Managing Director     N/A          N/A
SSB                                    2000    of SSB; General
300 First Stamford Place                       Counsel and
Stamford, CT 06902                             Secretary of SBFM
Age 51                                         and TIA


     54    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Portfolios hereby designate for the fiscal year ended October 31, 2002:

   . Percentage of ordinary dividends paid as qualifying for the corporate dividends received deduction:

MFSTR 19.06%

   . Total long-term capital gain distributions paid:

                               MFSTR $19,214,703

The following percentages of ordinary dividends paid by the Portfolios from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

                                  MFSTR  5.28%
                                  TMI   31.89%
                                  SBMM   2.27%


     55    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                TRAVELERS SERIES
                                   FUND INC.



            DIRECTORS                    INVESTMENT
            A.E. Cohen                   MANAGERS
            Robert A. Frankel            Smith Barney Fund
            Michael E. Gellert            Management LLC
            R. Jay Gerken, Chairman      Travelers Investment
            Rainer Greeven                Adviser, Inc.
            Susan M. Heilbron            Travelers Asset Management
                                          International
            Victor K. Atkins, Emeritus    Company, LLC

            OFFICERS                     CUSTODIAN
            R. Jay Gerken                State Street Bank and
            President and Chief           Trust Company
            Executive Officer
                                         ANNUITY
            Lewis E. Daidone             ADMINISTRATION
            Senior Vice President        Travelers Annuity
            and Chief Administrative      Investor Services
            Officer                      5 State House Square
                                         1 Tower Square
            Richard L. Peteka            Hartford, CT 06183
            Chief Financial Officer
            and Treasurer

            Martin R. Hanley
            Vice President

            Denny M. Voss
            Vice President

            Kaprel Ozsolak
            Controller

            Christina T. Sydor
            Secretary

  Travelers Series Fund Inc.




  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- MFS Total Return, Travelers Managed Income and Smith Barney Money Market Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

             SalomonSmithBarney
-------------------------------
A member of the citigroup[LOGO]

 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.
 IN0253 12/02                                                            02-4178

              --------------------------------------------------

                          TRAVELERS SERIES FUND INC.

                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO

                           ALLIANCE GROWTH PORTFOLIO

                        VAN KAMPEN ENTERPRISE PORTFOLIO

              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]
R. JAY GERKEN

R. JAY GERKEN
Chairman

Travelers Series
Fund Inc.

Dear Shareholder,
Enclosed herein is the annual report for the Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio ("Portfolio(s)") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow./1/ We hope you find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Travelers Series Fund Inc. replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.


       1 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Performance Update/2/

                 Performance of the Travelers Series Fund Inc.
                      for the Year Ended October 31, 2002
                 ---------------------------------------------
                Smith Barney Large Cap Value Portfolio (22.45)%

                Alliance Growth Portfolio              (24.05)

                Van Kampen Enterprise Portfolio        (20.07)

Market Overview
This has been a very difficult year for the equity markets, as virtually all major equity indices dropped to their lowest levels in several years. Unless the stock market dramatically rallies by year-end, we believe it is possible that many major equity indices may finish the calendar year down for the third year in a row. Such an occurrence of consecutive retreats has not happened in over 60 years. Until recently, many thought the benchmark for bear markets was that of 1973-1974, but we now believe the current period has eclipsed this earlier one in terms of length and severity.

During the period, we believe that the fixed-income market was largely supported by equity market volatility as investors sought safer havens, particularly in U.S. Treasury securities. In our view, the fixed-income market was also supported by solid economic fundamentals such as low inflation and an extremely accommodative Federal Open Market Committee ("FOMC")/3/. The FOMC lowered short-term interest rates eleven times in 2001 in an effort to boost an ailing economy. The Committee left the federal funds rate ("fed funds rate")/4/ unchanged at its historically low level of 1.75% during each of the six meetings it held throughout the first ten months of 2002 (since the end of this reporting period the FOMC lowered the fed funds target rate an additional 50 basis points/5/ on November 6, 2002 to 1.25%, the lowest level since April of 1958 when the target was 1.00%).

--------
2The performance returns set forth above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios.
3The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5A basis point is one one-hundredth (1/100 or 0.01) of one percent.


       2 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Thank you for your investment in the Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman

November 25, 2002

The information provided in the following commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 15 through 25 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of October 31, 2002 and are subject to change.



       3 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Smith Barney Large Cap Value Portfolio
Performance Review
For the year ended October 31, 2002, the Smith Barney Large Cap Value Portfolio ("Portfolio") returned negative 22.45%. In comparison, the S&P 500 Index/1/ returned negative 15.10% and the S&P Barra Value Index/2/ returned negative 15.78% for the same period.

Investment Strategy
The Portfolio seeks current income and long-term growth of capital by investing primarily in common stocks of U.S. companies having market capitalizations of at least $5 billion at the time of investment.

Portfolio Manager Market Overview
The recently ended third calendar quarter of 2002 was the worst three-month period for equity markets, as represented by the S&P 500 Index, since the recent bear market began in March of 2000. We believe, however, the end of the quarter may also mark the end of this phase of the bear market. If the late 1990s was a period of irrational exuberance, where stocks detached from underlying fundamentals on the upside, we may now be witnessing the mirror image of this emotional behavior on the part of market participants, with the valuation of securities disconnecting from fundamentals on the downside. When market sentiment becomes this negative, equity liquidations peak, and the market appears to be falling across the board, we believe history would indicate that we are close to the end of a decline.

Portfolio Manager Market Outlook
We believe the U.S. economy will strengthen in the fourth calendar quarter, as monetary policy remains extremely accommodative, mortgage refinancings are at record levels, and interest rates and inflation both remain low. Yet as bad as the news appears, we do not feel that corporate earnings are falling off a cliff. Although we feel that difficulties remain in certain areas (technology and telecommunications, most prominently), we believe the majority of businesses are slowly recovering. The unknown factor in this equation is consumer confidence, which seems to be influenced by the daily headlines regarding corporate

--------
1The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 2The S&P Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios. Please note that an investor cannot invest directly in an index.


       4 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders integrity and geopolitical issues centered in the Middle East. It is our opinion that these concerns will slowly move to the back burner as they approach resolution and will have a decreased effect on equity market valuations.

In our opinion, the current bear market has been a very painful decline, on par with that of 1973-1974. However, the downturn is simultaneously creating values that we think have not been available for some time. A number of the blue-chip companies that we typically invest in are now trading at low valuation levels we have not seen in over ten years.

We remain convinced that a portfolio of what we feel are leadership position companies, with balance sheet strength and strong managements can still be a rewarding investment going forward.

Alliance Growth Portfolio
Performance Review
For the year ended October 31, 2002, the Alliance Growth Portfolio ("Portfolio") returned negative 24.05%. In comparison, the Russell 1000 Index/3/ returned negative 14.60% and the S&P 500 Index returned negative 15.10% for the same period.

Special Notice to Shareholders
On June 7, 2002, Jane Mack Gould and Alan E. Levi were named portfolio managers for the Alliance Growth Portfolio. Both are senior vice presidents and portfolio managers with Alliance Capital Management L.P.

Investment Strategy
The Portfolio seeks long-term growth of capital by investing primarily in equity securities of U.S. companies. Equity securities include exchange traded and over-the-counter common stocks and preferred stock, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Portfolio may also invest in fixed-income securities for capital appreciation, including lower quality fixed-income securities.

--------
3 The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.


       5 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Portfolio Manager Market Overview
Equity markets remained volatile and broadly biased to the downside during the period, with growth stocks under particular pressure. This represented a continuation of general trends, which have remained in place since early 2000. In addition to concerns regarding the overall durability of economic recovery and corporate profit growth, investor confidence has been challenged by ongoing geopolitical uncertainties and a series of high-profile cases of corporate malfeasance. We believe that with the persistent weakness in equity markets over the past two-and-a-half years, investor confidence has suffered, as reflected in the unusually high recent levels of equity risk aversion and credit spreads./4/

Although some of the market excesses of the late 1990s are still being digested and geopolitical uncertainties remain high, we believe that a persistent equity correction has essentially negated many of these factors. Going forward, we believe the prospects for the equities market will ultimately reflect the fundamental growth and success of individual companies. This provides us with some encouragement.

We anticipate continued, moderate expansion of U.S. Gross Domestic Product ("GDP"),/5/ reflecting what we see as a combination of strong liquidity and the sustained fiscal and monetary policy stimulus of the past two years, in addition to an extraordinarily low level of manufacturing inventories. Barring a severe shock to consumer confidence, we believe these influences should lead to continued overall GDP growth of 1.5% to 3.0% over the next six months, with the potential for acceleration later in 2003 to the extent that corporate profit recovery promotes an increase in capital spending.

We believe that a number of highly profitable, well-capitalized companies with leadership positions in their respective industries have reached modest relative valuations. Many of these companies have maintained strong levels of growth throughout the difficult economic environment of the past several years and appear, in our view, particularly well-positioned going forward.

Portfolio Manager Portfolio Overview
The Portfolio was significantly repositioned in June 2002 as it was transitioned to Alliance's "multi-capitalization growth" approach to equity investing. This transition included a number of significant shifts in individual holdings as well as

--------
4 Credit spread is the difference between the yield of a particular corporate security and a benchmark security that has the same maturity as that particular corporate security.
5 GDP is a market value of goods and services produced by labor and property in a given country.


       6 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders several noteworthy changes in sector exposure. In particular, exposure to the financial services sector was reduced from 39% to 20% of the Portfolio's value, while healthcare exposure doubled from 13% to 25%. Overall exposure to consumer services and technology remained essentially unchanged. These shifts produced a Portfolio with significantly higher historical growth of revenues and earnings and, we believe, superior growth potential.

Among the Portfolio's more significant sales during the period were: Liberty Media Corp., Bank of America Corp., J.P. Morgan Chase & Co., United GlobalCom Inc., General Electric Co., Pharmacia Corp. and Cendant Corp. Among the larger additions were: Express Scripts Inc., Harley-Davidson Inc., Cisco Systems, Inc., Forest Laboratories Inc., CDW Computer Centers Inc., Career Education Corp., Affiliated Computer Services, Inc., Health Management Associates Inc., Danaher Corp. and Legg Mason Inc. We believe the Portfolio is currently balanced between consistent and cyclical growth companies with important exposures to consumer services, financial services, healthcare, and technology.

Van Kampen Enterprise Portfolio
Performance Review
For the year ended October 31, 2002, the Van Kampen Enterprise Portfolio ("Portfolio") returned negative 20.07%. In comparison, the S&P 500 Index returned negative 15.10% for the period and the Russell 1000 Growth Index/6/ returned negative 19.62%.

Investment Strategy
The Portfolio seeks capital appreciation by investing in a portfolio of securities consisting principally of common stocks of growth companies.

Portfolio Manager Portfolio Overview
Throughout most of the year, we maintained our "barbell" approach of holding what we believe to be both economically sensitive and defensive companies. In an attempt to manage risk in this uncertain environment, we have maintained sensitivity to valuations and attempted to limit the size of our largest positions.

--------
6 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.


       7 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

The most positive contributors to the Portfolio's performance during the period were our stock selections in the consumer discretionary, financial, materials and utilities sectors. The Portfolio was typically overweight in the energy and financial sectors, which benefited performance. On the downside, our stock selection in industrials and information technology were the most negative contributors to relative performance. The Portfolio was generally overweight in the energy and healthcare sectors, which detracted from performance.

Portfolio Manager Market Outlook
At the end of the period, concerns about the ability of U.S. consumers to maintain their brisk spending levels seemed to be growing. Consumer spending represents two-thirds of the economy, and weaker consumer spending could have a sizeable effect on the economy's ability to sustain a recovery.

We believe that, going forward, the outlook for the market may remain somewhat uncertain until there are clearer signs of corporate profit growth and increased capital expenditures.



       8 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO


 HISTORICAL PERFORMANCE




                     Net Asset Value
                     -------------------
                     Beginning  End of   Income    Capital Gain      Total
Year Ended            of Year    Year   Dividends  Distributions   Returns/(1)/
--------------------------------------------------------------------------------
10/31/02              $17.47    $13.24    $0.31        $0.00         (22.45)%
--------------------------------------------------------------------------------
10/31/01               20.74     17.47     0.27         0.70         (11.58)
--------------------------------------------------------------------------------
10/31/00               19.83     20.74     0.26         0.47           8.62
--------------------------------------------------------------------------------
10/31/99               18.94     19.83     0.24         0.52           8.52
--------------------------------------------------------------------------------
10/31/98               17.90     18.94     0.21         0.53           9.65
--------------------------------------------------------------------------------
10/31/97               14.84     17.90     0.18         0.17          23.38
--------------------------------------------------------------------------------
10/31/96               12.12     14.84     0.17         0.05          24.55
--------------------------------------------------------------------------------
10/31/95               10.14     12.12     0.06         0.00          20.21
--------------------------------------------------------------------------------
6/16/94* - 10/31/94    10.00     10.14     0.00         0.00           1.40+
-------------------------------------------------------------------------------
Total                                     $1.70        $2.44
-------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS/(1)/

Year Ended 10/31/02                                                     (22.45)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/02                                                (2.38)
--------------------------------------------------------------------------------
6/16/94* through 10/31/02                                                 6.24
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN/(1)/

6/16/94* through 10/31/02                                               66.02%
-----------------------------------------------------------------------------

(1) Assumes the reinvestment of all dividends and capital gain distributions. + Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


       9 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                  Value of $10,000 Invested in Shares of the Smith Barney Large Cap Value Portfolio vs. S&P 500 Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2002
                                    [CHART]


          Smith Barney Large
          Cap Value Portfolio   S&P 500 Index
          -------------------   -------------
6/16/94         $10,000           $10,000
10/94            10,140            10,324
10/95            12,189            13,053
10/96            15,182            16,018
10/97            18,731            21,159
10/98            20,539            25,817
10/99            22,290            32,442
10/00            24,210            34,413
10/01            21,407            25,847
10/31/02         16,602            21,946


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Large Cap Value Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The S&P 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


      10 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                           ALLIANCE GROWTH PORTFOLIO


 HISTORICAL PERFORMANCE




                              Net Asset Value
                              -----------------
                              Beginning End of  Income   Capital Gain     Total
Year Ended                     of Year   Year  Dividends Distributions  Returns/(1)/
------------------------------------------------------------------------------------
10/31/02                       $16.67   $12.59   $0.07       $0.00        (24.05)%
------------------------------------------------------------------------------------
10/31/01                        28.63    16.67    0.05        3.38        (32.05)
------------------------------------------------------------------------------------
10/31/00                        28.35    28.63    0.03        2.40          9.27
------------------------------------------------------------------------------------
10/31/99                        22.14    28.35    0.15        1.45         35.51
------------------------------------------------------------------------------------
10/31/98                        20.82    22.14    0.04        1.44         12.92
------------------------------------------------------------------------------------
10/31/97                        16.30    20.82    0.02        0.62         32.59
------------------------------------------------------------------------------------
10/31/96                        13.28    16.30    0.09        0.32         26.55
------------------------------------------------------------------------------------
10/31/95                        10.65    13.28    0.02        0.10         26.18
------------------------------------------------------------------------------------
6/16/94* - 10/31/94             10.00    10.65    0.00        0.00          6.50+
----------------------------------------------------------------------------------
Total                                            $0.47       $9.71
----------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS/(1)/

Year Ended 10/31/02                                                     (24.05)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/02                                                (2.90)
--------------------------------------------------------------------------------
6/16/94* through 10/31/02                                                 8.27
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN/(1)/

6/16/94* through 10/31/02                                               94.59%
-----------------------------------------------------------------------------

(1) Assumes the reinvestment of all dividends and capital gain distributions.
 + Total return is not annualized, as it may not be representative of the total return for the year.
 *   Commencement of operations.


      11 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                  Value of $10,000 Invested in Shares of the
                         Alliance Growth Portfolio vs.
                              Russell 1000 Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2002

                                    [CHART]

              Alliance Growth Portfolio  Russell 1000 Index
              -------------------------  ------------------
 6/16/1994             $10,000              $10,000
   10/1994              10,650               10,191
   10/1995              13,428               12,612
   10/1996              17,007               15,501
   10/1997              22,549               20,236
   10/1998              25,463               24,039
   10/1999              34,504               30,189
   10/2000              37,702               32,925
   10/2001              25,619               24,351
10/31/2002              19,459               20,795

+Hypothetical illustration of $10,000 invested in shares of the Alliance Growth
 Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Russell 1000 Index is comprised of 1,000 of the largest capitalized U.S. domiciled companies whose common stock is traded on either the New York, American or NASDAQ stock exchanges. Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


      12 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                        VAN KAMPEN ENTERPRISE PORTFOLIO


 HISTORICAL PERFORMANCE



                              Net Asset Value
                              ----------------
                              Beginning End of  Income   Capital Gain     Total
Year Ended                     of Year   Year  Dividends Distributions  Returns/(1)/
------------------------------------------------------------------------------------
10/31/02                       $11.81   $ 9.40   $0.04      $ 0.00        (20.07)%
------------------------------------------------------------------------------------
10/31/01                        25.60    11.81    0.00**      4.77        (37.52)
------------------------------------------------------------------------------------
10/31/00                        25.52    25.60    0.00**      3.73         13.92
------------------------------------------------------------------------------------
10/31/99                        20.56    25.52    0.07        0.39         26.48
------------------------------------------------------------------------------------
10/31/98                        19.89    20.56    0.05        1.17          8.97
------------------------------------------------------------------------------------
10/31/97                        15.37    19.89    0.05        0.00         29.81
------------------------------------------------------------------------------------
10/31/96                        12.89    15.37    0.04        0.40         23.35
------------------------------------------------------------------------------------
10/31/95                        10.38    12.89    0.02        0.03         24.74
------------------------------------------------------------------------------------
6/16/94* - 10/31/94             10.00    10.38    0.00        0.00          3.80+
----------------------------------------------------------------------------------
Total                                            $0.27      $10.49
----------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS/(1)/

Year Ended 10/31/02       (20.07)%
----------------------------------
Five Years Ended 10/31/02  (4.75)
----------------------------------
6/16/94* through 10/31/02   5.97
---------------------------

 CUMULATIVE TOTAL RETURN/(1)/

6/16/94* through 10/31/02 62.57%
------------------------------
(1) Assumes the reinvestment of all dividend and capital gain distributions, if any, at net asset value.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.
** Amount represents less than $0.01 per share.



      13 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                  Value of $10,000 Invested in Shares of the
                      Van Kampen Enterprise Portfolio vs.
                 S&P 500 Index and Russell 1000 Growth Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2002

                                    [CHART]

                 Van Kampen                      Russell 1000
            Enterprise Portfolio  S&P 500 Index  Growth Index
            --------------------  -------------  ------------
6/16/94            $10,000           $10,000       $10,000
10/94               10,380            10,324        10,602
10/95               12,948            13,053        13,698
10/96               15,972            16,018        16,719
10/97               20,733            21,159        21,815
10/98               22,592            25,817        27,192
10/99               28,576            32,442        36,505
10/00               32,554            34,413        39,910
10/01               20,340            25,847        23,968
10/31/02            16,257            21,946        19,266


+Hypothetical illustration of $10,000 invested in shares of the Van Kampen
 Enterprise Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The S&P 500 Index is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Each Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


      14 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2002


                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO


   SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------------
COMMON STOCK -- 95.9%
Banks -- 14.9%
     30,000 Bank of America Corp.                                         $   2,094,000
    135,000 The Bank of New York Co., Inc.                                    3,510,000
     56,261 Comerica, Inc.                                                    2,452,659
     84,127 Mellon Financial Corp.                                            2,379,953
    200,000 State Street Corp.                                                8,274,000
    145,000 SunTrust Banks, Inc.                                              8,821,800
    175,000 U.S. Bancorp                                                      3,690,750
    240,000 Washington Mutual, Inc.                                           8,582,400
    138,000 Wells Fargo & Co.                                                 6,964,860
    125,000 Zions Bancorp                                                     5,026,250
--------------------------------------------------------------------------------------
                                                                             51,796,672
--------------------------------------------------------------------------------------
Capital Goods -- 7.7%
     71,300 Danaher Corp.                                                     4,124,705
     80,100 Emerson Electric Co.                                              3,859,218
    330,000 General Electric Co.                                              8,332,500
    180,000 Honeywell International Inc.                                      4,309,200
     74,400 Illinois Tool Works Inc.                                          4,568,160
     80,000 Masco Corp.                                                       1,644,800
--------------------------------------------------------------------------------------
                                                                             26,838,583
--------------------------------------------------------------------------------------
Consumer Cyclicals -- 5.9%
    300,000 Ford Motor Co.                                                    2,538,000
    364,400 Gemstar-TV Guide International, Inc.+                             1,315,484
    153,000 The Interpublic Group of Cos., Inc.                               1,831,410
    239,100 J.C. Penney Co., Inc.                                             4,554,855
    106,000 The McGraw-Hill Cos., Inc.                                        6,837,000
     60,000 Omnicom Group Inc.                                                3,457,800
--------------------------------------------------------------------------------------
                                                                             20,534,549
--------------------------------------------------------------------------------------
Consumer Staples -- 7.1%
    419,000 Cendant Corp.+                                                    4,818,500
     96,000 Kimberly-Clark Corp.                                              4,944,000
    185,000 Kraft Foods Inc.                                                  7,307,500
    185,000 Philip Morris Cos., Inc.                                          7,538,750
--------------------------------------------------------------------------------------
                                                                             24,608,750
--------------------------------------------------------------------------------------
Energy -- 7.7%
    110,000 ChevronTexaco Corp.                                               7,439,300
     83,250 ConocoPhillips                                                    4,037,625
    450,000 Exxon Mobil Corp.                                                15,147,000
--------------------------------------------------------------------------------------
                                                                             26,623,925
--------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      15 Travelers Series Fund Inc.  | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO


   SHARES                              SECURITY                               VALUE
------------------------------------------------------------------------------------------
Financial Services - Other -- 11.4%
    413,000 American Express Co.                                          $  15,020,810
    180,000 Capital One Financial Corp.                                       5,484,600
    105,000 Fannie Mae                                                        7,020,300
    115,000 Freddie Mac                                                       7,081,700
    215,000 Household International Inc.                                      5,108,400
--------------------------------------------------------------------------------------
                                                                             39,715,810
--------------------------------------------------------------------------------------
Healthcare -- 5.6%
    261,400 Bristol-Myers Squibb Co.                                          6,433,054
     86,500 CIGNA Corp.                                                       3,126,110
    185,000 Merck & Co. Inc.                                                 10,034,400
--------------------------------------------------------------------------------------
                                                                             19,593,564
--------------------------------------------------------------------------------------
Insurance -- 4.3%
     76,000 American International Group, Inc.                                4,753,800
    130,000 The Chubb Corp.                                                   7,333,300
     76,200 The Hartford Financial Services Group, Inc.                       3,009,900
--------------------------------------------------------------------------------------
                                                                             15,097,000
--------------------------------------------------------------------------------------
Investment Banks and Brokerage Houses -- 7.2%
    491,100 J.P. Morgan Chase & Co.                                          10,190,325
    233,000 Merrill Lynch & Co., Inc.                                         8,842,350
    159,300 Morgan Stanley                                                    6,199,956
--------------------------------------------------------------------------------------
                                                                             25,232,631
--------------------------------------------------------------------------------------
Raw and Intermediate Materials -- 5.8%
    221,700 Alcoa Inc.                                                        4,890,702
    315,000 The Dow Chemical Co.                                              8,186,850
    167,000 Nucor Corp.                                                       7,037,380
--------------------------------------------------------------------------------------
                                                                             20,114,932
--------------------------------------------------------------------------------------
Technology -- 5.4%
     50,000 Automatic Data Processing, Inc.                                   2,126,500
    270,000 BMC Software, Inc.+                                               4,303,800
    192,100 Electronic Data Systems Corp.                                     2,893,026
     95,000 International Business Machines Corp.                             7,499,300
     33,000 United Technologies Corp.                                         2,035,110
--------------------------------------------------------------------------------------
                                                                             18,857,736
--------------------------------------------------------------------------------------
Telecommunications -- 8.5%
    120,000 ALLTEL Corp.                                                      5,965,200
    444,076 Comverse Technology, Inc.+                                        3,237,314
    400,000 SBC Communications Inc.                                          10,264,000


                      See Notes to Financial Statements.


      16 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO


  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
Telecommunications -- 8.5% (continued)
    663,400 Sprint Corp.                                                  $   8,239,428
     50,000 Verizon Communications Inc.                                       1,888,000
--------------------------------------------------------------------------------------
                                                                             29,593,942
--------------------------------------------------------------------------------------
Utilities -- 4.4%
     89,000 American Electric Power Co., Inc.                                 2,281,960
     45,000 Consolidated Edison, Inc.                                         1,915,650
    187,000 Duke Energy Corp.                                                 3,831,630
     40,000 FPL Group, Inc.                                                   2,359,200
    165,000 The Southern Co.                                                  4,900,500
--------------------------------------------------------------------------------------
                                                                             15,288,940
--------------------------------------------------------------------------------------
            TOTAL COMMON STOCK (Cost -- $403,980,280)                       333,897,034
--------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                              VALUE
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.1%
$14,153,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02; Proceeds at
             maturity -- $14,153,727; (Fully collateralized by Federal
             Home Loan Mortgage Corp. Discount Notes and Federal
             National Mortgage Association Discount Notes, 0.000% due
             1/29/03 to 4/30/03; Market value -- $14,436,064)
             (Cost -- $14,153,000)                                          14,153,000
-------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $418,133,280*)             $348,050,034
-------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      17 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                           ALLIANCE GROWTH PORTFOLIO


 SHARES                   SECURITY                     VALUE
----------------------------------------------------------------
COMMON STOCK -- 99.3%
Airlines -- 2.1%
  714,300 Southwest Airlines Co.                   $  10,428,780
----------------------------------------------------------------
Automotive -- 4.7%
  459,400 Harley-Davidson Inc.                        24,026,620
----------------------------------------------------------------
Biotechnology and Drugs -- 11.5%
  105,100 AmerisourceBergen Corp.                      7,477,865
  296,200 Cardinal Health, Inc.                       20,500,002
  338,800 Express Scripts Inc., Class A Shares+++     18,356,184
  124,100 Forest Laboratories Inc.+                   12,160,559
----------------------------------------------------------------
                                                      58,494,610
----------------------------------------------------------------
Broadcasting and Cable -- 7.0%
  736,300 Comcast Corp., Class A Special Shares+      16,942,263
  131,600 Cox Communications Inc., Class A Shares+     3,605,840
  334,123 Viacom Inc., Class B Shares+                14,905,227
----------------------------------------------------------------
                                                      35,453,330
----------------------------------------------------------------
Building/Construction -- 3.4%
   94,100 Centex Corp.                                 4,279,668
  145,500 D.R. Horton Inc.++                           2,803,785
  228,400 Jacobs Engineering Group, Inc.+              6,918,236
    9,400 NVR Inc.+                                    3,186,600
----------------------------------------------------------------
                                                      17,188,289
----------------------------------------------------------------
Business Services -- 0.8%
  147,800 Iron Mountain, Inc.+++                       4,169,438
----------------------------------------------------------------
Capital Goods -- 1.8%
  138,600 American Standard Cos., Inc.+                9,244,620
----------------------------------------------------------------
Consumer Products and Services -- 2.1%
  328,990 Newell Rubbermaid Inc.++                    10,665,856
----------------------------------------------------------------
Education -- 2.5%
  317,100 Career Education Corp.+++                   12,718,881
----------------------------------------------------------------
Energy -- 3.0%
  155,200 Apache Corp.                                 8,390,112
  128,000 Baker Hughes Inc.                            3,718,400
   81,800 Weatherford International Ltd.+++            3,275,272
----------------------------------------------------------------
                                                      15,383,784
----------------------------------------------------------------
Financial Services -- 10.4%
  455,000 Bank One Corp.                              17,549,350
  305,600 Legg Mason Inc.                             14,198,176
1,048,893 MBNA Corp.                                  21,303,017
----------------------------------------------------------------
                                                      53,050,543
----------------------------------------------------------------


                      See Notes to Financial Statements.


      18 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                           ALLIANCE GROWTH PORTFOLIO


 SHARES                         SECURITY                           VALUE
----------------------------------------------------------------------------
Healthcare -- 5.1%
1,019,700 Health Management Associates Inc., Class A Shares     $ 19,496,664
  226,500 Tenet Healthcare Corp.+                                  6,511,875
----------------------------------------------------------------------------
                                                                  26,008,539
----------------------------------------------------------------------------
Insurance -- 12.6%
  194,400 AMBAC Financial Group Inc.                              12,013,920
  434,897 American International Group, Inc.                      27,202,807
  169,000 Arthur J. Gallagher & Co.                                4,532,580
  127,900 Wellpoint Health Networks Inc.+                          9,619,359
  347,200 Willis Group Holdings Ltd.+++                           10,624,320
----------------------------------------------------------------------------
                                                                  63,992,986
----------------------------------------------------------------------------
Medical Equipment and Supplies -- 4.4%
   69,500 Boston Scientific Corp.+                                 2,615,285
  134,600 Patterson Dental Co.+++                                  6,933,246
  205,900 Stryker Corp.                                           12,992,290
----------------------------------------------------------------------------
                                                                  22,540,821
----------------------------------------------------------------------------
Multi-Industry -- 0.6%
   50,000 ITT Industries Inc.                                      3,249,000
----------------------------------------------------------------------------
Retail -- 9.9%
   74,500 Bed Bath & Beyond Inc.+                                  2,641,770
  316,700 CDW Computer Centers Inc.+++                            16,791,434
  170,200 Ebay Inc.+                                              10,763,448
  347,200 Kohl's Corp.+                                           20,293,840
----------------------------------------------------------------------------
                                                                  50,490,492
----------------------------------------------------------------------------
Technology -- 17.4%
  174,150 Affiliated Computer Services, Inc., Class A Shares+++    8,019,608
  656,300 Cisco Systems Inc.+                                      7,337,434
  228,700 Danaher Corp.                                           13,230,295
  331,710 Dell Computer Corp.+                                     9,490,223
  285,200 Fiserv Inc.+                                             8,909,648
1,232,600 Flextronics International Ltd.+                         10,304,536
   55,800 L-3 Communications Holdings, Inc.+++                     2,622,600
  104,100 Maxim Integrated Products, Inc.                          3,314,544
   62,500 Mercury Interactive Corp.+++                             1,648,125
  276,000 Microsoft Corp.+                                        14,757,720
  158,800 PeopleSoft, Inc.+                                        2,874,280
  413,000 Veritas Software Corp.+                                  6,298,250
----------------------------------------------------------------------------
                                                                  88,807,263
----------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $555,251,089)                                 505,913,852
----------------------------------------------------------------------------


                      See Notes to Financial Statements.


      19 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                           ALLIANCE GROWTH PORTFOLIO

   FACE
  AMOUNT                        SECURITY                         VALUE
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 0.7%
$3,700,000 Federal Home Loan Bank, Discount Notes due 11/1/02
           (Cost -- $3,700,000)                               $  3,700,000
--------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $558,951,089*)                            $509,613,852
--------------------------------------------------------------------------

+ Non-income producing security.
++ All or a portion of this security is on loan (See Note 7).
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      20 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                        VAN KAMPEN ENTERPRISE PORTFOLIO


 SHARES                       SECURITY                           VALUE
--------------------------------------------------------------------------
COMMON STOCK -- 98.3%
Automotive -- 0.7%
 14,100 Harley-Davidson, Inc.                                 $    737,430
--------------------------------------------------------------------------
Banking -- 3.6%
 18,600 AmSouth Bancorp.                                           364,560
 13,400 Bank of America Corp.                                      935,320
  7,000 Bank One Corp.                                             269,990
  8,400 Compass Bancshares, Inc.                                   271,320
  5,400 Fifth Third Bancorp                                        342,900
  8,500 FleetBoston Financial Corp.                                198,815
  9,800 KeyCorp                                                    239,414
 13,000 National City Corp.                                        352,690
 11,200 U.S. Bancorp                                               236,208
  8,600 Wachovia Corp.                                             299,194
--------------------------------------------------------------------------
                                                                 3,510,411
--------------------------------------------------------------------------
Biotechnology -- 4.8%
  7,900 Allergan, Inc.                                             430,155
 37,000 Amgen Inc.+                                              1,722,720
 27,300 Genzyme Corp., General Division+                           760,305
 21,800 Gilead Sciences, Inc.+                                     757,332
 11,200 IDEC Pharmaceuticals Corp.+++                              515,424
 17,400 Mylan Laboratories Inc.                                    547,578
--------------------------------------------------------------------------
                                                                 4,733,514
--------------------------------------------------------------------------
Business Services -- 4.7%
 23,700 Affiliated Computer Services, Inc., Class A Shares+++    1,091,385
 10,200 Automatic Data Processing, Inc.                            433,806
  9,200 The Dun & Bradstreet Corp.+                                336,260
 15,700 Ecolab Inc.                                                757,525
 10,000 Equifax Inc.                                               235,600
 31,500 First Data Corp.                                         1,100,610
 11,300 Fiserv, Inc.+                                              353,012
 10,500 Pitney Bowes Inc.                                          352,275
--------------------------------------------------------------------------
                                                                 4,660,473
--------------------------------------------------------------------------
Consumer Products and Services -- 2.6%
 12,400 Avon Products, Inc.                                        601,276
 22,700 Newell Rubbermaid Inc.                                     735,934
 14,100 The Procter & Gamble Co.                                 1,247,145
--------------------------------------------------------------------------
                                                                 2,584,355
--------------------------------------------------------------------------
Energy -- 3.8%
  8,900 Apache Corp.                                               481,134
 11,738 ConocoPhillips                                             569,293


                      See Notes to Financial Statements.


      21 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                        VAN KAMPEN ENTERPRISE PORTFOLIO


 SHARES               SECURITY                   VALUE
----------------------------------------------------------
Energy -- 3.8% (continued)
 11,000 EOG Resources, Inc.                   $    407,330
 29,700 GlobalSantaFe Corp.                        709,830
 20,500 Noble Corp.+                               662,560
  9,200 Smith International, Inc.+                 287,592
 17,700 Valero Energy Corp.                        623,217
----------------------------------------------------------
                                                 3,740,956
----------------------------------------------------------
Financial Services -- 8.8%
 13,300 American Express Co.                       483,721
  9,000 The Bear Stearns Cos. Inc.++               549,450
  7,200 Countrywide Credit Industries, Inc.++      362,232
 24,600 Fannie Mae                               1,644,756
 18,800 Freddie Mac                              1,157,704
  3,100 The Goldman Sachs Group, Inc.              221,960
 11,600 H&R Block, Inc.                            514,808
 20,350 J.P. Morgan Chase & Co.                    422,262
  7,400 Lehman Brothers Holdings Inc.              394,198
 21,200 MBNA Corp.                                 430,572
  7,600 Merrill Lynch & Co., Inc.                  288,420
 12,500 Prudential Financial, Inc.+                365,000
  6,500 SLM Corp.                                  667,810
  7,800 T. Rowe Price Group Inc.                   220,194
 12,700 Washington Mutual, Inc.                    454,152
 10,200 Wells Fargo & Co.                          514,794
----------------------------------------------------------
                                                 8,692,033
----------------------------------------------------------
Food and Beverage -- 5.2%
 28,100 Anheuser-Busch Cos., Inc.                1,482,556
 24,700 Kellogg Co.                                786,942
 19,600 PepsiCo, Inc.                              864,360
 40,900 Philip Morris Cos. Inc.                  1,666,675
 14,900 Sara Lee Corp.                             340,167
----------------------------------------------------------
                                                 5,140,700
----------------------------------------------------------
Healthcare -- 4.0%
 15,900 Alcon, Inc.+                               652,218
 23,800 Caremark Rx, Inc.+                         421,260
 10,000 HCA Inc.                                   434,900
 41,900 Johnson & Johnson                        2,461,625
----------------------------------------------------------
                                                 3,970,003
----------------------------------------------------------
Hotel/Casino/Gaming -- 1.2%
  6,900 International Game Technology+             518,949
 21,800 MGM Mirage+++                              677,980
----------------------------------------------------------
                                                 1,196,929
----------------------------------------------------------


                      See Notes to Financial Statements.


      22 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                        VAN KAMPEN ENTERPRISE PORTFOLIO


 SHARES                      SECURITY                         VALUE
-----------------------------------------------------------------------
Insurance -- 5.5%
 19,500 Aetna, Inc.                                        $    785,850
  7,600 The Allstate Corp.                                      302,328
 24,825 American International Group, Inc.                    1,552,804
 16,300 Anthem, Inc.+++                                       1,026,900
  6,800 Marsh & McLennan Cos., Inc.                             317,628
  8,500 Torchmark Corp.                                         304,300
  8,400 UnitedHealth Group, Inc.                                763,980
  4,900 WellPoint Health Networks, Inc.+                        368,529
-----------------------------------------------------------------------
                                                              5,422,319
-----------------------------------------------------------------------
Machinery -- 1.1%
 14,200 AGCO Corp.+                                             360,680
  5,000 Eaton Corp.                                             341,950
 10,000 Ingersoll-Rand Co., Class A Shares                      390,000
-----------------------------------------------------------------------
                                                              1,092,630
-----------------------------------------------------------------------
Medical Equipment and Supplies -- 2.6%
 14,900 Boston Scientific Corp.+                                560,687
 22,700 Medtronic, Inc.                                       1,016,960
  8,000 Stryker Corp.                                           504,800
 12,500 Zimmer Holdings, Inc.+                                  515,250
-----------------------------------------------------------------------
                                                              2,597,697
-----------------------------------------------------------------------
Multimedia -- 0.6%
 13,700 Viacom Inc., Class B Shares+                            611,157
-----------------------------------------------------------------------
Multi-Industry -- 3.2%
  4,500 3M Co.                                                  571,230
 77,000 General Electric Co.                                  1,944,250
 44,300 Tyco International Ltd.                                 640,578
-----------------------------------------------------------------------
                                                              3,156,058
-----------------------------------------------------------------------
Pharmaceuticals -- 10.1%
 22,700 Abbott Laboratories                                     950,449
 44,200 Bristol-Myers Squibb Co.                              1,087,762
  7,100 Eli Lilly & Co.                                         394,050
 10,300 Forest Laboratories, Inc.+                            1,009,297
 20,300 Merck & Co., Inc.                                     1,101,072
122,550 Pfizer Inc.                                           3,893,414
 11,000 Teva Pharmaceutical Industries Ltd., Sponsored ADR      851,730
 19,700 Wyeth                                                   659,950
-----------------------------------------------------------------------
                                                              9,947,724
-----------------------------------------------------------------------


                      See Notes to Financial Statements.


      23 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                        VAN KAMPEN ENTERPRISE PORTFOLIO


 SHARES                           SECURITY                              VALUE
---------------------------------------------------------------------------------
Publishing -- 2.0%
  5,900 The E.W. Scripps Co.                                         $    455,421
 11,400 Gannett Co., Inc.                                                 865,602
 12,400 The New York Times Co., Class A Shares                            600,284
---------------------------------------------------------------------------------
                                                                        1,921,307
---------------------------------------------------------------------------------
Retail -- 12.2%
 11,600 AutoZone, Inc.+                                                   994,932
 14,100 Bed Bath & Beyond Inc.+                                           499,986
 12,300 Big Lots, Inc.+                                                   204,180
 19,300 Blockbuster Inc., Class A Shares                                  462,621
 19,055 CDW Computer Centers, Inc.+                                     1,010,296
 20,300 Darden Restaurants, Inc.                                          385,294
 18,800 Federated Department Stores, Inc.+                                577,160
 16,700 The Home Depot, Inc.                                              482,296
 15,800 Kohl's Corp.+                                                     923,510
 32,400 Limited Brands                                                    507,708
  4,600 Lowe's Cos., Inc.                                                 191,958
 28,200 Office Depot, Inc.+                                               405,798
 35,300 Staples, Inc.+                                                    544,326
 10,700 Starbucks Corp.+                                                  256,105
 60,900 The TJX Cos., Inc.                                              1,249,668
 54,500 Wal-Mart Stores, Inc.                                           2,918,475
 12,600 Wendy's International, Inc.                                       399,168
---------------------------------------------------------------------------------
                                                                       12,013,481
---------------------------------------------------------------------------------
Semiconductors -- 3.6%
 29,000 Fairchild Semiconductor International Corp., Class A Shares+      345,100
 50,200 Intel Corp.                                                       868,460
 11,000 International Rectifier Corp.+                                    189,970
 24,200 Lam Research Corp.+++                                             304,678
 10,000 Microchip Technology Inc.                                         244,000
 29,700 Micron Technology, Inc.+                                          475,200
  7,200 Novellus Systems, Inc.+                                           227,520
 14,500 QLogic Corp.+                                                     504,020
 19,100 STMicroelectronics N.V., NY Shares++                              375,697
---------------------------------------------------------------------------------
                                                                        3,534,645
---------------------------------------------------------------------------------
Technology -- 14.5%
 38,000 AOL Time Warner Inc.+                                             560,500
 24,800 Autodesk, Inc.                                                    290,160
 19,600 BMC Software, Inc.+                                               312,424
 23,000 Cadence Design Systems, Inc.+                                     232,990
 37,300 Celestica Inc.+                                                   514,740
 94,000 Cisco Systems, Inc.+                                            1,050,920


                      See Notes to Financial Statements.


      24 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                        VAN KAMPEN ENTERPRISE PORTFOLIO


 SHARES                        SECURITY                          VALUE
-------------------------------------------------------------------------
Technology -- 14.5% (continued)
    20,600 Computer Associates International, Inc.            $   306,116
    50,200 Dell Computer Corp.+                                 1,436,222
    10,600 Electronic Arts Inc.+++                                690,272
    42,600 Hewlett-Packard Co.                                    673,080
    11,500 International Business Machines Corp.                  907,810
     8,100 Intuit Inc.+                                           420,552
     7,100 Lexmark International, Inc.                            421,882
    75,800 Microsoft Corp.+                                     4,053,026
    28,700 Symantec Corp.+                                      1,148,000
           Taiwan Semiconductor Manufacturing Co. Ltd.,
     5,920  Sponsored ADR                                          46,294
    24,800 Tech Data Corp.+                                       792,360
    28,800 Yahoo! Inc.+                                           429,696
------------------------------------------------------------------------
                                                               14,287,044
------------------------------------------------------------------------
Telecommunications -- 2.2%
    77,800 AT&T Wireless Services Inc.+                           534,486
    65,600 Motorola, Inc.                                         601,552
    46,700 Nokia Corp., Sponsored ADR                             776,154
    16,200 UTStarcom, Inc.+                                       276,696
------------------------------------------------------------------------
                                                                2,188,888
------------------------------------------------------------------------
Textiles/Apparel -- 1.3%
    15,800 Coach, Inc.+                                           470,050
    22,200 Jones Apparel Group, Inc.+                             769,008
------------------------------------------------------------------------
                                                                1,239,058
------------------------------------------------------------------------
           TOTAL COMMON STOCK (Cost -- $106,390,370)           96,978,812
------------------------------------------------------------------------
  FACE
 AMOUNT                        SECURITY                          VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 1.7%
$1,654,000 Student Loan Marketing Association, Discount
            Notes due 11/1/02
           (Cost -- $1,654,000)                                 1,654,000
------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $108,044,370*)                            $98,632,812
------------------------------------------------------------------------

 +  Non-income producing security.
++ All or a portion of this security is on loan (See Note 7).
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:
  ADR -- American Depository Receipt.

                      See Notes to Financial Statements.

      25 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2002



                                                     Smith Barney
                                                      Large Cap      Alliance      Van Kampen
                                                        Value         Growth       Enterprise
                                                      Portfolio      Portfolio     Portfolio
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments, at value
   (Cost -- $418,133,280, $558,951,089 and
   $108,044,370, respectively)                       $348,050,034  $ 509,613,852  $ 98,632,812
 Cash                                                          34         33,689            --
 Receivable for securities sold                           927,920     11,303,047     3,670,483
 Dividends and interest receivable                        589,675         39,970        58,666
 Collateral for securities on loan (Note 7)                    --     40,514,575     4,124,900
 Other receivables                                          3,802         45,133            --
--------------------------------------------------------------------------------------------
 Total Assets                                         349,571,465    561,550,266   106,486,861
--------------------------------------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                       2,452,659      3,881,399     1,839,363
 Payable for Fund shares purchased                        489,481      1,036,982        76,260
 Management fees payable                                  185,445        330,907       239,729
 Payable to bank                                               --             --           178
 Payable for securities on loan (Note 7)                       --     40,514,575     4,124,900
 Accrued expenses                                          37,884         69,414        26,455
--------------------------------------------------------------------------------------------
 Total Liabilities                                      3,165,469     45,833,277     6,306,885
--------------------------------------------------------------------------------------------
Total Net Assets                                     $346,405,996  $ 515,716,989  $100,179,976
--------------------------------------------------------------------------------------------
NET ASSETS:
 Par value of capital shares                         $        262  $         409  $        107
 Capital paid in excess of par value                  450,484,893    873,864,897   182,098,299
 Undistributed net investment income                    7,405,931        646,781       428,523
 Accumulated net realized loss from security
   transactions                                       (41,401,844)  (309,457,861)  (72,935,395)
 Net unrealized depreciation of investments           (70,083,246)   (49,337,237)   (9,411,558)
--------------------------------------------------------------------------------------------
Total Net Assets                                     $346,405,996  $ 515,716,989  $100,179,976
--------------------------------------------------------------------------------------------
Shares Outstanding                                     26,162,099     40,946,698    10,654,691
--------------------------------------------------------------------------------------------
Net Asset Value                                            $13.24         $12.59         $9.40
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      26 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2002



                                                     Smith Barney
                                                      Large Cap      Alliance      Van Kampen
                                                        Value         Growth       Enterprise
                                                      Portfolio      Portfolio     Portfolio
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                          $  10,089,475  $   6,259,018  $  1,379,348
 Interest                                                 507,383      1,033,077       131,441
 Less: Foreign withholding tax                            (19,723)       (60,106)       (3,050)
---------------------------------------------------------------------------------------------
 Total Investment Income                               10,577,135      7,231,989     1,507,739
---------------------------------------------------------------------------------------------
EXPENSES:
 Management fees (Note 2)                               3,039,671      5,709,381       999,136
 Audit and legal                                           31,132         36,466        28,031
 Custody                                                   30,311         68,929        26,132
 Shareholder communications                                29,424         49,498         8,916
 Directors' fees                                           17,940         20,050         5,961
 Shareholder and system servicing fees                     15,960          5,025         4,973
 Other                                                      6,233         13,673         5,461
---------------------------------------------------------------------------------------------
 Total Expenses                                         3,170,671      5,903,022     1,078,610
---------------------------------------------------------------------------------------------
Net Investment Income                                   7,406,464      1,328,967       429,129
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTE 3):
 Realized Loss From:
   Security transactions (excluding short-term
    securities)                                       (39,737,030)  (296,876,931)  (36,235,983)
   Foreign currency transactions                               --       (285,010)           --
---------------------------------------------------------------------------------------------
 Net Realized Loss                                    (39,737,030)  (297,161,941)  (36,235,983)
---------------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation
 (Depreciation) of Investments:
   Beginning of year                                    6,015,338   (160,458,776)  (17,745,233)
   End of year                                        (70,083,246)   (49,337,237)   (9,411,558)
---------------------------------------------------------------------------------------------
 (Increase) Decrease in Net Unrealized
   Depreciation                                       (76,098,584)   111,121,539     8,333,675
---------------------------------------------------------------------------------------------
Net Loss on Investments                              (115,835,614)  (186,040,402)  (27,902,308)
---------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations              $(108,429,150) $(184,711,435) $(27,473,179)
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      27 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


                                                For the Years Ended October 31,

Smith Barney Large Cap Value Portfolio                    2002          2001
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $   7,406,464  $  7,859,985
 Net realized loss                                     (39,737,030)   (1,600,516)
 Increase in net unrealized depreciation               (76,098,584)  (72,907,926)
--------------------------------------------------------------------------------
 Decrease in Net Assets From Operations               (108,429,150)  (66,648,457)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                  (7,859,263)   (7,600,169)
 Net realized gains                                             --   (19,526,123)
--------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                         (7,859,263)  (27,126,292)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares                       35,752,411    64,117,694
 Net asset value of shares issued for reinvestment
   of dividends                                          7,859,263    27,126,292
 Cost of shares reacquired                             (84,617,623)  (47,079,626)
--------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Fund Share
   Transactions                                        (41,005,949)   44,164,360
--------------------------------------------------------------------------------
Decrease in Net Assets                                (157,294,362)  (49,610,389)
NET ASSETS:
 Beginning of year                                     503,700,358   553,310,747
--------------------------------------------------------------------------------
 End of year*                                        $ 346,405,996  $503,700,358
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:      $7,405,931    $7,858,730
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      28  Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                For the Years Ended October 31,

Alliance Growth Portfolio                                              2002           2001
------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $   1,328,967  $    3,411,881
  Net realized loss                                                (297,161,941)    (28,781,251)
  (Increase) decrease in net unrealized depreciation                111,121,539    (398,592,741)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                           (184,711,435)   (423,962,111)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              (2,925,061)     (2,079,161)
  Net realized gains                                                         --    (153,147,325)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                     (2,925,061)   (155,226,486)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                                   10,626,631      45,194,803
  Net asset value of shares issued for reinvestment of dividends      2,925,061     155,226,486
  Cost of shares reacquired                                        (154,719,589)   (146,663,179)
-----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                         (141,167,897)     53,758,110
-----------------------------------------------------------------------------------------------
Decrease in Net Assets                                             (328,804,393)   (525,430,487)
NET ASSETS:
  Beginning of year                                                 844,521,382   1,369,951,869
-----------------------------------------------------------------------------------------------
  End of year*                                                    $ 515,716,989  $  844,521,382
-----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $646,781      $3,716,372
-----------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


      29 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                For the Years Ended October 31,

 Van Kampen Enterprise Portfolio                      2002           2001
 -----------------------------------------------------------------------------
 OPERATIONS:
  Net investment income                           $    429,129  $     417,410
  Net realized loss                                (36,235,983)   (35,805,820)
  (Increase) decrease in net unrealized
    depreciation                                     8,333,675    (82,141,467)
 ----------------------------------------------------------------------------
  Decrease in Net Assets From Operations           (27,473,179)  (117,529,877)
 ----------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                               (417,888)          (128)
  Net realized gains                                        --    (53,981,182)
 ----------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to
    Shareholders                                      (417,888)   (53,981,310)
 ----------------------------------------------------------------------------
 FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                   1,052,862      3,496,358
  Net asset value of shares issued for
    reinvestment of dividends                          417,888     53,981,310
  Cost of shares reacquired                        (38,261,601)   (51,697,834)
 ----------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Fund
    Share Transactions                             (36,790,851)     5,779,834
 ----------------------------------------------------------------------------
 Decrease in Net Assets                            (64,681,918)  (165,731,353)
 NET ASSETS:
  Beginning of year                                164,861,894    330,593,247
 ----------------------------------------------------------------------------
  End of year*                                    $100,179,976  $ 164,861,894
 ----------------------------------------------------------------------------
 * Includes undistributed net investment income
  of:                                                 $428,523       $417,282
 ----------------------------------------------------------------------------


                      See Notes to Financial Statements.


      30 Travelers Series Fund Inc.  | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio, ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and eleven other separate investment portfolios: AIM Capital Appreciation, Smith Barney International All Cap Growth, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Total Return Strategic Bond, formerly known as Salomon Brothers Strategic Bond, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between bid and asked prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated by using the specific identification method;
(i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of




      31 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the capital accounts of the Alliance Growth Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney Large Cap Value Portfolio ("SBLCV"). In addition, SBLCV pays SBFM a management fee calculated at an annual rate of 0.65% of the average daily net assets of the Portfolio. Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the Alliance Growth Portfolio ("AGP") and the Van Kampen Enterprise Portfolio ("VKEP"). AGP and VKEP pay TIA a management fee calculated at an annual rate of 0.80% and 0.70%, respectively, of the average daily net assets of each Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into sub-advisory agreements with Alliance Capital Management L.P. ("Alliance Capital") and Van Kampen Asset Management, Inc.





      32 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

("VKAM"). Pursuant to each sub-advisory agreement, Alliance Capital and VKAM are responsible for the day-to-day portfolio operations and investment decisions and are compensated by TIA for such services at an annual rate of 0.375% and 0.325% of the average daily net assets of AGP and VKEP, respectively. These fees are calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of AGP and VKEP.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

For the year ended October 31, 2002, Salomon Smith Barney Inc., another subsidiary of SSBH, and its affiliates received brokerage commissions of $200,833.

Most of the officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were:

                             SBLCV         AGP          VKEP
                ------------------------------------------------
                Purchases $297,551,770 $668,004,293 $120,980,272
                ------------------------------------------------
                Sales      315,709,255  764,904,042  160,898,000
                ------------------------------------------------





      33 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                      SBLCV          AGP          VKEP
    -----------------------------------------------------------------------
    Gross unrealized appreciation $ 13,309,845  $ 23,876,251  $  4,900,159
    Gross unrealized depreciation  (83,635,171)  (73,492,893)  (17,707,796)
    -----------------------------------------------------------------------
    Net unrealized depreciation   $(70,325,326) $(49,616,642) $(12,807,637)
    -----------------------------------------------------------------------

4. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred.

When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolios' basis in the contract.

Only AGP and VKEP may enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, AGP and VKEP did not hold any futures contracts.


   34    Travelers Series Fund Inc.   |   2002 Annual Report to Shareholders

6. Option Contracts

AGP and VKEP may purchase put or call options. Premiums paid when put or call options are purchased represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, a loss will be realized in the amount of the premium paid. When a closing sales transaction is entered into, a gain or loss will be realized depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale decreased by the premium originally paid. When a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

At October 31, 2002, AGP and VKEP did not hold any purchased call or put option contracts.

When AGP and VKEP write a covered call or put option, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, a gain equal to the amount of the premium received is realized. When a closing purchase transaction is entered into, a gain or loss is realized depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 2002, AGP and VKEP did not enter into any written covered call or put option contracts.


   35    Travelers Series Fund Inc.   |   2002 Annual Report to Shareholders

7. Lending of Portfolio Securities

SBLCV, AGP and VKEP have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2002 AGP and VKEP had loaned common stocks having a market value of $39,428,245 and $4,000,481 and received cash collateral amounting to $40,514,575 and $4,124,900, respectively, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

For the year ended October 31, 2002, income earned from securities lending by AGP and VKEP was $20,582 and $6,682, respectively.

At October 31, 2002, SBLCV did not have any securities on loan.

8. Capital Loss Carryforward

At October 31, 2002, SBLCV, AGP and VKEP had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on October 31 of the years below:

                                        2009         2010        Total
      --------------------------------------------------------------------
      SBLCV                          $ 1,588,000 $ 39,572,000 $ 41,160,000
      -------------------------------------------------------------------
      AGP                             12,711,000  296,467,000  309,178,000
      -------------------------------------------------------------------
      VKEP                            34,851,000   34,688,000   69,539,000
      -------------------------------------------------------------------


   36    Travelers Series Fund Inc.   |   2002 Annual Report to Shareholders

9. Income Tax Information and Distributions to Shareholders

At October 31, 2002, the tax basis components of distributable earnings were:

                                          SBLCV              AGP               VKEP
    ----------------------------------------------------------------------------------------
    Undistributed ordinary income     $  7,405,931      $     646,781      $    428,523
    ----------------------------------------------------------------------------------------
    Accumulated capital losses         (41,159,764)      (309,178,457)      (69,539,316)
    ----------------------------------------------------------------------------------------
    Unrealized depreciation            (70,325,326)       (49,616,642)      (12,807,637)
    ----------------------------------------------------------------------------------------

    The difference between book basis and tax basis unrealized appreciation and depreci-
    ation is attributable primarily to wash sale loss deferrals and other basis adjustments.

    The tax character of distributions paid during the year ended October 31, 2002 was:

                                          SBLCV              AGP               VKEP
    ----------------------------------------------------------------------------------------
    Ordinary income                     $7,859,263         $2,925,061          $417,888
    Long-term capital gains                     --                 --                --
    ----------------------------------------------------------------------------------------
    Total                               $7,859,263         $2,925,061          $417,888
    ----------------------------------------------------------------------------------------

10.Capital Shares

At October 31, 2002, the Fund had six billion shares authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                              Year Ended       Year Ended
                                           October 31, 2002 October 31, 2001
    ------------------------------------------------------------------------
    Smith Barney Large Cap Value Portfolio
    Shares sold                                1,988,862        3,185,830
    Shares issued on reinvestment                597,662        1,383,995
    Shares reacquired                         (5,253,318)      (2,424,758)
    ------------------------------------------------------------------------
    Net Increase (Decrease)                   (2,666,794)       2,145,067
    ------------------------------------------------------------------------
    Alliance Growth Portfolio
    Shares sold                                  673,389        1,918,863
    Shares issued on reinvestment                232,148        7,568,332
    Shares reacquired                        (10,631,856)      (6,666,029)
    ------------------------------------------------------------------------
    Net Increase (Decrease)                   (9,726,319)       2,821,166
    ------------------------------------------------------------------------
    Van Kampen Enterprise Portfolio
    Shares sold                                   86,645          180,768
    Shares issued on reinvestment                 44,790        4,007,521
    Shares reacquired                         (3,442,151)      (3,136,988)
    ------------------------------------------------------------------------
    Net Increase (Decrease)                   (3,310,716)       1,051,301
    ------------------------------------------------------------------------


      37 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS



For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

    Smith Barney Large
    Cap Value Portfolio         2002      2001     2000    1999   1998/(1)/
    -----------------------------------------------------------------------
    Net Asset
     Value, Beginning of Year $ 17.47   $ 20.74   $19.83  $18.94   $17.90
    ----------------------------------------------------------------------
    Income (Loss) From
     Operations:
     Net investment income       0.32      0.26     0.30    0.27     0.31
     Net realized and
       unrealized gain (loss)   (4.24)    (2.56)    1.34    1.38     1.47
    ----------------------------------------------------------------------
    Total Income (Loss) From
     Operations                 (3.92)    (2.30)    1.64    1.65     1.78
    ----------------------------------------------------------------------
    Less Distributions From:
     Net investment income      (0.31)    (0.27)   (0.26)  (0.24)   (0.21)
     Net realized gains            --     (0.70)   (0.47)  (0.52)   (0.53)
    ----------------------------------------------------------------------
    Total Distributions         (0.31)    (0.97)   (0.73)  (0.76)   (0.74)
    ----------------------------------------------------------------------
    Net Asset
     Value, End of Year       $ 13.24   $ 17.47   $20.74  $19.83   $18.94
    ----------------------------------------------------------------------
    Total Return               (22.45)%  (11.58)%   8.62%   8.52%    9.65%
    ----------------------------------------------------------------------
    Net Assets, End of Year
     (millions)                  $346      $504     $553    $544     $424
    ----------------------------------------------------------------------
    Ratios to Average Net
     Assets:
     Expenses                    0.68%     0.67%    0.66%   0.67%    0.68%
     Net investment income       1.59      1.42     1.45    1.35     1.59
    ----------------------------------------------------------------------
    Portfolio Turnover Rate        68%       29%      23%     43%      36%
    ----------------------------------------------------------------------
(1) Per share amounts have been calculated using the monthly average shares method.


      38 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Alliance Growth Portfolio                  2002     2001    2000    1999    1998
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Year       $16.67   $28.63   $28.35  $22.14  $20.82
----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                     0.04     0.07     0.05    0.02    0.11
 Net realized and unrealized gain (loss)  (4.05)   (8.60)    2.66    7.79    2.69
----------------------------------------------------------------------------------
Total Income (Loss) From Operations       (4.01)   (8.53)    2.71    7.81    2.80
----------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                    (0.07)   (0.05)   (0.03)  (0.15)  (0.04)
 Net realized gains                          --    (3.38)   (2.40)  (1.45)  (1.44)
----------------------------------------------------------------------------------
Total Distributions                       (0.07)   (3.43)   (2.43)  (1.60)  (1.48)
----------------------------------------------------------------------------------
Net Asset Value, End of Year             $12.59   $16.67   $28.63  $28.35  $22.14
----------------------------------------------------------------------------------
Total Return                             (24.05)% (32.05)%   9.27%  35.51%  12.92%
----------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $516     $845   $1,370  $1,166    $775
----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                  0.83%    0.82%    0.81%   0.82%   0.82%
 Net investment income                     0.19     0.31     0.17    0.14    0.59
----------------------------------------------------------------------------------
Portfolio Turnover Rate                     100%      46%      47%     54%     40%
----------------------------------------------------------------------------------


      39 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Van Kampen Enterprise Portfolio              2002      2001     2000    1999    1998
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 11.81   $25.60   $25.52   $20.56  $19.89
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                0.05     0.03    (0.06)    0.00*   0.06
  Net realized and unrealized gain (loss)    (2.42)   (9.05)    3.87     5.42    1.83
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.37)   (9.02)    3.81     5.42    1.89
-------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.04)   (0.00)*  (0.00)*  (0.07)  (0.05)
  Net realized gains                            --    (4.77)   (3.73)   (0.39)  (1.17)
-------------------------------------------------------------------------------------
Total Distributions                          (0.04)   (4.77)   (3.73)   (0.46)  (1.22)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  9.40   $11.81   $25.60   $25.52  $20.56
-------------------------------------------------------------------------------------
Total Return                                (20.07)% (37.52)%  13.92%   26.48%   8.97%
-------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $100     $165     $331     $313    $249
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.76%    0.74%    0.72%    0.73%   0.73%
  Net investment income (loss)                0.30     0.18    (0.22)    0.01    0.35
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                         87%     107%     117%     120%     68%
-------------------------------------------------------------------------------------

* Amount represents less than $0.01 per share.


      40 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
New York, New York
December 11, 2002


      41 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                 Number of
                                                                 Portfolios
                                    Term                          in Fund
                                 of Office*      Principal        Complex          Other
                     Position(s) and Length    Occupation(s)      Overseen     Directorships
   Name, Address      Held with   of Time         During             by           Held by
      and Age           Fund       Served     Past Five Years     Director       Director
------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

A. E. Cohen           Director     Since    Consultant to            17     Director of Agouron
444 Madison Avenue                  1996    Chugai                          Pharmaceuticals,
Suite 1201                                  Pharmaceutical                  Inc., Akzo Nobel
New York, NY 10022                          Co. Ltd.                        NV, Teva
Age 65                                                                      Pharmaceutical Inc.,
                                                                            Ltd., Chugai
                                                                            Pharmaceutical Co.
                                                                            Ltd., Pharmaceutical
                                                                            Product
                                                                            Development, Inc.
                                                                            and Axonyx Inc.;
                                                                            Chairman of
                                                                            Vasomedical, Inc.,
                                                                            Neurobiological
                                                                            Technologies Inc.
                                                                            and Kramex Corp.

Robert A. Frankel     Director     Since    Managing Partner         24             None
8 John Walsh Blvd.                  1999    of Robert A. Frankel
Peekskill, NY 10566                         Managing
Age 74                                      Consultants;
                                            Former Vice
                                            President of The
                                            Readers Digest
                                            Association, Inc.

Michael E. Gellert    Director     Since    General Partner of       19     Director of Dalet
122 East 42nd Street                1999    Windcrest                       S.A., Devon Energy
47th Floor                                  Partners, a venture             Corp., High Speed
New York, NY 10168                          capital firm                    Access Corp.,
Age 70                                                                      Human, Inc.,
                                                                            SEACOR Smit,
                                                                            Inc., and Six Flags,
                                                                            Inc.
Rainer Greeven        Director     Since    Attorney, Rainer         17     Director of
630 5th Avenue                      1994    Greeven PC                      Continental
Suite 1905                                                                  Container Corp.
New York, NY 10111
Age 65

Susan M. Heilbron     Director     Since    Owner/Consultant         17     Director of
P.O. Box 557                        1994    of Lacey &                      National Multiple
Chilmark, MA 02535                          Heilbron, a public              Sclerosis Society,
Age 57                                      relations firm                  New York
                                                                            City Chapter


      42 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                                                 Number of
                                                                                 Portfolios
                                               Term                               in Fund
                                            of Office*         Principal          Complex       Other
                              Position(s)   and Length       Occupation(s)        Overseen  Directorships
       Name, Address           Held with     of Time            During               by        Held by
          and Age                Fund         Served        Past Five Years       Director    Director
---------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:

R. Jay Gerken                Director/        Since    Managing Director of         226         None
Salomon Smith Barney Inc.    Chairman         2002     SSB
("SSB")
399 Park Avenue
New York, NY 10022
Age 51

OFFICERS:

Lewis E. Daidone             Senior Vice      Since    Managing Director            N/A         N/A
SSB                          President        2000     of SSB; Chief Financial
125 Broad Street, 11th Floor and Chief                 Officer of mutual funds
New York, NY 10004           Administrative            affiliated with Citigroup
Age 45                       Officer                   Inc.; Director and Senior
                                                       Vice President of
                                                       Smith Barney Fund
                                                       Management LLC
                                                       ("SBFM") and
                                                       Travelers Investment
                                                       Advisor ("TIA")

Richard L. Peteka            Chief            Since    Director of SSB              N/A         N/A
SSB                          Financial        2002
125 Broad Street, 11th Floor Officer and
New York, NY 10004           Treasurer
Age 41

Giri Bogavelli               Investment       Since    Investment Officer,          N/A         N/A
100 First Stamford Place     Officer          2001     SBFM; Director of the
Stamford, CT 06902                                     Private Portfolio Group
Age 36                                                 of SSB

Steven Craige                Investment       Since    Investment Officer,          N/A         N/A
100 First Stamford Place     Officer          2001     SBFM; Director of the
Stamford, CT 06902                                     Private Portfolio Group
Age 51                                                 of SSB

Jane Mack Gould              Investment       Since    Senior Vice President        N/A         N/A
Alliance Capital Management  Officer          2002     and Portfolio Manager of
1345 Avenue of the Americas                            Alliance Capital
New York, NY 10105                                     Management L.P.
Age 64

Jeff D. New                  Investment       Since    Managing Director and        N/A         N/A
Van Kampen Asset             Officer          1994     Senior Portfolio
Management Inc.                                        Manager, Van Kampen
1 Parkview Plaza                                       Asset Management
P.O. Box 5555
Oakbrook Terrace, IL 60181
Age 46


      43 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                                          Number of
                                                                          Portfolios
                                            Term                           in Fund
                                         of Office*       Principal        Complex       Other
                             Position(s) and Length     Occupation(s)      Overseen  Directorships
       Name, Address          Held with   of Time          During             by        Held by
          and Age               Fund       Served      Past Five Years     Director    Director
--------------------------------------------------------------------------------------------------

Kaprel Ozsolak               Controller    Since    Vice President of SSB    N/A          N/A
SSB                                        2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor           Secretary     Since    Managing Director of     N/A          N/A
SSB                                        2000     SSB; General Counsel
300 First Stamford Place                            and Secretary of SBFM
Stamford, CT 06902                                  and TIA
Age 51

--------
* Directors are elected until the Fund's next annual meeting and until their successors are elected and qualified.


      44 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)



For Federal tax purposes, the Portfolios hereby designates for the fiscal year ended October 31, 2002:
   . Percentages of ordinary income distributions designated as qualifying for the dividends received deduction available to corporate shareholders:

Large Cap Value Portfolio       100.00%
Alliance Growth Portfolio       100.00
Van Kampen Enterprise Portfolio 100.00

The following percentage of ordinary income distributions have been derived from investments in U.S. Government and Agency Obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level.

Alliance Growth Portfolio       4.74%
Van Kampen Enterprise Portfolio 3.12

                                TRAVELERS SERIES
                                   FUND INC.



      DIRECTORS                        INVESTMENT MANAGERS
      A. E. Cohen                      Smith Barney Fund Management LLC
      Robert A. Frankel                Travelers Investment Adviser, Inc.
      Michael E. Gellert
      R. Jay Gerken,                   CUSTODIAN
        Chairman                       State Street Bank and
      Rainer Greeven                    Trust Company
      Susan M. Heilbron
                                       ANNUITY
      Victor K. Atkins,                ADMINISTRATION
        Emeritus                       Travelers Annuity Investor Services
                                       5 State House Square
      OFFICERS                         1 Tower Square
      R. Jay Gerken                    Hartford, Connecticut 06183
      President and Chief
      Executive Officer

      Lewis E. Daidone
      Senior Vice President
      and Chief Administrative
      Officer

      Richard L. Peteka
      Chief Financial Officer
      and Treasurer

      Giri Bogavelli, CFA
      Investment Officer

      Steven Craige, CFA
      Investment Officer

      Kaprel Ozsolak
      Controller

      Christina T. Sydor
      Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney Large Cap Value Portfolio, Alliance Growth Portfolio and Van Kampen Enterprise Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004


 SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0251 12/02                                                            02-4203

              --------------------------------------------------
                             TRAVELERS SERIES FUND INC.

                                    SMITH BARNEY
                                INTERNATIONAL ALL CAP
                                  GROWTH PORTFOLIO

                                  SALOMON BROTHERS
                               STRATEGIC TOTAL RETURN
                                   BOND PORTFOLIO
              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Travelers Series
Fund Inc.

[PHOTO]

R. Jay Gerken
R. JAY GERKEN
Chairman


Dear Shareholder,
Enclosed herein is the annual report for the Travelers Series Fund Inc. ("Fund") -- Smith Barney International All Cap Growth Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio ("Portfolio(s)") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow./1/ We hope you find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Fund replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Update/2/

                 Performance of the Travelers Series Fund Inc.
                      for the Year Ended October 31, 2002
                 ---------------------------------------------
        Smith Barney International All Cap Growth Portfolio    (20.97)%

        Salomon Brothers Strategic Total Return Bond Portfolio   3.36

--------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub- accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio(s).


       1 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Market Overview

International Equities
The past fiscal year has been marked by exceptional investment challenges from a combination of the slowing global economy, the surge of corporate malfeasance and the sharp swings of investor sentiment. Indeed, equity investors have experienced the worst bear market of the past quarter century, compounded by the uncertainties of terrorism and military intervention. International diversification has provided little refuge given problems in certain geographies (Latin America, Japan) and the rising correlation of many non-U.S. stock markets with the domestic market.

Investors are justifiably anxious, upset and concerned. Regrettably, the global economic upturn, about which we reported in the semi-annual report, has hit a plateau in many economies. Global policymakers recognize the challenge of providing supportive economic conditions and have responded with a policy of low short-term interest rates, especially in the U.S. However, corporate profits, which are dependant on global growth, have disappointed across a broad swath of industries versus expectations held earlier this year. Capital spending has yet to provide the economic lift that some have hoped for at this stage in the recovery.

Key factors that we feel affected the non-U.S. equity markets in fiscal 2002 included:
     . The accounting frauds, which were concentrated in the U.S. but cast a negative trend over all equity markets.
     . The trading value of the new European currency, the euro, began a halting march toward parity with the U.S. dollar.
     . Energy prices rose sharply and provided strong headwinds to the nascent global economic recovery. While prices have begun to decline in recent weeks, the potential for a military-induced production disruption must be kept in mind.
     . The default of the Argentine government and collapse of that economy along with the election of leftist leadership in Brazil has called into question the value of the Latin operations of many multinationals.
     . International growth stocks began to perform in line with international value stocks after 18 months of underperformance by international value stocks.


       2 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Investment-Grade U.S. Bonds
The market was supported not only by solid fundamentals such as low inflation and an extremely accommodative Federal Open Market Committee ("FOMC" or "Committee")/3 /during the period, but also by strong emotional factors such as nervous investors seeking alternatives to volatile equity markets. The FOMC lowered short-term interest rates 11 times in 2001 in an effort to boost an ailing economy. Seeing little improvement, the Committee decided to leave the federal funds rate ("fed funds rate")/4 /unchanged at its historically low level of 1.75% during each of the six meetings it held throughout the first 10 months of 2002. After the close of the fiscal period, the U.S. Federal Reserve Board ("Fed") cut interest rates by 50 basis points,/5 /bringing down the fed funds rate to 1.25%.

This accommodative stance has helped the economy by helping the consumer. That is, consumer spending on big-ticket items such as automobiles and houses has been largely responsible for keeping the economy afloat. Although consumer confidence has dropped, the consumer continues to spend, fueled by low interest rates and continuing positive disposable personal income. The housing market appears to be on course to complete its best year ever in 2002. And attractive financing deals from auto manufacturers have continued to drive new car purchases.

U.S. High-Yield Debt
For the year ended October 31, 2002 the high-yield market declined 6.78%, as reported by the Salomon Smith Barney High Yield Market Index ("SSB High Yield Market Index")./6 /During early 2002, the market struggled higher as encouraging economic data, strong equity markets and large mutual-fund inflows were offset by increased volatility caused by corporate collapses and the related accounting concerns and increased downgrade activity by the rating agencies. The rally proved short-lived, however, as additional discoveries of accounting fraud and earnings restatements harmed already-fragile investor confidence, causing the credit markets to re-price lower. Additionally, large mutual fund outflows, driven by investors' aversion to riskier securities, and new economic data that sparked concerns of a slower than expected recovery also pushed the market lower.

--------
3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 A basis point is one one-hundredth (1/100 or 0.01) of one percent.
6 The SSB High Yield Market Index is a broad-based unmanaged index of high-yield securities. Please note that an investor cannot invest directly in an index.


       3 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

In June, WorldCom, Inc. disclosed that it had improperly accounted for $3.8 billion of expenses, causing investors to shun sectors with more complex financials and leading to a decline in the high-yield market of 8.81%. Equity weakness, corporate scandals, earnings restatements, weak economic data that raised concerns over the possibility of a double-dip recession, and large mutual-fund outflows combined to push the high-yield market lower in July. The decline culminated with the arrest of senior high profile corporate executives and other high profile corporate bankruptcies.

The passing of the August 14th financial-certification deadline without additional surprises, a strong equity-market rally, forecasts of interest-rate cuts, a declining default rate, bargain hunters in search of oversold credits and positive fund flows propelled the high-yield market higher in the final quarter of the fiscal year. However, investors remained cautious due to the lack of business spending, a nine-year low in consumer confidence, the possibility of war with Iraq and issue-specific credit problems.

For the period, the high-yield market's top performers included Containers, Restaurants, Consumer Products, Gaming, Retail and Broadcast/Outdoor. Containers benefited from lower raw-material prices early in the year and an improving economy. Operational improvements and asset sales enabled Restaurants to return from oversold prices in the prior year. Consumer Products, Gaming and Retail benefited from continued strength in consumer spending and higher quality credits. Broadcast/Outdoor outperformed due to improving operating results, equity issuance and a favorable regulatory environment.

In terms of credit quality, BB, B and CCC issues generated returns of negative 5.80%, negative 6.03% and negative 14.34% respectively, as investors sought safety in the higher quality credit tiers.

On October 31, 2002, the high-yield market yielded 13.36%, up from 12.39% on October 31, 2001. The excess yield over U.S. Treasury securities was 10.20%, an increase from 8.67% on October 31, 2001. We believe that these levels represent attractive long-term value.

Emerging-Markets Debt
Emerging-markets debt/7 /returned 7.10% for the Portfolio's annual period ended October 31, 2002, as measured by the J.P. Morgan Emerging Markets Bond

--------
7 Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

       4 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Index Plus ("EMBI+")./8/ Fourteen out of 16 Index countries posted positive returns, 10 of them outperforming the market. Brazil and Argentina, on the other hand, generated large negative returns, returning negative 3.99% and 51.14%, respectively. Return volatility for this period was 11.11%, substantially below long-term historical levels of 15-17%.

Latin America as a region returned negative 5.89% for the 12-month period, sharply underperforming the EMBI+. In particular, the region was affected by the political and fiscal uncertainty in Brazil, Argentina's economic difficulties post-default, and Ecuador's inability to reach an agreement with the International Monetary Fund ("IMF")/9/ as well as deteriorating fundamentals in Venezuela.

Non-Latin American countries outperformed Latin American countries during this period, returning 32.37%. In Europe, two major obstacles to European Union ("EU") enlargement were removed in October. First, in a referendum, Ireland voted in favor of enlargement. Then, and perhaps more important, the EU reached agreement on its agricultural policy. It is expected that the first wave of candidates will join the EU as early as January 2004. These developments contributed to strong performance of European credits. Gaining 48.82%, Russia was the EMBI+'s best performer for the Portfolio's annual period. High oil prices during the period strengthened Russia's credit fundamentals.

Market Outlook

International Equities
The move of many investors from equities into cash, government bonds and alternate investments has led to the emergence of strong absolute valuation in equities, in our opinion. Many stocks now offer reasonable dividend yields and absolute values along with the potential for long-term appreciation, compared with fixed-income alternatives. Furthermore, many companies are responding to the more constrained financing environment with capital rationing, enhanced cost discipline and a renewed mandate to return cash to shareholders through dividends and share repurchases.

--------
8 The EMBI+ is a total-return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
9 The IMF is an organization of various member countries, established to promote international monetary cooperation, exchange stability and orderly exchange arrangements.


       5 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Investment-Grade U.S. Bonds
As the fallout from excessive leverage and overly optimistic growth assumptions are gradually wrung out of the system, we see a firm base being formed to support slow but steady economic growth into 2003. The Fed appears to be accommodative, yet a number of potential risks to the longer-term economic picture remain. The timing and extent of a recovery in business capital spending is still unclear. The duration and sustainability of current high levels of consumer spending coupled with the potential for continued increases in the savings rate are similarly unknown. Finally, the uncertainties and risks of increased terrorist activity and expanded conflict in the Middle East continue to hang over the markets. On balance, we believe in the resilience of the U.S. economy and expect that an improving economic climate with slow growth and low inflation lie ahead.

U.S. High-Yield Debt
Going forward, valuations in the market continue to appear attractive at yields in excess of 13.25%, yet we remain somewhat cautious as we believe that several factors could dampen positive momentum, including (i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility.

Emerging-Markets Debt
Emerging-markets debt returned 7.10% for the fiscal year ended October 31, 2002 amid high political and economic volatility. EMBI+ sovereign spreads/10/ tightened by 211 basis points and closed the period at 862 basis points over U.S. Treasury securities. October proved to be a much better month for emerging markets. With elections in Brazil and Turkey over, the emerging-debt market reacted favorably to market-friendly comments from the newly elected leaders. We remain cautiously optimistic about developments in these countries and will continue monitoring them closely.

--------
10Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


       6 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Thank you for your investment in the Travelers Series Fund Inc. -- Smith Barney International All Cap Growth Portfolio and Salomon Brothers Strategic Total Return Board Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R Jay Gerken
R. Jay Gerken
Chairman

December 2, 2002

The information provided in the following commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 17 through 27 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance and the portfolio managers' views are as of October 31, 2002 and are subject to change.



       7 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Smith Barney International All Cap Growth Portfolio
Investment Strategy
The Smith Barney International All Cap Growth Portfolio ("Portfolio") seeks total return on its assets from growth of capital and income.

Performance Update
For the year ended October 31, 2002, the Portfolio returned negative 20.97%. In comparison, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")/1/ returned negative 13.21% for the same period.

Portfolio Manager Portfolio Review and Outlook
For the second consecutive year, the value of the International All Cap Growth Portfolio contracted significantly. Candidly, we underestimated the erosion of confidence and demand that the collapse of several visible companies has caused. In addition, accounting frauds and misstatements exacerbated financial losses. Declining asset values further pressured the valuations of public companies as businesses with decent assets but overbearing debts are forced to divest divisions in a "buyer's market." And pricing in many industries has been very tough. Finally, foreign financial-services firms, especially those exposed to the capital markets, have suffered debilitating losses of assets and earnings power.

The shift of investor appetite from sectors with complexity to defensive sectors left us comparatively underweight in the defensive stocks, which have been the best performers of the past year. Companies with clarity, transparency and steady demand for products or services are prized. Sectors favored in the Portfolio in the past, such as the telecommunications and segments of the technology industry, remain under pressure as business capital investment shows continued signs of restraint.

We have taken steps to better control risk in the Portfolio. In conjunction with our quantitative analysts, we have instituted risk objectives to constrain the volatility of the Portfolio and limit the over/underweight position in a particular market sector or geography.

For instance, the Portfolio has for many years been absent from the energy sector, given a stronger growth profile of other sectors in the mid to late 1990s. We have boosted our position in the sector during the past six months, adding BP PLC, Total Fina Elf SA and Royal Dutch Petroleum Co. Similarly, for many

--------
1 The MSCI EAFE is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East. Please note that an investor cannot invest directly in an index.


       8 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders years we have maintained significant exposure to the broadly defined business-services sector, including government and business-outsourcing investments. We have trimmed those commitments in recent months to fund other opportunities in the Portfolio.

Portfolio Composition
The composition of the Portfolio shifted over the past year, due primarily to increased weightings in Japan to reduce portfolio risk. Our position of 67% Europe, 22% Asia and 11% Canada, Latin America and other emerging markets at the beginning of the year changed to 66% Europe, 29% Asia and 5% Canada, Latin America, cash and other emerging markets by year end.

Top Holdings
Our top holdings in the Portfolio reflect an eclectic mix of investment themes and portfolio emphasis. These holdings are illustrative of our growth-oriented stock-selection criteria, which include strong financial structures, large business opportunities and stable, visionary managements.

Novartis AG of Switzerland is a global pharmaceutical powerhouse, with a range of products in the life sciences. The company has leading prescription and non-prescription medicines and eye-care products, as well as food and nutritional products.

Nokia Oyj is Finland's leading exporter, with a world-class position in wireless infrastructure and mobile handsets. Nokia's technology visionaries continue to shape the wireless-communications industry. The stock has been a core holding for 11 years.

Hutchison Whampoa Ltd. of Hong Kong is a conglomerate with especial strengths in telecommunications, property development and port operation. Management has an uncanny ability to opportunistically capture value in a diverse host of business sectors.

Mettler-Toledo International Inc. of Switzerland manufactures precision weighing and measurement instruments. A diverse customer base in the laboratory, retail and industrial sectors increasingly demands Mettler's sophisticated instruments and information-management solutions.

Groupe Danone of France is a global consumer leader with a suite of well-known consumer products, including Dannon yogurt, Evian water, Dannon water and a host of other dairy-related and biscuit products.


       9 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Total Fina Elf SA of France is a global energy provider. The company has one of the most rapidly growing production profiles among the major integrated energy companies.

Kao Corp. of Japan provides a diversity of food products to the domestic economy. While the overall Japanese economy is laboring, consumer-staple demand is stable.

Tomra Systems ASA of Norway manufactures reverse vending machinery for global beverage containers. The trend toward increased consumer-deposit legislation, especially in Europe, benefits deployment of Tomra's products and materials-recycling processes.

Serco Group PLC of the United Kingdom is a leading outsourcing provider. Serco provides a host of essential services and operates facilities for national governments.

Walmart de Mexico S.A. de C.V. of Mexico is the dominant retailer in Mexico. With a number of different formats, the company captures a significant share of Mexican retail spending.

We have repositioned the Portfolio to participate in any upswing of financial markets while better protecting our investors in deteriorating or unforeseeable conditions. We thank you for your confidence in our investment approach.

Salomon Brothers Strategic Total Return Bond Portfolio
Investment Strategy
The Salomon Brothers Strategic Total Return Bond Portfolio ("Portfolio") primarily seeks total return.

Performance Update
For the year ended October 31, 2002, the Portfolio returned 3.36%. In comparison, the J.P. Morgan Global Bond Index -- Unhedged/2 /returned 4.59% for the same period.

Portfolio Manager Portfolio Overview
This has been a strong year for most investment-grade fixed-income securities helped in large part by investors' flight to quality resulting from an aversion to riskier asset classes. The Portfolio has capitalized on this by increasing its alloca-

--------
2 The J.P. Morgan Global Bond Index -- Unhedged is a broad-based unmanaged index of domestic and foreign bonds. Please note that an investor cannot invest directly in an index.



      10 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders tion to investment-grade securities. Government, mortgage and asset-backed securities generally faired better than those in the corporate sector. We maintained a relatively small allocation to non-investment-grade securities during the period.

U.S. High-Yield Debt
The Portfolio's performance was helped by overweighting Consumer Products and Gaming and by underweighting Wireline Telecommunications, Airlines and Utilities. The Portfolio's performance was adversely affected, however, by overweighting Cable and Towers. The Portfolio increased its exposure to Wireline Telecommunications and Retail and reduced positions in Utilities. In addition, the Portfolio added several higher quality investment-grade names that traded down to attractive levels as investment-grade holders sought to lower their exposure.

Emerging-Markets Debt
Our emerging-markets debt exposure within the Portfolio varied during the fiscal period. At the beginning of this year, we were long emerging markets debt and our emerging market debt exposure ranged from 25% to 27% of the Portfolio. It proved to be beneficial for the Portfolio as emerging markets debt was outperforming other asset classes. In June, we decided to reduce the Portfolio's allocation to emerging markets due to negative developments in Argentina and the expected volatility surrounding the upcoming presidential elections in Brazil. We were concerned that increased volatility could negatively affect this asset class. As of October 31, 2002, the emerging-markets debt component constituted 10% of the Portfolio.

Portfolio Manager Portfolio Outlook
If modest growth for the upcoming year continues, we anticipate that many securities with higher credit ratings and longer durations will be overvalued. If this occurs and rates start to rise, we would look to decrease the Portfolio's allocation to investment-grade securities. We will continue to monitor the refinancing boom affecting the mortgage sector if prepayments begin to slow.

U.S. High-Yield Debt
In light of anticipated market conditions, we are focusing on selected opportunities in the single-B sector that present a compelling risk/reward profile. In addition, we are pursuing selected opportunities in lower quality investment-grade and crossover (investment-grade/high-yield) bonds.


      11 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Emerging-Markets Debt
We believe that at current spread levels the emerging-debt market is attractive. We think that that a combination of high yields offered by this asset class and the belief that the worst of the global risk aversion is behind us should be supportive to emerging-markets debt. In addition, the volatility surrounding elections in Brazil and Turkey is in the past, which should be favorable for this asset class.

Our main concern at this point would be increased global risk volatility related to the crisis in the Middle East. We remain vigilant in monitoring this risk as it pertains to our market.


      12 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

 HISTORICAL PERFORMANCE



                     Net Asset Value
                    -----------------
                    Beginning   End    Income   Capital Gain   Total
Year Ended           of Year  of Year Dividends Distributions Returns+
-----------------------------------------------------------------------
10/31/02             $11.18   $ 8.78    $0.05       $0.00      (20.97)%
-----------------------------------------------------------------------
10/31/01              18.52    11.18     0.00        0.00      (39.63)
-----------------------------------------------------------------------
10/31/00              16.92    18.52     0.13        0.00       10.18
-----------------------------------------------------------------------
10/31/99              12.60    16.92     0.05        0.00       34.73
-----------------------------------------------------------------------
10/31/98              13.23    12.60     0.00        0.00       (4.76)
-----------------------------------------------------------------------
10/31/97              12.18    13.23     0.01        0.00        8.73
-----------------------------------------------------------------------
10/31/96              10.48    12.18     0.01        0.00       16.36
-----------------------------------------------------------------------
10/31/95              10.55    10.48     0.00        0.00       (0.66)
-----------------------------------------------------------------------
6/16/94* - 10/31/94   10.00    10.55     0.00        0.00        5.50++
-----------------------------------------------------------------------
Total                                   $0.25       $0.00
-----------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                                (20.97)%
---------------------------------------------------------------------------
Five Years Ended 10/31/02                                           (7.57)
---------------------------------------------------------------------------
6/16/94* through 10/31/02                                           (1.32)
---------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

6/16/94* through 10/31/02 (10.57)%
----------------------------------
+ Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


      13 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
            Smith Barney International All Cap Growth Portfolio vs.
                               MSCI EAFE Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2002


                                [CHART]

                 Smith Barney
                International
                All Cap Growth     MSCI EAFE
                  Portfolio          Index
                  ---------          ------
 6/16/1994          10,000           10,000
   10/1994          10,550           10,443
   10/1995          10,480           10,436
   10/1996          12,194           11,563
   10/1997          13,259           12,133
   10/1998          12,628           13,340
   10/1999          17,013           16,413
   10/2000          18,745           15,956
   10/2001          11,316           11,966
10/31/2002           8,943           10,385


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 International All Cap Growth Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     14    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

 HISTORICAL PERFORMANCE



                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain   Total
    Year Ended           of Year  of Year Dividends Distributions Returns+
    -----------------------------------------------------------------------
    10/31/02             $10.27   $10.13    $0.48       $0.00       3.36%
    -----------------------------------------------------------------------
    10/31/01               9.89    10.27     0.68        0.00      10.99
    -----------------------------------------------------------------------
    10/31/00              10.22     9.89     0.77        0.00       4.34
    -----------------------------------------------------------------------
    10/31/99              10.97    10.22     0.65        0.00      (0.96)
    -----------------------------------------------------------------------
    10/31/98              12.52    10.97     0.66        0.64      (2.50)
    -----------------------------------------------------------------------
    10/31/97              12.45    12.52     0.46        0.58       9.32
    -----------------------------------------------------------------------
    10/31/96              10.77    12.45     0.42        0.00      20.07
    -----------------------------------------------------------------------
    10/31/95               9.95    10.77     0.10        0.00       9.37
    -----------------------------------------------------------------------
    6/16/94* - 10/31/94   10.00     9.95     0.00        0.00      (0.50)++
    -----------------------------------------------------------------------
    Total                                   $4.22       $1.22
    -----------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                                      3.36%
------------------------------------------------------------------------------
Five Years Ended 10/31/02                                                2.94
------------------------------------------------------------------------------
6/16/94* through 10/31/02                                                6.17
------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

6/16/94* through 10/31/02                                                65.11%
-------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.


      15 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
          Salomon Brothers Strategic Total Return Bond Portfolio vs.
                  J.P. Morgan Global Bond Index -- Unhedged+

--------------------------------------------------------------------------------

                           June 1994 -- October 2002

                                    [CHART]

                      Salomon Brothers            J.P. Morgan Global
                  Strategic Bond Portfolio      Bond Index -- Unhedged
                  ------------------------      ---------------------
 6/16/1994                $10,000                      $10,000
   10/1994                  9,950                       10,391
   10/1995                 10,882                       11,985
   10/1996                 13,066                       12,716
   10/1997                 14,284                       13,161
   10/1998                 13,927                       14,869
   10/1999                 13,793                       14,429
   10/2000                 14,392                       13,759
   10/2001                 15,974                       14,413
10/31/2002                 16,511                       14,920


+Hypothetical illustration of $10,000 invested in shares of the Salomon
 Brothers Strategic Total Return Bond Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The J.P. Morgan Global Bond Index --Unhedged is a daily, market capitalization weighted international fixed-income index consisting of 13 countries. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     16    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2002


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

SHARES                  SECURITY                  VALUE
-----------------------------------------------------------
STOCKS -- 99.6%
Canada -- 1.6%
   90,000 Celestica Inc. (a)                   $  1,242,036
  164,000 Patheon, Inc. (a)                       1,496,930
-----------------------------------------------------------
                                                  2,738,966
-----------------------------------------------------------
China -- 0.3%
  800,000 China Unicom Ltd. (a)(b)                  497,478
-----------------------------------------------------------
Denmark -- 1.4%
   86,000 Novo Nordisk A/S                        2,365,730
-----------------------------------------------------------
Finland -- 3.9%
  400,000 Nokia Oyj                               6,634,570
-----------------------------------------------------------
France -- 9.7%
   44,000 Aventis S.A.                            2,628,679
  240,000 Axa                                     3,574,482
   45,000 Groupe Danone                           5,826,025
   34,000 Total Fina Elf SA                       4,674,064
-----------------------------------------------------------
                                                 16,703,250
-----------------------------------------------------------
Germany -- 2.6%
   20,000 Allianz AG                              2,096,776
   31,000 SAP AG                                  2,383,581
-----------------------------------------------------------
                                                  4,480,357
-----------------------------------------------------------
Hong Kong -- 7.6%
   25,000 China Mobile (Hong Kong) Ltd. (a)(b)       61,544
  195,535 HSBC Holdings PLC (b)                   2,137,275
  986,500 Hutchison Whampoa Ltd.                  6,071,275
  900,000 Johnson Electric Holdings Ltd. (b)        952,002
2,000,000 Li & Fung Ltd.                          1,974,524
  300,000 Sun Hung Kai Properties Ltd.            1,869,387
-----------------------------------------------------------
                                                 13,066,007
-----------------------------------------------------------
Ireland -- 5.5%
  385,000 Bank of Ireland                         4,261,548
  201,739 CRH PLC                                 2,542,077
  270,000 Grafton Group PLC                         933,943
  253,755 Irish Continental Group PLC             1,630,109
-----------------------------------------------------------
                                                  9,367,677
-----------------------------------------------------------
Japan -- 16.7%
  340,000 The Bank of Yokohama, Ltd. (b)          1,420,763
  216,000 Dowa Mining Co., Ltd.                     904,362
   70,000 Ito-Yokado Co., Ltd.                    2,178,145


                      See Notes to Financial Statements.


      17 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO


SHARES                    SECURITY                    VALUE
---------------------------------------------------------------
Japan -- 16.7% (continued)
  380,000 JGC Corp.                                $  2,114,121
  200,000 Kao Corp.                                   4,561,561
   26,000 Mabuchi Motor Co., Ltd.                     2,304,240
  192,000 Nomura Holdings, Inc.                       2,205,189
      640 NTT DoCoMo, Inc.                            1,178,186
  119,000 Pioneer Corp.                               2,025,903
   42,000 Seven-Eleven Japan Co., Ltd.                1,183,725
   40,000 Sony Corp.                                  1,717,102
   53,000 Takeda Chemical Industries, Ltd.            2,197,450
   13,400 Takefuji Corp.                                561,039
  205,000 Terumo Corp.                                2,812,039
   33,000 Tokyo Electron Ltd.                         1,327,903
---------------------------------------------------------------
                                                     28,691,728
---------------------------------------------------------------
Mexico -- 2.5%
2,000,080 Wal-Mart de Mexico S.A. de C.V.             4,304,742
---------------------------------------------------------------
Netherlands -- 4.8%
   75,000 Heineken N.V.                               3,007,148
   51,662 IHC Caland N.V.                             2,287,377
   70,000 Royal Dutch Petroleum Co.                   3,021,825
---------------------------------------------------------------
                                                      8,316,350
---------------------------------------------------------------
Norway -- 2.6%
  600,000 Tomra Systems ASA                           4,385,847
---------------------------------------------------------------
Singapore -- 5.5%
  275,000 DBS Group Holdings, Ltd.                    1,929,989
  290,000 Singapore Press Holdings, Ltd.              3,249,851
2,000,000 Singapore Technologies Engineering, Ltd.    2,094,122
  300,000 Venture Corp. Ltd. (b)                      2,241,277
---------------------------------------------------------------
                                                      9,515,239
---------------------------------------------------------------
Spain -- 3.2%
  500,000 Indra Sistemas, S.A.                        3,473,873
  221,876 Telefonica, S.A.                            2,100,702
---------------------------------------------------------------
                                                      5,574,575
---------------------------------------------------------------
Sweden -- 2.5%
  183,000 Assa Abloy AB (b)                           1,803,005
  175,000 Securitas AB                                2,429,100
---------------------------------------------------------------
                                                      4,232,105
---------------------------------------------------------------


                      See Notes to Financial Statements.


      18 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


              SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

  SHARES                                  SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
Switzerland -- 10.0%
   200,000 Mettler-Toledo International Inc. (a)(b)                               $  5,990,000
     9,300 Nestle S.A.                                                               1,988,952
   200,000 Novartis AG                                                               7,608,622
    81,000 STMicroelectronics N.V.                                                   1,605,048
----------------------------------------------------------------------------------------------
                                                                                    17,192,622
----------------------------------------------------------------------------------------------
United Kingdom -- 19.2%
   145,000 BOC Group PLC                                                             2,037,905
   400,000 BP PLC                                                                    2,563,894
 1,075,000 Capita Group PLC                                                          3,764,547
   650,000 Compass Group PLC                                                         2,878,323
   311,000 Diageo PLC (a)                                                            3,503,084
   218,000 Jardine Lloyd Thompson Group PLC                                          2,283,429
   221,000 Lloyds TSB Group PLC                                                      1,900,252
   520,000 Misys PLC (a)                                                             1,697,016
 1,850,000 Serco Group PLC                                                           4,323,835
 1,152,000 Taylor Nelson Sofres PLC                                                  2,521,371
   640,000 Tesco PLC                                                                 1,983,579
 2,192,373 Vodafone Group PLC                                                        3,521,701
----------------------------------------------------------------------------------------------
                                                                                    32,978,936
----------------------------------------------------------------------------------------------
           TOTAL STOCK
           (Cost -- $194,480,439)                                                  171,046,179
----------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                  SECURITY                                   VALUE
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.4%
$  717,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02; Proceeds at maturity --
            $717,037; (Fully collateralized by Federal Home Loan Mortgage Corp.
            Discount Notes and Federal National Mortgage Association Discount
            Notes, 0.000% due 1/29/03 to 4/30/03; Market value -- $731,340)
            (Cost -- $717,000)                                                         717,000
----------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $195,197,439*)                                                $171,763,179
----------------------------------------------------------------------------------------------

(a) Non-income producing security.
(b) All or a portion of this security is on loan (See Note 8).
 *  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      19 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

     FACE
    AMOUNT                          SECURITY                           VALUE
  ----------------------------------------------------------------------------
  BONDS -- 74.9%
  Algeria -- 0.3%
             Republic of Algeria, Government Guaranteed:
  $   12,000  Loan Tranche 1, 2.625% due 9/4/06                       $ 11,160
      66,176  Loan Tranche 3, 2.625% due 3/4/10                         59,228
  ---------------------------------------------------------------------------
                                                                        70,388
  ---------------------------------------------------------------------------
  The Bahamas -- 0.1%
      25,000 Sun International Hotels Ltd., 8.875% due 8/15/11          25,250
  ---------------------------------------------------------------------------
  Brazil -- 1.8%
             Republic of Brazil:
      25,000  11.250% due 7/26/07                                       17,188
     400,000  14.500% due 10/15/09                                     293,001
              Notes:
     150,000    11.500% due 3/12/08                                    101,250
     125,000    12.000% due 4/15/10                                     78,125
  ---------------------------------------------------------------------------
                                                                       489,564
  ---------------------------------------------------------------------------
  Bulgaria -- 0.2%
      71,429 Bulgaria FLIRB, Series A, 2.688% due 7/28/12               66,875
  ---------------------------------------------------------------------------
  Canada -- 0.3%
      25,000 Methanex Corp., Sr. Notes, 8.750% due 8/15/12              26,125
      50,000 Nexfor Inc., Notes, 7.250% due 7/1/12                      50,608
  ---------------------------------------------------------------------------
                                                                        76,733
  ---------------------------------------------------------------------------
  Colombia -- 0.3%
             Republic of Colombia:
      50,000  8.625% due 4/1/08                                         44,625
      50,000  11.750% due 2/25/20                                       47,200
  ---------------------------------------------------------------------------
                                                                        91,825
  ---------------------------------------------------------------------------
  Ecuador -- 0.3%
     230,000 Republic of Ecuador, step bond to yield 17.368% due
             8/15/30                                                    95,450
  ---------------------------------------------------------------------------
  Ireland -- 0.1%
      25,000 MDP Acquisitions PLC, Sr. Notes, 9.625% due 10/1/12 (a)    25,750
  ---------------------------------------------------------------------------
  Italy -- 0.5%
     125,000 Region of Lombardy, Inc., Notes, 5.804% due 10/25/32      126,945
  ---------------------------------------------------------------------------
  Mexico -- 2.1%
             United Mexican States:
     200,000  Notes, 8.375% due 1/14/11                                217,500
     350,000  Series MTN, 8.300% due 8/15/31                           348,687
  ---------------------------------------------------------------------------
                                                                       566,187
  ---------------------------------------------------------------------------


                      See Notes to Financial Statements.


      20 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

    FACE
   AMOUNT                         SECURITY                          VALUE
  ----------------------------------------------------------------------------
  Morocco -- 0.4%
  $114,920  Kingdom of Morocco, Restructured Debentures, 2.562%
            due 1/2/09                                             $102,279
  ------------------------------------------------------------------------
  Panama -- 0.4%
           Republic of Panama:
    25,000  9.625% due 2/8/11                                        26,313
    88,888  IRB, 5.000% due 7/17/14                                  78,221
  ------------------------------------------------------------------------
                                                                    104,534
  ------------------------------------------------------------------------
  Peru -- 0.3%
   122,500 Republic of Peru, 4.500% due 3/7/17                       89,731
  ------------------------------------------------------------------------
  Philippines -- 0.2%
    70,000 Republic of Philippines, 9.875% due 1/15/19               69,563
  ------------------------------------------------------------------------
  Poland -- 0.3%
    89,443 Republic of Poland, 7.000% due 10/27/14                   91,344
  ------------------------------------------------------------------------
  Russia -- 1.4%
           Russian Federation:
     3,109  8.250% due 3/31/10                                        3,288
   500,401  5.000% due 3/31/30                                      382,494
  ------------------------------------------------------------------------
                                                                    385,782
  ------------------------------------------------------------------------
  Turkey -- 0.4%
           Republic of Turkey:
    63,000  11.875% due 1/15/30                                      59,220
    50,000  Notes, 11.500% due 1/23/12                               48,125
  ------------------------------------------------------------------------
                                                                    107,345
  ------------------------------------------------------------------------
  United Kingdom -- 0.4%
    50,000 Premier International Foods PLC, Sr. Notes, 12.000%
            due 9/1/09                                               51,938
           XEROX Cap Europe PLC:
    50,000  5.875% due 5/15/04                                       43,750
    25,000  Notes, 5.500% due 11/15/03                               23,375
  ------------------------------------------------------------------------
                                                                    119,063
  ------------------------------------------------------------------------
  United States -- 65.1%
    50,000 aaiPharma Inc., 11.000% due 4/1/10                        48,250
    50,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09               52,750
    50,000 Advance Stores Co., Inc., 10.250% due 4/15/08             52,500
    50,000 AdvancePCS, 8.500% due 4/1/08                             51,500
    50,000 Allied Waste North America, Series B, 10.000% due
            8/1/09                                                   48,250
    25,000 American Cellular Corp., 9.500% due 10/15/09               3,875
           American Tower Corp.:
    25,000  Notes, 5.000% due 2/15/10 (b)                            11,781
    80,000  Sr. Notes, 9.375% due 2/1/09                             46,800
    25,000 Ameristar Casinos, Inc., 10.750% due 2/15/09              27,125
    50,000 AOL Time Warner Inc., 7.625% due 4/15/31                  45,454


                      See Notes to Financial Statements.


      21 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

     FACE
    AMOUNT                          SECURITY                           VALUE
  ----------------------------------------------------------------------------
  United States -- 65.1% (continued)
  $   35,000 Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08        $ 34,475
      15,000 Applied Extrusion Technologies, Inc., Series B,
              10.750% due 7/1/11                                         9,075
      50,000 Argosy Gaming Co., 10.750% due 6/1/09                      55,250
      25,000 ArvinMeritor, Inc., Notes, 8.750% due 3/1/12               24,323
             AT&T Corp.:
      75,000  Notes, 6.500% due 3/15/29                                 64,724
      50,000  Sr. Notes, 8.000% due 11/15/31                            47,906
     250,000 AT&T Wireless Services Inc., Sr. Notes, 8.750% due
              3/1/31                                                   200,532
     200,000 Bank of America Corp., Sr. Notes, 2.108% due 10/22/04     200,882
     250,000 Bayview Financial Acquisition Trust 2001, Home Equity
              Loan Trust, 3.080% due 8/25/36 (a)                       255,820
      25,000 Berry Plastics Corp., 10.750% due 7/15/12                  26,125
      25,000 BRL Universal Equipment Corp., Secured Notes, 8.875%
              due 2/15/08                                               25,750
      50,000 Calpine Corp., Sr. Notes, 8.750% due 7/15/07               16,750
      50,000 Canandaigua Brands Inc., 8.500% due 3/1/09                 52,875
     100,000 Capital One Financial, Notes, 7.250% due 5/1/06            81,769
      50,000 Capstar Hotel Co., Sr. Sub. Notes, 8.750% due 8/15/07      31,500
             Charter Communications Holdings, LLC:
              Sr. Discounted Notes, step bond to yield:
      60,000    16.603% due 4/1/11                                      18,900
      15,000    16.295% due 5/15/11                                      3,675
              Sr. Notes:
      75,000    10.250% due 1/15/10                                     32,250
      25,000    11.125% due 1/15/11                                     11,188
      50,000 CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07           40,544
      50,000 Coast Hotels and Casinos, Inc., 9.500% due 4/1/09          52,750
      25,000 Cole National Group, Inc., Sr. Sub. Notes, 8.875% due
              5/15/12                                                   23,625
      25,000 Compass Minerals Group, Inc., 10.000% due 8/15/11          26,875
      25,000 CONMED Corp., 9.000% due 3/15/08                           25,875
     225,000 Continental Mortgage Home Equity Loan Trust, 8.500%
              due 4/25/29                                              139,500
     100,000 Cox Communications Inc., Notes, 7.750% due 11/1/10        107,147
      50,000 Crown Castle International Corp., Sr. Notes, 10.750%
              due 8/1/11                                                38,750
             CSC Holdings, Inc., Sr. Sub. Debentures:
      75,000  9.875% due 2/15/13                                        58,125
      25,000  10.500% due 5/15/16                                       19,625
      50,000 CSK Auto Inc., 12.000% due 6/15/06                         53,250
      74,127 Delta Funding NIM, Series 2000-1, Home Equity Loan
              Trust, 12.500% due 11/26/30 (a)                           74,127
      50,000 Devon Financing Corp., 6.875% due 9/30/11                  55,581
      25,000 Dominion Fiber Ventures LLC, Secured Notes, 7.050% due
              3/15/05 (a)                                               23,785
             EchoStar DBS Corp., Sr. Notes:
      50,000  9.125% due 1/15/09                                        49,625
      50,000  9.375% due 2/1/09                                         50,250


                      See Notes to Financial Statements.


      22 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

    FACE
   AMOUNT                          SECURITY                           VALUE
 -----------------------------------------------------------------------------
 United States -- 65.1% (continued)
 $   25,000 Extendicare Health Service Inc., Sr. Notes, 9.500% due
             7/1/10 (a)                                             $   24,625
     25,000 Fedders North America, Inc., 9.375% due 8/15/07             18,875
  1,250,000 Federal Home Loan Mortgage Corp., Gold, 6.000% due
             11/1/29 (c)                                             1,286,328
            Federal National Mortgage Association:
  1,000,000  6.500% due 11/1/30 (c)                                  1,036,250
  3,000,000  7.000% due 11/1/32 (c)                                  3,135,000
     50,000 Felcor Lodging Ltd. Partnership, 8.500% due 6/1/11          46,625
     50,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08     46,250
     25,000 Fleming Cos. Inc., 10.125% due 4/1/08                       21,375
     25,000 Flowserve Corp., 12.250% due 8/15/10                        26,625
     25,000 Ford Motor Co., Notes, 7.450% due 7/16/31                   19,147
     25,000 Ford Motor Credit Corp., Notes, 7.250% due 10/25/11         21,879
     25,000 Forest Oil Corp., Sr. Notes, 8.000% due 6/15/08             26,625
    100,000 G-Force cdo, Ltd., Series 2002-1A, 2.714% due
             6/25/37 (a)                                                99,450
     35,000 The Gap Inc., Notes, 8.800% due 12/15/08                    35,700
    125,000 General Electric Capital Corp., Notes, Series MTNA,
             6.800% due 11/1/05                                        137,851
     50,000 Georgia Pacific Corp., Notes, 7.500% due 5/15/06            44,039
            Global Crossing Holdings Ltd.:
     10,000  9.125% due 11/15/06 (d)                                       200
     55,000  9.625% due 5/15/08 (d)                                      1,100
    100,000 The Goldman Sachs Group Inc., Notes, 6.600% due 1/15/12    108,874
     25,000 Graphic Packaging Corp., 8.625% due 2/15/12                 26,063
    360,000 Green Tree Home Equity Loan Trust, 7.880% due 9/15/30      391,766
     25,000 Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07                25,625
     25,000 Guitar Center Management, Inc., Sr. Notes, 11.000% due
             7/1/06                                                     25,375
     50,000 Harrah's Operating Co., Inc., 7.875% due 12/15/05           53,063
     50,000 HCA Inc., Notes, 6.910% due 6/15/05                         52,558
     50,000 HMH Properties, Inc., Sr. Notes, Series C, 8.450% due
             12/1/08                                                    48,250
     25,000 Hollinger International Publishing Inc., 9.250% due
             2/1/06                                                     25,250
     50,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08             46,750
     50,000 Horseshoe Gaming Holding Corp., Series B, 8.625% due
             5/15/09                                                    52,875
    200,000 Household Finance Corp., Notes, 8.000% due 7/15/10         187,487
     40,000 IASIS Healthcare Corp., 13.000% due 10/15/09                41,000
     25,000 Icon Health & Fitness Inc., 11.250% due 4/1/12 (a)          22,625
     25,000 InSight Health Services Corp., Series B, 9.875% due
             11/1/11                                                    24,375
     25,000 Insight Midwest, Sr. Notes, 10.500% due 11/1/10             21,750
     50,000 Iron Mountain Inc., 8.125% due 5/15/08                      51,500
     50,000 ISP Chemco Inc., Series B, 10.250% due 7/1/11               51,000
    250,000 J.P. Morgan Chase Commercial Mortgage, Series
             2001-CIBC, Class A2, 6.001% due 3/15/33                   273,507
     50,000 Jefferson Smurfit Corp., Sr. Notes, 8.250% due
             10/1/12 (a)                                                51,500
     25,000 L-3 Communications Corp., 7.625% due 6/15/12                26,000
    150,000 LB Commercial Conduit Mortgage Trust, Series
             1999-C1, Class A2, 6.780% due 6/15/31                     170,422


                      See Notes to Financial Statements.


      23 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

    FACE
   AMOUNT                           SECURITY                            VALUE
--------------------------------------------------------------------------------
United States -- 65.1% (continued)
  $   35,000 Levi Strauss & Co., Notes, 6.800% due 11/1/03            $   34,125
      50,000 LIN Television Corp., 8.000% due 1/15/08                     52,750
      50,000 Magnum Hunter Resources, Inc., 9.600% due 3/15/12            52,750
      25,000 Mail-Well I Corp., Series B, 8.750% due 12/15/08             10,125
      25,000 Mediacom Broadband LLC, 11.000% due 7/15/13                  21,750
      50,000 MGM MIRAGE, Inc., 9.750% due 6/1/07                          55,250
     100,000 Morgan Stanley, Notes, 6.600% due 4/1/12                    108,868
      25,000 Motorola, Inc., Sr. Notes, 8.000% due 11/1/11                24,636
     125,000 Nextel Communications, Sr. Notes, 9.375% due 11/15/09       107,813
      25,000 NextMedia Operating, Inc., 10.750% due 7/1/11                24,906
      25,000 NMHG Holding Co., 10.000% due 5/15/09                        24,750
      50,000 Nortek, Inc., Sr. Notes, Series B, 8.875% due 8/1/08         48,750
      25,000 North Atlantic Trading Co., Series B, 11.000% due
              6/15/04                                                     24,656
      15,000 Noveon Inc., Series B, 11.000% due 2/28/11                   16,125
             NTL Communications Corp., Sr. Notes:
      10,000  Series A, 12.750% due 4/15/05 (d)                              750
              Series B:
      60,000    11.500% due 2/1/06 (d)                                     4,500
      25,000    Step bond to yield 33.880% due 4/1/08 (d)                  1,688
      30,000  Step bond to yield 34.122% due 10/1/08 (d)                   1,800
      40,000 Ocean Energy, Series B, 8.375% due 7/1/08                    42,200
      25,000 OM Group, Inc., 9.250% due 12/15/11                           9,875
      50,000 P&L Coal Holdings Corp., Series B, 9.625% due 5/15/08        52,750
      50,000 Park Place Entertainment Corp., Sr. Sub. Notes, 8.125%
              due 5/15/11                                                 50,625
      25,000 PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750%
              due 11/1/11                                                 26,625
      25,000 Pioneer Natural Resources Co., 9.625% due 4/1/10             29,336
             Plastipak Holdings Inc.:
      25,000  10.750% due 9/1/11                                          26,031
      25,000  Sr. Notes, 10.750% due 9/1/11 (a)                           26,031
      50,000 Playtex Products, Inc., 9.375% due 6/1/11                    53,500
      25,000 Pride International Inc., Sr. Notes, 10.000% due 6/1/09      27,063
      75,000 Qwest Capital Funding Inc., Notes, 8.875% due 3/15/12
              (a)                                                         68,625
      50,000 R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08        52,250
      25,000 Radio One, Inc., Series B, 8.875% due 7/1/11                 26,813
      25,000 Radnor Holdings Corp., Sr. Notes, 10.000% due 12/1/03        21,125
     200,000 Republic Technologies International, LLC, 13.750% due
              7/15/09 (d)                                                  9,000
      50,000 Rite Aid Corp., 11.250% due 7/1/08                           35,500
      50,000 Riverwood International Co., 10.625% due 8/1/07              52,500
     125,000 Safeway Inc., Debentures, 7.250% due 2/1/31                 137,122
      25,000 Saks Inc., 9.875% due 10/1/11                                24,750
      25,000 Sealy Mattress Co., Series B, step bond to yield
              12.732% due 12/15/07                                        23,000
      60,000 Sears Roebuck Acceptance Corp., Bonds, 7.000% due
              6/1/32                                                      50,170
      25,000 Sitel Corp., 9.250% due 3/15/06                              22,375
      25,000 Smithfield Foods, Inc., Sr. Notes, Series B, 8.000%
              due 10/15/09                                                25,250


                      See Notes to Financial Statements.


      24 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002



            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

   FACE
  AMOUNT                          SECURITY                            VALUE
-------------------------------------------------------------------------------
United States -- 65.1% (continued)
           Spectrasite Holdings Inc.:
$   25,000  Sr. Discounted Notes, step bond to yield 29.789% due
              7/15/08                                               $    4,750
    15,000  Sr. Notes, Series B, 10.750% due 3/15/10 (d)                 3,300
           Sprint Capital Corp.:
    50,000  6.875% due 11/15/28                                         33,232
    75,000  8.750% due 3/15/32                                          57,174
   200,000  Notes, 8.375% due 3/15/12                                  168,569
    25,000 Starwood Hotels & Resorts Worldwide, Inc., Notes,
            7.875% due 5/1/12 (a)                                       24,063
    50,000 Station Casinos, Inc., Sr. Sub. Notes, 9.875% due
            7/1/10                                                      54,125
    25,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11      25,875
    16,000 TeleCorp PCS, Inc., 10.625% due 7/15/10                      15,760
    55,000 TeleWest Communication PLC, Sr. Discount Notes, step
            bond to yield 23.448% due 2/1/10                             4,675
    25,000 Terex Corp., Series B, 10.375% due 4/1/11                    22,750
    75,000 Time Warner Inc., 6.625% due 5/15/29                         61,164
    50,000 Tommy Hilfiger U.S.A., Inc., 6.850% due 6/1/08               46,025
    50,000 Triad Hospitals Inc., Series B, 8.750% due 5/1/09            53,250
    25,000 Trimas Corp., 9.875% due 6/15/12 (a)                         23,625
   400,000 U.S. Treasury Bonds, 6.250% due 5/15/30 (e)                 464,734
           U.S. Treasury Notes:
   200,000  4.375% due 5/15/07                                         214,460
 1,000,000  3.250% due 8/15/07                                       1,018,203
   250,000  5.625% due 5/15/08 (e)                                     282,997
 2,500,000  4.875% due 2/15/12 (e)                                   2,696,423
    25,000 UCAR Finance Inc., 10.250% due 2/15/12                       16,875
    50,000 Unisys Corp., Sr. Notes, 8.125% due 6/1/06                   51,250
    50,000 United Industries Corp., Sr. Sub. Notes, Series B,
            9.875% due 4/1/09                                           49,875
           United Pan-Europe Communications N.V., Series B:
            Sr. Discounted Notes:
    50,000    Step bond to yield 49.323% due 11/1/09                     1,250
    30,000    Step bond to yield 40.527% due 2/1/10                        750
            Sr. Notes:
    25,000    11.250% due 2/1/10 (d)                                     1,000
    25,000    11.500% due 2/1/10 (d)                                     1,000
   189,945 US Airways, Inc., Pass Through Certificates, Series
            003G, 7.890% due 3/1/19+                                   196,655
    25,000 Vanguard Health Systems, 9.750% due 8/1/11                   23,750
    25,000 Venetian Casino Resort LLC, Second
            Mortgage, 11.000% due 6/15/10 (a)                           25,750
    50,000 Viacom Inc., 6.625% due 5/15/11                              55,346
    25,000 Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due
            6/30/09                                                     25,812
   200,000 Washington Mutual Finance Corp., Sr. Notes, 6.875% due
            5/15/11                                                    218,917
    50,000 Western Gas Resources, Inc., 10.000% due 6/15/09             52,750


                      See Notes to Financial Statements.


      25 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

   FACE
  AMOUNT                           SECURITY                            VALUE
--------------------------------------------------------------------------------
United States -- 65.1% (continued)
$    25,000 Westport Resources Corp., 8.250% due 11/1/11            $    26,062
     50,000 The Williams Cos., Inc., Notes, Series A, 6.750% due
             1/15/06                                                     30,750
     25,000 Winsloew Furniture, Inc., Series B, 12.750% due 8/15/07      19,875
     40,000 World Color Press, Inc., Sr. Sub. Notes, 8.375% due
             11/15/08                                                    41,053
     75,000 Yell Finance B.V., Sr. Notes, 10.750% due 8/1/11             75,375
-------------------------------------------------------------------------------
                                                                     17,924,804
-------------------------------------------------------------------------------
            TOTAL BONDS (Cost -- $20,898,836)                        20,629,412
-------------------------------------------------------------------------------

  SHARES                           SECURITY                            VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
        323 Pillowtex Corp. (f) (Cost -- $262,809)                          194
-------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
        250 CSC Holdings Inc., Series H, 11.750% due 10/1/07
             (Cost -- $22,438)                                           14,563
-------------------------------------------------------------------------------

 WARRANTS                          SECURITY                            VALUE
--------------------------------------------------------------------------------
WARRANTS (f) -- 0.0%
      1,701 Pillowtex Corp., Expire 11/24/09                                221
        200 Republic Technologies International, LLC, Expire
             7/15/09                                                          2
        200 Winsloew Furniture, Inc., Expire 8/15/07                      2,100
-------------------------------------------------------------------------------
            TOTAL WARRANTS (Cost -- $3,535)                               2,323
-------------------------------------------------------------------------------
            SUB-TOTAL INVESTMENTS (Cost -- $21,187,618)              20,646,492
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      26 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


            SALOMON BROTHERS STRATEGIC TOTAL RETURN BOND PORTFOLIO

    FACE
   AMOUNT                          SECURITY                            VALUE
 ------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS -- 25.0%
 $4,833,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02;
             Proceeds at maturity -- $4,833,248; (Fully
             collateralized by Federal Home Loan Mortgage Corp.
             Discount Notes and Federal National Mortgage
             Association Discount Notes, 0.000% due 1/29/03 to
             4/30/03; Market value -- $4,929,661)                   $ 4,833,000
  2,056,000 Morgan Stanley, 1.800% due 11/1/02; Proceed at
             maturity -- $2,056,102; (Fully collateralized by U.S.
             Treasury Inflation-Indexed Notes and Strips, 0.000%
             to 11.750% due 1/15/11 to 2/25/26;
             Market value -- $2,155,938) (e)                          2,056,000
 -----------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENTS (Cost -- $6,889,000)          6,889,000
 -----------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $28,076,618**)       $27,535,492
 -----------------------------------------------------------------------------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Convertible bonds exchangeable for shares of common stock.
(c) Security is issued on a "to-be-announced basis" (See Note 10).
(d) Security is currently in default.
(e) All or a portion of this security has been segregated for "to-be-announced" trades (See Note 10).
(f) Non-income producing security.
 + On August 11, 2002, the company filed for bankruptcy.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  FLIRB -- Front Loaded Interest Reduction Bond.
  IRB    -- Interest Reduction Bond.


                      See Notes to Financial Statements.


      27 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2002


                                                Smith Barney  Salomon Brothers
                                               International  Strategic Total
                                               All Cap Growth   Return Bond
                                                 Portfolio       Portfolio
 -----------------------------------------------------------------------------
 ASSETS:
  Investments, at value (Cost -- $194,480,439
    and $21,187,618, respectively)              $171,046,179    $20,646,492
  Repurchase agreements, at value
    (Cost -- $717,000 and $6,889,000,
    respectively)                                    717,000      6,889,000
  Foreign currency, at value
    (Cost -- $269,976)                               269,971             --
  Cash                                                   381            556
  Collateral for securities on loan (Note 8)       9,964,770             --
  Dividends and interest receivable                  313,400        286,878
  Receivable for securities sold                     196,209         50,281
  Receivable for Fund shares sold                    189,968         32,115
  Receivable for open forward currency
    contracts (Note 4)                                   216             --
  Other assets                                        23,854             --
 ----------------------------------------------------------------------------
  Total Assets                                   182,721,948     27,905,322
 ----------------------------------------------------------------------------
 LIABILITIES:
  Payable for securities on loan (Note 8)          9,964,770             --
  Payable for Fund shares purchased                2,450,172             --
  Management fees payable                            123,514         23,014
  Payable for securities purchased                        --      6,706,495
  Accrued expenses                                   116,514         26,168
 ----------------------------------------------------------------------------
  Total Liabilities                               12,654,970      6,755,677
 ----------------------------------------------------------------------------
 Total Net Assets                               $170,066,978    $21,149,645
 ----------------------------------------------------------------------------
 NET ASSETS:
  Par value of capital shares                   $        194    $        21
  Capital paid in excess of par value            256,942,161     23,857,432
  Undistributed net investment income                914,486        871,505
  Accumulated net realized loss from security
    transactions and foreign currencies          (64,365,469)    (3,038,187)
  Net unrealized depreciation of investments
    and foreign currencies                       (23,424,394)      (541,126)
 ----------------------------------------------------------------------------
 Total Net Assets                               $170,066,978    $21,149,645
 ----------------------------------------------------------------------------
 Shares Outstanding                               19,363,681      2,087,120
 ----------------------------------------------------------------------------
 Net Asset Value                                       $8.78         $10.13
 ----------------------------------------------------------------------------


                      See Notes to Financial Statements.


      28 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2002


                                                 Smith Barney  Salomon Brothers
                                                International  Strategic Total
                                                All Cap Growth   Return Bond
                                                  Portfolio       Portfolio
 ------------------------------------------------------------------------------
 INVESTMENT INCOME:
  Dividends                                      $  3,330,731     $    1,469
  Interest                                            199,146      1,079,255
  Less: Foreign withholding tax                      (306,481)            --
 ----------------------------------------------------------------------------
  Total Investment Income                           3,223,396      1,080,724
 ----------------------------------------------------------------------------
 EXPENSES:
  Management fees (Note 2)                          2,045,143        137,716
  Custody                                             102,933         39,074
  Shareholder communications                           61,136          4,603
  Audit and legal                                      33,812         24,944
  Shareholder and system servicing fees                16,893          4,707
  Directors' fees                                       6,263          3,268
  Other                                                 6,107          2,799
 ----------------------------------------------------------------------------
  Total Expenses                                    2,272,287        217,111
 ----------------------------------------------------------------------------
 Net Investment Income                                951,109        863,613
 ----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES
 3 AND 4):
  Realized Gain (Loss) From:
    Securities transactions (excluding
     short-term securities)                       (13,614,547)        16,812
    Foreign currency transactions                     (36,490)         7,717
 ----------------------------------------------------------------------------
  Net Realized Gain (Loss)                        (13,651,037)        24,529
 ----------------------------------------------------------------------------
  Change in Net Unrealized Depreciation From:
    Security transactions                         (30,635,126)      (246,999)
    Foreign currency transactions                      14,361          2,540
 ----------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation         (30,620,765)      (244,459)
 ----------------------------------------------------------------------------
 Net Loss on Investments and Foreign
  Currencies                                      (44,271,802)      (219,930)
 ----------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From
  Operations                                     $(43,320,693)    $  643,683
 ----------------------------------------------------------------------------


                      See Notes to Financial Statements.


      29 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS



                                                For the Years Ended October 31,
Smith Barney
International All Cap Growth Portfolio                 2002           2001
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                            $     951,109  $   1,056,750
 Net realized loss                                  (13,651,037)   (38,762,949)
 Increase in net unrealized depreciation            (30,620,765)  (126,440,709)
------------------------------------------------------------------------------
 Decrease in Net Assets From Operations             (43,320,693)  (164,146,908)
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                               (1,049,300)            --
------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                      (1,049,300)            --
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
 Net proceeds from sale of shares                   604,439,911    863,944,684
 Net assets of shares issued in connection with
   the transfer of Travelers Series Fund
   Inc. -- Smith Barney Pacific Basin Portfolio
   (Note 13)                                                 --      8,836,615
 Net asset value of shares issued for
   reinvestment of dividends                          1,049,300             --
 Cost of shares reacquired                         (634,627,288)  (927,157,197)
------------------------------------------------------------------------------
 Decrease in Net Assets From Fund Share
   Transactions                                     (29,138,077)   (54,375,898)
------------------------------------------------------------------------------
Decrease in Net Assets                              (73,508,070)  (218,522,806)
NET ASSETS:
 Beginning of year                                  243,575,048    462,097,854
------------------------------------------------------------------------------
 End of year*                                     $ 170,066,978  $ 243,575,048
------------------------------------------------------------------------------
* Includes undistributed net investment income
 of:                                                   $914,486     $1,049,167
------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      30 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                               For the Years Ended October 31,
Salomon Brothers Strategic Total Return Bond
Portfolio                                                2002         2001
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $   863,613  $ 1,039,178
 Net realized gain (loss)                                 24,529      (93,836)
 (Increase) decrease in net unrealized depreciation     (244,459)     961,985
-----------------------------------------------------------------------------
 Increase in Net Assets From Operations                  643,683    1,907,327
-----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                  (956,847)  (1,140,899)
-----------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                         (956,847)  (1,140,899)
-----------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 14):
 Net proceeds from sale of shares                     10,242,369    2,880,298
 Net asset value of shares issued for reinvestment
   of dividends                                          956,847    1,140,899
 Cost of shares reacquired                            (7,554,055)  (6,473,558)
-----------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From
   Fund Share Transactions                             3,645,161   (2,452,361)
-----------------------------------------------------------------------------
Increase (Decrease) in Net Assets                      3,331,997   (1,685,933)
NET ASSETS:
 Beginning of year                                    17,817,648   19,503,581
-----------------------------------------------------------------------------
 End of year*                                        $21,149,645  $17,817,648
-----------------------------------------------------------------------------
* Includes undistributed net investment income of:      $871,505     $956,983
-----------------------------------------------------------------------------


                      See Notes to Financial Statements.


      31 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney International All Cap Growth Portfolio and Salomon Brothers Strategic Total Return Bond Portfolio, formerly known as Salomon Brothers Strategic Bond Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, MFS Total Return, Putnam Diversified Income, Smith Barney High Income, Smith Barney Large Cap Value, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Travelers Managed Income, Van Kampen Enterprise, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices in the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and listed securities for which no sales price was reported on that date are valued at the mean between the bid and asked prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-


     32    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders
dividend date; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In addition, the yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social, economic or diplomatic changes may have disruptive effects on market prices of investments held by the Portfolios. The Portfolios' investment in non-dollar-denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.


     33    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Salomon Brothers Strategic Total Return Bond Portfolio ("Portfolio") to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio adopted this requirement November 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended, October 31, 2002, interest income decreased by $16,977, net realized gain increased by $12,764 and change in net unrealized depreciation of investments decreased by $4,213. In addition, the Portfolio recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $12,725.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney International
All Cap Growth Portfolio ("SBIACG"). SBIACG pays SBFM a management fee calculated at the annual rate of 0.90% of its average daily net assets. In addition, Travelers Investment Adviser, Inc., ("TIA"), an affiliate of SBFM, acts as the investment manager of the Salomon Brothers Strategic Total Return Bond Portfolio ("SBSTRB"). SBSTRB pays TIA a management fee calculated at an annual rate of 0.80% of its average daily net assets. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc. ("SaBAM"). Pursuant to the sub-advisory agreement, SaBAM is responsible for the day-to-day portfolio operations and investment decisions for SBSTRB and is compensated for such services. TIA pays SaBAM a monthly fee calculated at an annual rate of 0.375% of the average daily net assets of SBSTRB.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size


     34    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders
and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

During the year ended October 31, 2002, Salomon Smith Barney Inc., another subsidiary of SSBH, received brokerage commissions in the amount of $5,055 from SBIACG.

Most of the officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

For the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     SBIACG      SBSTRB
--------------------------------------------------------------------------
Purchases                                          $60,405,316 $68,604,485
--------------------------------------------------------------------------
Sales                                               89,188,157  65,515,952
--------------------------------------------------------------------------

At October 31, 2002, the gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                   SBIACG        SBSTRB
--------------------------------------------------------------------------
Gross unrealized appreciation                   $ 17,212,657  $   600,788
Gross unrealized depreciation                    (40,687,074)  (1,191,688)
--------------------------------------------------------------------------
Net unrealized depreciation                     $(23,474,417) $  (590,900)
--------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

At October 31, 2002, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts. The unrealized gain on the contracts is reflected as follows:

Smith Barney International All Cap Growth Portfolio
                        Local          Market       Settlement Unrealized
Foreign Currency       Currency        Value           Date       Gain
-------------------------------------------------------------------------
  To Sell:
  Japanese Yen        24,087,606      $196,209       11/6/02      $216
-------------------------------------------------------------------------


     35    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

At October 31, 2002, SBSTRB did not hold any open forward foreign currency contracts.

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolios' basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Portfolios did not hold any futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transaction, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transactions are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolios did not hold any purchased call or put option contracts.


     36    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain equal to the amount of the premium received. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 2002, the Portfolios did not enter into any written covered call or put option contracts.

7. Reverse Repurchase Agreements

SBSTRB may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by SBSTRB of securities that it holds with an agreement by SBSTRB to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by SBSTRB may decline below the repurchase price of the securities. SBSTRB will establish a segregated account with its custodian, in which SBSTRB will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended October 31, 2002, SBSTRB did not enter into any reverse repurchase agreements.


     37    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

8. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 2002, SBIACG loaned common stocks having a market value of $9,510,024. SBIACG received cash collateral amounting to $9,964,770 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio.

At October 31, 2002, SBSTRB did not have any securities on loan.

Income earned by the Portfolios from securities loaned for the year ended October 31, 2002, was as follows:

------------------------------------------------------------------------
SBIACG                                                          $115,964
------------------------------------------------------------------------
SBSTRB                                                             1,094
------------------------------------------------------------------------

9. Portfolio Concentration

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.


     38    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counter-parties to meet the terms of their contracts.

10. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At October 31, 2002, SBSTRB held three TBA securities with a total cost of $5,453,594. At October 31, 2002, SBIACG did not hold any TBA securities.

11.Capital Loss Carryforward

At October 31, 2002, the Portfolios had capital loss carryforwards available to offset future realized capital gains, if any, for Federal income tax purposes of approximately $64,325,000 and $3,005,000 for SBIACG and SBSTRB, respectively. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed:

The amounts and expiration of the carryforward losses are indicated below. Expiration occurs on October 31 of the year indicated:

Portfolio                          2006       2007      2008      2009        2010
--------------------------------------------------------------------------------------
SBIACG                          $5,750,000 $6,247,000       -- $38,754,000 $13,574,000
--------------------------------------------------------------------------------------
SBSTRB                             852,000  1,153,000 $938,000      42,000      20,000
--------------------------------------------------------------------------------------


     39    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

12.Income Tax Information and Distributions to Shareholders

At October 31, 2002 the tax basis components of distributable earnings were:

                                             SBIACG        SBSTRB
            --------------------------------------------------------
            Undistributed ordinary income $    914,486  $   888,443
            --------------------------------------------------------
            Accumulated capital losses     (64,325,095)  (3,005,351)
            --------------------------------------------------------
            Unrealized depreciation        (23,464,767)    (590,900)
            --------------------------------------------------------

The difference between book basis and tax basis unrealized depreciation is attributable primarily to wash sale loss deferrals and other mark to market holdings.

The tax character of distributions paid during the year ended October 31, 2002 was:

                                        SBIACG    SBSTRB
                      -----------------------------------
                      Ordinary income $1,049,300 $956,847
                      -----------------------------------

13.Transfer of Net Assets

On April 27, 2001, the Smith Barney International All Cap Growth Portfolio ("Portfolio") acquired the assets and liabilities of the Travelers Series Fund Inc. -- Smith Barney Pacific Basin Portfolio ("SBPB") pursuant to a plan of reorganization approved by SBPB shareholders. Total shares issued by the Portfolio, the total net assets of SBPB and the total net assets of the Portfolio on the date of the transfer are as follows:

                              Shares Issued   Total Net Assets Total Net Assets
Acquired Portfolio           by the Portfolio   of the SBPB    of the Portfolio
-------------------------------------------------------------------------------
SBPB                             595,459         $8,836,615      $353,256,799
-------------------------------------------------------------------------------

Total net assets of the Portfolio immediately after the transfer were $362,093,414. The transaction was structured to qualify as taxable reorganization under the Internal Revenue Code of 1986, as amended.


     40    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

14.Capital Shares

At October 31, 2002, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                                 Year Ended       Year Ended
                                              October 31, 2002 October 31, 2001
-------------------------------------------------------------------------------
Smith Barney International All Cap Growth Portfolio
Shares sold                                      57,913,258       61,204,051
Net asset value of shares issued in
 connection with transfer of Travelers
 Series Fund Inc. -- Smith Barney Pacific
 Basin Portfolio                                         --          595,459
Shares issued on reinvestment                       121,870               --
Shares reacquired                               (60,467,175)     (64,952,056)
-------------------------------------------------------------------------------
Net Decrease                                     (2,432,047)      (3,152,546)
-------------------------------------------------------------------------------
Salomon Brothers Strategic Total Return Bond Portfolio
Shares sold                                         986,807          286,427
Shares issued on reinvestment                        95,020          115,592
Shares reacquired                                  (730,344)        (638,432)
-------------------------------------------------------------------------------
Net Decrease (Increase)                             351,483         (236,413)
-------------------------------------------------------------------------------


     41    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney International
All Cap Growth Portfolio                   2002/(1)/ 2001/(1)/ 2000/(1)/  1999     1998
-----------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                         $ 11.18    $18.52    $16.92   $12.60  $13.23
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.04      0.05      0.02     0.02    0.05
  Net realized and unrealized gain (loss)    (2.39)    (7.39)     1.71     4.35   (0.68)
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.35)    (7.34)     1.73     4.37   (0.63)
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.05)       --     (0.13)   (0.05)     --
-----------------------------------------------------------------------------------------
Total Distributions                          (0.05)       --     (0.13)   (0.05)     --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  8.78    $11.18    $18.52   $16.92  $12.60
-----------------------------------------------------------------------------------------
Total Return                                (20.97)%  (39.63)%   10.18%   34.73%  (4.76)%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $170      $244      $462     $309    $224
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.00%     1.00%     0.98%    1.00%   1.00%
  Net investment income                       0.42      0.31      0.11     0.16    0.37
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         27%       22%       15%      36%     34%
-----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


     42    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Salomon Brothers Strategic
Total Return Bond Portfolio                     2002/(1)/ 2001/(1)/ 2000/(1)/   1999     1998
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                              $10.27    $ 9.89    $10.22   $10.97   $12.52
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.51      0.58      0.81     0.75     0.84
  Net realized and unrealized gain (loss)/(2)/    (0.17)     0.48     (0.37)   (0.85)   (1.09)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.34      1.06      0.44    (0.10)   (0.25)
-----------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.48)    (0.68)    (0.77)   (0.65)   (0.66)
  Net realized gains                                 --        --        --       --    (0.64)
-----------------------------------------------------------------------------------------------
Total Distributions                               (0.48)    (0.68)    (0.77)   (0.65)   (1.30)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $10.13    $10.27    $ 9.89   $10.22   $10.97
-----------------------------------------------------------------------------------------------
Total Return                                       3.36%    10.99%     4.34%   (0.96)%  (2.50)%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $21       $18       $20      $23      $28
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income/(2)/                       4.95%     5.69%     7.93%    6.43%    7.31%
  Interest expense                                   --      0.08        --       --       --
  Other expenses                                   1.24      1.15      0.98     1.13     1.03
  Total expenses                                   1.24      1.23      0.98     1.13     1.03
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             385%      448%       54%     135%     280%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended October 31, 2002, those amounts would have been $0.52, $0.18 and 5.04% for the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


     43    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney International All Cap Growth and Salomon Brothers Strategic Total Return Bond Portfolios ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                             /s/ KPMG LLP

New York, New York
December 11, 2002


     44    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                   Number of
                                   Term of                        Portfolios
                                 Office* and      Principal         in Fund           Other
                     Position(s)  Length of     Occupation(s)       Complex       Directorships
Name, Address         Held with     Time         During Past       Overseen          Held by
and Age                 Fund       Served        Five Years       by Director       Director
----------------------------------------------------------------------------------------------------
Non-Interested Directors:
A.E. Cohen            Director      Since    Consultant to Chugai     17      Director of Agouron
444 Madison Avenue                   1996    Pharmaceutical                   Pharmaceuticals, Inc.,
New York, NY 10022                           Co. Ltd.                         Akzo Nobel NV,
Age 65                                                                        Teva Pharmaceutical
                                                                              Inc., Ltd., Chugai
                                                                              Pharmaceutical Co.
                                                                              Ltd., Pharmaceutical
                                                                              Product
                                                                              Development, Inc.
                                                                              and Axonyx Inc.;
                                                                              Chairman of
                                                                              Vasomedical, Inc.,
                                                                              Neurobiological
                                                                              Technologies Inc.
                                                                              and Kramex
                                                                              Corporation

Robert A. Frankel     Director      Since    Managing Partner of      24      None
8 John Walsh Blvd.                   1999    Robert A. Frankel
Peekskill, NY 10566                          Managing
Age 74                                       Consultants; Former
                                             Vice President of
                                             The Readers Digest
                                             Association, Inc.

Michael E. Gellert    Director      Since    General Partner of       19      Director of Dalet
122 East 42nd Street                 1999    Windcrest Partners,              S.A., Devon Energy
New York, NY 10168                           a venture capital                Corp., High Speed
Age 70                                       firm                             Access Corp.,
                                                                              Human, Inc.,
                                                                              SEACOR Smit, Inc.
                                                                              and Six Flags, Inc.

Rainer Greeven        Director      Since    Attorney, Rainer         17      Director of
630 5th Avenue                       1994    Greeven PC                       Continental
New York, NY 10111                                                            Container Corp.
Age 65

Susan M. Heilbron     Director      Since    Owner/Consultant         17      Director of National
P.O. Box 557                         1994    of Lacey & Heilbron,             Multiple Sclerosis
Chilmark, MA 02535                           a public relations               Society, New York
Age 57                                       firm                             City Chapter


     45    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                                                        Number of
                                               Term of                                 Portfolios
                                             Office* and           Principal             in Fund        Other
                             Position(s)      Length of          Occupation(s)           Complex    Directorships
Name, Address                 Held with         Time              During Past           Overseen       Held by
and Age                         Fund           Served             Five Years           by Director    Director
------------------------------------------------------------------------------------------------------------------
Interested Directors:
R. Jay Gerken               Chairman,           Since     Managing Director                226          None
SSB                         President and        2002     of Salomon Smith
399 Park Avenue             Chief                         Barney Inc. ("SSB")
4th Floor                   Executive
New York, NY 10022          Officer
Age 51
--------
* Directors are elected until the Fund's next annual meeting and until their successors are elected and qualified.
Officers:

Lewis E. Daidone            Senior Vice         Since     Managing Director                N/A          N/A
SSB                         President and        2000     of SSB; Chief
125 Broad Street            Chief                         Financial Officer and
11th Floor                  Administrative                Treasurer of mutual
New York, NY 10004          Officer                       funds affiliated with
Age 45                                                    Citigroup Inc.;
                                                          Director and Senior
                                                          Vice President of
                                                          Smith Barney Fund
                                                          Management LLC
                                                          ("SBFM") and
                                                          Travelers Investment
                                                          Adviser, Inc. ("TIA")

Richard L. Peteka           Chief               Since     Director of SSB                  N/A          N/A
SSB                         Financial            2002
125 Broad Street            Officer and
11th Floor                  Treasurer
New York, NY 10004
Age 41

Jeffery J. Russell          Vice President      Since     Managing Director                N/A          N/A
SSB                         and                  1994     of SSB
399 Park Avenue             Investment
4th Floor                   Officer
New York, NY 10022
Age 44

Peter J. Wilby, CFA         Vice President      Since     Managing Director                N/A          N/A
SSB                         and                  2000     of SSB
399 Park Avenue             Investment
4th Floor                   Officer
New York, NY 10022
Age 43

Kaprel Ozsolak              Controller          Since     Vice President of                N/A          N/A
SSB                                              2002     SSB
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor          Secretary           Since     Managing Director                N/A          N/A
SSB                                              2000     of SSB; General
300 First Stamford Place                                  Counsel and
Stamford, CT 06902                                        Secretary of SBFM
Age 51                                                    and TIA


     46    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)



The following October 31, 2002 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end:

   The total foreign sourced income received by SBIACG was $0.1720 per share (or a total amount of $3,330,731). The total amount of foreign taxes paid was $0.0158 per share (or a total amount of $306,481).

   A total of 6.76% of the ordinary dividends paid by SBSTRB from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


     47    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                TRAVELERS SERIES
                                   FUND INC.



           DIRECTORS                    INVESTMENT
           A.E. Cohen                   MANAGERS
           Robert A. Frankel            Smith Barney Fund
           Michael E. Gellert            Management LLC
           R. Jay Gerken, Chairman      Travelers Investment
           Rainer Greeven                Adviser, Inc.
           Susan M. Heilbron
                                        CUSTODIAN
           Victor K. Atkins, Emeritus   State Street Bank and
                                         Trust Company
           OFFICERS
           R. Jay Gerken                ANNUITY
           President and Chief          ADMINISTRATION
           Executive Officer            Travelers Annuity
                                         Investor Services
           Lewis E. Daidone             5 State House Square
           Senior Vice President        1 Tower Square
           and Chief Administrative     Hartford, Connecticut 06183
           Officer

           Richard L. Peteka
           Chief Financial Officer
           and Treasurer

           Jeffrey J. Russell
           Vice President

           Peter J. Wilby, CFA
           Vice President

           Kaprel Ozsolak
           Controller

           Christina T. Sydor
           Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney International All Cap Growth and Salomon Brothers Strategic Total Return Bond Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004




[LOGO] Salomon Smith Barney, A member of Citigroup

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0252 12/02
                                                                        02-4183

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                               SMITH BARNEY HIGH
                               INCOME PORTFOLIO

                              PUTNAM DIVERSIFIED
                               INCOME PORTFOLIO

              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]

R. Jay Gerken
R. JAY GERKEN
Chairman

Travelers Series
Fund Inc.

Dear Shareholder,
Enclosed herein is the annual report for the Travelers Series Fund
Inc. -- Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio ("Portfolio(s)") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow/1/. We hope you find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Travelers Series Fund Inc. replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.


       1 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Performance Update/2/
                 Performance of the Travelers Series Fund Inc.
                      for the Year Ended October 31, 2002
                       ---------------------------------
                  Smith Barney High Income Portfolio  (7.39)%
                  Putnam Diversified Income Portfolio  2.00

Market Review
An Unpredictable Year Drove Investors Toward Quality
Immediately following September 11, 2001, investors sought safety in high-quality bonds and shunned all risky investments. However, in the fourth quarter of 2001, investors were buoyed by evidence of economic strengthening, U.S. military success in Afghanistan and rising equity prices. Bonds with high quality ratings ended up having a turbulent quarter, marked by a sharp sell-off in November. U.S. high-yield bonds and emerging-markets bonds (except for trouble spots such as Argentina) had solid returns during the fourth quarter. In fact, it was the strongest quarterly performance for high-yield bonds in many years.

With renewed optimism to start 2002, U.S. investors, in particular, were blindsided by a wave of corporate scandals regarding many high profile companies. Each time, just as investors were catching their breath, it seemed that another well-known company was being accused of malfeasance. These scandals harmed already fragile investor confidence, causing the U.S. high-yield market to re-price lower.

The passing of the August 14th financial-certification deadline without additional surprises, a strong equity-market rally, forecasts of interest-rate cuts, a declining default rate, bargain hunters in search of oversold credits, and positive fund flows propelled the high-yield market higher in the final quarter of the Portfolios' fiscal year. However, investors remained cautious due to the lack of business spending, a nine-year low in consumer confidence, the possibility of war with Iraq and issue-specific credit problems.

--------
2The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolio(s).


       2 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

The economy was also unpredictable. In the first calendar quarter of 2002, many analysts were forecasting slow growth that would begin to pick up by midyear. In fact, sagging consumer confidence, continued rounds of layoffs and steep declines in the stock market, exemplified by an exceptionally poor third quarter in which the Dow Jones Industrial Average/3/ and the S&P 500 Index/4/ each lost more than 17%, resulted in a change in the forecast, calling for slow growth well into 2003.

While many had predicted in early 2002 that the U.S. Federal Reserve Board ("Fed") could raise rates sometime this year, by the end of the Portfolio's fiscal year, it appeared possible that the Fed could ease at least once more before beginning to tighten again. This belief was confirmed shortly after the period's end, on November 6, 2002, when the central bank reduced short-term rates by another half percentage point.

The result of this uncertainty and risk aversion has been a surging U.S. Treasury market that brought the yield on 10-year Treasury notes to the 3.60% to 3.65% range by the end of the fiscal period, a level not seen since the late 1950s.

Overall Bond Market
On balance, the year ended October 31, 2002 was a highly favorable period for the bond market. With significant volatility in the U.S. and foreign equity markets, concerns about global terrorism, corporate scandals in the United States and a cyclical economic slowdown causing lackluster profits, investors have flocked to bonds. Higher quality bonds have benefited the most, since nervous investors have generally avoided riskier investments. However, while the lower quality sectors have underperformed higher quality bonds, these sectors, such as high-yield corporate bonds and emerging-markets bonds/5/, still have generally outperformed equities by a large margin. By and large, investors who have diversified their portfolios into fixed-income securities during the past 12 months have been rewarded.

--------
3The Dow Jones Industrial Average is the price-weighted average of 30 actively traded blue-chip stocks traded on the New York Stock Exchange. Please note that an investor cannot invest directly in an index.
4The S&P 500 Index is a market-capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 5Foreign stocks are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets.


       3 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Market Outlook

U.S. High-Yield Debt
Going forward, we believe valuations in the market continue to appear attractive at yields in excess of 13.25%, yet we remain somewhat cautious as we believe that several factors could dampen positive momentum, including (i) high global default rates and credit-rating downgrades, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity, (v) further accounting scares and (vi) continued equity-market volatility.

Overall Bond Market
By the end of 2002, if current trends continue, bonds will have had three consecutive years of strong performance. Short-term interest rates are at lows not seen for nearly half a century, and may even be reduced further. The yield curve/6/ is extremely steep, meaning that there is a large difference between short-term and long-term yields. These trends suggest that the bond market is poised for change, and management believes the change will probably come in the form of higher bond yields. With the market in such a hair-trigger state, it probably would not take much more than a hint of stronger growth, greater optimism or a sustained rally in stocks to cause yields to rise. And, in fact, there was a sharp rise in yields in October as a result of an increase in optimism about the economy.

Historically, in such an environment, bonds with greater credit risk and higher coupons have tended to outperform higher quality, more interest-rate-sensitive bonds. High-yield bonds historically have performed well when the stock market and the economy are in recovery. Emerging-markets bonds also should outperform higher quality bonds if, as the managers believe, interest rates rise and the global economy begins to recover.

--------
6The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.


       4 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Thank you for your investment in the Travelers Series Fund Inc. -- Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R Jay Gerken
R. Jay Gerken
Chairman

December 2, 2002

The information provided in the following commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 13 through 62 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of October 31, 2002 and are subject to change.



       5 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Smith Barney High Income Portfolio
Investment Strategy
The Smith Barney High Income Portfolio ("Portfolio") primarily seeks high current income. The secondary objective is capital appreciation.

Performance Update
For the year ended October 31, 2002, the Portfolio returned negative 7.39%. In comparison, the Bear Stearns High Yield Index/1/ returned negative 4.72% for the same period.

Portfolio Manager Portfolio Overview
The Portfolio's performance was helped by its overweight position in consumer products and gaming and by its underweight position in wireline telecommunications, airlines and utilities. The Portfolio's performance was adversely affected, however, by overweight position in cable and towers. The Portfolio increased its exposure to wireline telecommunications and retail and reduced positions in utilities. In addition, the Portfolio added several higher quality investment-grade securities that traded down to attractive levels as many investment-grade holders sought to lower their exposure.

Portfolio Manager Portfolio Outlook
In light of anticipated market conditions, we are focusing on selected opportunities in the single-B sector that present a compelling risk/reward profile. In addition, we are pursuing selected opportunities in lower quality investment-grade and crossover (investment-grade/high-yield) bonds.

Putnam Diversified Income Portfolio
Investment Strategy
The Putnam Diversified Income Portfolio ("Portfolio") seeks high current income consistent with preservation of capital.

--------
1The Bear Stearns High Yield Index comprises securities across a wide spectrum of industries with at least one year to maturity. All fixed-income, non-convertible, dollar-denominated securities rated both BB+ and Ba1 or lower (split-rated crossover issues are not included) with outstanding par value of at least $100 million are included. Please note that an investor cannot invest directly in an index.


       6 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Performance Update
For the year ended October 31, 2002, the Portfolio returned 2.00%. In comparison, the primary benchmark, the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Bond Index")/2/, and the Salomon Smith Barney Non-U.S. World Government Bond Index -- Unhedged ("SSB Non-U.S. World Government Bond Index")/3/ returned 5.89% and 10.07%, respectively, for the same period.

Portfolio Manager Portfolio Overview
The Portfolio's multi-sector approach allows it to invest in high-yield corporate bonds, investment-grade corporate bonds, emerging-markets debt, foreign investment-grade bonds and high-quality U.S. government bonds such as U.S. Treasury securities and mortgage-backed securities ("MBS"). Over the reporting period, these sectors had mixed results for the reasons described earlier. The Portfolio has significant holdings in high-yield corporate bonds, which hurt overall performance and caused it to underperform its primary benchmark, the Lehman Aggregate Bond Index. Portfolio holdings in U.S. government securities and MBS, international bonds and emerging-markets bonds all helped boost returns during the period.

The Portfolio's NAV return was ahead of the J.P. Morgan Global High Yield Index/4/, which tracks high-yield bonds, but it lagged the SSB Non-U.S. World Government Bond Index, which tracks international government securities.

Management Emphasized High-Yield Bonds During the Fiscal Year
This two-year rally of the investment-grade bond market and the general feeling that the economy would begin to strengthen in 2002 caused the Portfolio's managers to believe that bonds with greater yield spreads/5/ over U.S. Treasuries would outperform in 2002. The high-yield market typically anticipates an economic recovery, and with a peak in default rates occurring in January 2002, it

--------
2 The Lehman Aggregate Bond Index is an unmanaged index composed of the Lehman
  Brothers Intermediate Government/Bond Index and the Mortgage-Backed Securities Index, and includes U.S. Treasury issues, federal-agency issues, corporate-bond issues and mortgage-backed securities. Please note that an investor cannot invest directly in an index.
3 The SSB Non-U.S. World Government Bond Index is an unmanaged index composed of foreign-government bonds. Please note that an investor cannot invest directly in an index.
4 The J.P. Morgan Global High Yield Index is an unmanaged index of global high-yield securities. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. Please note that an investor cannot invest directly in an index.
5 Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


       7 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders appeared that high-yield bonds were poised to have a strong year, especially given the strong performance this sector had in the fourth quarter of 2001. However, the high-yield rally never materialized; rather, it was eclipsed by sharp declines in the equity markets and general uncertainty and risk aversion among investors.

The remaining Portfolio sectors, including emerging markets, international developed markets and U.S. Treasury and mortgage-backed securities, delivered varied performances, depending on the level of risk attached to each sector.

Despite a difficult year for emerging markets, the Portfolio's holdings in this sector actually boosted performance. In particular, the Portfolio benefited from strong performance among its holdings in Russia, Bulgaria and Mexico, which have benefited from rising oil prices and greater economic stability.

In developed international markets, the Portfolio's holdings of government bonds and mortgage-backed securities performed well. The managers emphasized securities in Germany, the United Kingdom, Canada and Sweden. In addition, all non-U.S. dollar-denominated holdings benefited from a declining dollar during the fiscal year.

The Portfolio's U.S. investment-grade holdings, which included U.S. Treasuries and MBS, accounted for approximately one-quarter of total net assets as of the end of the period. These generally performed well during the year, with U.S. Treasury securities benefiting from the flight to quality and MBS benefiting from attractive yield spreads over U.S. Treasuries. There has been some concern that MBS yields may decline as a result of high refinancing rates, so the managers will continue to monitor this situation and take necessary action, such as trimming back the Portfolio's holdings, if appropriate.

Portfolio Manager Portfolio Outlook
In spite of the disappointing performance in the Portfolio's high-yield holdings, the managers remain confident in these bonds' potential and currently plan to continue to keep the Portfolio's weighting in them at its current level of approximately 50% of total net assets. This high-yield strategy is supported by a number of positive trends: yield spreads relative to U.S. Treasuries are widening; default rates, having peaked earlier in the year, are improving; and demand is growing. Many securities' yields are high, often exceeding 10%, and we believe there is potential for price appreciation. Finally, numerous large companies are now entering the high-yield universe, having been recently downgraded from investment-grade status. We feel many of these fallen angels have strong cash flows and manageable amounts of debt and offer attractive yields relative to their credit-risk profiles.


       8 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                      SMITH BARNEY HIGH INCOME PORTFOLIO


 HISTORICAL PERFORMANCE




                          Net Asset Value
                         -----------------
                         Beginning   End    Income   Capital Gain   Total
     Year Ended           of Year  of Year Dividends Distributions Returns+
     ----------------------------------------------------------------------
     10/31/02             $ 8.32   $ 6.65    $1.05       $0.00      (7.39)%
     ----------------------------------------------------------------------
     10/31/01              10.29     8.32     1.19        0.00      (8.08)
     ----------------------------------------------------------------------
     10/31/00              11.72    10.29     1.07        0.00      (3.54)
     ----------------------------------------------------------------------
     10/31/99              11.97    11.72     0.89        0.00       5.28
     ----------------------------------------------------------------------
     10/31/98              13.25    11.97     0.74        0.17      (3.38)
     ----------------------------------------------------------------------
     10/31/97              12.09    13.25     0.66        0.06      16.24
     ----------------------------------------------------------------------
     10/31/96              11.26    12.09     0.50        0.00      12.17
     ----------------------------------------------------------------------
     10/31/95              10.07    11.26     0.22        0.00      14.30
     ----------------------------------------------------------------------
     6/16/94* - 10/31/94   10.00    10.07     0.00        0.00       0.70++
     ----------------------------------------------------------------------
     Total                                   $6.32       $0.23
     ----------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02       (7.39)%
---------------------------------
Five Years Ended 10/31/02 (3.54)
---------------------------------
6/16/94* through 10/31/02  2.74
---------------------------------

 CUMULATIVE TOTAL RETURN+

6/16/94* through                      10/31/02    25.36%
--------------------------------------------------------
 + Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.


       9 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

                  Value of $10,000 Invested in Shares of the
                    Smith Barney High Income Portfolio vs.
                        Bear Stearns High Yield Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2002

                        [CHART]

         Smith Barney High      Bear Stearns
         Income Portfolio     High Yield Index
         -----------------    ----------------
6/16/94       10,000              10,000
10/94         10,070              10,282
10/95         11,510              11,932
10/96         12,912              13,295
10/97         15,008              15,264
10/98         14,500              15,117
10/99         15,265              15,808
10/00         14,725              15,584
10/01         13,536              15,423
10/31/02      12,536              14,690

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney High Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Bear Stearns High Yield Index is a broad-based unmanaged index of high-yield corporate bonds. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



     10    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO


 HISTORICAL PERFORMANCE




                          Net Asset Value
                         -----------------
                         Beginning   End    Income   Capital Gain   Total
     Year Ended           of Year  of Year Dividends Distributions Returns+
     ----------------------------------------------------------------------
     10/31/02             $ 9.94   $ 8.94    $1.20       $0.00       2.00%
     ----------------------------------------------------------------------
     10/31/01              10.31     9.94     0.83        0.00       4.60
     ----------------------------------------------------------------------
     10/31/00              11.24    10.31     0.98        0.00       0.21
     ----------------------------------------------------------------------
     10/31/99              11.70    11.24     0.67        0.00       1.80
     ----------------------------------------------------------------------
     10/31/98              12.31    11.70     0.42        0.14      (0.65)
     ----------------------------------------------------------------------
     10/31/97              11.99    12.31     0.56        0.09       8.44
     ----------------------------------------------------------------------
     10/31/96              11.46    11.99     0.39        0.13       9.43
     ----------------------------------------------------------------------
     10/31/95              10.18    11.46     0.09        0.00      13.55
     ----------------------------------------------------------------------
     6/16/94* - 10/31/94   10.00    10.18     0.00        0.00       1.80++
     ----------------------------------------------------------------------
     Total                                   $5.14       $0.36
     ----------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                2.00%
--------------------------------------------------------
Five Years Ended 10/31/02                          1.58
--------------------------------------------------------
6/16/94* through 10/31/02                          4.82
--------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

6/16/94* through                                   10/31/02 48.33%
------------------------------------------------------------------
 + Assumes the reinvestment of all dividends and capital gains distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.


      11 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
                    Putnam Diversified Income Portfolio vs.
                      Salomon Smith Barney Non-U.S. World
                     Government Bond Index - Unhedged and
                     Lehman Brothers Aggregate Bond Index+

--------------------------------------------------------------------------------

                           June 1994 -- October 2002

                                    [CHART]

                             Salomon Smith Barney
                Putnam          Non-U.S. World      Lehman Brothers
              Diversified      Government Bond         Aggregate
           Income Portfolio    Index - Unhedged        Bond Index
           ----------------  ---------------------  ---------------
6/16/94        10,000              10,000               10,000
10/94          10,180              10,554               10,052
10/95          11,560              12,155               11,626
10/96          12,650              12,818               12,305
10/97          13,717              14,410               13,399
10/98          13,628              16,254               14,651
10/99          13,873              15,772               14,730
10/00          13,902              13,265               16,029
10/01          14,541              14,322               19,506
10/31/02       14,833              15,765               20,654


+ Hypothetical illustration of $10,000 invested in shares of the Putnam
  Diversified Income Portfolio on June 16, 1994 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Salomon Smith Barney Non-U.S. World Government Bond Index - Unhedged is comprised of fixed rate bonds with a maturity of one year or longer, and at least $25 million outstanding. This Index includes securities from 10 countries, providing a comprehensive measure of the total return performance of the domestic bond markets in each country included, as well as the ten combined countries. The Lehman Brothers Aggregate Bond Index is comprised of over 6,500 issues of U.S. Treasuries, Agencies, Corporate Bonds and Mortgage-Backed Securities. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     12    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2002



                      SMITH BARNEY HIGH INCOME PORTFOLIO

      FACE
AMOUNT+            RATING(a)                SECURITY                    VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 89.4%
Aerospace and Defense -- 1.0%
     65,000          B-      Argo-Tech Corp., 8.625% due 10/1/07      $   42,575
                             BE Aerospace, Inc., Sr. Sub. Notes,
                              Series B:
    495,000          B        8.000% due 3/1/08                          334,125
    290,000          B        8.875% due 5/1/11                          195,750
    725,000          B-      Dunlop Standard Aerospace Holdings, Sr.
                              Notes,
                              11.875% due 5/15/09                        721,375
        600/UNITS/   BBB-    Northrop Grumman Corp., 7.250% due
                              11/16/04 (b)                                66,774
    195,000          B-      TransDigm Inc., 10.375% due 12/1/08         197,925
-------------------------------------------------------------------------------
                                                                       1,558,524
-------------------------------------------------------------------------------
Airlines -- 1.6%
    655,000          B       Air Canada, Sr. Notes, 10.250% due
                              3/15/11                                    376,625
  1,402,534          CCC     Airplanes Pass-Through Trust, Corporate
                              Asset-Backed Securities, Series D,
                              10.875% due 3/15/19                         28,051
                             Continental Airlines Pass-Through
                              Certificates:
    560,000          BBB-     Series 99-2, 7.434% due 3/15/06            394,287
    224,535          BBB-     Series 00-2, 8.312% due 4/2/11             125,278
    885,000          BB-      Series D, 7.568% due 12/1/06               403,554
                             United Airlines Pass-Through
                              Certificates:
    437,290          BB-      Series 00-1, 8.030% due 7/1/11             177,293
    888,598          BB       Series 00-2, 7.811% due 10/1/09            406,174
    365,000          B+       Series 01-1, 6.831% due 9/1/08             148,874
    160,000          BB+      Series 01-1, 6.932% due 9/1/11              73,363
    322,482          BBB+    US Airways Pass-Through Trust, Series
                              99-1, 8.360% due 7/20/19                   262,444
-------------------------------------------------------------------------------
                                                                       2,395,943
-------------------------------------------------------------------------------
Alternative Power Generation -- 1.4%
                             The AES Corp.:
  1,295,000          B+       Sr. Notes, 9.500% due 6/1/09               602,175
    465,000          B-       Sr. Sub. Notes, 10.250% due 7/15/06        123,225
  1,470,000          B+      Calpine Canada Energy Finance, 8.500%
                              due 5/1/08                                 485,100
                             Calpine Corp., Sr. Notes:
    305,000          B+       8.750% due 7/15/07                         102,175
  2,560,000          B+       8.625% due 8/15/10                         832,000
-------------------------------------------------------------------------------
                                                                       2,144,675
-------------------------------------------------------------------------------
Apparel/Footwear -- 2.2%
                             Levi Strauss & Co.:
  1,065,000          BB-      Notes, 7.000% due 11/1/06                  905,250
    645,000          BB-      Sr. Notes, 11.625% due 1/15/08             635,325
    460,000          BBB-    Tommy Hilfiger U.S.A. Inc., 6.500% due
                              6/1/03                                     463,694


                      See Notes to Financial Statements.


      13 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+   RATING(a)                SECURITY                      VALUE
  ----------------------------------------------------------------------------
  Apparel/Footwear -- 2.2% (continued)
      785,000   B       Tropical Sportswear International
                         Corp., Series A, 11.000% due 6/15/08    $     804,625
      450,000   B-      William Carter Co., Series B, 10.875%
                         due 8/15/11                                   486,000
  ----------------------------------------------------------------------------
                                                                     3,294,894
  ----------------------------------------------------------------------------
  Apparel/Footwear Retail -- 0.7%
                        The Gap Inc., Notes:
      350,000   BB+      5.625% due 5/1/03                             351,750
      190,000   BB+      9.900% due 12/15/05                           190,950
      125,000   BB+      10.550% due 12/15/08                          127,500
      590,000   Caa1*   J. Crew Operating Corp., Sr. Sub.
                         Notes,10.375% due 10/15/07                    430,700
  ----------------------------------------------------------------------------
                                                                     1,100,900
  ----------------------------------------------------------------------------
  Athletic Equipment -- 0.4%
      600,000   B-      Icon Health & Fitness Inc., 11.250% due
                         4/1/12 (c)                                    543,000
  ----------------------------------------------------------------------------
  Auto Parts - Original Equipment Manufacturers -- 2.3%
      260,000   BB      Arvin Capital Trust I, 9.500% due 2/1/27       251,007
      440,000   B1*     Collins & Aikman Products Co., 10.750%
                         due 12/31/11                                  409,200
                        Dana Corp., Notes:
      715,000   BB       6.500% due 3/1/09                             597,025
      320,000   BB       10.125% due 3/15/10                           312,000
      150,000   B-      Eagle-Pitcher Industries, Inc., 9.375%
                         due 3/1/08                                     98,250
    1,975,000   Baa1*   Ford Motor Co., Notes, 7.450% due
                         7/16/31                                     1,512,629
       65,000   CCC     LDM Technologies, Inc., Series B,
                         10.750% due 1/15/07                            47,125
       15,000   B-      Prestolite Electric Inc., 9.625% due
                         2/1/08                                          9,544
      350,000   B       Stanadyne Automotive Corp., Series B,
                         10.250% due 12/15/07                          281,750
  ----------------------------------------------------------------------------
                                                                     3,518,530
  ----------------------------------------------------------------------------
  Beverages - Non-Alcoholic -- 0.2%
      330,000   B+      Cott Beverages Inc., 8.000% due 12/15/11       347,325
  ----------------------------------------------------------------------------
  Broadcasting -- 3.2%
    1,432,000   B-      Emmis Communications Corp., Sr.
                         Discount Notes, step bond to yield
                         12.396% due 3/15/11                         1,134,860
      250,000   CCC     IMAX Corp., Sr. Notes, 7.875% due
                         12/1/05                                       181,875
    1,165,000   Caa1*   LIN Holdings Corp., Sr. Discount
                         Notes, step bond to yield 11.678% due
                         3/1/08                                      1,185,387
                        Paxson Communications Corp.:
      470,000   B-       10.750% due 7/15/08                           392,450
      490,000   B-       Step bond to yield 12.263% due 1/15/09        242,550
                        Pegasus Communications Corp., Sr.
                         Notes, Series B:
       65,000   CCC+     9.625% due 10/15/05                            26,650
      265,000   CCC+     9.750% due 12/1/06                            108,650

                      See Notes to Financial Statements.



      14 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                SECURITY                       VALUE
 ------------------------------------------------------------------------------
 Broadcasting -- 3.2% (continued)
      550,000   B       Sinclair Broadcast Group, Inc., 8.750%
                         due 12/15/11                             $     580,250
      285,000   B-      Spanish Broadcasting System, Inc.,
                         9.625% due 11/1/09                             289,988
      925,000   BBB+    Time Warner Inc., 6.625% due 5/15/29            754,358
 ----------------------------------------------------------------------------
                                                                      4,897,018
 ----------------------------------------------------------------------------
 Building Products -- 1.6%
      210,000   CCC+    Amatek Industries Property Ltd., Sr.
                         Sub. Notes, 12.000% due 2/15/08                231,788
      160,000   B       Associated Materials Inc., Sr. Sub.
                         Notes, 9.750% due 4/15/12 (c)                  167,200
      690,000   B-      Atrium Cos., Inc., Series B, 10.500%
                         due 5/1/09                                     637,388
      575,000   B-      Brand Services, Inc., Series B, Sr.
                         Sub. Notes, 12.000% due 10/15/12 (c)           572,125
      820,000   B-      Nortek Inc., Sr. Sub. Notes, Series B,
                         9.875% due 6/15/11                             776,950
 ----------------------------------------------------------------------------
                                                                      2,385,451
 ----------------------------------------------------------------------------
 Cable/Satellite TV -- 6.9%
    1,015,000   NR      Adelphia Communications Corp, Sr.
                         Discount Notes, Series B, zero coupon
                         due 1/15/08 (d)                                126,875
                        Charter Communications Holdings, LLC:
                         Sr. Discount Notes:
    3,966,000   B-         Step bond to yield 12.272% due
                            1/15/10                                   1,130,310
    1,035,000   B-         Step bond to yield 13.504% due
                            1/15/11                                     253,575
      830,000   B-         Step bond to yield 11.799% due
                            5/15/11                                     203,350
                         Sr. Notes:
    1,000,000   B-         10.750% due 10/1/09                          447,500
      705,000   B-         11.125% due 1/15/11                          315,488
                        CSC Holdings, Inc.:
    1,700,000   BB-      Debentures, 7.625% due 7/15/18               1,300,500
      260,000   BB-      Sr. Notes, Series B, 7.625% due 4/1/11         213,850
    1,060,000   B+       Sr. Sub. Debentures, 10.500% due
                           5/15/16                                      832,100
    1,310,000   B1*     EchoStar Broadband Corp., Sr. Notes,
                         10.375% due 10/1/07                          1,355,850
                        EchoStar DBS Corp., Sr. Notes:
    1,150,000   B+       9.125% due 1/15/09                           1,141,375
    1,025,000   B+       9.375% due 2/1/09                            1,030,125
    1,065,000   B-      Insight Communications Inc., Sr.
                         Discount Notes, step bond to yield
                         14.115% due 2/15/11                            410,025
 225,000/EUR/   Caa2*   ONO Finance PLC, Sr. Notes, 14.000% due
                         7/15/10                                         42,281
      315,000   CCC+    Pegasus Satellite Communications, Inc.,
                         Sr. Discount Notes, step bond to yield
                         23.919% due 3/1/07                              80,325
    1,670,000   Ba1*    Rogers Cablesystems Ltd., 11.000% due
                         12/1/15                                      1,578,150
 ----------------------------------------------------------------------------
                                                                     10,461,679
 ----------------------------------------------------------------------------
 Casinos/Gaming -- 5.0%
      455,000   B-      Alliance Gaming Corp., Series B,
                         10.000% due 8/1/07                             476,613


                      See Notes to Financial Statements.



      15 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+  RATING(a)                SECURITY                      VALUE
   --------------------------------------------------------------------------
   Casinos/Gaming -- 5.0% (continued)
     290,000   B       Ameristar Casinos, Inc., 10.750% due
                        2/15/09                                 $     314,650
     800,000   B+      Argosy Gaming Co., Sr. Sub. Notes,
                        9.000% due 9/1/11                             846,000
     225,000   B+      Horseshoe Gaming Holding Corp., Series
                        B, 8.625% due 5/15/09                         237,937
                       Mandalay Resort Group:
     260,000   BB-      Sr. Sub. Debentures, 7.625% due 7/15/13       248,300
     585,000   BB-      Sr. Sub. Notes, Series B, 10.250% due
                          8/1/07                                      630,338
                       MGM MIRAGE:
     325,000   BB+      9.750% due 6/1/07                             359,125
     900,000   BB+      8.375% due 2/1/11                             947,250
                       Park Place Entertainment Corp., Sr.
                        Sub. Notes:
     450,000   BB+      8.875% due 9/15/08                            469,125
     950,000   BB+      8.125% due 5/15/11                            961,875
     665,000   B+      Station Casinos, Inc., Sr. Sub. Notes,
                        8.875% due 12/1/08                            698,250
     365,000   B+      Sun International Hotels Ltd., 8.625%
                        due 12/15/07                                  385,075
     930,000   B-      Venetian Casino Resort LLC/Las Vegas
                        Sands, Inc., Second Mortgage Notes,
                        11.000% due 6/15/10 (c)                       957,900
   --------------------------------------------------------------------------
                                                                    7,532,438
   --------------------------------------------------------------------------
   Chemicals - Agricultural -- 0.5%
     660,000   Ba1*    IMC Global Inc., Series B, 11.250% due
                        6/1/11                                        712,800
      65,000   BB-     Terra Capital Inc., 12.875% due 10/15/08        67,925
   --------------------------------------------------------------------------
                                                                      780,725
   --------------------------------------------------------------------------
   Chemicals - Major Diversified -- 1.3%
   5,810,000   B-      Huntsman ICI Chemicals LLC, Sr.
                        Discount Notes, zero coupon due
                        12/31/09                                    1,191,050
     325,000   B       Huntsman International LLC, 9.875% due
                        3/1/09                                        323,375
     715,000   CCC+    Texas Petrochemical Corp., Sr. Sub.
                        Notes, 11.125% due 7/1/06                     454,025
   --------------------------------------------------------------------------
                                                                    1,968,450
   --------------------------------------------------------------------------
   Chemicals - Specialty -- 2.6%
     345,000   Ba2*    Airgas, Inc., 9.125% due 10/1/11               368,288
     645,000   B-      Avecia Group PLC, 11.000% due 7/1/09           545,025
     655,000   BB-     ISP Chemco, Inc., Series B, 10.250% due
                        7/1/11                                        668,100
     600,000   B+      ISP Holdings Inc., Secured Notes,
                        Series B, 10.625% due 12/15/09                543,000
     655,000   BB      Lyondell Chemical Co., Secured Notes,
                        11.125% due 7/15/12                           648,450
     260,000   BBB-    Methanex Corp., Sr. Notes, 8.750% due
                        8/15/12                                       271,700
     360,000   B       OM Group Inc., 9.250% due 12/15/11             142,200
     900,000   B       Terra Industries, Sr. Notes, Series B,
                        10.500% due 6/15/05                           769,500
   --------------------------------------------------------------------------
                                                                    3,956,263
   --------------------------------------------------------------------------


                      See Notes to Financial Statements.



      16 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+  RATING(a)                SECURITY                      VALUE
   --------------------------------------------------------------------------
   Coal -- 0.3%
     480,000   BB      Luscar Coal Ltd., Sr. Notes, 9.750% due
                        10/15/11                                $     509,400
   -------------------------------------------------------------------------
   Commercial Printing/Forms -- 0.2%
     455,000   BB-     Mail-Well I Corp., 9.625% due 3/15/12
                        (c)                                           323,050
   -------------------------------------------------------------------------
   Consumer Specialties -- 0.0%
      65,000   B-      Doane Pet Care Co., Sr. Sub. Notes,
                        9.750% due 5/15/07                             48,100
   -------------------------------------------------------------------------
   Consumer Sundries -- 0.7%
                       American Greetings Corp.:
     385,000   BBB-     Notes, 6.100% due 8/1/28                      357,088
     295,000   BB+      Sr. Sub. Notes, 11.750% due 7/15/08           317,863
     460,000   BB-     Sola International Inc., Notes, 6.875%
                        due 3/15/08                                   411,257
   -------------------------------------------------------------------------
                                                                    1,086,208
   -------------------------------------------------------------------------
   Containers/Packaging -- 3.3%
   1,220,000   BB      Owens-Brockway Glass Container, 8.875%
                        due 2/15/09                                 1,259,650
     250,000   B+      Owens-Illinois Inc., Sr. Notes, 7.150%
                        due 5/15/05                                   237,500
     235,000   B-      Packaged Ice, Inc., Series B, 9.750%
                        due 2/1/05                                    175,075
      80,000   B-      Pliant Corp., 13.000% due 6/1/10                62,800
     175,000   B-      Radnor Holdings, Inc., Series B,
                        10.000% due 12/1/03                           147,875
     560,000   BBB     Sealed Air Corp., Notes, 6.950% due
                        5/15/09 (c)                                   479,300
   1,660,000   B       Stone Container Corp., 11.500% due
                        8/15/06 (c)                                 1,767,900
     645,000   B-      Sweetheart Cup Co., Inc., Sr. Sub.
                        Notes, 12.000% due 9/1/03                     486,975
     495,000   B-      Tekni-Plex Inc., Series B, 12.750% due
                        6/15/10                                       447,975
   -------------------------------------------------------------------------
                                                                    5,065,050
   -------------------------------------------------------------------------
   Contract Drilling -- 0.5%
     710,000   BB      Pride International Inc., Sr. Notes,
                        10.000% due 6/1/09                            768,575
   -------------------------------------------------------------------------
   Department Stores -- 0.9%
     705,000   BBB-    J.C. Penney Co., Inc., Notes, 9.000%
                        due 8/1/12 (c)                                663,951
     717,000   BB      Saks Inc., 9.875% due 10/1/11                  709,830
   -------------------------------------------------------------------------
                                                                    1,373,781
   -------------------------------------------------------------------------
   Drugstore Chains -- 0.4%
                       Rite Aid Corp.:
     680,000   B-       Notes, 7.125% due 1/15/07                     445,400
     325,000   B-       Sr. Notes, 7.625% due 4/15/05                 232,375
   -------------------------------------------------------------------------
                                                                      677,775
   -------------------------------------------------------------------------
   Electric Utilities -- 1.2%
     180,000   BB+     Avista Corp, Sr. Notes, 9.750% due
                        6/1/08                                        160,826
                       CMS Energy Corp., Sr. Notes:
     405,000   B+       7.625% due 11/15/04                           324,168
     380,000   B+       9.875% due 10/15/07                           308,136


                      See Notes to Financial Statements.



      17 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+  RATING(a)                SECURITY                      VALUE
   --------------------------------------------------------------------------
   Electric Utilities -- 1.2% (continued)
     640,000   BBB-    Edison Mission Energy, Sr. Notes,
                        10.000% due 8/15/08                     $     272,000
   1,165,000   BB-     Orion Power Holdings, Inc., Sr. Notes,
                        12.000% due 5/1/10                            821,325
   -------------------------------------------------------------------------
                                                                    1,886,455
   -------------------------------------------------------------------------
   Electrical Products -- 0.4%
     690,000   Baa2*   Thomas & Betts Corp., Sr. Medium-Term
                        Notes, 6.625% due 5/7/08                      613,124
   -------------------------------------------------------------------------
   Electronics/Appliances -- 0.6%
     445,000   CCC     Remington Product Co., LLC, Sr. Sub.
                        Notes, Series D, 11.000% due 5/15/06          342,650
                       Salton Inc.:
      65,000   B        10.750% due 12/15/05                           58,012
     475,000   B        Sr. Sub. Notes, 12.250% due 4/15/08           434,625
   -------------------------------------------------------------------------
                                                                      835,287
   -------------------------------------------------------------------------
   Electronics Distributors -- 0.5%
   1,005,000   BBB-    Arrow Electronic Inc., Debentures,
                        6.875% due 6/1/18                             730,763
   -------------------------------------------------------------------------
   Engineering and Construction -- 0.2%
   1,135,000   NR      Metromedia Fiber Network, Sr. Notes,
                        14.000% due 3/15/07 (c)(d)                    312,125
   -------------------------------------------------------------------------
   Environmental Services -- 1.8%
                       Allied Waste North America, Inc.,
                        Series B:
     890,000   BB-      8.500% due 12/1/08                            872,200
     520,000   BB-      7.875% due 1/1/09                             496,600
   1,365,000   B+       10.000% due 8/1/09                          1,317,225
     110,000   B       URS Corp., Sr. Sub. Notes, Series B,
                        12.250% due 5/1/09                             91,850
   -------------------------------------------------------------------------
                                                                    2,777,875
   -------------------------------------------------------------------------
   Finance Companies -- 0.7%
     475,000   A3*     Ford Motor Credit Co., Notes, 7.250%
                        due 10/25/11                                  415,701
     450,000   A2*     General Motors Acceptance Corp., Notes,
                        6.875% due 8/28/12                            407,954
     390,000   B       Penhall International Corp., 12.000%
                        due 8/1/06                                    226,200
   -------------------------------------------------------------------------
                                                                    1,049,855
   -------------------------------------------------------------------------
   Finance/Rental/Leasing -- 1.1%
   1,100,000   BBB-    Avis Group Holdings Inc., 11.000% due
                        5/1/09                                      1,192,125
     640,000   B       Williams Scotsman Inc., 9.875% due
                        6/1/07                                        518,400
   -------------------------------------------------------------------------
                                                                    1,710,525
   -------------------------------------------------------------------------
   Financial Conglomerates -- 0.9%
   4,762,000   NR      Finova Group Inc., Notes, 7.500% due
                        11/15/09                                    1,428,600
   -------------------------------------------------------------------------


                      See Notes to Financial Statements.



      18 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+  RATING(a)                SECURITY                      VALUE
   --------------------------------------------------------------------------
   Food Distributors -- 1.3%
   1,015,000   B       Fleming Cos., Inc., Series D, 10.625%
                        due 7/31/07                             $     649,600
   1,250,000   B-      Premier International Foods, PLC, Sr.
                        Notes,
                        12.000% due 9/1/09                          1,312,500
   -------------------------------------------------------------------------
                                                                    1,962,100
   -------------------------------------------------------------------------
   Foods - Major Diversified -- 0.7%
                       Aurora Foods Inc., Sr. Sub. Notes,
                        Series B:
   1,100,000   CCC      9.875% due 2/15/07                            495,000
     335,000   CCC      8.750% due 7/1/08                             147,400
     335,000   BB-     Dean Foods Co., Sr. Notes, 6.900% due
                        10/15/17                                      285,494
     265,000   Caa1*   Mrs. Fields Original Cookies, Inc.,
                        Series B, 10.125% due 12/1/04                 168,275
   -------------------------------------------------------------------------
                                                                    1,096,169
   -------------------------------------------------------------------------
   Foods - Meat/Fish/Dairy -- 0.4%
     325,000   B+      Land O' Lakes Inc., Sr. Notes, 8.750%
                        due 11/15/11                                  180,375
     410,000   BBB     Tyson Foods Inc., Notes, 7.000% due
                        1/15/28                                       401,633
   -------------------------------------------------------------------------
                                                                      582,008
   -------------------------------------------------------------------------
   Foods - Retail -- 0.2%
     420,000   BB-     Great Atlantic & Pacific Tea Co., Inc.,
                        Notes, 7.750% due 4/15/07                     254,100
   -------------------------------------------------------------------------
   Foods - Specialty/Candy -- 0.7%
     330,000   B       Herbalife International, Inc., Sr. Sub.
                        Notes, 11.750% due 7/15/10 (c)                303,600
     640,000   B2*     Michael Foods, Inc., Sr. Sub. Notes,
                        Series B, 11.750% due 4/1/11                  707,200
   -------------------------------------------------------------------------
                                                                    1,010,800
   -------------------------------------------------------------------------
   Forest Products -- 0.9%
   1,135,000   Ba2*    Louisiana Pacific Corp., Sr. Sub.
                        Notes, 10.875% due 11/15/08                 1,197,425
     195,000   B+      Millar Western Forest Products Ltd.,
                        Sr. Notes, 9.875% due 5/15/08                 183,300
   -------------------------------------------------------------------------
                                                                    1,380,725
   -------------------------------------------------------------------------
   Home Furnishings -- 0.3%
     200,000   CCC+    Home Interiors & Gifts, Inc., 10.125%
                        due 6/1/08                                    187,000
      80,000   B-      Sealy Mattress Co., Series B, step bond
                        to yield 10.232% due 12/15/07                  72,400
     660,000   CCC+    WestPoint Stevens Inc., Sr. Notes,
                        7.875% due 6/15/08                            181,500
   -------------------------------------------------------------------------
                                                                      440,900
   -------------------------------------------------------------------------


                      See Notes to Financial Statements.



      19 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+ RATING(a)                SECURITY                      VALUE
    ------------------------------------------------------------------------
    Homebuilding -- 2.8%
    325,000   BB      Beazer Homes USA Inc., 8.625% due
                       5/15/11                                 $     333,125
                      D.R. Horton Inc.:
    320,000   Ba1*     8.000% due 2/1/09                             316,800
    340,000   Ba2*     Sr. Sub. Notes, 9.375% due 3/15/11            327,250
    480,000   BB-     KB HOME, Sr. Sub. Notes, 9.500% due
                       2/15/11                                       500,400
    585,000   BB+     Lennar Corp., Series B, 9.950% due
                       5/1/10                                        640,575
    340,000   B1*     Meritage Corp., 9.750% due 6/1/11              348,500
    385,000   BB+     Ryland Group Inc., Sr. Notes, 9.750%
                       due 9/1/10                                    418,687
    570,000   Ba2*    Schuler Homes, Inc., 10.500% due 7/15/11       571,425
                      Standard Pacific Corp.:
    430,000   BB       Sr. Notes, 8.500% due 4/1/09                  426,775
    325,000   Ba3*     Sr. Sub. Notes, 9.250% due 4/15/12            305,500
    ------------------------------------------------------------------------
                                                                   4,189,037
    ------------------------------------------------------------------------
    Hospital/Nursing Management -- 0.6%
    735,000   Ca*     Magellan Health Services, Inc., Sr.
                       Sub. Notes, 9.000% due 2/15/08                128,625
    800,000   B-      Vanguard Health Systems, 9.750% due
                       8/1/11                                        760,000
    ------------------------------------------------------------------------
                                                                     888,625
    ------------------------------------------------------------------------
    Hotels/Resorts/Cruiselines -- 1.1%
    580,000   B1*     Courtyard By Marriott II L.P./Courtyard
                       Finance Co., Sr. Notes, Series B,
                       10.750% due 2/1/08                            580,000
    510,000   BBB-    Hilton Hotels Corp., Sr. Notes, 7.950%
                       due 4/15/07                                   525,756
    195,000   B+      Intrawest Corp., Sr. Notes, 10.500% due
                       2/1/10                                        196,950
    425,000   Ba1*    Starwood Hotels & Resorts Worldwide,
                       Inc., Notes, 7.875% due 5/1/12 (c)            409,062
    ------------------------------------------------------------------------
                                                                   1,711,768
    ------------------------------------------------------------------------
    Household/Personal Care -- 0.5%
    260,000   B+      AKI Inc., Sr. Notes, 10.500% due 7/1/08        246,025
    525,000   B-      Revlon Consumer Products Corp., 12.000%
                       due 12/1/05                                   462,000
    ------------------------------------------------------------------------
                                                                     708,025
    ------------------------------------------------------------------------
    Industrial Machinery -- 0.5%
    685,000   B       Flowserve Corp., 12.250% due 8/15/10           729,525
    ------------------------------------------------------------------------
    Industrial Specialties -- 0.4%
                      Foamex L.P.:
    325,000   B-       9.875% due 6/15/07                             56,875
    325,000   B        10.750% due 4/1/09 (c)                        183,625
    435,000   B       UCAR Finance Inc., 10.250% due 2/15/12         293,625
    ------------------------------------------------------------------------
                                                                     534,125
    ------------------------------------------------------------------------


                      See Notes to Financial Statements.



      20 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+  RATING(a)                SECURITY                      VALUE
   --------------------------------------------------------------------------
   Jewelry Retail -- 0.6%
   1,050,000   B+      Finlay Fine Jewelry Corp., Sr. Notes,
                        8.375% due 5/1/08                       $     955,500
   -------------------------------------------------------------------------
   Major Telecommunications -- 2.0%
                       Qwest Corp.:
   1,095,000   CCC+     6.875% due 7/15/28                            514,650
     725,000   Ba3*     Debentures, 6.875% due 9/15/33                503,875
   1,420,000   Ba3*     Notes, 8.875% due 3/15/12 (c)               1,299,300
                       Sprint Capital Corp.:
     775,000   BBB-     6.875% due 11/15/28                           515,099
     350,000   BBB-     8.375% due 3/15/32                            266,813
   -------------------------------------------------------------------------
                                                                    3,099,737
   -------------------------------------------------------------------------
   Marine Shipping -- 0.4%
     330,000   CCC+    Oglebay Norton Co., Sr. Sub. Notes,
                        10.000% due 2/1/09                            202,950
     195,000   B       Trico Marine Services, Inc., 8.875% due
                        5/15/12                                       153,075
     360,000   Baa2*   Windsor Petroleum Transport Corp.,
                        Notes, 7.840% due 1/15/21 (c)                 300,603
   -------------------------------------------------------------------------
                                                                      656,628
   -------------------------------------------------------------------------
   Medical Specialties -- 1.5%
     195,000   B2*     Extendicare Health Services Inc., Sr.
                        Notes, 9.500% due 7/1/10 (c)                  192,075
     735,000   CCC+    Hanger Orthopedic Group, Inc., 11.250%
                        due 6/15/09                                   782,775
     655,000   B       Per-Se Technologies Inc., Series B,
                        9.500% due 2/15/05                            628,800
     625,000   B-      Universal Hospital Services Inc., Sr.
                        Notes, 10.250% due 3/1/08                     596,875
   -------------------------------------------------------------------------
                                                                    2,200,525
   -------------------------------------------------------------------------
   Metal Fabrication -- 1.0%
     590,000   CCC+    Hexcel Corp., Sr. Sub. Notes, 9.750%
                        due 1/15/09                                   386,450
   1,185,000   CCC+    Park-Ohio Industries, Sr. Sub. Notes,
                        9.250% due 12/1/07                            835,425
     330,000   CCC+    WCI Steel Inc., Sr. Notes, Series B,
                        10.000% due 12/1/04                            80,850
     185,000   BB-     Wolverine Tube Inc., 10.500% due 4/1/09        172,975
   -------------------------------------------------------------------------
                                                                    1,475,700
   -------------------------------------------------------------------------
   Miscellaneous Commercial Services -- 0.1%
     790,000   Ca*     Outsourcing Solutions Inc., Sr. Sub.
                        Notes, Series B, 11.000% due 11/1/06
                        (d)                                           161,950
   -------------------------------------------------------------------------
   Miscellaneous Manufacturing -- 0.2%
     445,000   CCC+    Aqua-Chem Inc., Sr. Sub. Notes, 11.250%
                        due 7/1/08                                    356,000
   -------------------------------------------------------------------------
   Movies/Entertainment -- 2.0%
                       AMC Entertainment Inc., Sr. Sub. Notes:
     895,000   CCC+     9.500% due 3/15/09                            798,788
     470,000   CCC+     9.500% due 2/1/11                             419,475


                      See Notes to Financial Statements.



      21 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+  RATING(a)                SECURITY                       VALUE
  ---------------------------------------------------------------------------
  Movies/Entertainment -- 2.0% (continued)
  1,960,000   B       Premier Parks Inc., Sr. Discount Notes,
                       step bond to yield 11.519% due 4/1/08    $   1,759,100
  -------------------------------------------------------------------------
                                                                    2,977,363
  -------------------------------------------------------------------------
  Oil/Gas Pipelines -- 0.5%
    760,000   BB-     Leviathan Gas Pipeline Partners L.P.,
                       Series B, 10.375% due 6/1/09                   733,400
  -------------------------------------------------------------------------
  Oil/Gas Production -- 5.2%
    195,000   B       Denbury Management, Inc., 9.000% due
                       3/1/08                                         199,387
    525,000   BB-     El Paso Energy Partners L.P., 8.500%
                       due 6/1/11 (c)                                 469,875
  1,280,000   B+      Forest Oil Corp., 10.500% due 1/15/06         1,369,600
    355,000   B       Houston Exploration Co., Sr. Sub.
                       Notes, Series B, 8.625% due 1/1/08             367,425
    995,000   B+      Magnum Hunter Resources, Inc., 9.600%
                       due 3/15/12                                  1,049,725
    195,000   Caa1*   Mission Resources Corp., Series C,
                       10.875% due 4/1/07                             117,975
    520,000   B+      Nuevo Energy Co., Sr. Sub. Notes,
                       Series B, 9.500% due 6/1/08                    523,900
    325,000   BB+     Ocean Energy, Inc., Series B, 8.375%
                       due 7/1/08                                     342,875
    330,000   B       Plains Exploration & Production Co.,
                       Sr. Sub. Notes, 8.750% due 7/1/12 (c)          331,650
                      Pogo Producing Co., Sr. Sub. Notes,
                       Series B:
    130,000   BB       10.375% due 2/15/09                            140,400
    195,000   BB       8.250% due 4/15/11                             204,750
    565,000   CCC     Ram Energy Inc., Sr. Notes, 11.500% due
                       2/15/08                                        172,325
    375,000   B-      Range Resources Corp., 8.750% due
                       1/15/07                                        376,875
    320,000   BB-     SESI, LLC, 8.875% due 5/15/11                   321,600
    485,000   B+      Stone Energy Corp., 8.750% due 9/15/07          504,400
    260,000   B       Swift Energy Co., Sr. Sub. Notes,
                       9.375% due 5/1/12                              237,900
                      Vintage Petroleum Inc.:
    455,000   BB-      Sr. Notes, 8.250% due 5/1/12                   466,375
                       Sr. Sub. Notes:
    515,000   B1*        9.750% due 6/30/09                           531,737
    125,000   B1*        7.875% due 5/18/11                           118,750
  -------------------------------------------------------------------------
                                                                    7,847,524
  -------------------------------------------------------------------------
  Oil Refining/Marketing -- 0.5%
    475,000   AAA     Pennzoil-Quaker State Co., 10.000% due
                       11/1/08                                        574,156
    455,000   B       Tesoro Petroleum Corp., Sr. Sub. Notes,
                       9.625% due 4/1/12                              234,325
  -------------------------------------------------------------------------
                                                                      808,481
  -------------------------------------------------------------------------
  Oilfield Services/Equipment -- 0.4%
    700,000   BB      Compagnie Generale de Geophysique, Sr.
                       Notes, 10.625% due 11/15/07                    605,500
  -------------------------------------------------------------------------


                      See Notes to Financial Statements.



      22 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+  RATING(a)                SECURITY                       VALUE
  ---------------------------------------------------------------------------
  Other Consumer Services -- 1.8%
    900,000   Ba2*    SC International Services, Inc., Series
                       B, 9.250% due 9/1/07                     $     561,375
                      Service Corp. International:
    460,000   BB-      Debentures, 7.875% due 2/1/13                  384,100
                       Notes:
    470,000   BB-        6.875% due 10/1/07                           390,100
    570,000   BB-        6.500% due 3/15/08                           475,950
    875,000   B+      Stewart Enterprises Inc., 10.750% due
                       7/1/08                                         945,000
  --------------------------------------------------------------------------
                                                                    2,756,525
  --------------------------------------------------------------------------
  Other Metals/Minerals -- 0.4%
    605,000   BBB-    Phelps Dodge Corp., Sr. Notes, 8.750%
                       due 6/1/11                                     609,084
  --------------------------------------------------------------------------
  Property/Casualty Insurance -- 0.2%
    390,000   BB+     PXRE Capital Trust I, 8.850% due 2/1/27         275,142
  --------------------------------------------------------------------------
  Publishing - Books/Magazines -- 1.0%
  1,945,000   B       Quebecor Media Inc., Sr. Notes, 11.125%
                       due 7/15/11                                  1,380,950
    205,000   B       Von Hoffman Corp., 10.250% due 3/15/09          191,675
  --------------------------------------------------------------------------
                                                                    1,572,625
  --------------------------------------------------------------------------
  Publishing - Newspapers -- 2.2%
    375,000   B       DEX Media East LLC, Sr. Sub. Notes,
                       12.125% due 11/15/12 (c)                       388,125
    330,000   B+      Garden State Newspapers, Sr. Sub.
                       Notes, Series B, 8.750% due 10/1/09            329,175
                      Hollinger International Publishing Inc.:
    610,000   Ba3*     9.250% due 2/1/06                              616,100
    745,000   Ba3*     9.250% due 3/15/07                             752,450
  1,379,490   B       Hollinger Participation Trust, Sr.
                       Notes, 12.125% due 11/15/10 (c)(e)           1,194,983
  --------------------------------------------------------------------------
                                                                    3,280,833
  --------------------------------------------------------------------------
  Pulp and Paper -- 1.9%
                      Buckeye Technologies Inc., Sr. Sub.
                       Notes:
    315,000   B+       9.250% due 9/15/08                             240,975
  1,190,000   B+       8.000% due 10/15/10                            838,950
  1,210,000   BB+     Georgia-Pacific Corp., Notes, 7.500%
                       due 5/15/06                                  1,065,747
    650,000   B       MDP Acquistions, PLC, Sr. Notes, 9.625%
                       due 10/1/12 (c)                                669,500
  --------------------------------------------------------------------------
                                                                    2,815,172
  --------------------------------------------------------------------------
  Real Estate Investment Trusts -- 1.1%
    695,000   BB-     HMH Properties, Inc., Series A, 7.875%
                       due 8/1/05                                     684,575
  1,020,000   BB-     Host Marriott L.P., Series I, 9.500%
                       due 1/15/07                                  1,025,100
  --------------------------------------------------------------------------
                                                                    1,709,675
  --------------------------------------------------------------------------


                      See Notes to Financial Statements.



      23 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+  RATING(a)                SECURITY                      VALUE
   --------------------------------------------------------------------------
   Restaurants -- 1.1%
     195,000   B       American Restaurant Group, Inc., Series
                        D, 11.500% due 11/1/06                  $     171,600
     265,000   CCC+    CKE Restaurants, Inc., 9.125% due 5/1/09       215,975
     325,000   CCC     Denny's Corp., Sr. Notes, 11.250% due
                        1/15/08                                       248,625
     165,000   B-      Friendly Ice Cream Corp., 10.500% due
                        12/1/07                                       160,875
     195,000   B+      Perkins Family Restaurants, L.P., Sr.
                        Notes, Series B, 10.125% due 12/15/07         164,775
     780,000   B+      Sbarro Inc., 11.000% due 9/15/09               698,100
   --------------------------------------------------------------------------
                                                                    1,659,950
   --------------------------------------------------------------------------
   Savings Banks -- 2.2%
     265,000   B3*     Bay View Capital Corp., Sub. Notes,
                        9.125% due 8/15/07                            278,417
   1,075,000   B3*     Ocwen Capital Trust I, 10.875% due
                        8/1/27                                        843,875
   1,000,000   B1*     Ocwen Federal Bank FSB, Sub.
                        Debentures, 12.000% due 6/15/05             1,005,000
   1,205,000   B1*     Ocwen Financial Corp., Notes, 11.875%
                        due 10/1/03                                 1,211,025
   --------------------------------------------------------------------------
                                                                    3,338,317
   --------------------------------------------------------------------------
   Specialty Insurance -- 0.3%
     555,000   Ba1*    Markel Capital Trust I, Series B,
                        8.710% due 1/1/46                             417,329
   --------------------------------------------------------------------------
   Specialty Stores -- 1.0%
     465,000   B       Advance Stores Co., Inc., Series B,
                        10.250% due 4/15/08                           488,250
     520,000   B-      Jo-Ann Stores Inc., 10.375% due 5/1/07         538,200
     305,000   BB-     The Pep Boys - Manny, Moe & Jack,
                        Medium-Term Notes, Series A, 6.710%
                        due 11/3/04                                   295,087
     220,000   B-      Petro Stopping Centers L.P., Sr. Notes,
                        10.500% due 2/1/07                            199,100
   --------------------------------------------------------------------------
                                                                    1,520,637
   --------------------------------------------------------------------------
   Specialty Telecommunications -- 0.0%
     695,000   C*      GT Group Telecom, Sr. Discount Notes,
                        step bond to yield 15.232% due 2/1/10
                        (d)                                                69
   --------------------------------------------------------------------------
   Telecommunications Equipment -- 1.8%
                       AT&T Corp.:
   1,375,000   BBB+     Notes, 6.500% due 3/15/29                   1,186,600
     825,000   BBB+     Sr. Notes, 7.300% due 11/15/11 (f)            810,077
     375,000   Ba2*    Avaya Inc., Sr. Secured Notes, 11.125%
                        due 4/1/09                                    273,750
                       Nortel Networks Ltd., Notes:
     705,000   B        6.125% due 2/15/06                            341,925
     350,000   Ba3*     6.875% due 9/1/23                             141,750
   --------------------------------------------------------------------------
                                                                    2,754,102
   --------------------------------------------------------------------------
   Tobacco -- 0.4%
     609,000   BB      Standard Commercial Tobacco, 8.875% due
                        8/1/05                                        612,045
   --------------------------------------------------------------------------


                      See Notes to Financial Statements.



      24 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

    FACE
   AMOUNT+    RATING(a)                SECURITY                      VALUE
 -----------------------------------------------------------------------------
 Trucks/Construction/Farm Machinery -- 1.0%
      390,000   BB      Case Corp., Notes, 7.250% due 8/1/05     $     321,975
      160,000   BB      Case Credit Corp., Notes, 6.750% due
                         10/21/07                                      124,343
      655,000   CCC+    Columbus McKinnon Corp., 8.500% due
                         4/1/08                                        474,875
      355,000   Ba1*    Navistar International, Series B,
                         9.375% due 6/1/06                             322,162
      260,000   B+      NMHG Holding Co., 10.000% due 5/15/09          248,300
 ----------------------------------------------------------------------------
                                                                     1,491,655
 ----------------------------------------------------------------------------
 Wireless Telecommunications -- 3.6%
      825,000   CCC-    AirGate PCS, Inc., Sr. Sub. Notes, step
                         bond to yield 16.144% due 10/1/09              70,125
      535,000   CCC     Alamosa PCS Holdings Inc., step bond to
                         yield 14.446% due 2/15/10                      77,575
      900,000   BBB     AT&T Wireless Services Inc., Sr Notes,
                         7.875% due 3/1/11                             784,363
                        Crown Castle International Corp.:
      640,000   B        Sr. Discount Notes, step bond to
                           yield 11.583% due 5/15/11                   348,800
      685,000   B        Sr. Notes, 10.750% due 8/1/11                 530,875
      470,000   B3*     Dobson/Sygnet Communications Inc., Sr.
                         Notes, 12.250% due 12/15/08                   284,350
      335,000   CCC-    Horizon PCS Inc., step bond to yield
                         15.526% due 10/1/10                            18,425
                        Nextel Communications, Inc.:
    2,805,000   B        Sr. Discount Notes, step bond to yield
                           11.188% due 2/15/08                       2,391,262
      600,000   B        Sr. Notes, 9.375% due 11/15/09                517,500
      545,000   CCC+    Nextel Partners Inc., Sr. Notes,
                         12.500% due 11/15/09                          441,450
 ----------------------------------------------------------------------------
                                                                     5,464,725
 ----------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND
                        NOTES (Cost -- $157,962,124)               135,726,463
 ----------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS AND NOTES -- 3.7%
 Cable/Satellite TV -- 0.1%
 450,000/GBP/   Ca*     Telewest Communications PLC, 5.250% due
                         2/19/07 (c)                                   105,646
 ----------------------------------------------------------------------------
 Contract Drilling -- 0.0%
       85,000   B-      Parker Drilling Co., Sub. Notes, 5.500%
                         due 8/1/04                                     75,862
 ----------------------------------------------------------------------------
 Electronic Components -- 0.7%
      840,000   Ba2*    Celestica International Inc., Notes,
                         zero coupon due 8/1/20                        374,850
    1,755,000   Ba3*    Sanmina Corp., Sub. Debentures, zero
                         coupon due 9/12/20                            579,150
      133,000   BB      Solectron Corp., Notes, zero coupon due
                         5/8/20                                         79,467
 ----------------------------------------------------------------------------
                                                                     1,033,467
 ----------------------------------------------------------------------------
 Electronic Production Equipment -- 0.2%
      765,000   CCC+    Amkor Technology Inc., Sub. Notes,
                         5.000% due 3/15/07                            274,444
 ----------------------------------------------------------------------------


                      See Notes to Financial Statements.



      25 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

     FACE
    AMOUNT+      RATING(a)                SECURITY                      VALUE
---------------------------------------------------------------------------------
Medical/Nursing Services -- 0.6%
  1,000,000        B       Total Renal Care Holdings, Inc., Sub.
                            Notes, 7.000% due 5/15/09               $     975,000
--------------------------------------------------------------------------------
Miscellaneous Commercial Services -- 0.4%
    710,000        B+      Interim Services Inc., Sub. Notes,
                            4.500% due 6/1/05                             631,900
--------------------------------------------------------------------------------
Semiconductors -- 1.4%
    995,000        Ba3*    LSI Logic Corp., Sub. Notes, 4.000% due
                            2/15/05                                       837,044
    855,000        B-      TriQuint Semiconductor, Inc., Sub.
                            Notes, 4.000% due 3/1/07                      646,594
    770,000        CCC+    Vitesse Semiconductor Corp., Sub.
                            Debentures, 4.000% due 3/15/05                590,013
--------------------------------------------------------------------------------
                                                                        2,073,651
--------------------------------------------------------------------------------
Specialty Telecommunications -- 0.3%
  1,105,000/EUR/   B+      Colt Telecom Group PLC, 2.000% due
                            4/3/07 (c)                                    460,973
--------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE CORPORATE BONDS
                           AND NOTES (Cost -- $6,809,429)               5,630,943
--------------------------------------------------------------------------------

    SHARES                                SECURITY                      VALUE
---------------------------------------------------------------------------------
COMMON STOCK (g) -- 0.0%
Foods - Major Diversified -- 0.0%
     23,465                Aurora Foods Inc.                               12,906
--------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
        870                McLeodUSA, Inc., Class A Shares                    383
     14,121                Song Networks Holdings, ADR                      1,001
--------------------------------------------------------------------------------
                                                                            1,384
--------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
      5,173                Crown Castle International Corp.                18,106
--------------------------------------------------------------------------------
                           TOTAL COMMON STOCK
                           (Cost -- $180,946)                              32,396
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.1%
Major Telecommunications -- 0.0%
        525                Broadwing Communications Inc., Series
                            B, 12.500% Cumulative Jr. Exchangeable         38,063
--------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
      2,100                Global Crossing Holdings Ltd., 6.750%
                            Cumulative Convertible                             21
--------------------------------------------------------------------------------
Telecommunications Equipment -- 0.0%
      1,500                Motorola Inc., 7.000% due 11/16/04              50,250
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      26 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO


        SHARES                   SECURITY                      VALUE
       -----------------------------------------------------------------
       Wireless Telecommunications -- 0.1%
       7,000      Crown Castle International Corp.,
                   6.250% Convertible                      $     111,125
         279      Dobson Communications Corp., 13.000%
                   Sr. Exchangeable                                6,207
       -----------------------------------------------------------------
                                                                 117,332
       -----------------------------------------------------------------
                  TOTAL PREFERRED STOCK
                  (Cost -- $1,040,797)                           205,666
       -----------------------------------------------------------------

       WARRANTS                  SECURITY                      VALUE
       -----------------------------------------------------------------
       WARRANTS (g) -- 0.0%
       Broadcasting -- 0.0%
       1,950      UIH Australia/Pacific Inc., Expire
                   5/15/06                                            20
       -----------------------------------------------------------------
       Commercial Printing/Forms -- 0.0%
         435      Merrill Corp., Expire 5/1/09                        44
       -----------------------------------------------------------------
       Containers/Packaging -- 0.0%
          80      Pliant Corp., Expire 6/1/10                         90
       -----------------------------------------------------------------
       Internet Software/Services -- 0.0%
       1,545      WAM!NET Inc., Expire 3/1/05 (c)                     15
         430      ZNet Internet Services, Expire 7/1/09
                   (c)                                                 1
       -----------------------------------------------------------------
                                                                      16
       -----------------------------------------------------------------
       Specialty Telecommunications -- 0.0%
         695      GT Group Telecom Inc., Expire 2/1/10 (c)           695
         165      Jazztel PLC, Expire 7/15/10 (c)                      0
         700      RSL Communications Ltd., Expire 11/15/06            98
       -----------------------------------------------------------------
                                                                     793
       -----------------------------------------------------------------
       Wireless Telecommunications -- 0.0%
         350      Horizon PCS Inc., Expire 10/1/10 (c)                18
         925      Iridium World Communications Ltd.,
                   Expire 7/15/05 (c)                                  9
         375      IWO Holdings Inc., Expire 1/15/11 (c)                4
       -----------------------------------------------------------------
                                                                      31
       -----------------------------------------------------------------
                  TOTAL WARRANTS
                  (Cost -- $306,514)                                 994
       -----------------------------------------------------------------

                      See Notes to Financial Statements.


      27 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      SMITH BARNEY HIGH INCOME PORTFOLIO

       FACE
      AMOUNT                            SECURITY                      VALUE
    ------------------------------------------------------------------------------
    REPURCHASE AGREEMENT -- 6.8%
    $10,283,000          Merrill Lynch & Co., Inc., 1.850% due
                          11/1/02; Proceeds at
                          maturity -- $10,283,528; (Fully
                          collateralized by Federal Home Loan
                          Mortgage Corp. Discount Notes, 0.000%
                          due 1/29/03 to 4/30/03; Market
                          value -- $10,488,660)
                          (Cost -- $10,283,000)                   $  10,283,000
    -----------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%
                         (Cost -- $176,582,810**)                 $ 151,879,462
    -----------------------------------------------------------------------

+ Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service.
(b) Security has been issued with attached rights.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security is currently in default.
(e) Payment-in-kind security, all or part of the dividend earned is paid by the issuance of additional bonds.
(f) Security is segregated for extended settlement.
(g) Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  EUR -- Euro.
  GBP -- British Pound.

  See pages 63 and 64 for definitions of ratings.

                      See Notes to Financial Statements.


      28 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT                                        SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 15.6%
U.S. Treasury Obligations -- 12.1%
                       U.S. Treasury Bonds:
$  3,625,000             7.500% due 11/15/16 (a)                                  $   4,674,271
   2,390,000             6.250% due 8/15/23 (a)                                       2,745,233
   2,340,000             6.250% due 5/15/30 (a)                                       2,718,696
       5,000             5.375% due 2/15/31                                               5,279
     660,000           U.S. Treasury Notes, 4.375% due 8/15/12 (b)                      685,369
   2,340,000           U.S. Treasury Strip, zero coupon due 11/15/24 (a)                695,743
-----------------------------------------------------------------------------------------------
                                                                                     11,524,591
-----------------------------------------------------------------------------------------------
U.S. Government Agencies -- 3.5%
                       Federal National Mortgage Association (FNMA):
      63,343             7.500% due 1/1/30 - 10/1/30                                     67,036
     118,132             6.500% due 11/1/30 (c)                                         122,414
                       Government National Mortgage Association (GNMA):
     294,803             8.000% due 12/15/22 - 10/15/26 (b)                             318,986
   1,686,792             7.000% due 1/15/28 - 5/15/28 (b)                             1,774,690
     998,717             6.500% due 8/15/27 - 10/15/28 (b)                            1,042,633
-----------------------------------------------------------------------------------------------
                                                                                      3,325,759
-----------------------------------------------------------------------------------------------
                       TOTAL U.S. GOVERNMENT SECTOR
                       (Cost -- $13,947,857)                                         14,850,350
-----------------------------------------------------------------------------------------------
   FACE
  AMOUNT+    RATING(d)                          SECURITY                              VALUE
-----------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.8%
     420,000   A       Amortizing Residential Collateral Trust, Series 2002-BC1,
                        Class M2, 2.914% due 1/1/32 (b)(e)                              407,433
      16,780   Baa2*   Arc Net Interest Margin Trust, Series 2002-1, Class A,
                        7.750% due 1/27/32 (f)                                           16,777
      25,000   BB+     Chase Commercial Mortgage Securities Corp., Series 2000-3,
                        Class G, 6.887% due 10/15/32 (f)                                 23,664
                       Federal Home Loan Mortgage Corp. (FHLMC):
                         Interest-Only Strips:
      96,294   AAA        Series 216, Class IO, 6.000% due 1/1/32                        17,920
     903,118   AAA        Series 2448, Class SE, 6.300% due 7/15/29 (e)                  49,671
     536,900   AAA        Series 2448, Class SM, 6.200% due 3/15/32 (b)(e)              100,669
                         Principal-Only Strips:
      46,288   AAA        Series 57, Class A, zero coupon due 11/25/23                   46,107
     411,993   AAA        Series 215, Class PO, zero coupon due 6/1/31 (b)              378,711
      65,159   AAA        Series 2154, Class SA, 24.917% due 5/15/29 (e)                 65,586
      90,782   AAA        Series 2398, Class DT, 20.757% due 1/15/32                     92,859
     125,131   AAA        Series 2413, Class SH, 20.367% due 2/15/32 (b)(e)             127,553


                      See Notes to Financial Statements.


      29 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(d)                                SECURITY                                   VALUE
------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.8% (continued)
                          Federal National Mortgage Association (FNMA):
                            Interest-Only Strips:
   848,538        AAA        Series 318, Class 2, 6.000% due 1/1/32 (b)                           $  157,510
   204,300        AAA        Series 2001-58, Class HI, 6.500% due 5/25/26                             14,812
   316,090        AAA        Series 2001-74, Class MI, 6.000% due 12/25/15                            36,550
 1,984,517        AAA        Series 2002-9, Class MS, 6.286% due 3/25/32 (b)(e)                      185,715
   566,515        AAA        Series 2002-29, Class SL, 6.236% due 7/25/29 (e)                         27,529
 1,693,384        AAA        Series 2002-34, Class SB, 6.130% due 4/18/32 (b)(e)                     127,004
   376,045        AAA        Series 2002-39, Class SB, 6.130% due 3/18/32 (e)                         28,203
   778,147        AAA        Series 2002-52, Class SL, 6.186% due 9/25/32 (e)                         70,520
   802,489        AAA        Series 2002-63, Class SN, 6.250% due 10/25/32 (e)                        69,215
                            Principal-Only Strips:
   109,270        AAA        Series 1993-159, Class D, zero coupon due 7/25/23 (b)                   108,382
   133,165        AAA        Series 1996-5, Class PB, zero coupon due 4/25/24 (b)                    124,218
   116,486        AAA        Series 1999-51, Class N, zero coupon due 9/17/29 (b)                    103,090
   250,228        AAA        Series 2001-41, Class KO, zero coupon due 9/25/31 (b)                   248,351
                          Government National Mortgage Association (GNMA):
 1,192,121        AAA       Interest-Only Strip, Series 2001-43, Class SJ,
                             5.770% due 1/20/29 (e)                                                   63,704
   201,960        AAA       Series 2002-49, Class QS, 16.100% due 10/20/29 (b)(e)                    208,662
    48,000        A       NovaStar Capital Securities Trust, Series 2002-C1, Class A,
                           7.150% due 10/25/31 (f)                                                    48,000
 1,954,086/DKK/   Aa2*    NYKredit, 6.000% due 10/1/32 (b)                                           259,568
    56,803        AAA     Rural Housing Trust, Series 1987-1, Class D, 6.330% due 4/1/26              58,702
   100,000        BB      TIAA Commercial Real Estate Securitization, Series 2002-1A, Class IV,
                           6.840% due 5/22/37 (f)                                                     82,390
   238,148        AAA     Wells Fargo Mortgage-Backed Securities Trust, Series 2001-31, Class A5,
                           16.604% due 1/25/32 (b)(e)                                                232,343
------------------------------------------------------------------------------------------------------------
                          TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                          (Cost -- $3,731,892)                                                     3,581,418
------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 5.7%
    76,037        BB+     Asset Backed Funding Corp. NIM Trust, Series 2002-WF1, Class Note,
                           9.320% due 12/26/32 (f)                                                    75,277
   334,000        BBB     Bank One Issuance Trust, Series 2002-C1, Class C1,
                           2.740% due 12/15/09 (b)(e)                                                331,312
                          Bayview Financial Acquisition Trust:
   196,142        A         Series 2001-DA, Class M3, 3.214% due 11/25/31 (e)(f)                     193,798
   250,000        AAA       Series 2002-CA, Class AIO, 14.000% due 10/25/04 (f)                       28,789
   228,000        A       CDC Mortgage Capital Trust, Series 2002-HE1, Class M,
                           3.080% due 1/25/33 (b)(e)                                                 222,847


                      See Notes to Financial Statements.



      30 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT+   RATING(d)                SECURITY                    VALUE
   -------------------------------------------------------------------------
   ASSET-BACKED SECURITIES -- 5.7% (continued)
                         Chase Funding Net Interest Margin Trust:
        60,418  BBB+      Series 2002-1, Class Note, 8.500% due
                            6/27/35 (f)                           $   60,019
       134,590  BBB+      Series 2002-2, Class Note, 8.500% due
                            7/27/35 (f)                              134,590
        47,514  BBB       Series 2002-C1, Class Note, 8.500% due
                            5/27/35 (f)                               48,408
                         Conseco Finance Securitizations Corp.:
       571,000  Aa3*      Series 2000-4, Class A6, 8.310% due
                            5/1/32 (b)                               596,647
       220,000  A2*       Series 2000-6, Class M2, 8.200% due
                            9/1/32 (b)                               184,474
       196,000  BBB       Series 2001-4, Class B1, 9.400% due
                            9/1/33 (b)                               117,600
       660,814  AAA       Series 2002-1, Class A, 6.681% due
                            12/1/32 (b)                              656,838
       250,000  Baa2*    Consumer Credit Reference Index
                          Securities Program, Series 2002-1A,
                          Class A, 3.820% due 3/22/07 (e)(f)         250,547
        70,000  BB+      CS First Boston Mortgage Securities
                          Corp., Series 2002-CKN2, Class H,
                          6.122% due 4/15/37 (f)                      59,523
        50,000  Ba1*     Green Tree Home Improvement Loan Trust,
                          Series 1995-F, Class B2, 7.100% due
                          1/15/21                                     49,483
       451,205  AAA      Greenpoint Manufactured Housing, Series
                          2000-3, Class IA, 8.450% due 6/20/31
                          (b)                                        508,557
        50,577  BBB+     Home Equity Asset Trust, Series
                          2002-1N, Class A, 8.000% due 12/25/32
                          (f)                                         49,312
       215,000  BBB-     LNR CDO Ltd., Series 2002-1A, Class
                          FFL, 4.560% due 7/24/37 (e)(f)             202,772
       250,000  BBB      Madison Avenue Manufactured Housing
                          Contract Trust, Series 2002-A, Class
                          B1, 5.060% due 3/25/32 (e)                 187,500
       117,093  BBB      Mid-State Trust, Series 10, Class B,
                          7.540% due 2/15/36                         116,050
                         Morgan Stanley Capital I:
        51,886  BB        Series 2001-AM1N, Class Note, 12.750%
                            due 2/25/32 (f)                           51,886
        80,000  BBB-      Series 2001-NC3, Class B1, 4.264% due
                            10/25/31 (e)                              78,525
       316,000  BBB-      Series 2001-NC4, Class B1, 4.314% due
                            1/25/32 (b)(e)                           310,519
       133,820  BBB-**    Series 2001-NC4N, Class Note, 8.500%
                            due 1/25/32 (f)                          135,747
       115,000  BBB-      Series 2002-AM2, Class B1, 4.064% due
                            5/25/32 (b)(e)                           111,838
       121,000  A         Series 2002-NC3, Class M2, 3.130% due
                            8/25/32 (b)(e)                           118,372
                         Option One Mortgage Securities Corp.:
       151,485  BBB       Series 2002-1, Class CTFS, 6.750% due
                            2/26/32 (f)                              150,845
       165,406  BBB-      Series 2002-2A, Class CFTS, 8.830% due
                            6/26/32 (f)                              165,354
       275,654  Baa2*    Pass-Through Amortizing Credit Card
                          Trust, Series 2002-1A,
                          Class A4FL, 7.320% due 6/18/12 (f)         275,654
   -------------------------------------------------------------------------
                         TOTAL ASSET-BACKED
                         SECURITIES (Cost -- $5,532,885)           5,473,083
   -------------------------------------------------------------------------



                      See Notes to Financial Statements.


      31 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
     AMOUNT+   RATING(d)                SECURITY                    VALUE
    ------------------------------------------------------------------------
    HIGH-YIELD SECTOR -- 48.3%
    ------------------------------------------------------------------------
    CORPORATE BONDS AND NOTES -- 46.1%
    Advertising -- 0.0%
        39,551   B1*     Adams Outdoor Advertising L.P., Term
                          Loans, Tranche B, 5.339% due 2/8/08 (e) $   39,551
    ------------------------------------------------------------------------
    Aerospace/Defense -- 1.4%
       283,000   B-      Argo-Tech Corp., Guaranteed Sr. Sub.
                          Notes, 8.625% due 10/1/07 (b)              185,365
                         BE Aerospace Inc., Sr. Sub. Notes,
                          Series B:
       250,000   B        8.000% due 3/1/08 (b)                      168,750
        22,000   B        8.875% due 5/1/11                           14,850
       290,000   B-      Decrane Aircraft Holdings Inc.,
                          Guaranteed Sr. Sub. Notes, Series B,
                          12.000% due 9/30/08                        117,450
                         Hexcel Corp.:
        25,000   CCC+     Convertible Sub. Notes, 7.000% due
                            8/1/03                                    20,719
       130,000   CCC+     Sr. Sub. Notes, 9.750% due 1/15/09          85,150
                         L-3 Communications Corp.:
       100,000   BB-      Guaranteed Sr. Sub. Notes, Series B,
                            8.000% due 8/1/08 (a)                    103,500
        80,000   BB-      Sr. Sub. Notes, 8.500% due 5/15/08 (a)      82,800
       240,000   BBB     Lockheed Martin Corp., Bonds, 8.500%
                          due 12/1/29 (b)                            310,243
                         Sequa Corp., Sr. Notes:
       200,000   BB-      9.000% due 8/1/09 (b)                      169,000
        20,000   BB-      Series B, 8.875% due 4/1/08                 16,900
        42,833   NR      United Defense Industries, Inc., Term
                          Loans, Tranche B, 4.300% due 7/1/09 (e)     42,816
    ------------------------------------------------------------------------
                                                                   1,317,543
    ------------------------------------------------------------------------
    Airlines -- 0.5%
        10,000   B       Air Canada, Sr. Notes, 10.250% due
                          3/15/11                                      5,750
       180,000   Ba2*    Calair LLC/Calair Capital Corp.,
                          Guaranteed Sr. Notes, 8.125% due 4/1/08     69,300
        60,000   BB-     Continental Airlines, Inc.,
                          Pass-Through Certificates, Series D,
                          7.568% due 12/1/06                          27,360
                         Delta Air Lines, Inc., Secured
                          Pass-Through Certificates:
        70,000   BBB+     Series 2000-1, Class C, 7.779% due
                            11/18/05                                  49,116
        50,000   BBB+     Series 2002-1, Class C, 7.779% due
                            1/2/12                                    46,675
                         Northwest Airlines, Inc., Guaranteed
                          Notes:
       120,000   B        7.625% due 3/15/05                          53,400
       170,000   B        9.875% due 3/15/07                          73,950
       109,000   CC      United Airlines, Inc., Debentures,
                          9.125% due 1/15/12                          18,530
                         US Airways, Inc., Pass-Through
                          Certificates:
       210,000   CC       Series 93-A2, 9.625% due 9/1/03             96,600
        40,000   CC       Series 93-A3, 10.375% due 3/1/13            20,000
    ------------------------------------------------------------------------
                                                                     460,681
    ------------------------------------------------------------------------


                      See Notes to Financial Statements.



      32 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(d)                                SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------------------
Automotive -- 1.7%
    29,000        Ba2*    American Axle & Manufacturing Inc., Guaranteed Sr. Sub. Notes,
                           9.750% due 3/1/09 (a)                                                 $   31,030
    90,000        B       Asbury Automotive Group, Guaranteed Notes, 9.000% due 6/15/12              76,950
                          Collins & Aikman Products Co.:
   200,000        B1*       Guaranteed Sr. Notes, 10.750% due 12/31/11 (b)                          186,000
    70,000        B         Guaranteed Sr. Sub. Notes, 11.500% due 4/15/06 (a)                       58,275
   160,000        A3*     DaimlerChrysler NA Holding, Guaranteed Notes, 8.500% due 1/18/31 (a)      181,630
                          Dana Corp., Notes:
    30,000        BB        6.250% due 3/1/04 (a)                                                    28,875
    30,000        BB        10.125% due 3/15/10                                                      29,250
     5,000/EUR/   BB        9.000% due 8/15/11                                                        4,250
    73,000        BB        9.000% due 8/15/11 (a)                                                   67,890
    20,000        BB        7.000% due 3/1/29                                                        13,900
                          Dura Operating Corp.:
   136,000        B+        Guaranteed Sr. Notes, Series B, 8.625% due 4/15/12 (b)                  133,280
    52,000        B         Guaranteed Sr. Sub. Notes, Series D, 9.000% due 5/1/09 (a)               45,500
    70,000        D       Exide Corp., Sr. Notes, 10.000% due 4/15/05 (a)(g)                          6,300
    74,000        D**     Federal-Mogul Corp., Notes, 7.750% due 7/1/06 (g)                          11,470
   160,000        BBB     Ford Motor Co., Notes, 7.450% due 7/16/31 (b)                             122,542
    20,000        NR      Hayes Lemmerz International, Inc., Guaranteed Sr. Notes,
                           11.875% due 6/15/06 (f)(g)                                                 9,900
                          Lear Corp.:
    45,000/EUR/   BB+       8.125% due 4/1/08                                                        44,473
                            Guaranteed Sr. Notes, Series B:
   200,000        BB+        7.960% due 5/15/05 (a)                                                 208,000
    40,000        BB+        8.110% due 5/15/09                                                      41,900
    30,000        CCC+    Motor Coach Industries International, Inc., Guaranteed Sr. Sub. Notes,
                           11.250% due 5/1/09                                                        18,450
   152,000        B-      Motors and Gears, Inc., Sr. Notes, Series D, 10.750% due 11/15/06 (b)     129,960
                          Navistar International Inc.:
    50,000        Ba1*      Guaranteed Sr. Notes, Series B, 9.375% due 6/1/06                        45,375
   130,000        Ba2*      Sr. Sub. Notes, Series B, 8.000% due 2/1/08                             100,750
-----------------------------------------------------------------------------------------------------------
                                                                                                  1,595,950
-----------------------------------------------------------------------------------------------------------
Broadcasting -- 1.7%
   185,000        B3*     ACME Television, LLC/ACME Finance Corp., Guaranteed Sr. Discount
                           Notes, Series B, 10.875% due 9/30/04 (a)                                 184,075
   260,000        B       Affinity Group Holding Inc., Sr. Notes, 11.000% due 4/1/07 (b)            252,200
    15,000        B+      EchoStar DBS Corp., Sr. Notes, 9.375% due 2/1/09                           15,075
                          Emmis Communications Corp.:
    35,000        B2*       Guaranteed Sr. Sub. Notes, Series B, 8.125% due 3/15/09 (a)              36,400
    54,000        B-        Sr. Discount Notes, step bond to yield 12.350% due 3/15/11 (a)           42,795


                      See Notes to Financial Statements.


      33 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT+      RATING(d)                               SECURITY                                  VALUE
---------------------------------------------------------------------------------------------------------
Broadcasting -- 1.7% (continued)
                         Granite Broadcasting Corp., Sr. Sub. Notes:
     50,000      Caa3*     10.375% due 5/15/05                                                $    38,750
    140,000      Caa3*     9.375% due 12/1/05 (b)                                                 105,700
     30,000      Caa3*     8.875% due 5/15/08                                                      22,650
     50,000      B-      Gray Television Inc., Guaranteed Sr. Sub. Notes, 9.250% due 12/15/11      52,875
                         LIN Holdings Corp., Sr. Discount Notes:
    280,000      B-        Step bond to yield 11.991% due 3/1/08 (a)                              281,400
     20,000      B-        Step bond to yield 13.690% due 3/1/08 (a)                               20,350
     20,000      CCC+    Pegasus Communications Corp., Sr. Notes, Series B,
                          9.750% due 12/1/06                                                        8,200
     65,000      CCC+    Pegasus Satellite Communications, Inc., Sr. Notes,
                          12.375% due 8/1/06                                                       26,650
                         Sinclair Broadcast Group, Inc., Guaranteed Sr. Sub. Notes:
     75,000      B         9.000% due 7/15/07                                                      78,844
     50,000      B         8.750% due 12/15/07                                                     52,250
     40,000      B         8.750% due 12/15/11                                                     42,200
     70,000      CCC-    Sirius Satellite Radio Inc., Sr. Secured Notes, 14.500% due 5/15/09       27,650
    258,000      CCC+    XM Satellite Radio Inc., Sr. Secured Notes, 14.000% due 3/15/10 (a)      105,780
    190,000      B-      Young Broadcasting Inc., Guaranteed Sr. Sub. Notes,
                          10.000% due 3/1/11 (a)                                                  175,750
------------------------------------------------------------------------------------------------------
                                                                                                1,569,594
------------------------------------------------------------------------------------------------------
Building/Construction -- 1.8%
     50,000      B-      Atrium Cos., Inc., Guaranteed Sr. Sub. Notes, Series B,
                          10.500% due 5/1/09                                                       46,187
     85,000      BB      Beazer Homes USA, Inc., Guaranteed Sr. Notes,
                          8.625% due 5/15/11 (a)                                                   87,125
     56,000      B-      Brand Services Inc., Sr. Sub. Notes, 12.000% due 10/15/12 (f)             55,720
     60,000      B       Building Materials Corp. of America, Guaranteed Sr. Notes,
                          8.000% due 12/1/08                                                       44,100
                         D.R. Horton, Inc.:
      7,000      Ba1*      Guaranteed Sr. Notes, 8.000% due 2/1/09                                  6,930
    100,000      Ba1*      Sr. Notes, 7.875% due 8/15/11 (a)                                       96,250
    130,000      B-      Dayton Superior Corp., Guaranteed Sr. Sub. Notes,
                          13.000% due 6/15/09                                                     102,050
                         Del Webb Corp., Sr. Sub. Debentures:
     70,000      BB+       9.375% due 5/1/09                                                       74,375
     30,000      BB+       10.250% due 2/15/10                                                     32,850
                         K. Hovnanian Enterprises, Inc.:
    100,000      BB-       Guaranteed Sr. Notes, 8.000% due 4/1/12                                 91,250
     10,000      B         Guaranteed Sr. Sub. Notes, 8.875% due 4/1/12 (a)                         9,150
    140,000      BB-     KB Home, Sr. Sub. Notes, 9.500% due 2/15/11 (b)                          145,950
                         Lennar Corp.:
     70,000      BB+       Guaranteed Sr. Notes, Series B, 9.950% due 5/1/10                       76,650


                      See Notes to Financial Statements.


      34 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(d)                               SECURITY                                  VALUE
----------------------------------------------------------------------------------------------------------
Building/Construction -- 1.8% (continued)
    60,000        BB+       Sr. Notes, 7.625% due 3/1/09                                        $   61,050
    20,000        BB+     M.D.C. Holdings, Inc., Sr. Notes, 8.375% due 2/1/08                       20,500
                          Nortek Inc., Series B:
                            Sr. Notes:
    30,000        B+         9.125% due 9/1/07                                                      29,550
    70,000        B+         8.875% due 8/1/08                                                      68,250
    20,000        B-        Sr. Sub. Notes, 9.875% due 6/15/11                                      18,950
                          Owens Corning:
   200,000        D**       Bonds, 7.500% due 8/1/18 (a)(g)                                         51,000
   137,000        D**       Notes, 7.500% due 5/1/05 (a)(g)                                         34,935
                          Ryland Group, Inc.:
    10,000        BB+       Sr. Notes, 9.750% due 9/1/10                                            10,875
   170,000        BB-       Sr. Sub. Notes, 8.250% due 4/1/08 (b)                                  168,300
                          Schuler Homes Inc.:
    30,000        Ba2*      Guaranteed Notes, 10.500% due 7/15/11 (a)                               30,075
    50,000        Ba1*      Guaranteed Sr. Notes, 9.000% due 4/15/08                                50,000
    60,000        BB      Standard Pacific Corp., Sr. Notes, 9.500% due 9/15/10 (a)                 61,500
                          Terex Corp., Guaranteed Sr. Sub. Notes:
    88,000        B         8.875% due 4/1/08 (a)                                                   75,680
    55,000        B         Series B, 10.375% due 4/1/11 (a)                                        50,050
   150,000        NR      Washington Group International, Inc., Guaranteed Sr. Notes,
                           11.000% due 7/1/10 (f)(g)                                                 6,000
    70,000        Ba3*    WCI Communities, Inc., Guaranteed Sr. Sub. Notes, 9.125% due 5/1/12       58,275
----------------------------------------------------------------------------------------------------------
                                                                                                 1,663,577
----------------------------------------------------------------------------------------------------------
Business Services -- 0.7%
                          Iron Mountain Inc.:
    50,000        B         Guaranteed Sr. Notes, 8.125% due 5/15/08                                51,500
   305,000        B         Guaranteed Sr. Sub. Notes, 8.625% due 4/1/13 (b)                       319,487
   100,000        CC      Key3Media Group, Inc., Guaranteed Sr. Sub. Notes, 11.250% due 6/15/11      3,000
    42,000        B       MDP Acquisitions PLC, Sub. Notes, 15.500% due 10/1/13 (f)(h)(i)           42,210
   120,000        C       Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                           11.000% due 11/1/06                                                      24,600
    30,000        B+      Xerox Capital (Europe) PLC, Guaranteed Notes, 5.875% due 5/15/04          26,250
                          Xerox Corp.:
    90,000        B+        Notes, 5.500% due 11/15/03 (a)                                          84,150
                            Sr. Notes:
    60,000/EUR/   B+         9.750% due 1/15/09                                                     45,155
    90,000        B+         9.750% due 1/15/09 (f)                                                 77,175
    10,000        B+      Xerox Credit Corp., Notes, 6.100% due 12/16/03                             8,907
----------------------------------------------------------------------------------------------------------
                                                                                                   682,434
----------------------------------------------------------------------------------------------------------
Cable -- 0.8%
                          Adelphia Communications Corp.:
    60,000        NR        Notes, Series B, 9.875% due 3/1/05 (g)                                  19,800


                      See Notes to Financial Statements.



      35 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT+   RATING(d)                                 SECURITY                                   VALUE
--------------------------------------------------------------------------------------------------------
Cable -- 0.8% (continued)
                        Sr. Notes:
     24,000   Caa2*      7.875% due 5/1/09 (a)(g)                                              $   7,920
     17,000   NR         9.375% due 11/15/09 (g)                                                   5,780
    185,000   Caa2*      10.875% due 10/1/10 (a)(g)                                               61,975
      4,000   NR         Series B, 8.375% due 2/1/08 (g)                                           1,340
                      Charter Communications Holdings LLC/Charter Communications
                       Holdings Capital Corp:
                         Sr. Discount Notes:
     70,000   B3*         Step bond to yield 20.200% due 1/15/10                                  19,950
    213,000   B-          Step bond to yield 11.001% due 5/15/11                                  52,185
                         Sr. Notes:
     20,000   B-          8.250% due 4/1/07                                                        8,700
    295,000   B-          8.625% due 4/1/09 (a)                                                  128,325
     60,000   B3*         10.000% due 4/1/09                                                      25,950
    105,000   B-          9.625% due 11/15/09                                                     45,413
     50,000   B-          11.125% due 1/15/11 (a)                                                 22,375
     47,000   BB-     CSC Holdings Inc., Sr. Notes, 7.875% due 12/15/07                           39,127
                      Diamond Cable Communications PLC, Sr. Discount Notes:
     40,000   Ca*       11.750% due 12/15/05 (g)                                                   3,000
    235,000   Ca*       10.750% due 2/15/07 (g)                                                   17,625
    120,000   D       FLAG Ltd., Sr. Notes, 8.250% due 1/30/08 (g)                                 3,000
     60,000   NR      FrontierVision Operating Partners, L.P., Term Loans, Tranche B,
                       6.275% due 3/31/06 (e)                                                     50,400
     30,000   B-      Insight Communications Co., Inc., Sr. Discount Notes, step bond to yield
                       28.295% due 2/15/11                                                        11,550
     15,000   NR      KNOLOGY Holdings, Inc., Sr. Discount Notes, 13.000% due 10/15/07             5,625
                      NTL Communications Corp.:
     60,000   Ca*       Sr. Deferred Coupon Notes, step bond to yield 22.545% due 10/1/08 (g)      3,600
    130,000   Ca*       Sr. Notes, Series B, 11.875% due 10/1/10 (a)(g)                            9,750
                      NTL Inc.:
                        Sr. Deferred Coupon Notes:
    100,000   Ca*        Series A, 12.750% due 4/15/05 (g)                                         7,500
     80,000   Ca*        Series B, 11.500% due 2/1/06 (g)                                          6,000
     50,000   Ca*       Sr. Notes, Series B, 10.000% due 2/15/07 (a)(g)                            3,750
     80,000   CCC-    ONO Finance PLC, Guaranteed Sr. Notes, 13.000% due 5/1/09 (a)               18,000
                      Rogers Cablesystems Ltd.:
     20,000   Ba1*      Guaranteed Sr. Sub. Debentures, 11.000% due 12/1/15                       18,900
    100,000   BBB-      Sr. Secured Second Priority Notes, Series B, 10.000% due 3/15/05          99,500
                      Telewest Communications PLC:
     20,000   Ca*       Sr. Debentures, 9.625% due 10/1/06 (g)                                     2,400
    290,000   Ca*       Sr. Discount Debentures, 11.000% due 10/1/07 (a)(g)                       34,800
--------------------------------------------------------------------------------------------------------
                                                                                                 734,240
--------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      36 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(d)                                SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------------
Chemicals -- 2.9%
   150,000        B+      Acetex Corp., Sr. Notes, 10.875% due 8/1/09 (a)                        $158,250
    30,000        Ba2*    Airgas, Inc., Guaranteed Sr. Sub. Notes, 9.125% due 10/1/11              32,025
   100,000        B       Applied Extrusion Technologies, Inc., Guaranteed Sr. Notes, Series B,
                           10.750% due 7/1/11                                                      60,500
   160,000        B-      Avecia Group PLC, Guaranteed Sr. Notes, 11.000% due 7/1/09 (a)          135,200
                          Equistar Chemicals, L.P./Equistar Funding Corp.:
   214,000        BB        Guaranteed Sr. Notes, 10.125% due 9/1/08 (a)                          193,670
    26,000        BB        Notes, 8.375% due 2/15/09                                              21,609
    50,000        BBB-    Ferro Corp., Sr. Notes, 9.125% due 1/1/09                                52,450
    30,000        BB-     Georgia Gulf Corp., Guaranteed Sr. Sub. Notes, 10.375% due 11/1/07 (a)   32,550
   248,000        Ba2*    Hercules Inc., Guaranteed Sr. Notes, 11.125% due 11/15/07 (b)           274,350
                          Huntsman Corp., Term Loans:
    49,684        NR        Tranche A, 5.186% due 7/1/07 (e)                                       37,511
    23,834        NR        Tranche B, 5.186% due 7/1/07 (e)                                       17,995
                          Huntsman ICI Chemicals LLC:
   205,000        B-        Guaranteed Sr. Sub. Notes, 10.125% due 7/1/09 (b)                     160,925
   170,000        B-        Sr. Discount Notes, zero coupon due 12/31/09                           34,850
    30,000/EUR/   B-      Huntsman International LLC, Sr. Sub. Notes, 10.125% due 7/1/09           20,500
                          IMC Global Inc., Guaranteed Sr. Notes, Series B:
   155,000        Ba2*      10.875% due 6/1/08 (b)                                                167,400
    70,000        Ba2*      11.250% due 6/1/11                                                     75,600
   200,000        BB-     ISP Chemco Inc., Guaranteed Sr. Sub. Notes, Series B,
                           10.250% due 7/1/11 (b)                                                 204,000
                          Lyondell Chemical Co.:
   115,000        BB        Debentures, 9.800% due 2/1/20                                          86,825
   221,000        BB        Guaranteed Sr. Secured Notes, Series A, 9.625% due 5/1/07 (b)         211,608
   125,000        B+        Guaranteed Sr. Sub. Notes, 10.875% due 5/1/09 (a)                     106,563
    20,000        BB        Secured Notes, 11.125% due 7/15/12                                     19,800
    40,000/EUR/   B+      Messer Griesheim Holding AG, Sr. Notes, 10.375% due 6/1/11               41,230
                          Millennium America, Inc.:
    30,000        BBB-      Guaranteed Sr. Notes, 7.000% due 11/15/06                              28,200
   170,000        BBB-      Guaranteed Sr. Sub. Notes, 9.250% due 6/15/08 (a)                     171,700
    80,000        B       Noveon, Inc., Guaranteed Sr. Sub. Notes, Series B, 11.000% due 2/28/11   86,000
   190,000        B-      OM Group, Inc., Guaranteed Notes, 9.250% due 12/15/11                    75,050
    45,540        NR      PCI Chemicals Canada, Inc., Sr. Secured Notes, 10.000% due 12/31/08      28,292
    61,846        NR      Pioneer Cos., Inc., Sr. Secured Notes, 5.298% due 12/31/06 (e)           37,726
                          Polymer Group Inc., Guaranteed Sr. Sub. Notes, Series B:
    50,000        NR        9.000% due 7/1/07 (a)(g)                                                8,750
    10,000        NR        8.750% due 3/1/08 (g)                                                   1,750
    90,000        B+      Scotts Co., Guaranteed Sr. Sub. Notes, 8.625% due 1/15/09                94,050


                      See Notes to Financial Statements.



      37 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(d)                             SECURITY                                 VALUE
-------------------------------------------------------------------------------------------------------
Chemicals -- 2.9% (continued)
                          Sterling Chemicals Holdings, Inc.:
    80,000        NR        Guaranteed Sr. Secured Notes, Series B, 12.375% due 7/15/06 (g)  $   84,600
   105,000        NR        Sr. Secured Discount Notes, 13.500% due 8/15/08 (g)                     525
    40,000        CCC+    Texas Petrochemical Corp., Sr. Sub. Notes, 11.125% due 7/1/06          25,400
------------------------------------------------------------------------------------------------------
                                                                                              2,787,454
------------------------------------------------------------------------------------------------------
Consumer Products and Services -- 2.0%
                          Alderwoods Group, Inc.:
   243,500        NR        Guaranteed Sr. Notes, 12.250% due 1/2/09 (b)                        226,455
     2,500        NR        Guaranteed Sr. Secured Notes, 11.000% due 1/2/07                      2,513
    70,000        B2*     Armkel, LLC/Armkel Finance, Inc., Sr. Sub. Notes,
                           9.500% due 8/15/09                                                    75,075
                          Coinmach Corp.:
   140,000        B         Sr. Notes, 9.000% due 2/1/10 (b)                                    144,900
    39,400        NR        Term Loans, Tranche B, 4.667% due 7/25/09 (e)                        39,459
                          Derby Cycle Corp., Sr. Notes:
   187,046/EUR/   NR        9.375% due 5/15/08 (g)                                                1,903
   155,074        NR        10.000% due 5/15/08 (g)                                               3,101
                          Elizabeth Arden, Inc.:
    30,000        CCC+      Guaranteed Sr. Notes, Series D, 10.375% due 5/15/07                  25,950
    30,000        CCC+      Sr. Notes, Series B, 10.375% due 5/15/07 (a)                         26,850
   129,000        B-      ICON Health & Fitness, Inc., Guaranteed Sr. Sub. Notes,
                           11.250% due 4/1/12 (f)                                               116,745
   180,000        B       Jostens, Inc., Sr. Sub. Notes, 12.750% due 5/1/10 (a)                 200,700
   100,000        B       Playtex Products, Inc. Guaranteed Sr. Sub. Notes,
                           9.375% due 6/1/11                                                    107,000
                          Revlon Consumer Products Corp., Sr. Notes:
    65,000        CCC       8.125% due 2/1/06                                                    32,175
    68,000        CCC       9.000% due 11/1/06                                                   33,660
   180,000        B       Royster-Clark, Inc., Guaranteed Secured First Mortgage Notes,
                           10.250% due 4/1/09 (b)                                               126,900
    70,000        BB      Russell Corp., Sr. Notes, 9.250% due 5/1/10 (f)                        72,450
   256,000        B-      Sealy Mattress Co., Guaranteed Sr. Sub. Notes, Series B,
                           9.875% due 12/15/07 (a)                                              234,240
                          Service Corp. International:
    30,000        BB-       Debentures, 7.875% due 2/1/13                                        25,050
                            Notes:
   182,000        BB-        6.000% due 12/15/05 (b)                                            156,520
    21,000        BB-        7.700% due 4/15/09 (a)                                              17,850
    57,000        BB-        7.700% due 4/15/09 (f)                                              48,450
   130,000        B+      Stewart Enterprises Inc., Guaranteed Sr. Sub. Notes,
                           10.750% due 7/1/08 (a)                                               140,400
------------------------------------------------------------------------------------------------------
                                                                                              1,858,346
------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      38 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                            SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Electronics -- 0.2%
   100,000   B1*     Amkor Technology, Inc., Sr. Notes, 9.250% due 5/1/06            $ 84,000
    20,000   Ba3*    Moog Inc., Sr. Sub. Notes, Series B, 10.000% due 5/1/06           20,200
    60,000   B3*     On Semiconductor Corp., Guaranteed Sr. Secured Notes,
                      12.000% due 5/15/08 (f)                                          36,900
    40,000   CCC+    SCG Holding Corp./Semiconductor Components Industries, LLC,
                      Guaranteed Sr. Sub. Notes, 12.000% due 8/1/09                    15,000
---------------------------------------------------------------------------------------------
                                                                                      156,100
---------------------------------------------------------------------------------------------
Energy -- 3.8%
   120,000   B+      Belco Oil & Gas Corp., Sr. Sub. Notes, Series B,
                      8.875% due 9/15/07 (b)                                          124,200
                     Chesapeake Energy Corp.:
    35,000   B+        Guaranteed Notes, 8.375% due 11/1/08                            35,962
                       Guaranteed Sr. Notes:
   155,000   B+         8.125% due 4/1/11 (b)                                         158,875
    11,000   B+         9.000% due 8/15/12                                             11,550
     6,000   B+        Sr. Notes, Series B, 8.500% due 3/15/12                          6,105
   140,000   B2*     Comstock Resources, Inc., Guaranteed Sr. Notes,
                      11.250% due 5/1/07 (b)                                          146,300
   125,000   A-      Conoco Funding Co., Guaranteed Notes, 6.350% due 10/15/11 (b)    137,757
    75,000   A-      Conoco Inc., Sr. Notes, 6.950% due 4/15/29                        82,629
    20,000   B       Denbury Resources Inc., Guaranteed Sr. Sub. Notes, Series B,
                      9.000% due 3/1/08                                                20,450
                     El Paso Energy Partners, L.P., Guaranteed Sr. Sub. Notes:
    27,000   BB-       8.500% due 6/1/11 (f)                                           24,165
    85,000   BB-       Series B, 8.500% due 6/1/11 (a)                                 76,075
    70,000   B       Encore Acquisition Co., Guaranteed Sr. Notes,
                      8.375% due 6/15/12 (f)                                           71,400
                     Forest Oil Corp., Sr. Notes:
   120,000   BB        8.000% due 6/15/08 (b)                                         127,800
    50,000   BB        8.000% due 12/15/11                                             53,000
   112,000   BB-     Leviathan Gas Pipe Line Partners, L.P./Leviathan Finance Corp.,
                      Guaranteed Sr. Sub. Notes, Series B, 10.375% due 6/1/09 (b)     108,080
    40,000   B+      Magnum Hunter Resources, Inc., Guaranteed Notes,
                      9.600% due 3/15/12                                               42,200
    80,000   CCC+    Mission Resources Corp., Guaranteed Sr. Sub. Notes, Series C,
                      10.875% due 4/1/07                                               48,400
   120,000   BB+     Newfield Exploration Co., Sr. Notes, 7.625% due 3/1/11 (a)       127,906
    95,000   B+      Parker Drilling Co., Guaranteed Sr. Notes, Series B,
                      10.125% due 11/15/09                                             92,625
    73,000   B+      Peabody Energy Co., Guaranteed Sr. Sub. Notes, Series B,
                      9.625% due 5/15/08                                               77,015
   210,000   BBB+    Petronas Capital Ltd., 7.000% due 5/22/12 (f)                    228,750


                      See Notes to Financial Statements.



      39 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                              SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Energy -- 3.8% (continued)
                     Pioneer Natural Resources Co., Guaranteed Sr. Notes:
    17,000   BB+       6.500% due 1/15/08                                               $   17,310
   370,000   BB+       9.625% due 4/1/10 (b)                                               434,175
    57,000   BB      Plains All American Pipeline L.P./PAA Finance Corp., Sr. Notes,
                      7.750% due 10/15/12 (f)                                               58,425
    90,000   B       Plains Exploration & Production Co., Sr. Sub. Notes,
                      8.750% due 7/1/12 (f)                                                 90,450
    70,000   BB      Pogo Producing Co., Sr. Sub. Notes, Series B,
                      8.250% due 4/15/11 (a)                                                73,500
   140,000   BB      Pride International, Inc., Sr. Notes, 9.375% due 5/1/07 (a)           147,000
   210,000   Baa1*   Progress Energy Inc., Sr. Notes, 7.100% due 3/1/11 (b)                215,641
    60,000   NR      Seven Seas Petroleum Inc., Sr. Notes, Series B,
                      12.500% due 5/15/05                                                    3,300
                     Stone Energy Corp.:
    50,000   B+        Guaranteed Sr. Sub. Notes, 8.750% due 9/15/07 (a)                    52,000
    80,000   B+        Sr. Sub. Notes, 8.250% due 12/15/11                                  82,800
    70,000   B       Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                    64,050
   180,000   BB      Tiverton Power Associates L.P./Rumford Power Associates L.P.,
                      Pass-Through Certificates, 9.000% due 7/15/18 (f)                     95,565
                     Vintage Petroleum, Inc.:
    80,000   BB-       Sr. Notes, 8.250% due 5/1/12                                         82,000
                       Sr. Sub. Notes:
   110,000   B1*        9.750% due 6/30/09 (b)                                             113,575
    20,000   B1*        7.875% due 5/15/11                                                  18,950
   110,000   Ba2*    Westar Energy Inc., Sr. Notes, 7.125% due 8/1/09                       88,406
    70,000   B+      Westport Resources Corp., Guaranteed Sr. Sub. Notes,
                      8.250% due 11/1/11                                                    72,975
    80,000   NR      XCL Ltd., Sr. Secured Discount Notes, 13.500% due 5/1/04 (f)(g)(i)     24,400
                     XTO Energy, Inc.:
    80,000   BB        Sr. Notes, 7.500% due 4/15/12 (b)                                    85,200
    20,000   BB-       Sr. Sub. Notes, Series B, 8.750% due 11/1/09                         20,950
--------------------------------------------------------------------------------------------------
                                                                                         3,641,916
--------------------------------------------------------------------------------------------------
Entertainment -- 0.8%
    70,000   CCC+    AMC Entertainment Inc., Sr. Sub. Notes, 9.500% due 2/1/11 (a)          62,475
   150,000   B-      Cinemark USA Inc., Sr. Sub. Notes, Series B,
                      9.625% due 8/1/08 (a)                                                145,875
                     Pinnacle Entertainment:
    55,000   CCC+      Guaranteed Sr. Sub. Notes, Series B, 9.250% due 2/15/07              47,025
    32,000   CCC+      Sr. Sub. Notes, Series B, 9.500% due 8/1/07                          27,360
    70,000   B       Regal Cinemas, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      9.375% due 2/1/12 (a)                                                 73,500
                     Six Flags Inc.:
    22,000   B         Sr. Discount Notes, 10.000% due 4/1/08                               19,745


                      See Notes to Financial Statements.



      40 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                             SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Entertainment -- 0.8% (continued)
                       Sr. Notes:
   120,000   B          9.750% due 6/15/07 (a)                                        $  111,600
   198,000   B          9.500% due 2/1/09 (a)                                            179,685
    60,000   B          8.875% due 2/1/10                                                 52,800
------------------------------------------------------------------------------------------------
                                                                                         720,065
------------------------------------------------------------------------------------------------
Environmental Services -- 1.2%
                     Allied Waste Industries, Inc.:
   370,000   BB-       Debentures, 7.400% due 9/15/35 (b)                                278,871
    40,000   BB-       Sr. Notes, 6.375% due 1/15/08                                      34,351
                     Allied Waste North America, Inc.:
                       Guaranteed Sr. Notes, Series B:
    42,000   BB-        8.875% due 4/1/08                                                 41,790
    11,000   BB-        7.875% due 1/1/09                                                 10,505
                       Guaranteed Sr. Sub. Notes, Series B:
   151,000   BB-        8.500% due 12/1/08 (b)                                           147,980
   300,000   B+         10.000% due 8/1/09 (a)                                           289,500
   296,293   NR        Term Loans, Tranche B, 4.598% due 6/30/06 (e)                     284,018
    83,000   B-      IESI Corp., Sr. Sub. Notes, 10.250% due 6/15/12 (f)                  75,945
    20,000   BBB     Waste Management Inc., Sr. Notes, 7.375% due 8/1/10                  21,035
------------------------------------------------------------------------------------------------
                                                                                       1,183,995
------------------------------------------------------------------------------------------------
Financial Services -- 2.1%
    57,000   A-      ABB Finance Inc., Guaranteed Sr. Medium-Term Notes, Series E,
                      6.750% due 6/3/04                                                   31,236
    10,000   NR      ACME Intermediate Holdings, LLC/ACME Intermediate Finance, Inc.,
                      12.000% due 9/30/05                                                  8,750
   150,000   Caa3*   Amresco Inc., Sr. Sub. Notes, Series 97-A,
                      10.000% due 3/15/04 (g)                                             33,000
   200,000   Ba3*    Chevy Chase Savings Bank, Sub. Debentures,
                      9.250% due 12/1/05 (b)                                             199,000
                     Conseco, Inc., Guaranteed Sr. Notes:
    80,000   Ca*       8.750% due 8/9/06 (f)(g)                                           15,200
    40,000   Ca*       10.750% due 6/15/09 (f)                                             7,600
   100,000   Aaa*    Fannie Mae, Notes, Series B, 7.125% due 1/15/10 (b)                 120,165
   479,000   NR      Finova Group, Inc., Notes, 7.500% due 11/15/09 (b)                  143,700
                     Ford Motor Credit Co., Notes:
    30,000   A3*       7.375% due 10/28/09                                                27,193
    14,000   A3*       7.875% due 6/15/10                                                 13,019
     5,000   A3*       7.250% due 10/25/11                                                 4,376
   220,000   A2*     General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31 (b)      196,943
    58,000   NR      Imperial Credit Industries, Inc., Sr. Secured Notes,
                      12.000% due 6/30/05                                                  4,640


                      See Notes to Financial Statements.



      41 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(d)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
Financial Services -- 2.1% (continued)
   130,000        BB+     iStar Financial Inc., Sr. Notes, 8.750% due 8/15/08 (b)             $  132,264
   112,000        NR      Lodgian Financing Corp., Guaranteed Sr. Sub. Notes,
                           12.250% due 7/15/09 (g)                                                61,320
    90,000/EUR/   B       MDP Acquisitions PLC, Sr. Notes, 10.125% due 9/30/12                    87,547
   250,000        Ca*     Nationwide Credit, Inc., Sr. Notes, Series A,
                           10.250% due 1/15/08 (g)                                                 5,938
   140,000        B3*     Ocwen Capital Trust I, Guaranteed Capital Securities,
                           10.875% due 8/1/27 (b)                                                109,900
   314,000        NR      Reliance Group Holdings, Inc., Sr. Notes, 9.000% due 11/15/49 (g)        3,140
   145,000        B       Resource America Inc., Sr. Notes, 12.000% due 8/1/04 (b)               146,450
   430,000        BBB-    Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06 (b)           481,600
    40,000        BB      Webster Capital Trust I, Capital Securities, 9.360% due 1/29/27 (f)     39,369
    90,000        BB-     Western Financial Bank, Sub. Debentures, 9.625% due 5/15/12             85,050
--------------------------------------------------------------------------------------------------------
                                                                                               1,957,400
--------------------------------------------------------------------------------------------------------
Food and Beverage -- 1.3%
   190,000        Caa2*   Archibald Candy Corp., Guaranteed Sr. Secured Notes,
                           10.250% due 7/1/04 (g)                                                 94,050
   190,000        CCC     Aurora Foods Inc., Sr. Sub. Notes, Series D, 9.875% due 2/15/07         85,500
                          Constellation Brands Inc., Guaranteed Sr. Sub. Notes:
    30,000        Ba3*      8.500% due 3/1/09 (a)                                                 31,725
   140,000        Ba3*      Series B, 8.125% due 1/15/12 (a)                                     146,650
    40,000        B-      Del Monte Corp., Guaranteed Sr. Sub. Notes, Series B,
                           9.250% due 5/15/11                                                     40,000
   120,000        B-      Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07                  88,800
    10,000        B3*     Eagle Family Foods, Inc., Guaranteed Sr. Sub. Notes, Series B,
                           8.750% due 1/15/08                                                      6,700
                          Fleming Cos., Inc.:
                            Guaranteed Sr. Notes:
    97,000        B+         10.125% due 4/1/08 (a)                                               82,935
    59,000        B+         9.250% due 6/15/10                                                   48,675
    49,000        B         Sr. Sub. Notes, 9.875% due 5/1/12 (c)(f)                              27,930
    61,000        B+      Land O' Lakes, Inc., Sr. Notes, 8.750% due 11/15/11                     33,855
   120,000        B-      Premier International Foods PLC, Sr. Notes, 12.000% due 9/1/09 (b)     124,650
   210,000        BB      Premium Standard Farms, Inc., Sr. Notes, 9.250% due 6/15/11 (a)        145,950
   154,000        Caa2*   RAB Enterprises, Inc., Guaranteed Sr. Notes, 10.500% due 5/1/05         77,770
   135,490        NR      Suiza Foods Corp., Term Loans, Tranche B, 4.050% due 7/15/08 (b)(e)    135,185
    40,000        B       TravelCenters of America Inc., Guaranteed Sr. Sub. Notes,
                           12.750% due 5/1/09                                                     41,200
   180,000        NR      Vlasic Foods International Inc., Sr. Sub. Notes, Series B,
                           10.250% due 7/1/09 (g)                                                 32,400
--------------------------------------------------------------------------------------------------------
                                                                                               1,243,975
--------------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      42 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                              SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Healthcare -- 3.0%
   130,000   B-      ALARIS Medical, Inc., Sr. Discount Notes, step bond to yield
                      21.755% due 8/1/08 (b)                                            $109,200
   129,000   B+      ALARIS Medical Systems, Inc., Sr. Secured Notes, Series B,
                      11.625% due 12/1/06 (b)                                            143,835
    91,000   B-      Alliance Imaging, Inc., Sr. Sub. Notes, 10.375% due 4/15/11          95,550
    70,000   B       Bio-Rad Laboratories, Inc., Sr. Sub. Notes, 11.625% due 2/15/07      78,488
   150,000   BB-     Biovail Corp., Sr. Sub. Notes, 7.875% due 4/1/10 (b)                151,500
    20,000   BB      Caremark Rx, Inc., Sr. Notes, 7.375% due 10/1/06                     20,000
   100,000   B       DaVita Inc., Convertible Sub. Notes, 7.000% due 5/15/09 (b)          97,500
    80,000   B2*     Extendicare Health Services Inc., Sr. Notes, 9.500% due 7/1/10 (f)   78,800
     5,148   B1*     Genesis Health Ventures Inc., Sr. Secured Notes,
                      6.806% due 4/2/07 (e)                                                5,122
                     Hanger Orthopedic Group, Inc., Guaranteed Sr. Notes:
   105,000   B2*       10.375% due 2/15/09 (b)                                           112,875
    25,000   B3*       11.250% due 6/15/09                                                26,625
                     HCA Inc.:
    50,000   BBB-      Debentures, 8.360% due 4/15/24                                     51,438
                       Notes:
    60,000   BBB-       7.250% due 5/20/08                                                64,327
    50,000   BBB-       7.690% due 6/15/25                                                48,259
                     HEALTHSOUTH Corp.:
   130,000   B+        Convertible Sub. Debentures, 3.250% due 4/1/03 (b)                125,125
   146,000   BB        Notes, 7.625% due 6/1/12 (b)                                      116,070
                       Sr. Notes:
    67,000   BB         8.500% due 2/1/08 (a)                                             55,610
    37,000   BB         8.375% due 10/1/11 (a)                                            29,785
    53,000   B3*     IASIS Healthcare Corp., Guaranteed Sr. Sub. Notes,
                      13.000% due 10/15/09                                                54,325
    16,000   B-      InSight Health Services Corp., Sr. Sub. Notes, Series B,
                      9.875% due 11/1/11                                                  15,600
   260,000   NR      Integrated Health Services, Inc., Sr. Sub. Notes, Series A,
                      9.500% due 9/15/07 (g)                                               6,500
   175,000   B3*     Kinetic Concepts Inc., Guaranteed Sr. Sub. Notes, Series B,
                      9.625% due 11/1/07 (b)                                             174,125
                     Magellan Health Services, Inc.:
    43,000   CCC       Sr. Notes, 9.375% due 11/15/07 (f)                                 27,735
   154,000   CC        Sr. Sub. Notes, 9.000% due 2/15/08                                 26,950
   110,000   NR      Mediq Inc., Sr. Discount Debentures, step bond to yield
                      14.700% due 6/1/09 (g)                                                  11
   140,000   NR      Mediq/PRN Life Support Services, Inc., Guaranteed Sr. Sub. Notes,
                      11.000% due 6/1/08 (g)                                               1,400
   116,000   B-      Medquest Inc., Sr. Sub. Notes, 11.875% due 8/15/12 (f)              116,000
   330,000   NR      Multicare Cos., Inc., Sr. Sub. Notes, 9.000% due 8/1/07 (g)           6,600


                      See Notes to Financial Statements.



      43 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                             SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Healthcare -- 3.0% (continued)
   100,000   BB+     Omnicare, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      8.125% due 3/15/11                                              $  106,500
   204,000   B+      PacifiCare Health System, Guaranteed Sr. Notes,
                      10.750% due 6/1/09 (b)                                             213,180
   148,000   B+      Rotech Healthcare, Inc., Sr. Sub. Notes, 9.500% due 4/1/12 (f)      140,600
                     Triad Hospitals, Inc., Series B:
    30,000   B1*       Guaranteed Sr. Notes, 8.750% due 5/1/09                            31,950
   330,000   B2*       Guaranteed Sr. Sub. Notes, 11.000% due 5/15/09 (a)                367,950
    82,000   B-      Vanguard Health Systems Inc., Guaranteed Sr. Sub. Notes,
                      9.750% due 8/1/11                                                   77,900
   120,000   BB-     Ventas Realty L.P./Ventas Capital Corp., Guaranteed Sr. Notes,
                      9.000% due 5/1/12 (b)                                              118,800
------------------------------------------------------------------------------------------------
                                                                                       2,896,235
------------------------------------------------------------------------------------------------
Hotel/Casino -- 4.5%
    90,000   NR      Aladdin Gaming Holdings, LLC/Aladdin Capital Corp., Sr. Discount
                      Notes, Series B, step bond to yield 34.027% due 3/1/10 (g)           2,250
    60,000   B       Ameristar Casinos, Inc., Guaranteed Sr. Sub. Notes,
                      10.750% due 2/15/09 (a)                                             65,100
                     Argosy Gaming Co.:
   120,000   B+        Guaranteed Sr. Notes, 10.750% due 6/1/09                          132,600
    10,000   B+        Sr. Sub. Notes, 9.000% due 9/1/11                                  10,575
                     Boyd Gaming Corp., Sr. Sub. Notes:
    10,000   B+        9.500% due 7/15/07                                                 10,375
   130,000   B+        8.750% due 4/15/12 (b)                                            133,250
    50,000   BB-     Chumash Casino & Resort Enterprise, Sr. Notes,
                      9.000% due 7/15/10 (f)                                              52,313
                     FelCor Lodging L.P., Guaranteed Sr. Notes:
   220,000   BB-       9.500% due 9/15/08 (a)                                            217,250
    60,000   BB-       8.500% due 6/1/11                                                  55,950
    61,443   NR      Fitzgeralds Gaming Corp., Guaranteed Sr. Notes, Series B,
                      12.250% due 12/15/04 (g)                                             4,608
   123,000   B       Herbst Gaming, Inc., Sr. Secured Notes, Series B,
                      10.750% due 9/1/08 (b)                                             127,920
    83,000   BBB-    Hilton Hotels Corp., Sr. Notes, 8.250% due 2/15/11                   84,800
                     HMH Properties, Inc.:
   638,000   BB-       Guaranteed Sr. Secured Notes, Series B, 7.875% due 8/1/08 (b)     609,290
    36,000   BB-       Sr. Notes, Series C, 8.450% due 12/1/08                            34,740
   175,000   B       Hollywood Casino Corp., Guaranteed Sr. Secured Notes,
                      11.250% due 5/1/07 (a)                                             189,875
   170,000   B+      Horseshoe Gaming Holding Corp., Guaranteed Sr. Sub. Notes,
                      Series B, 8.625% due 5/15/09 (b)                                   179,775
   160,000   BBB-    International Game Technology, Sr. Notes, 8.375% due 5/15/09 (a)    176,000


                      See Notes to Financial Statements.



      44 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

     FACE
    AMOUNT+     RATING(d)                              SECURITY                                 VALUE
--------------------------------------------------------------------------------------------------------
Hotel/Casino -- 4.5% (continued)
   100,000        B       John Q. Hammons Hotels, Inc., First Mortgage Notes, Series B,
                           8.875% due 5/15/12                                                 $   96,750
   190,000        B       Majestic Investor Holdings LLC/Majestic Investor Capital Corp.,
                           Guaranteed Sr. Secured Notes, 11.653% due 11/30/07 (b)                166,488
                          Mandalay Resort Group:
    10,000        BB+       Sr. Notes, 9.500% due 8/1/08 (a)                                      11,050
   125,000        BB-       Sr. Sub. Notes, Series B, 10.250% due 8/1/07 (a)                     134,688
    68,000        B       MeriStar Hospitality Corp., Guaranteed Sr. Notes,
                           9.125% due 1/15/11                                                     55,590
                          MGM MIRAGE:
   140,000        BBB-      Guaranteed Sr. Notes, 8.500% due 9/15/10 (a)                         152,759
    80,000        BBB-      Notes, 6.750% due 2/1/08                                              80,153
    49,000        B-      Mikohn Gaming Corp., Guaranteed Sr. Secured Notes, Series B,
                           11.875% due 8/15/08                                                    35,525
                          Mohegan Tribal Gaming Authority:
    90,000        BB        Sr. Notes, 8.125% due 1/1/06 (a)                                      92,700
                            Sr. Sub. Notes:
   120,000        BB-        8.750% due 1/1/09 (b)                                               126,600
    50,000        BB-        8.375% due 7/1/11                                                    52,500
                          Park Place Entertainment Corp.:
   200,000        BBB-      Sr. Notes, 7.500% due 9/1/09 (b)                                     201,429
    47,000        BB+       Sr. Sub. Notes, 8.875% due 9/15/08                                    48,998
                          Penn National Gaming Inc.:
   160,000        B-        Guaranteed Sr. Notes, 8.875% due 3/15/10 (a)                         162,000
    30,000        B-        Guaranteed Sr. Sub. Notes, Series B, 11.125% due 3/1/08               32,437
   126,000        B       Resorts International Hotel & Casino, Inc., Guaranteed Sr. Notes,
                           11.500% due 3/15/09 (a)                                               103,950
    90,000        B+      RFS Partnership L.P., Guaranteed Notes, 9.750% due 3/1/12               90,000
   130,000        BBB-    Starwood Hotels & Resorts Worldwide, Inc., Notes,
                           6.750% due 11/15/05 (a)                                               126,202
   139,000        BB-     Station Casinos, Inc., Sr. Notes, 8.375% due 2/15/08 (b)               147,340
    70,000        CCC     Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
                           Guaranteed Secured First Mortgage Notes, 11.250% due 5/1/06            52,850
    10,000        Caa1*   Trump Castle Funding, Inc., Mortgage Notes, 11.750% due 11/15/03         9,150
   250,000        B-      Venetian Casino Resort LLC/Las Vegas Sands, Inc., Second Mortgage
                           Notes, 11.000% due 6/15/10 (f)                                        257,500
--------------------------------------------------------------------------------------------------------
                                                                                               4,323,330
--------------------------------------------------------------------------------------------------------
Industrial Goods and Services -- 0.6%
   100,000        CCC-    Better Minerals & Aggregates Co., Guaranteed Sr. Sub. Notes,
                           13.000% due 9/15/09                                                    76,500
   111,000        B       Flowserve Corp., Guaranteed Sr. Sub. Notes, 12.250% due 8/15/10 (a)    118,215
    20,000/EUR/   B       Flowserve Finance B.V., Guaranteed Sr. Sub. Notes,
                           12.250% due 8/15/10                                                    20,608


                      See Notes to Financial Statements.


      45 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                               SECURITY                                 VALUE
----------------------------------------------------------------------------------------------------
Industrial Goods and Services -- 0.6% (continued)
    71,000   B-      Jordan Industries, Inc., Sr. Notes, Series D, 10.375% due 8/1/07     $   40,470
    50,000   B+      The Manitowoc Co., Inc., Sr. Sub. Notes, 10.500% due 8/1/12 (f)          50,000
   205,000   B       North Atlantic Trading Co., Inc., Sr. Notes, Series B,
                      11.000% due 6/15/04 (b)                                                202,181
    70,000   Ca*     Polaroid Corp., Sr. Notes, 11.500% due 2/15/06 (g)                        3,850
   100,000   B       Trico Marine Services, Inc., Guaranteed Sr. Notes,
                      8.875% due 5/15/12 (a)                                                  78,500
----------------------------------------------------------------------------------------------------
                                                                                             590,324
----------------------------------------------------------------------------------------------------
Manufacturing -- 1.4%
    35,000   C*      Advanced Glassfiber Yarns/AGY Capital Corp., Sr. Sub. Notes,
                      9.875% due 1/15/09 (a)(g)                                                3,675
   180,000   CCC     Blount Inc., Guaranteed Sr. Sub. Notes, 13.000% due 8/1/09               99,000
   140,000   B       Dresser Inc., Guaranteed Sr. Sub. Notes, 9.375% due 4/15/11 (b)         132,300
    90,000   CCC     High Voltage Engineering Corp., Sr. Notes, 10.750% due 8/15/04           32,850
    30,000   CCC     Jackson Products, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      9.500% due 4/15/05                                                      15,150
    50,000   Ba2*    Louisiana Pacific Corp., Sr. Sub. Notes, 10.875% due 11/15/08            52,750
   130,000   B-      Roller Bearing Co. of America, Inc., Guaranteed Sr. Notes, Series B,
                      9.625% due 6/15/07 (b)                                                 121,550
   280,000   CCC     Samsonite Corp., Sr. Sub. Notes, 10.750% due 6/15/08 (b)                211,400
   190,000   B-      Tekni-Plex, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      12.750% due 6/15/10 (a)                                                171,950
    40,000   CCC+    Tenneco Automotive Inc., Guaranteed Sr. Sub. Notes, Series B,
                      11.625% due 10/15/09                                                    27,800
                     Tyco International Group, S.A.:
    31,000   BBB-      Guaranteed Notes, 6.375% due 6/15/05 (a)                               28,230
                       Guaranteed Sr. Notes:
   317,000   BBB-       6.375% due 2/15/06 (a)                                               285,544
    25,000   BBB-       6.750% due 2/15/11 (a)                                                21,288
   107,000   BBB-      Notes, 6.375% due 10/15/11 (a)                                         91,127
   120,000   BBB-    Tyco International Ltd., Convertible Bond, zero coupon due 11/17/20      81,450
----------------------------------------------------------------------------------------------------
                                                                                           1,376,064
----------------------------------------------------------------------------------------------------
Metals/Mining -- 1.1%
   163,000   BB      AK Steel Corp., Guaranteed Sr. Notes, 7.875% due 2/15/09 (a)            163,000
    90,550   NR      Anker Coal Group Inc., Guaranteed Sr. Secured Notes, Series B,
                      14.250% due 9/1/07 (g)                                                   4,528
    90,000   B       Compass Minerals Group, Inc., Guaranteed Sr. Sub. Notes,
                      10.000% due 8/15/11                                                     96,750


                      See Notes to Financial Statements.


      46 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                             SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Metals/Mining -- 1.1% (continued)
                     Doe Run Resources Corp., Series B:
                       Guaranteed Sr. Notes:
    50,000   D          8.119% due 3/15/03 (e)(g)                                      $   10,250
   160,000   D          11.250% due 3/15/05 (g)                                            32,800
    20,000   D         Guaranteed Sr. Secured Notes, 11.250% due 3/15/05 (g)                6,500
   140,000   B-      Earle M. Jorgensen Co., Secured Notes, 9.750% due 6/1/12 (a)         136,500
    27,000   CCC+    Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04             17,820
                     Kaiser Aluminum & Chemical Corp.:
    20,000   NR        Sr. Notes, Series B, 10.875% due 10/15/06 (g)                       12,400
   300,000   NR        Sr. Sub. Notes, 12.750% due 2/1/03 (g)                              33,000
    88,000   BB-     Oregon Steel Mills, Inc., First Mortgage Notes,
                      10.000% due 7/15/09 (f)                                              88,440
   114,000   BBB-    Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11 (a)                 114,770
   155,000   B       Steel Dynamics, Inc., Sr. Notes, 9.500% due 3/15/09 (f)              161,975
    73,000   B       Trimas Corp., Guaranteed Sr. Sub. Notes, 9.875% due 6/15/12 (f)       68,985
    26,000   BB      United States Steel, LLC, Sr. Notes, 10.750% due 8/1/08 (a)           25,740
    90,000   CCC+    WCI Steel Inc., Sr. Secured Notes, Series B, 10.000% due 12/1/04      22,050
    11,000   CCC-    Weirton Steel Corp., Sr. Notes, 10.000% due 4/1/08                     1,595
    70,000   NR      Wheeling-Pittsburgh Corp., Sr. Notes, 9.250% due 11/15/07 (g)          1,050
    90,000   CCC+    WHX Corp., Sr. Notes, 10.500% due 4/15/05                             70,650
-------------------------------------------------------------------------------------------------
                                                                                        1,068,803
-------------------------------------------------------------------------------------------------
Packaging/Containers -- 1.2%
   120,000   B       AEP Industries Inc., Sr. Sub. Notes, 9.875% due 11/15/07 (a)         113,400
    68,000   B-      Berry Plastic Corp., Guaranteed Sr. Sub. Notes,
                      10.750% due 7/15/12                                                  71,060
    50,000   CCC-    Fonda Group Inc., Sr. Sub. Notes, Series B, 9.500% due 3/1/07         35,250
   140,000   B       Four M Corp., Sr. Secured Notes, Series B, 12.000% due 6/1/06 (b)    145,600
   175,000   BB      Owens-Brockway Glass Container Inc., Guaranteed Secured Notes,
                      8.875% due 2/15/09 (b)                                              180,688
                     Owens-Illinois, Inc.:
   160,000   B+        Sr. Debentures, 7.800% due 5/15/18 (b)                             124,400
    35,000   B+        Sr. Notes, 8.100% due 5/15/07                                       32,813
                     Pliant Corp.:
    55,000   B-        Guaranteed Sr. Sub. Notes, 13.000% due 6/1/10                       43,175
     8,000   B-        Sr. Sub. Notes, 13.000% due 6/1/10                                   6,280
                     Stone Container Corp., Sr. Notes:
   140,000   B         9.250% due 2/1/08 (b)                                              149,100
    50,000   B         9.750% due 2/1/11                                                   53,875
    90,000   B         8.375% due 7/1/12                                                   93,150
    70,000   B       Stone Container Finance Corp., Guaranteed Sr. Notes,
                      11.500% due 8/15/06 (f)                                              74,550
-------------------------------------------------------------------------------------------------
                                                                                        1,123,341
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      47 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                              SECURITY                                 VALUE
---------------------------------------------------------------------------------------------------
Paper/Forestry Products -- 1.0%
   180,000   B+      Appleton Papers, Inc., Sr. Sub. Notes, Series B,
                      12.500% due 12/15/08 (b)                                           $  188,100
                     Georgia-Pacific Corp.:
   116,000   BB+       Debentures, 9.500% due 12/1/11 (a)                                   102,256
                       Sr. Notes:
    35,000   BB+        7.500% due 5/15/06                                                   30,827
    79,000   BB+        8.125% due 5/15/11 (a)                                               68,454
    75,000   BBB     International Paper Co., Notes, 5.850% due 10/30/12 (f)                 77,082
   190,000   BB+     Pacifica Paper, Inc., Sr. Notes, 10.000% due 3/15/09 (b)               195,700
   133,000   BB+     Potlatch Corp., Guaranteed Sr. Sub. Notes,
                      10.000% due 7/15/11 (a)                                               146,300
                     Tembec Industries Inc., Guaranteed Sr. Notes:
   120,000   BB+       8.625% due 6/30/09 (b)                                               122,700
    40,000   BB+       8.500% due 2/1/11                                                     40,900
    20,000   BB+       7.750% due 3/15/12                                                    19,750
---------------------------------------------------------------------------------------------------
                                                                                            992,069
---------------------------------------------------------------------------------------------------
Publishing -- 1.5%
     8,000   B       Dex Media East LLC/Dex Media East Finance Co., Sr. Notes,
                      9.875% due 11/15/09 (f)                                                 8,280
                     Garden State Newspapers, Inc., Sr. Sub. Notes:
   110,000   B+        8.625% due 7/1/11 (b)                                                108,625
    85,000   B+        Series B, 8.750% due 10/1/09                                          84,787
    70,000   Ba3*    Hollinger International Publishing Inc., Guaranteed Sr. Sub. Notes,
                      9.250% due 3/15/07                                                     70,700
   321,007   B-      Hollinger Participation Trust, Sr. Notes,
                      12.125% due 11/15/10 (f)(h)                                           278,072
    80,000   BB-     Mail Well I Corp., Guaranteed Sr. Notes, 9.625% due 3/15/12 (f)         56,800
   100,000   B-      Perry-Judd Inc., Guaranteed Sr. Sub. Notes,
                      10.625% due 12/15/07 (a)                                               95,500
                     PRIMEDIA Inc., Guaranteed Sr. Notes:
   120,000   B         7.625% due 4/1/08 (b)                                                 98,700
   200,000   B         8.875% due 5/15/11 (a)                                               168,500
   120,000   B         Series B, 8.500% due 2/1/06 (a)                                      103,800
   159,000   B       Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11 (a)                112,890
   110,000   B2*     Vertis Inc., Guaranteed Sr. Notes, Series B,
                      10.875% due 6/15/09 (b)                                               110,550
                     Von Hoffman Corp.:
    36,040   NR        Debentures, 13.500% due 5/15/09 (h)                                   25,228
   130,000   B         Guaranteed Sr. Notes, 10.250% due 3/15/09 (b)                        121,550
    30,000   B-      Von Hoffman Press, Inc., Guaranteed Notes, 10.375% due 5/15/07          22,988
---------------------------------------------------------------------------------------------------
                                                                                          1,466,970
---------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



      48 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                              SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Real Estate -- 0.2%
   180,000   Ba3*    Crescent Real Estate Equities, L.P., Sr. Notes, 9.250% due 4/15/09 $  180,258
--------------------------------------------------------------------------------------------------
Retail -- 1.7%
    87,000   BBB-    7-Eleven, Inc., Sr. Sub. Second Priority Debentures, Series A,
                      4.500% due 6/15/04                                                    82,868
    90,000   B       Amazon.com, Inc., Sr. Discount Notes, step bond to yield
                      15.146% due 5/1/08                                                    87,750
   140,000   BB+     AutoNation, Inc., Guaranteed Sr. Notes, 9.000% due 8/1/08 (b)         143,150
    77,000   B       Domino's, Inc., Guaranteed Sr. Sub. Notes, Series B,
                      10.375% due 1/15/09 (a)                                               82,967
    55,000   BB-     The Great Atlantic & Pacific Tea Co., Inc., Notes,
                      7.750% due 4/15/07 (a)                                                33,275
                     J.C. Penney Co., Inc.:
                       Debentures:
    30,000   BBB-       7.950% due 4/1/17                                                   23,604
    80,000   BBB-       7.400% due 4/1/37 (a)                                               76,649
                       Notes:
    40,000   BBB-       7.600% due 4/1/07 (a)                                               38,042
    40,000   BBB-       7.375% due 8/15/08 (a)                                              36,851
    30,000   BBB-       9.000% due 8/1/12 (f)                                               28,253
    90,000   NR      Kmart Corp., Sr. Notes, 9.875% due 6/15/08 (f)(g)                      19,350
   130,000   BBB-    Kroger Co., Guaranteed Sr. Notes, 6.800% due 4/1/11 (a)               141,198
    70,000   B+      NBTY, Inc., Sr. Sub. Notes, Series B, 8.625% due 9/15/07               70,700
    95,000   B-      Rite Aid Corp., Notes, 7.125% due 1/15/07 (a)                          62,225
   270,000   BB      Saks Inc., Guaranteed Sr. Notes, 8.250% due 11/15/08 (a)              247,050
   120,000   B+      Sbarro Inc., Guaranteed Sr. Notes, 11.000% due 9/15/09 (a)            107,400
    85,000   B       United Auto Group, Inc., Sr. Sub. Notes, 9.625% due 3/15/12 (f)        81,175
                     Yum! Brands, Inc., Sr. Notes:
    89,000   Ba1*      7.450% due 5/15/05                                                   93,339
    28,000   Ba1*      8.500% due 4/15/06                                                   29,890
   160,000   Ba1*      7.650% due 5/15/08 (b)                                              166,400
--------------------------------------------------------------------------------------------------
                                                                                         1,652,136
--------------------------------------------------------------------------------------------------
Technology -- 0.3%
    12,967   NR      Comdisco Holding, Inc., Sub. Secured Notes, Series B,
                      11.000% due 8/12/05 (a)                                               12,740
   440,000   NR      Cybernet Internet Services International, Inc., Convertible Sr.
                      Discount Notes, step bond to yield 12.490% due 8/15/09 (f)               440
   655,000   NR      DIVA Systems Corp., Sr. Discount Notes, Series B,
                      step bond to yield 20.182% due 3/1/08 (g)                              9,825
   150,000   NR      Equinix Inc., Sr. Notes, 13.000% due 12/1/07                           27,750
   150,000   NR      Globix Corp., Sr. Notes, 12.500% due 2/1/10                            27,750
    77,138   NR      InterAct Operating Co., Sr. Notes, 14.000% due 8/1/03 (g)                   8


                      See Notes to Financial Statements.



      49 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                            SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Technology -- 0.3% (continued)
   110,000   BB+     Seagate Technology Inc., Sr. Notes, 8.000% due 5/15/09 (f)     $  111,650
                     Unisys Corp., Sr. Notes:
    30,000   BB+       7.250% due 1/15/05                                               30,150
    15,000   BB+       8.125% due 6/1/06                                                15,375
    50,000   BB+       7.875% due 4/1/08 (a)                                            50,250
----------------------------------------------------------------------------------------------
                                                                                       285,938
----------------------------------------------------------------------------------------------
Telecommunications -- 4.4%
   105,000   Caa2*   AirGate PCS, Inc., Sr. Sub. Discount Notes, step bond to yield
                      36.670% due 10/1/09 (a)                                            8,925
                     Alamosa Delaware, Inc., Guaranteed Sr. Notes:
    30,000   CCC       12.500% due 2/1/11                                                8,850
   110,000   CCC       13.625% due 8/15/11                                              34,650
   285,000   Caa3*   Alamosa Holdings, Inc., Guaranteed Sr. Discount Notes,
                      step bond to yield 30.592% due 2/15/10                            41,325
   190,000   C       American Cellular Corp., Guaranteed Sr. Sub. Notes,
                      9.500% due 10/15/09                                               29,450
                     American Tower Corp.:
    80,000   B-        Convertible Notes, 5.000% due 2/15/10                            37,700
   173,000   B-        Sr. Notes, 9.375% due 2/1/09 (a)                                101,205
    70,000   NR      Arch Communications, Inc., Sr. Notes, 13.750% due 4/15/08             350
       843   NR      Arch Wireless Holdings Inc., Secured Sr. Sub. Notes,
                      10.000% due 5/15/07                                                  687
    90,000   Ca*     Asia Global Crossing Ltd., Sr. Notes, 13.375% due 10/15/10(g)      17,550
   160,000   A-      British Telecom PLC, Global Bond, 8.625% due 12/15/30             193,786
   220,000   NR      COLO.COM Inc., Sr. Notes, 13.875% due 3/15/10 (f)(g)                3,300
                     Crown Castle International Corp., Sr. Notes:
    58,000   B         9.000% due 5/15/11 (a)                                           40,020
   125,000   B         9.375% due 8/1/11 (a)                                            90,000
    22,000   B         10.750% due 8/1/11 (a)                                           17,050
   200,000   B3*     Dobson/Sygnet Communications Co., Sr. Notes,
                      12.250% due 12/15/08 (a)                                         121,000
   790,000   B1*     EchoStar Broadband Corp., Sr. Notes, 10.375% due 10/1/07 (b)      817,650
    20,000   CCC-    Horizon PCS, Inc., Guaranteed Sr. Notes, 13.750% due 6/15/11        3,900
    30,000   NR      Insight Midwest Holdings LLC, Term Loans, Tranche B,
                      4.563% due 4/5/04 (e)                                             27,275
    15,000   B+      Insight Midwest L.P./Insight Capital Inc., Sr. Notes,
                      9.750% due 10/1/09 (a)                                            12,825
   190,000   CC      iPCS, Inc., Sr. Discount Notes, step bond to yield
                      11.517% due 7/15/10                                                8,550
   110,000   CC      IWO Holdings, Inc., Guaranteed Sr. Notes, 14.000% due 1/15/11      22,550
    90,000   C       Leap Wireless International, Inc., Guaranteed Sr. Notes,
                      12.500% due 4/15/10                                               11,250


                      See Notes to Financial Statements.


      50 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                             PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                            SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Telecommunications -- 4.4% (continued)
                     Lucent Technologies, Inc., Debentures:
    30,000   Caa1*     6.500% due 1/15/28                                           $   12,750
   250,000   Caa1*     6.450% due 3/15/29 (b)                                          106,250
    30,000   D       Metrocall, Inc., Sr. Sub. Notes, 9.750% due 11/1/07 (g)               375
   200,000   D       Metromedia Fiber Network Inc., Sr. Notes,
                      10.000% due 12/15/09 (g)                                           1,500
   140,000   D       Microcell Communications Inc., Sr. Discount Notes, Series B,
                      14.000% due 6/1/06                                                 2,975
    40,000   B-      Millicom International Cellular S.A., Sr. Sub. Discount Notes,
                      13.500% due 6/1/06                                                11,400
                     Nextel Communications, Inc.:
   130,000   B         Convertible Sr. Notes, 5.250% due 1/15/10 (a)                    90,350
                       Sr. Discount Notes:
    30,000   B          10.625% due 9/15/07                                             27,375
   177,000   B          Step bond to yield 18.978% due 10/31/07 (b)                    157,530
    18,000   B          Step bond to yield 6.780% due 2/15/08                           15,345
                       Sr. Notes:
   210,000   B          12.000% due 11/1/08 (a)                                        196,350
   303,000   B          9.375% due 11/15/09 (a)                                        261,338
   178,000   B          9.500% due 2/1/11                                              151,745
                     Nextel Partners, Inc.:
    96,000   Caa1*     Sr. Discount Notes, step bond to yield 23.177% due 2/1/09        58,080
                       Sr. Notes:
    80,000   Caa1*      12.500% due 11/15/09 (a)                                        64,800
    31,000   Caa1*      11.000% due 3/15/10                                             23,560
                     Orbital Imaging Corp., Sr. Notes:
   110,000   NR        Series B, 11.625% due 3/1/05 (g)                                 14,025
    20,000   NR        Series D, 11.625% due 3/1/05 (g)                                  2,550
                     PanAmSat Corp.:
   194,000   Ba3*      Guaranteed Sr. Notes, 8.750% due 2/1/12 (f)                     175,570
   100,000   NR        Term Loans, Tranche B, 5.300% due 2/13/09 (e)                    95,300
                     Qwest Capital Funding, Inc., Guaranteed Notes:
    32,000   C         7.750% due 8/15/06                                               20,000
   223,000   C         7.000% due 8/3/09 (b)                                           124,880
   217,000   C         7.250% due 2/15/11 (b)                                          121,520
    70,000   C         6.875% due 7/15/28                                               32,900
                     Qwest Communications International, Inc., Sr. Notes, Series B:
    80,000   CCC+      7.250% due 11/1/08                                               41,600
    70,000   CCC+      7.500% due 11/1/08 (a)                                           36,400
    60,000   Ba3*    Qwest Corp., Notes, 5.625% due 11/15/08                            48,300
    45,000   CCC-    RCN Corp., Sr. Discount Notes, Series B, step bond to yield
                      23.570% due 2/15/08                                                7,200
    10,000   Ba1*    Rogers Communications Inc., Convertible Sr. Debentures,
                      2.000% due 11/26/05                                                7,138


                      See Notes to Financial Statements.


      51 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                             SECURITY                               VALUE
------------------------------------------------------------------------------------------------
Telecommunications -- 4.4% (continued)
   250,000   BB-     Rogers Wireless Communications Inc., Sr. Sub. Notes,
                      8.800% due 10/1/07 (a)                                          $  175,000
   100,000   CC      SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09 (a)          46,500
                     TeleCorp PCS, Inc.:
    32,000   BBB       Guaranteed Sr. Sub. Discount Notes, step bond to yield
                        13.271% due 4/15/09                                               26,720
    21,000   BBB       Guaranteed Sr. Sub. Notes, 10.625% due 7/15/10                     20,685
    29,855   NR      Telex Communications, Inc., Sr. Sub. Notes, Series A,
                      zero coupon due 11/15/06                                            16,420
                     Time Warner Telecom LLC, Inc., Sr. Notes:
    63,000   B3*       9.750% due 7/15/08                                                 29,295
    66,000   B3*       10.125% due 2/1/11                                                 30,690
                     Triton PCS Inc.:
    45,000   B3*       Guaranteed Sr. Sub. Discount Notes, step bond to yield
                        19.124% due 5/1/08                                                33,075
                       Guaranteed Sr. Sub. Notes:
   100,000   B3*        9.375% due 2/1/11                                                 74,000
    58,000   B3*        8.750% due 11/15/11                                               42,050
    60,000   B-      TSI Telecommunication Services, Inc., Guaranteed Sr. Sub. Notes,
                      Series B, 12.750% due 2/1/09                                        49,500
   310,000   Ca*     UbiquiTel Operating Co., Guaranteed Sr. Sub. Discount Notes,
                      step bond to yield 15.630% due 4/15/10                              17,050
                     United Pan-Europe Communications N.V., Series B:
                       Sr. Discount Notes:
   230,000   Ca*        Step bond to yield 19.703% due 8/1/09 (g)                          5,750
   380,000   Ca*        Step bond to yield 26.935% due 2/1/10 (g)                          9,500
    20,000   Ca*       Sr. Notes, 10.875% due 8/1/09 (g)                                     800
   155,000   Caa2*   US Unwired Inc., Guaranteed Sr. Discount Notes, Series B,
                      step bond to yield 14.051% due 11/1/09                              12,400
   156,000   NR      Verado Holdings, Inc., Sr. Discount Notes, step bond to yield
                      26.693% due 4/15/08                                                 14,820
   200,000   Ca*     WebLink Wireless, Inc., Sr. Discount Notes, step bond to yield
                      16.150% due 2/1/08 (g)                                               1,500
    40,000   D       Williams Communications Group, Inc., Sr. Redeemable Notes,
                      10.700% due 10/1/07 (g)                                              5,500
------------------------------------------------------------------------------------------------
                                                                                       4,170,209
------------------------------------------------------------------------------------------------
Telephone -- 0.0%
    10,000   Ca*     Intermedia Communications Inc., Sr. Notes, Series B,
                      8.600% due 6/1/08 (g)                                                2,850
    30,000   B-      Rural Cellular Corp., Sr. Sub. Notes, Series B,
                      9.625% due 5/15/08                                                  12,600
    80,000   Ca*     WorldCom, Inc., Sr. Notes, 6.400% due 8/15/02 (g)                    14,200
------------------------------------------------------------------------------------------------
                                                                                          29,650
------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      52 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                            SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Textiles/Apparel -- 0.4%
                     Levi Strauss & Co.:
                       Notes:
   170,000   BB-        6.800% due 11/1/03                                           $  165,750
     7,000   BB-        7.000% due 11/1/06                                                5,880
     4,000   BB-       Sr. Notes, 11.625% due 1/15/08                                     3,940
    40,000   BBB-    Tommy Hilfiger U.S.A. Inc., Guaranteed Notes, 6.500% due 6/1/03     40,321
   220,000   Ca*     WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05 (a)           67,100
    82,000   B-      William Carter Co., Guaranteed Sr. Sub. Notes, Series B,
                      10.875% due 8/15/11                                                88,560
-----------------------------------------------------------------------------------------------
                                                                                        371,551
-----------------------------------------------------------------------------------------------
Transportation -- 0.8%
   150,000   BBB     CSX Corp., Sr. Notes, 6.250% due 10/15/08                          162,686
    38,000   B+      Hornbeck Offshore Services, Inc., Sr. Notes, 10.625% due 8/1/08     39,140
                     Kansas City Southern Railway Co., Guaranteed Sr. Notes:
   150,000   Ba2*      9.500% due 10/1/08                                               165,750
    60,000   Ba2*      7.500% due 6/15/09 (a)                                            62,400
                     Laidlaw Inc.:
                       Debentures:
    20,000   NR         8.250% due 5/15/23 (g)                                            9,825
    51,000   NR         8.750% due 4/15/25 (g)                                           24,416
   195,000   NR        Notes, 7.650% due 5/15/06 (a)(g)                                  93,844
   170,000   B       RailAmerica Transportation Corp., Guaranteed Sr. Sub. Notes,
                      12.875% due 8/15/10                                               170,850
-----------------------------------------------------------------------------------------------
                                                                                        728,911
-----------------------------------------------------------------------------------------------
Utilities -- 1.1%
                     The AES Corp., Sr. Notes:
   100,000   B+        8.750% due 6/15/08                                                43,500
     9,000   B+        8.875% due 2/15/11 (a)                                             3,915
   110,000   BB-     BRL Universal Equipment 2001A, L.P., Sr. Secured Notes,
                      8.875% due 2/15/08                                                113,300
   106,000   B+      Calpine Canada Energy Finance ULC, Guaranteed Sr. Notes,
                      8.500% due 5/1/08                                                  34,980
                     Calpine Corp., Sr. Notes:
    80,000   B+        10.500% due 5/15/06 (a)                                           28,000
    20,000   B+        8.750% due 7/15/07                                                 6,700
    10,000   B+        7.750% due 4/15/09 (a)                                             3,250
    85,000   B+        8.625% due 8/15/10 (a)                                            27,625
   136,000   B+        8.500% due 2/15/11 (a)                                            44,880
                     Edison Mission Energy, Sr. Notes:
    90,000   BB-       10.000% due 8/15/08                                               38,250
    60,000   BB-       9.875% due 4/15/11                                                24,900


                      See Notes to Financial Statements.


      53 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
 AMOUNT+   RATING(d)                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Utilities -- 1.1% (continued)
                     Midland Funding II, Sr. Secured Lease Obligations:
    10,000   BB-       Series A, 11.750% due 7/23/05                            $     9,905
   205,000   BB-       Series B, 13.250% due 7/23/06 (b)                            208,450
    30,000   B-      Mission Energy Holding Co., Sr. Secured Notes,
                      13.500% due 7/15/08                                             7,650
        46   Baa1*   Northeast Utilities, Notes, Series A, 8.580% due 12/1/06            50
    70,000   D       Pacific Gas and Electric Co., Sr. Notes,
                      7.375% due 11/1/05 (f)(g)                                      66,850
                     Southern California Edison Co., Notes:
   160,000   Ba3*      8.950% due 11/3/03                                           156,800
    20,000   Ba3*      6.375% due 1/15/06 (a)                                        17,700
   240,000   D       York Power Funding, Guaranteed Secured Bonds,
                      12.000% due 10/30/07 (f)(g)                                   216,000
-------------------------------------------------------------------------------------------
                                                                                  1,052,705
-------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $54,121,310)                                       43,921,315
-------------------------------------------------------------------------------------------
 SHARES                                       SECURITY                             VALUE
-------------------------------------------------------------------------------------------
COMMON STOCK (j) -- 0.8%
Agriculture -- 0.0%
        22           PSF Group Holdings Inc. LLC, Class A Shares                     38,544
-------------------------------------------------------------------------------------------
Automotive -- 0.0%
     3,211           Safety Components International, Inc.                           23,922
-------------------------------------------------------------------------------------------
Building/Construction -- 0.0%
       291           Washington Group International, Inc. (a)                         3,929
-------------------------------------------------------------------------------------------
Chemicals -- 0.1%
    11,998           Pioneer Cos., Inc.                                              38,994
-------------------------------------------------------------------------------------------
Consumer Products and Services -- 0.0%
       384           Alderwoods Group, Inc.                                           2,354
-------------------------------------------------------------------------------------------
Entertainment -- 0.6%
    30,418           Regal Cinemas, Inc. (b)                                        528,357
-------------------------------------------------------------------------------------------
Financial Services -- 0.1%
   845,262           ContiFinancial Corp., Liquidating Trust, Units of Interest      45,961
       100           Delta Funding Residual Exchange Co., LLC                        19,450
       100           Delta Funding Residual Management, Inc.                              1
-------------------------------------------------------------------------------------------
                                                                                     65,412
-------------------------------------------------------------------------------------------
Food and Beverage -- 0.0%
     2,833           Aurora Foods Inc.                                                1,558
-------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      54 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  SHARES                                   SECURITY                                 VALUE
-----------------------------------------------------------------------------------------------
Healthcare -- 0.0%
     1,211    Genesis Health Ventures, Inc. (a)                                   $   17,148
       296    Mariner Health Care, Inc.                                                1,480
       175    Sun Healthcare Group, Inc.                                                 513
--------------------------------------------------------------------------------------------
                                                                                      19,141
--------------------------------------------------------------------------------------------
Hotel/Casino -- 0.0%
        29    GB Holdings, Inc.                                                           87
--------------------------------------------------------------------------------------------
Technology -- 0.0%
        83    Comdisco Holding Co., Inc. (a)                                           4,905
     2,676    Covad Communications Group, Inc.                                         3,693
--------------------------------------------------------------------------------------------
                                                                                       8,598
--------------------------------------------------------------------------------------------
Telecommunications -- 0.0%
       683    Call-Net Enterprises, Inc., Class B Shares                                 239
    33,576    Celcaribe S.A. (f)                                                         336
              Vast Solutions Inc.:
       300      Class B1 Shares                                                          150
       300      Class B2 Shares                                                          150
       300      Class B3 Shares                                                          150
--------------------------------------------------------------------------------------------
                                                                                       1,025
--------------------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $1,523,580)                                                   731,921
--------------------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
Broadcasting -- 0.3%
       880    Granite Broadcasting Corp., 12.750% Cumulative Exchangeable             45,980
              Paxson Communications Corp.:
        15      9.750% Jr. Convertible (f)(h)                                         56,168
        36      13.250% Cumulative Jr. Exchangeable (h)                              182,250
--------------------------------------------------------------------------------------------
                                                                                     284,398
--------------------------------------------------------------------------------------------
Building/Construction -- 0.1%
     1,400    Brand Scaffold Services, Inc., 14.500% Sr. Exchangeable                 89,950
--------------------------------------------------------------------------------------------
Cable -- 0.3%
              CSC Holdings Inc.:
     4,532      11.125% Redeemable Exchangeable, Series M (b)                        259,457
         1      11.750% Redeemable Exchangeable, Series H                                 58
--------------------------------------------------------------------------------------------
                                                                                     259,515
--------------------------------------------------------------------------------------------
Chemicals -- 0.0%
     1,040    Hercules Trust II, 6.500% Cumulative Convertible                        58,643
--------------------------------------------------------------------------------------------
Financial Services -- 0.5%
     1,844    Chevy Chase Preferred Capital Corp., 10.375% Exchangeable, Series A    104,370
    82,000    Colonial Capital II, 8.920% Exchangeable, Series A                      70,519
       103    Delta Financial Corp., 10.000% Cumulative Exchangeable, Series A           567

                      See Notes to Financial Statements.



      55 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  SHARES                                  SECURITY                                VALUE
-------------------------------------------------------------------------------------------
Financial Services -- 0.5% (continued)
     2,500   First Republic Preferred Capital Corp., 10.500% Exchangeable,
              Series A (b)                                                      $  253,125
       178   North Atlantic Trading Co., Inc., 12.000% Sr. Exchangeable (h)          3,160
------------------------------------------------------------------------------------------
                                                                                   431,741
------------------------------------------------------------------------------------------
Food and Beverage -- 0.1%
     3,000   Doane Pet Care Co., 14.250% Sr. Exchangeable                           90,000
------------------------------------------------------------------------------------------
Healthcare -- 0.0%
         8   Genesis Health Ventures, Inc., 6.000% Cumulative Convertible (h)          762
------------------------------------------------------------------------------------------
Metals/Mining -- 0.0%
     3,800   Anker Coal Group, Inc., 14.250% Convertible, Class E Shares            19,000
     7,000   The LTV Corp., 8.250% Cumulative Convertible, Series A (f)(g)             875
       180   Weirton Steel Corp., Zero Coupon Convertible, Series C                    450
------------------------------------------------------------------------------------------
                                                                                    20,325
------------------------------------------------------------------------------------------
Technology -- 0.0%
       110   InterAct Electronic Marketing Inc., 14.000% Cumulative Convertible          1
------------------------------------------------------------------------------------------
Telecommunications -- 0.1%
         1   Broadwing Communications Services Inc., 12.500%
              Jr. Exchangeable, Series B                                                73
             Dobson Communications Corp.:
       111     12.250% Sr. Exchangeable (h)                                         25,061
     1,271     13.000% Sr. Exchangeable (h)                                         28,282
             Nextel Communications, Inc.:
       670     11.125% Exchangeable, Series E (h)                                   52,763
        41     13.000% Exchangeable, Series D (a)(h)                                 3,536
     2,587   Rural Cellular Corp., 12.500% Exchangeable (h)                         13,581
     1,417   Telex Communications, Inc., Variable Rate Convertible, Series B         1,417
------------------------------------------------------------------------------------------
                                                                                   124,713
------------------------------------------------------------------------------------------
             TOTAL PREFERRED STOCK
             (Cost -- $2,596,129)                                                1,360,048
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      56 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

 WARRANTS                           SECURITY                           VALUE
 ------------------------------------------------------------------------------
 WARRANTS (j) -- 0.0%
 Broadcasting -- 0.0%
        100   XM Satellite Radio Holdings Inc., Expire 3/15/10      $       120
 ------------------------------------------------------------------------------
 Building/Construction -- 0.0%
        210   Dayton Superior Corp., Expire 6/15/09 (f)                      84
              Washington Group International Inc., Expire 1/25/06:
        178     Series A                                                    134
        205     Series B                                                    103
        110     Series C                                                     55
 ------------------------------------------------------------------------------
                                                                            376
 ------------------------------------------------------------------------------
 Food and Beverage -- 0.0%
        750   TravelCenters of America, Inc., Expire 5/1/09 (f)           7,688
 ------------------------------------------------------------------------------
 Hotel/Casino -- 0.0%
         70   Mikohn Gaming Corp., Expire 8/15/08 (f)                        70
 ------------------------------------------------------------------------------
 Packaging/Containers -- 0.0%
         90   Pliant Corp., Expire 6/1/10 (f)                               101
 ------------------------------------------------------------------------------
 Technology -- 0.0%
      1,697   DIVA Systems Corp., Expire 3/1/08 (f)                          17
        110   InterAct Electronic Marketing Inc., Expire 12/15/09             1
        140   Verado Holdings, Inc., Expire 4/15/08                          70
 ------------------------------------------------------------------------------
                                                                             88
 ------------------------------------------------------------------------------
 Telecommunications -- 0.0%
         90   Birch Telecom, Inc., Expire 6/15/08                             1
        200   Horizon PCS, Inc., Expire 10/1/10                              10
        110   IWO Holdings, Inc., Expire 1/15/11 (f)                          1
        250   KMC Telecom Holdings, Inc., Expire 4/15/08 (f)                  3
        101   Leap Wireless International, Inc., Expire 4/15/10 (f)          38
        110   Loral Space & Communications Ltd., Expire 1/15/07               1
        310   UbiquiTel Inc., Expire 4/15/10 (f)                            194
 ------------------------------------------------------------------------------
                                                                            248
 ------------------------------------------------------------------------------
 Telephone -- 0.0%
        190   iPCS, Inc., Expire 7/15/10 (f)                                 71
 ------------------------------------------------------------------------------
              TOTAL WARRANTS
              (Cost -- $176,068)                                          8,762
 ------------------------------------------------------------------------------
              TOTAL HIGH-YIELD SECTOR
              (Cost -- $58,417,087)                                  46,022,046
 ------------------------------------------------------------------------------

                      See Notes to Financial Statements.


      57 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
AMOUNT++         RATING(d)                        SECURITY                            VALUE
----------------------------------------------------------------------------------------------
FOREIGN BONDS -- 22.0%
Argentina -- 0.3%
                           Republic of Argentina:
    316,253/USD/    Ca*      Global Bonds, Series 2018, 12.250% due 6/19/18 (b)(g)  $   67,994
    505,000/USD/    Ca*      PAR Bonds, Series L-GP, 6.000% due 3/31/23 (b)(g)         229,775
---------------------------------------------------------------------------------------------
                                                                                       297,769
---------------------------------------------------------------------------------------------
Brazil  -- 1.1%
                           Federal Republic of Brazil:
   486,407 /USD/    B+       Capitalization Bonds, 8.000% due 4/15/14 (b)              285,156
    185,000/USD/    B+       Debt Conversion Bonds, 2.625% due 4/15/12 (b)(e)           89,263
   265,000 /USD/    B+       Discount Notes, 2.563% due 4/15/24 (b)(e)                 152,044
                             Global Bonds:
   500,000 /USD/    B+        10.125% due 5/15/27 (b)                                  260,625
   205,000 /USD/    B+        11.000% due 8/17/40 (b)                                  111,827
   190,000 /USD/    B+       Global Notes, 11.000% due 1/11/12 (b)                     110,200
---------------------------------------------------------------------------------------------
                                                                                     1,009,115
---------------------------------------------------------------------------------------------
Bulgaria -- 0.8%
                           Republic of Bulgaria, Bonds:
   550,000 /USD/    BB       8.250% due 1/15/15 (b)                                    588,500
   165,000 /USD/    BB       8.250% due 1/15/15 (f)                                    176,550
---------------------------------------------------------------------------------------------
                                                                                       765,050
---------------------------------------------------------------------------------------------
Canada -- 1.3%
                           Government of Canada, Bonds:
    330,000         AAA      5.500% due 6/1/10 (b)                                     220,768
  1,370,000         AAA      6.000% due 6/1/11 (b)                                     942,438
    155,000         AAA      Series WL43, 5.750% due 6/1/29 (b)                        102,035
---------------------------------------------------------------------------------------------
                                                                                     1,265,241
---------------------------------------------------------------------------------------------
Colombia -- 0.7%
                           Republic of Colombia:
                             Global Bonds:
   160,000 /USD/    BB        9.750% due 4/23/09 (a)                                   145,200
   117,457 /USD/    BB+       9.750% due 4/9/11 (b)                                    114,227
   245,000 /USD/    BB        11.750% due 2/25/20 (b)                                  231,280
    45,000 /USD/    BB       Global Notes, 10.000% due 1/23/12                          40,894
                             Medium-Term Notes:
   105,000 /EUR/    BB        11.375% due 1/31/08                                       95,438
   60,000/ EUR/     BB        11.500% due 5/31/11                                       51,015
---------------------------------------------------------------------------------------------
                                                                                       678,054
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      58 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

  FACE
AMOUNT++          RATING(d)                     SECURITY                        VALUE
----------------------------------------------------------------------------------------
Ecuador -- 0.4%
                            Republic of Ecuador, Euro-Dollar Bonds:
     95,000 /USD/   CCC+      12.000% due 11/15/12                            $   51,062
    865,000 /USD/   CCC+      6.000% due 8/15/30 (b)                             358,975
----------------------------------------------------------------------------------------
                                                                                 410,037
----------------------------------------------------------------------------------------
France -- 1.2%
                            French Republic:
    744,125 /EUR/   AAA       Bonds, 5.500% due 10/25/10 (b)                     785,984
    360,750 /EUR/   AAA       Debentures, 4.000% due 10/25/09 (b)                348,764
----------------------------------------------------------------------------------------
                                                                               1,134,748
----------------------------------------------------------------------------------------
Germany -- 0.6%
                            Federal Republic of Germany, Bonds:
    240,269 /EUR/   Aaa*      Series 00, 5.500% due 1/4/31 (b)                   251,793
    240,500 /EUR/   AAA       Series 94, 6.250% due 1/4/24 (b)                   272,683
----------------------------------------------------------------------------------------
                                                                                 524,476
----------------------------------------------------------------------------------------
Italy -- 1.1%
                            Republic of Italy, Treasury Bonds:
720,000/EUR/        AA        3.250% due 2/1/04 (b)                              713,784
310,000/EUR/        AA        4.750% due 3/15/06 (b)                             319,095
----------------------------------------------------------------------------------------
                                                                               1,032,879
----------------------------------------------------------------------------------------
Malaysia -- 0.1%
 65,000/USD/        BBB+    Government of Malaysia, Bonds, 7.500% due 7/15/11     73,973
----------------------------------------------------------------------------------------
Mexico -- 2.2%
                            United Mexican States:
                              Global Bonds:
425,000/USD/        Baa2*      11.375% due 9/15/16 (b)                           538,475
440,000/USD/        Baa2*      8.300% due 8/15/31 (b)                            438,350
                              Global Notes:
150,000/USD/        Baa2*      8.125% due 12/30/19 (b)                           150,188
615,000/USD/        Baa2*      Series A, 9.875% due 2/1/10 (b)                   717,705
250,000/USD/        Baa2*     PAR Bonds, Series B, 6.250% due 12/31/19 (b)       242,031
----------------------------------------------------------------------------------------
                                                                               2,086,749
----------------------------------------------------------------------------------------
New Zealand -- 1.1%
                            Government of New Zealand, Bonds:
     970,000        AAA       Series 709, 7.000% due 7/15/09 (b)                 491,777
   1,084,000        AAA       Series 1106, 8.000% due 11/15/06 (b)               564,232
----------------------------------------------------------------------------------------
                                                                               1,056,009
----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      59 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

      FACE
    AMOUNT++     RATING(d)                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------------
Peru -- 0.4%
                           Republic of Peru:
                             FLIRB Bonds:
   270,000/USD/    BB-        Series 20YR, 4.000% due 3/7/17 (e)                       $  176,850
   115,000/ USD/   BB-        Series US, 4.000% due 3/17/17 (e)                            75,325
   196,000/USD/    BB-       PDI Bonds, Series 20YR, 4.500% due 3/7/17 (e)                143,570
-------------------------------------------------------------------------------------------------
                                                                                          395,745
-------------------------------------------------------------------------------------------------
Russia -- 3.4%
                           Russian Federation, Euro-Dollar Bonds:
   585,000/USD/    BB        10.000% due 6/26/07 (b)                                      668,180
   370,000/USD/    BB        8.250% due 3/31/10 (b)                                       391,275
 1,567,500/USD/    BB-       5.000% due 6/24/28 (b)                                     1,198,158
 1,245,000/USD/    BB        5.000% due 3/31/30 (b)                                       951,647
-------------------------------------------------------------------------------------------------
                                                                                        3,209,260
-------------------------------------------------------------------------------------------------
South Africa -- 0.5%
   455,000/USD/    Baa2*   Republic of South Africa, Notes, 7.375% due 4/25/12 (b)        480,025
-------------------------------------------------------------------------------------------------
Spain -- 0.4%
                           Kingdom of Spain, Bonds:
   296,000/EUR/    Aaa*      4.800% due 10/31/06 (b)                                      305,210
    92,500/EUR/    Aaa*      6.000% due 1/31/29                                           102,192
-------------------------------------------------------------------------------------------------
                                                                                          407,402
-------------------------------------------------------------------------------------------------
Sweden -- 2.8%
                           Government of Sweden, Bonds:
 7,245,000         AAA       Series 1037, 8.000% due 8/15/07 (b)                          901,741
16,695,000         AAA       Series 1044, 3.500% due 4/20/06 (b)                        1,763,370
-------------------------------------------------------------------------------------------------
                                                                                        2,665,111
-------------------------------------------------------------------------------------------------
Turkey -- 0.1%
                           Republic of Turkey:
    40,000/USD/    B1*       Global Bonds, 11.750% due 6/15/10                             39,400
   110,000/USD/    B1*       Global Notes, 11.875% due 1/15/30 (a)                        103,400
-------------------------------------------------------------------------------------------------
                                                                                          142,800
-------------------------------------------------------------------------------------------------
Ukraine -- 0.1%
    46,200/USD/    B       Government of Ukraine, Sr. Notes, 11.000% due 3/15/07           47,817
-------------------------------------------------------------------------------------------------
United Kingdom -- 2.7%
                           European Loan Conduit, Collateralized Mortgage Obligations,
                            Series 7A:
    66,111         BBB        Class D, 5.730% due 7/16/06 (e)(f)                          102,859
    66,111         BB         Class E, 7.480% due 7/16/06 (e)(f)                           99,138

                      See Notes to Financial Statements.

      60 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002

                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

    FACE
  AMOUNT++   RATING(d)                            SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
United Kingdom -- 2.7% (continued)
                       United Kingdom Gilt Bonds:
286,750         AAA      10.000% due 9/8/03 (b)                                        $   472,414
404,000         AAA      5.000% due 6/7/04 (b)                                             644,232
573,500         AAA      8.500% due 12/7/05 (b)                                          1,011,218
129,500         AAA      5.000% due 3/7/12 (b)                                             209,256
-------------------------------------------------------------------------------------------------
                                                                                         2,539,117
-------------------------------------------------------------------------------------------------
Venezuela -- 0.7%
                       Republic of Venezuela:
785,700/USD/    B-       Debt Conversion Bonds, Series DL, 2.875% due 12/18/07 (b)(e)      621,685
130,000/USD/    B-       Global Bonds, 9.250% due 9/15/27                                   89,700
-------------------------------------------------------------------------------------------------
                                                                                           711,385
-------------------------------------------------------------------------------------------------
                       TOTAL FOREIGN BONDS
                       (Cost -- $19,257,227)                                            20,932,762
-------------------------------------------------------------------------------------------------

   RIGHTS                                         SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
FOREIGN RIGHTS (j) -- 0.0%
Mexico -- 0.0%
                       United Mexican States, Value Recovery Rights:
250,000                  Series B, Expire 6/30/04                                              813
250,000                  Series C, Expire 6/30/05                                              225
250,000                  Series D, Expire 6/30/06                                              225
250,000                  Series E, Expire 6/30/07                                              138
-------------------------------------------------------------------------------------------------
                       TOTAL FOREIGN RIGHTS
                       (Cost -- $0)                                                          1,401
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.

      61 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      PUTNAM DIVERSIFIED INCOME PORTFOLIO

   FACE
  AMOUNT                                 SECURITY                                  VALUE
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (b) -- 4.6%
-------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.3%
$   250,000 U.S. Treasury Bills due 12/12/02 (Cost -- $249,504)                 $   249,504
-------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.3%
  4,135,000 Goldman, Sachs & Co., 1.910% due 11/1/02; Proceeds at maturity --
             $4,135,219; (Fully collateralized by Federal National Mortgage
             Association Notes, 5.750% due 2/15/08; Market value -- $4,218,607)
             (Cost -- $4,135,000)                                                 4,135,000
-------------------------------------------------------------------------------------------
            TOTAL SHORT-TERM INVESTMENTS
            (Cost -- $4,384,504)                                                  4,384,504
-------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $105,271,452***)                                           $95,245,564
-------------------------------------------------------------------------------------------

+ Face amount denominated in U.S. dollars unless otherwise indicated.
++ Face amount denominated in local currency unless otherwise indicated.
(a) All or a portion of this security is on loan (See Note 9).
(b) Security has been segregated by the custodian for open futures commitments, swaps, open forward foreign currency contracts or extended settlements.
(c) Security is traded on a "to-be-announced" basis (See Note 10).
(d) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*) or a double asterisk (**) which are rated by Moody's Investors Service and Fitch ICBA, Duff & Phelps, respectively.
(e) Variable rate security.
(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g) Security is currently in default.
(h) Payment-in-kind security, all or part of the dividend earned is paid by the issuance of additional stock.
(i) Security issued with attached warrants.
(j) Non-income producing security.
*** Aggregate cost for Federal income tax purposes is substantially the same.

  Currency abbreviations used in this schedule:
  DKK -- Danish Krone.
  EUR  -- Euro.
  USD  -- United States Dollar.

  See pages 63 and 64 for definitions of ratings.

                      See Notes to Financial Statements.

      62 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB, B,  --Bonds rated "BB", "B", "CCC", "CC", and "C" are regarded, on balance,
CCC, CC   as pre- dominantly speculative with respect to capacity to pay
and C     interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C"
          the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       --Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as
      "gilt edge." Interest pay- ments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  --Bonds rated "Aa" are judged to be of high quality by all standards.
      Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   --Bonds rated "A" possess many favorable investment attributes and are to be consid- ered as upper medium grade which suggest a susceptibility to impairment some time in the future.
Baa --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.
Ba  --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   --Bonds rated "B" generally lack characteristics of desirable investments.
      Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     63    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Caa      --Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.
Ca and C --Bonds rated "Ca" and "C" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "BBB" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA --Bonds rated "AAA" by Fitch have the lowest expectation of credit risk.
      The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
BBB --Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
BB  --Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
B   --Bonds rated "B" are considered highly speculative. While securities in this class are currently meeting debt service requirements or paying dividends, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    --Indicates that the bond is not rated by Standard & Poor's, Moody's or
NR    Fitch.


     64    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2002


                                                                                    Putnam
                                                                   Smith Barney   Diversified
                                                                   High Income      Income
                                                                    Portfolio      Portfolio
----------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $176,582,810
   and $105,271,452, respectively)                                 $151,879,462  $ 95,245,564
  Foreign currency, at value (Cost -- $358,133
   and $380,561, respectively)                                          363,007       381,271
  Cash                                                                      800       126,003
  Dividends and interest receivable                                   4,219,968     2,124,617
  Receivable for securities sold                                      2,042,977     3,467,601
  Receivable for Fund shares sold                                        19,362         7,574
  Receivable for open forward foreign currency contracts (Note 5)           404       205,143
  Collateral for securities on loan (Note 9)                                 --    22,967,771
  Receivable for open interest rate swap contract (Note 8)                   --       155,480
  Other assets                                                            5,445            --
---------------------------------------------------------------------------------------------
  Total Assets                                                      158,531,425   124,681,024
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    3,716,308     3,790,908
  Management fees payable                                               111,587        60,410
  Payable for Fund shares purchased                                      11,639        92,613
  Payable for securities on loan (Note 9)                                    --    22,967,771
  Payable for open forward foreign currency contracts (Note 5)               --       197,699
  Payable to broker -- variation margin                                      --         8,925
  Accrued expenses                                                       57,792        68,221
---------------------------------------------------------------------------------------------
  Total Liabilities                                                   3,897,326    27,186,547
---------------------------------------------------------------------------------------------
Total Net Assets                                                   $154,634,099  $ 97,494,477
---------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                      $        233  $        109
  Capital paid in excess of par value                               260,864,921   127,968,118
  Undistributed net investment income                                17,721,293     9,129,682
  Accumulated net realized loss from security transactions,
   options and futures contracts                                    (99,254,772)  (29,430,476)
  Net unrealized depreciation of investments, options,
   foreign currencies, swaps and futures contracts                  (24,697,576)  (10,172,956)
---------------------------------------------------------------------------------------------
Total Net Assets                                                   $154,634,099  $ 97,494,477
---------------------------------------------------------------------------------------------
Shares Outstanding                                                   23,255,575    10,910,389
---------------------------------------------------------------------------------------------
Net Asset Value                                                           $6.65         $8.94
---------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      65 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2002



                                                                               Putnam
                                                              Smith Barney   Diversified
                                                              High Income      Income
                                                               Portfolio      Portfolio
-----------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (Note 9)                                           $ 19,517,993  $ 10,347,424
  Dividends                                                        146,003       184,379
----------------------------------------------------------------------------------------
  Total Investment Income                                       19,663,996    10,531,803
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                       1,070,886       862,138
  Custody                                                           75,135       137,227
  Shareholder communications                                        36,226        23,979
  Audit and legal                                                   30,747        30,454
  Directors' fees                                                    5,196         5,332
  Shareholder and system servicing fees                              4,995         4,585
  Other                                                              3,589         4,060
----------------------------------------------------------------------------------------
  Total Expenses                                                 1,226,774     1,067,775
----------------------------------------------------------------------------------------
Net Investment Income                                           18,437,222     9,464,028
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, FOREIGN CURRENCIES,
FUTURES CONTRACTS AND SWAPS
(NOTES 3, 4, 5, 7 AND 8):
  Realized Loss From:
   Security transactions (excluding short-term securities)     (22,415,653)  (10,106,443)
   Options purchased                                                    --       (17,867)
   Foreign currency transactions                                  (708,844)     (270,750)
   Futures contracts                                                    --      (368,595)
----------------------------------------------------------------------------------------
  Net Realized Loss                                            (23,124,497)  (10,763,655)
----------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) From:
   Security transactions                                        (8,723,565)    3,704,251
   Foreign currency transactions                                   221,236       358,917
----------------------------------------------------------------------------------------
  (Increase) Decrease in Net Unrealized Depreciation            (8,502,329)    4,063,168
----------------------------------------------------------------------------------------
Net Loss on Investments, Options, Foreign
  Currencies, Futures Contracts and Swaps                      (31,626,826)   (6,700,487)
----------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations             $(13,189,604) $  2,763,541
----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      66 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


                                                For the Years Ended October 31,

Smith Barney High Income Portfolio                      2002          2001
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                              $ 18,437,222  $ 21,769,104
 Net realized loss                                   (23,124,497)  (42,701,503)
 (Increase) decrease in net unrealized depreciation   (8,502,329)    4,989,150
-------------------------------------------------------------------------------
 Decrease in Net Assets From Operations              (13,189,604)  (15,943,249)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                               (21,089,088)  (22,359,669)
-------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                      (21,089,088)  (22,359,669)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares                     26,024,621    34,525,652
 Net asset value of shares issued for reinvestment
   of dividends                                       21,089,088    22,359,669
 Cost of shares reacquired                           (34,227,458)  (33,223,158)
-------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share
   Transactions                                       12,886,251    23,662,163
-------------------------------------------------------------------------------
Decrease in Net Assets                               (21,392,441)  (14,640,755)
NET ASSETS:
 Beginning of year                                   176,026,540   190,667,295
-------------------------------------------------------------------------------
 End of year*                                       $154,634,099  $176,026,540
-------------------------------------------------------------------------------
* Includes undistributed net investment income of:   $17,721,293   $21,222,567
-------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      67 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                For the Years Ended October 31,

Putnam Diversified Income Portfolio                     2002          2001
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                              $  9,464,028  $ 11,988,436
 Net realized loss                                   (10,763,655)   (8,872,900)
 Decrease in net unrealized depreciation               4,063,168     3,041,281
------------------------------------------------------------------------------
 Increase in Net Assets From Operations                2,763,541     6,156,817
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                               (11,516,581)  (10,470,691)
------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                      (11,516,581)  (10,470,691)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 13):
 Net proceeds from sale of shares                      6,049,296     8,030,602
 Net asset value of shares issued for reinvestment
   of dividends                                       11,516,581    10,470,691
 Cost of shares reacquired                           (39,620,239)  (26,729,957)
------------------------------------------------------------------------------
 Decrease in Net Assets From Fund Share
   Transactions                                      (22,054,362)   (8,228,664)
------------------------------------------------------------------------------
Decrease in Net Assets                               (30,807,402)  (12,542,538)
NET ASSETS:
 Beginning of year                                   128,301,879   140,844,417
------------------------------------------------------------------------------
 End of year*                                       $ 97,494,477  $128,301,879
------------------------------------------------------------------------------
* Includes undistributed net investment income of:    $9,129,682   $11,138,528
------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      68 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The Smith Barney High Income and Putnam Diversified Income Portfolios ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: AIM Capital Appreciation, Alliance Growth, Van Kampen Enterprise, Smith Barney Large Cap Value, Smith Barney International All Cap Growth, Travelers Managed Income, Salomon Brothers Total Return Strategic Bond, formerly known as Salomon Brothers Strategic Bond, MFS Total Return, Smith Barney Money Market, Smith Barney Large Capitalization Growth, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; fixed-income securities are valued at the mean between the bid and the asked prices provided by an independent pricing service, securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign


     69    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders
currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; ( j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the Portfolios' capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment. (k) the Portfolios intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolios to amortize premium and accrete all discounts on all fixed-income securities. The Portfolios adopted this requirement effective November 1, 2001. This change does not affect the Portfolios' net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended October 31, 2002, the Smith Barney High Income Portfolio had interest income decreased by $162,368, net realized loss decreased by $210,486 and the change in net unrealized depreciation of investments increased by $48,118. For the year ended October 31, 2002, the Putnam Diversified Income Portfolio had interest income decreased by $205,366, net realized loss decreased by $225,254 and the change in net unrealized appreciation of investments decreased by $19,888. In addition, the Smith Barney High Income and Putnam Diversified Income Portfolios recorded adjustments to decrease the cost of securities and to


     70    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders
decrease accumulated undistributed net investment income by $334,650 and $253,254, respectively, to reflect the cumulative effect of this change up to the date of the adoption.

In addition, the Portfolios invest in high-yield instruments that are subject to certain credit and market risks. The yields of high debt obligations reflect, among other things, perceived credit risk. The Portfolios' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

The Portfolios may enter into foreign currency exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled or closed.

In addition, the Portfolios may enter into futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment manager of the Smith Barney High Income Portfolio ("SBHI"). SBHI pays SBFM a management fee calculated at an annual rate of 0.60% of the average daily net assets of the Portfolio. In addition, Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the Putnam Diversified Income Portfolio ("PDIP"). PDIP pays TIA a management fee calculated at an annual rate of 0.75% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly.

TIA has entered into a sub-advisory agreement with Putnam Investment Management, Inc. ("PIM"). Pursuant to the sub-advisory agreement, PIM is responsible for the day-to-day portfolio operations and investment decisions for PDIP


     71    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders
and is compensated for such service at the annual rate of 0.35% of the average daily net assets of PDIP. This fee is calculated daily and paid monthly.

TIA has entered into a sub-administrative services agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of the average daily net assets of PDIP.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

During the year ended October 31, 2002, Salomon Smith Barney Inc., another subsidiary of SSBH, did not receive any brokerage commissions.

Most of the officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                           SBHI         PDIP
--------------------------------------------------------------------------------
Purchases                                              $143,230,992 $227,428,464
--------------------------------------------------------------------------------
Sales                                                   126,312,247  248,995,425
--------------------------------------------------------------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                        SBHI          PDIP
-------------------------------------------------------------------------------
Gross unrealized appreciation                       $  4,291,320  $  3,802,384
Gross unrealized depreciation                        (30,134,150)  (15,461,302)
-------------------------------------------------------------------------------
Net unrealized depreciation                         $(25,842,830) $(11,658,918)
-------------------------------------------------------------------------------


     72    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

4. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios, represent investments, which are marked-to-market daily and are included in the schedules of investments. When a purchased option expires, the Portfolios will realize a loss in the amount of the premium paid. When the Portfolios enter into closing sales transactions, the Portfolios will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolios exercise a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolios exercise a call option, the cost of the security which the Portfolios purchase upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolios did not hold any purchased call or put option contracts.

When the Portfolios write a covered call or put option, an amount equal to the premium received by the Portfolios is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolios realize a gain. When the Portfolios enter into a closing purchase transaction, the Portfolios realize a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolios purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolios enter into options for hedging purposes. The risk in writing a covered call option is that the Portfolios give up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolios are exposed to the risk of loss if the market price of the underlying security declines.


     73    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

The following written call option transactions occurred during the year ended October 31, 2002 for PDIP:

                                                        Number of
     PDIP                                               Contracts Premiums
     ---------------------------------------------------------------------
     Options written, outstanding at October 31, 2001      --     $    --
     Options written                                        6       1,900
     Options cancelled in closing purchase transactions    (6)     (1,900)
     ---------------------------------------------------------------------
     Options written, outstanding at October 31, 2002      --     $    --
     ---------------------------------------------------------------------

During the year ended October 31, 2002, SBHI did not enter into any written covered call or put option contracts.

5. Foreign Currency Exchange Contracts
A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolios as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty be unable to meet the terms of such contracts.

At October 31, 2002, the Portfolios had open foreign currency exchange contracts as described below. The unrealized gain (loss) on the open contracts is reflected in the accompanying financial statements as follows:

Smith Barney High Income Portfolio

                                       Local    Market  Settlement Unrealized
  Foreign Currency                    Currency  Value      Date       Gain
  ---------------------------------------------------------------------------
  To Sell:
  Euro                                367,305  $363,007  11/1/02      $404
  ---------------------------------------------------------------------------
  Total Unrealized Gain on Open
   Forward Foreign Currency Contracts                                 $404
  ---------------------------------------------------------------------------


     74    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Putnam Diversified Income Portfolio

                                   Local      Market   Settlement Unrealized
  Foreign Currency                Currency    Value       Date    Gain (Loss)
  ---------------------------------------------------------------------------
  To Sell:
  Australian Dollar                 347,000 $  191,748  12/18/02   $  (3,008)
  Australian Dollar                 347,000    191,748  12/18/02      (2,286)
  Australian Dollar                 347,000    191,748  12/18/02      (4,118)
  Australian Dollar                 311,000    171,855  12/18/02      (2,049)
  Australian Dollar                 343,000    189,538  12/18/02      (1,299)
  British Pound                     193,700    301,905  12/18/02        (701)
  British Pound                      86,670    135,086  12/18/02        (314)
  British Pound                      95,000    148,069  12/18/02        (582)
  Canadian Dollar                   293,000    187,521  12/18/02      (1,973)
  Canadian Dollar                   294,000    188,161  12/18/02      (1,560)
  Canadian Dollar                   294,000    188,161  12/18/02        (928)
  Canadian Dollar                   293,000    187,521  12/18/02      (1,884)
  Canadian Dollar                   293,000    187,521  12/18/02      (3,148)
  Canadian Dollar                   294,000    188,161  12/18/02      (1,457)
  Canadian Dollar                   294,000    188,161  12/18/02         293
  Danish Krone                      672,547     89,163  12/18/02         344
  Euro                              190,000    187,368  12/18/02      (1,881)
  Euro                            2,661,990  2,625,112  12/18/02      12,920
  Euro                              194,000    191,312  12/18/02      (3,778)
  Euro                              194,000    191,312  12/18/02      (2,077)
  Euro                              194,000    191,312  12/18/02      (2,640)
  Euro                              194,000    191,312  12/18/02      (2,255)
  Euro                               15,700     15,483  12/18/02        (280)
  Euro                              143,800    141,808  12/18/02      (1,330)
  Euro                              227,000    223,855  12/18/02      (3,257)
  Euro                              190,000    187,368  12/18/02      (1,934)
  Euro                              190,000    187,368  12/18/02        (731)
  Japanese Yen                   22,572,000    184,275  12/18/02       6,088
  Japanese Yen                   22,572,000    184,275  12/18/02        (137)
  Japanese Yen                   22,572,000    184,275  12/18/02         444
  Japanese Yen                   22,572,000    184,275  12/18/02         966
  Japanese Yen                   22,572,000    184,275  12/18/02       2,316
  Japanese Yen                   22,572,000    184,275  12/18/02       1,071
  Japanese Yen                   22,749,000    185,720  12/18/02        (420)
  Japanese Yen                   22,749,000    185,720  12/18/02      (3,012)
  Japanese Yen                   22,749,000    185,720  12/18/02      (1,912)
  Japanese Yen                   22,749,000    185,720  12/18/02      (2,755)
  Japanese Yen                   22,749,000    185,720  12/18/02      (2,292)
  New Zealand Dollar              1,286,300    621,442  12/18/02     (22,026)
  New Zealand Dollar                235,400    113,727  12/18/02      (4,031)
  New Zealand Dollar                655,300    316,591  12/18/02     (11,352)
  Swedish Krona                  24,679,800  2,677,206  12/18/02     (51,835)
  --------------------------------------------------------------------------
                                                                    (120,800)
  --------------------------------------------------------------------------


     75    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                   Local      Market   Settlement Unrealized
  Foreign Currency                Currency    Value       Date    Gain (Loss)
  ---------------------------------------------------------------------------
  To Buy:
  Australian Dollar                  171,500    94,769  12/18/02   $  1,298
  Australian Dollar                2,511,727 1,387,951  12/18/02     34,130
  Australian Dollar                2,597,200 1,435,182  12/18/02     31,655
  Australian Dollar                  347,000   191,748  12/18/02      4,108
  Australian Dollar                  343,000   189,538  12/18/02      5,011
  Australian Dollar                  343,000   189,538  12/18/02      5,004
  Australian Dollar                  171,500    94,769  12/18/02      1,480
  British Pound                      119,000   185,476  12/18/02      1,323
  British Pound                      124,000   193,268  12/18/02      1,800
  British Pound                      119,000   185,475  12/18/02        109
  British Pound                      119,000   185,476  12/18/02        452
  British Pound                      119,000   185,476  12/18/02      1,441
  Canadian Dollar                    293,000   187,521  12/18/02      1,678
  Canadian Dollar                    293,000   187,521  12/18/02      3,044
  Canadian Dollar                    293,000   187,521  12/18/02      2,371
  Canadian Dollar                    294,000   188,161  12/18/02        310
  Canadian Dollar                    455,100   291,266  12/18/02      2,643
  Canadian Dollar                    293,000   187,521  12/18/02      2,745
  Canadian Dollar                    293,000   187,521  12/18/02      2,879
  Canadian Dollar                    293,000   187,521  12/18/02      2,732
  Canadian Dollar                    293,000   187,521  12/18/02      2,638
  Canadian Dollar                    293,000   187,521  12/18/02      3,001
  Canadian Dollar                    294,000   188,161  12/18/02      4,532
  Canadian Dollar                    294,000   188,161  12/18/02      1,079
  Canadian Dollar                    294,000   188,161  12/18/02        218
  Euro                               190,000   187,368  12/18/02        201
  Euro                             2,810,200 2,771,269  12/18/02     36,944
  Euro                               194,000   191,312  12/18/02      1,897
  Euro                               194,000   191,312  12/18/02      1,319
  Euro                               190,000   187,368  12/18/02      1,139
  Euro                               190,000   187,368  12/18/02      2,450
  Euro                               190,000   187,368  12/18/02      3,212
  Euro                               190,000   187,368  12/18/02      2,699
  Euro                               190,000   187,368  12/18/02      2,289
  Japanese Yen                    22,749,000   185,720  12/18/02      1,496
  Japanese Yen                   154,364,110 1,260,212  12/18/02    (45,745)
  Japanese Yen                    22,572,000   184,275  12/18/02        559
  Japanese Yen                    22,572,000   184,275  12/18/02        869
  Japanese Yen                    22,749,000   185,720  12/18/02      3,056
  Japanese Yen                    22,749,000   185,720  12/18/02      3,265
  Japanese Yen                    22,749,000   185,720  12/18/02      1,625
  South Korean Won               446,538,000   363,554  12/18/02     (6,188)
  Swiss Franc                        120,000    81,192  12/18/02       (524)
  --------------------------------------------------------------------------
                                                                    128,244
  --------------------------------------------------------------------------
  Total Unrealized Gain on Open
   Forward Foreign Currency
   Contracts                                                       $  7,444
  --------------------------------------------------------------------------


     76    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

6. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolios enter into such contracts to hedge a portion of their portfolios. The Portfolios bear the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the PDIP had the following open futures contracts:

                              Number of               Basis      Market    Unrealized
                              Contracts Expiration    Value      Value     Gain (Loss)
---------------------------------------------------------------------------------------
To Sell:
  90-Day Euro Dollar               1       6/03    $   239,696 $   246,038 $    (6,342)
  90-Day Euro Yen                  6      12/03      1,220,053   1,220,258       (205 )
  U.S. 5 Year Treasury Note       32      12/02      3,581,294   3,639,500     (58,206)
  U.S. 10 Year Treasury Note     102      12/02     11,380,896  11,701,313    (320,417)
--------------------------------------------------------------------------------------
                                                                              (385,170)
--------------------------------------------------------------------------------------


     77    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                              Number of              Basis      Market   Unrealized
                              Contracts Expiration   Value      Value    Gain (Loss)
------------------------------------------------------------------------------------
To Buy:
  90-Day Euro Dollar              1        9/03    $  238,642 $  245,425 $    6,783
  90-Day Euro Yen                 6       12/02     1,220,891  1,220,869        (22)
  5-Year Euro-BOBL               24       12/02     2,588,579  2,594,642      6,063
  10-Year Euro-Bond              35       12/02     3,871,687  3,854,418    (17,269)
  10-Year Japanese
   Government Bond                9       12/02     2,064,340  2,081,994     17,654
  10-Year Swap Future             3       12/02       329,309    335,156      5,847
  U.S. 10 Year Treasury Note      6       12/02       669,729    688,313     18,584
  U.S. Treasury Long Bond        16       12/02     1,736,209  1,770,500     34,291
-----------------------------------------------------------------------------------
                                                                             71,931
-----------------------------------------------------------------------------------
Net Unrealized Loss                                                      $ (313,239)
-----------------------------------------------------------------------------------

In addition, at October 31, 2002, SBHI did not hold any futures contracts.

8. Interest Rate Swaps
PDIP has entered into an interest rate swap agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. PDIP will record the difference between a predetermined fixed interest rate and the closing value of the Three-Month LIBOR floating rate. These differences are netted out as a cash settlement on the expiration date, with the portfolio receiving or paying, as the case may be, only the net amount of the two differences. PDIP is exposed to credit risk in the event of nonperformance by the swap counterparty.

As of October 31, 2002, PDIP entered into the following interest rate swap agreement:

Swap Counterparty:         Merrill Lynch, Pierce Fenner & Smith Inc.
Effective Date:            10/31/00
Notional Amount:           $1,300,000
Payments Made by PDIP:     Floating Rate (Three-Month LIBOR)
Payments Received by PDIP: Fixed Rate, 6.74%
Termination Date:          10/31/05
Unrealized Appreciation    $155,480
  as of 10/31/02           ========


     78    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

9. Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary between 2% and 5% depending on the type of securities loaned. The custodian establishes and maintains the collateral in segregated accounts. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 2002, PDIP loaned securities having a market value of $22,447,200. PDIP received cash collateral amounting to $22,967,771, which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio.

Income earned by PDIP from securities lending for the year ended October 31, 2002 was $8,816.

10.Securities Traded on a When-Issued or To-Be-Announced Basis

The Portfolios may trade securities on a when-issued basis or on a to-be-announced ("TBA") basis.

In a when-issued transaction the securities are purchased or sold by the Portfolios with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolios at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement.

In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At October 31, 2002, PDIP held one TBA security with a cost of $122,304.


     79    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

11.Capital Loss Carryforwards

At October 31, 2002, SBHI and PDIP had, for Federal income tax purposes, approximately $98,468,000 and $29,302,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. Expirations occur on October 31 of the years below:

                                    2006       2007        2008        2009        2010
-------------------------------------------------------------------------------------------
SBHI                             $3,001,000 $12,317,000 $18,328,000 $42,940,000 $21,882,000
-------------------------------------------------------------------------------------------
PDIP                              2,321,000   5,086,000   3,077,000   7,414,000  11,404,000
-------------------------------------------------------------------------------------------

12.Income Tax Information and Distributions to Shareholders

At October 31, 2002, the tax basis components of distributable earnings were:

                                             SBHI          PDIP
           ---------------------------------------------------------
           Undistributed ordinary income $ 18,074,208  $ 10,322,294
           ---------------------------------------------------------
           Accumulated capital losses     (98,467,801)  (29,302,516)
           ---------------------------------------------------------
           Unrealized depreciation        (25,837,462)  (11,493,526)
           ---------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals, AICPA premium adjustments and consent fees received.

The tax character of distributions paid during the year ended October 31, 2002 was:

                                           SBHI        PDIP
                -----------------------------------------------
                Ordinary income         $21,089,088 $11,516,581
                Long-term capital gains          --          --
                -----------------------------------------------
                Total                   $21,089,088 $11,516,581
                -----------------------------------------------


     80    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

13.Capital Shares

At October 31, 2002, the Fund had six billion shares of $0.00001 par value capital stock authorized. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                                 Year Ended       Year Ended
                                              October 31, 2002 October 31, 2001
-------------------------------------------------------------------------------
Smith Barney High Income Portfolio
Shares sold                                       3,084,610        3,485,426
Shares issued on reinvestment                     3,190,482        2,581,948
Shares reacquired                                (4,176,862)      (3,431,915)
------------------------------------------------------------------------------
Net Increase                                      2,098,230        2,635,459
------------------------------------------------------------------------------
Putnam Diversified Income Portfolio
Shares sold                                         595,222          765,192
Shares issued on reinvestment                     1,292,545        1,065,177
Shares reacquired                                (3,888,880)      (2,577,989)
------------------------------------------------------------------------------
Net Decrease                                     (2,001,113)        (747,620)
------------------------------------------------------------------------------


     81    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney High Income Portfolio        2002     2001     2000    1999   1998/(1)/
------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                      $8.32   $10.29   $11.72   $11.97   $13.25
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/              0.82     1.02     1.20     0.92     1.21
  Net realized and unrealized loss/(2)/  (1.44)   (1.80)   (1.56)   (0.28)   (1.58)
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations      (0.62)   (0.78)   (0.36)    0.64    (0.37)
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (1.05)   (1.19)   (1.07)   (0.89)   (0.74)
  Net realized gains                        --       --       --       --    (0.17)
-----------------------------------------------------------------------------------
Total Distributions                      (1.05)   (1.19)   (1.07)   (0.89)   (0.91)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year             $6.65   $ 8.32   $10.29   $11.72   $11.97
-----------------------------------------------------------------------------------
Total Return                             (7.39)%  (8.08)%  (3.54)%   5.28%   (3.38)%
-----------------------------------------------------------------------------------
Net Assets, End of Year (millions)        $155     $176     $191     $199     $160
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                0.69%    0.67%    0.66%    0.66%    0.67%
  Net investment income/(2)/             10.39    11.52    10.46     9.44     9.12
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                     78%      77%      70%      73%      82%
-----------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 10.48%. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss per share was less than $0.01.


     82    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Putnam Diversified Income Portfolio       2002   2001    2000    1999     1998
--------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                      $9.94  $10.31  $11.24  $11.70  $12.31
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(1)/              1.14    0.93    0.93    0.91    0.57
  Net realized and unrealized loss/(1)/  (0.94)  (0.47)  (0.88)  (0.70)  (0.62)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations       0.20    0.46    0.05    0.21   (0.05)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                  (1.20)  (0.83)  (0.98)  (0.67)  (0.42)
  Net realized gains                        --      --      --      --   (0.14)
--------------------------------------------------------------------------------
Total Distributions                      (1.20)  (0.83)  (0.98)  (0.67)  (0.56)
--------------------------------------------------------------------------------
Net Asset Value, End of Year             $8.94   $9.94  $10.31  $11.24  $11.70
--------------------------------------------------------------------------------
Total Return                              2.00%   4.60%   0.21%   1.80%  (0.65)%
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)         $97    $128    $141    $156    $157
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                0.93%   0.90%   0.87%   0.83%   0.87%
  Net investment income/(1)/              8.24    8.83    7.78    7.85    7.48
--------------------------------------------------------------------------------
Portfolio Turnover Rate                    208%    150%    105%    118%    191%
--------------------------------------------------------------------------------

(1) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended October 31, 2002, the net investment income, net realized and unrealized loss and ratio of net investment income to average net assets would have been $1.16, $0.96, and 8.42%, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.


     83    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Smith Barney High Income Portfolio and Putnam Diversified Income Portfolio ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP
New York, New York
December 11, 2002


     84    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                   Number of
                                    Term                          Portfolios
                                 of Office*       Principal         in Fund            Other
                     Position(s) and Length     Occupation(s)       Complex        Directorships
   Name, Address      Held with   of Time          During          Overseen           Held by
      and Age           Fund       Served      Past Five Years    by Director        Director
-----------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

A. E. Cohen           Director     Since    Consultant to Chugai      17      Director of Agouron
444 Madison Avenue                  1996    Pharmaceutical Co.                Pharmaceuticals, Inc.,
Suite 1201                                  Ltd.                              Akzo Nobel NV,
New York, NY 10022                                                            Teva Pharmaceutical
Age 65                                                                        Inc., Ltd., Chugai
                                                                              Pharmaceutical Co.
                                                                              Ltd., Pharmaceutical
                                                                              Product Development,
                                                                              Inc. and Axonyx Inc.;
                                                                              Chairman of
                                                                              Vasomedical, Inc.,
                                                                              Neurobiological
                                                                              Technologies Inc. and
                                                                              Kramex Corporation.

Robert A. Frankel     Director     Since    Managing Partner          24               None
8 John Walsh Blvd.                  1999    of Robert A. Frankel
Peekskill, NY 10566                         Managing Consultants;
Age 74                                      Former Vice President
                                            of The Readers Digest
                                            Association, Inc.

Michael E. Gellert    Director     Since    General Partner of        19      Director of Dalet S.A.,
122 East 42nd Street                1999    Windcrest Partners, a             Devon Energy Corp.,
47th Floor                                  venture capital firm              High Speed Access
New York, NY 10168                                                            Corp., Human, Inc.,
Age 70                                                                        SEACOR Smit, Inc.
                                                                              and Six Flags, Inc.

Rainer Greeven        Director     Since    Attorney, Rainer          17      Director of
630 5th Avenue                      1994    Greeven PC                        Continental
Suite 1905                                                                    Container Corp.
New York, NY 10111
Age 65


     85    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                                                 Number of
                                              Term                              Portfolios
                                           of Office*         Principal           in Fund           Other
                           Position(s)     and Length       Occupation(s)         Complex       Directorships
   Name, Address            Held with       of Time            During            Overseen          Held by
      and Age                 Fund           Served        Past Five Years      by Director       Director
------------------------------------------------------------------------------------------------------------------
Susan M. Heilbron         Director           Since      Owner/ Consultant            17       Director of
P.O. Box 557                                  1994      of Lacey &                            National Multiple
Chilmark, MA 02533                                      Heilbron, a                           Sclerosis Society,
Age 57                                                  public relations firm                 New York City
                                                                                              Chapter

INTERESTED DIRECTORS:

R. Jay Gerken             Director/          Since      Managing Director            78              None
Salomon Smith             Chairman            2002      of SSB
Barney Inc. ("SSB")
399 Park Avenue
New York, NY 10022
Age 51

--------
* Directors are elected until the Fund's next annual meeting and until their successors are elected and qualified.

OFFICERS:

Lewis E. Daidone          Senior Vice        Since      Managing Director           N/A              N/A
SSB                       President and       2000      of SSB; Chief
125 Broad Street          Chief                         Financial Officer
11th Floor                Administrative                and Treasurer of
New York, NY 10004        Officer                       mutual funds
Age 44                                                  affiliated with
                                                        Citigroup Inc.;
                                                        Director and Senior
                                                        Vice President of
                                                        Smith Barney Fund
                                                        Management LLC
                                                        ("SBFM") and
                                                        Travelers Investment
                                                        Advisor ("TIA")

Richard L. Peteka         Chief              Since      Director of SSB             N/A              N/A
SSB                       Financial           2002
125 Broad Street          Officer and
11th Floor                Treasurer
New York, NY 10004
Age 41

Beth A. Semmel, CFA       Vice President     Since      Managing Director           N/A              N/A
SSB                       and                2002       of SSB
388 Greenwich Street      Investment
New York, NY 10013        Officer
Age 41


     86    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                                         Number of
                                           Term                         Portfolios
                                        of Office*      Principal         in Fund       Other
                          Position(s)   and Length    Occupation(s)       Complex   Directorships
     Name, Address         Held with     of Time         During          Overseen      Held by
        and Age              Fund         Served     Past Five Years    by Director   Director
-------------------------------------------------------------------------------------------------
David L. Waldman         Investment       Since    Managing Director,       N/A          N/A
Putnam Investment        Officer          1997     Senior Portfolio
Management LLC                                     Manager and
One Post Office Square                             Director of
Boston, MA 02019                                   fixed-income
Age 36                                             quantitative
                                                   research, Putnam
                                                   Investment
                                                   Management, LLC.
                                                   From 1995 to 1997,
                                                   Senior Vice
                                                   President and Senior
                                                   Portfolio Manager at
                                                   Lazard Freres Asset
                                                   Management

Peter J. Wilby, CFA      Vice President   Since    Managing Director        N/A          N/A
SSB                      and              2002     of SSB
388 Greenwich Street     Investment
New York, NY 10013       Officer
Age 43

Kaprel Ozsolak           Controller       Since    Vice President of        N/A          N/A
SSB                                       2002     SSB
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor       Secretary        Since    Managing Director        N/A          N/A
SSB                                       2000     of SSB; General
300 First Stamford Place                           Counsel and
Stamford, CT 06902                                 Secretary of SBFM
Age 51                                             and TIA



     87    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Portfolios hereby designate for the fiscal year ended October 31, 2002:

 . A corporate dividends received deduction of:

SBHI 0.17%
PDIP 2.88%

A total of 7.23% of the ordinary dividends paid by PDIP from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


     88    Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.



          DIRECTORS                INVESTMENT MANAGERS
          A. E. Cohen              Smith Barney Fund Management LLC
          Robert A. Frankel        Travelers Investment Adviser, Inc.
          Michael E. Gellert
          R. Jay Gerken,           CUSTODIAN
            Chairman               State Street Bank and Trust Company
          Rainer Greeven
          Susan M. Heilbron        ANNUITY ADMINISTRATION
                                   Travelers Annuity Investor Services
          Victor K. Atkins,        5 State House Square
            Emeritus               1 Tower Square
                                   Hartford, Connecticut 06183
          OFFICERS
          R. Jay Gerken
          President and Chief
          Executive Officer

          Lewis E. Daidone
          Senior Vice President
          and Chief Administrative
          Officer

          Richard L. Peteka
          Chief Financial Officer
          and Treasurer

          Beth A. Semmel
          Vice President

          Peter J. Wilby
          Vice President

          Kaprel Ozsolak
          Controller

          Christina T. Sydor
          Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of Travelers Series Fund Inc. -- Smith Barney High Income and Putnam Diversified Income Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004



         SalomonSmithBarney
---------------------------
A member of citigroup[GRAPHIC]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0254 12/02                                                           02-4182

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                                  AIM CAPITAL
                            APPRECIATION PORTFOLIO

                              SMITH BARNEY LARGE
                             CAPITALIZATION GROWTH
                                   PORTFOLIO

              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

[PHOTO]

R. Jay Gerken
R. JAY GERKEN
Chairman

Travelers Series
Fund Inc.


Dear Shareholder,
Enclosed herein is the annual report for the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Portfolio(s)") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow/1/. We hope you find this report useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Travelers Series Fund Inc. replacing
Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

--------
1The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.


       1 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Performance Update/2/

                 Performance of the Travelers Series Fund Inc.
                      for the Year Ended October 31, 2002
                      ----------------------------------

               AIM Capital Appreciation Portfolio       (11.75)%
               Smith Barney Large Capitalization Growth
                 Portfolio                              (16.29)

Market Overview and Outlook
This has been a very difficult year for the equity markets, as virtually all major equity indices dropped to their lowest levels in several years. Unless the stock market dramatically rallies by year-end, we believe it is possible that many major equity indices may finish the calendar year down for the third year in a row. Such an occurrence of consecutive retreats has not happened in over 60 years. Until recently, many thought the benchmark for bear markets was that of 1973-1974, but we now believe the current period has eclipsed this earlier one in terms of length and severity.

The Federal Open Market Committee ("FOMC")/3/ lowered short-term interest rates eleven times in 2001 in an effort to boost an ailing economy. Seeing little improvement, the FOMC decided to leave the federal funds rate ("fed funds rate")/4/ unchanged at its historically low level of 1.75% during each of the six meetings it held throughout the first ten months of 2002 (since the end of this reporting period the FOMC lowered the fed funds target rate an additional 50 basis points/5/ on November 6, 2002 to 1.25%, the lowest level since April of 1958 when the target was 1.00%).

--------
2The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios.
3The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5A basis point is one one-hundredth (1/100 or 0.01) of a percent.


       2 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Thank you for your investment in the Travelers Series Fund Inc. -- AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R Jay Gerken
R. Jay Gerken
Chairman

November 25, 2002

The information provided in the following commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 12 through 18 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of October 31, 2002 and are subject to change.



       3 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

AIM Capital Appreciation Portfolio
Performance Update
For the year ended October 31, 2002, the AIM Capital Appreciation Portfolio ("Portfolio"), returned negative 11.75%. In comparison, the S&P 500 Index/1/ returned negative 15.10% and the Lipper Multi-Cap Growth Fund Index/2/ returned negative 20.60% for the same period.

Investment Strategy
The Portfolio invests in common stocks of companies the sub-adviser believes are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

Portfolio Manager Portfolio and Market Review
Stocks remained in the grip of a protracted bear market for most of the fiscal year as concerns about the accounting practices of a number of high-profile companies, the economy, anemic company earnings, the threat of additional terrorist attacks, and the possibility of war with Iraq all weighed heavily on investors' minds. Except for scattered short-lived rallies, key stock market indices, such as the S&P 500 Index, plummeted to their lowest levels in about five years on October 9, 2002.

Markets rebounded during the final weeks of the fiscal year as several leading companies reported better-than-expected earnings. Also, there were indications that the Federal Reserve Board ("Fed") might cut interest rates further (the Fed did cut the federal funds target rate again on November 6 by 0.50% to 1.25%, which was after the reporting period ended). However, it was uncertain if the stock market rally was sustainable.

In response to adverse market conditions, we maintained a Portfolio balance between more defensive, core-growth holdings and the stocks of certain companies. Core-growth holdings represent the stocks of what we feel are well-established companies, such as Pfizer, one of the world's largest drug companies and one of the Portfolio's top holdings. In our view, these stocks tend to be more stable in difficult market environments. On the other hand, it is our

--------
1The S&P 500 Index is a market-capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 86 largest multi-cap growth mutual funds tracked by Lipper Inc., an independent mutual-fund performance monitor. Please note that an investor cannot invest directly in an index.


       4 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders experience the stocks of economically sensitive companies may provide upside potential during market rallies. One example of a stock among the Portfolio's holdings, which is of a more economically sensitive company is Applied Materials, Inc., a manufacturer of complex equipment used in semiconductor production.

At the close of the fiscal year, the Portfolio had significant holdings in more defensive sectors, such as healthcare and industrials, as well as more economically sensitive sectors, such as consumer-discretionary and information technology. Over the reporting period, we increased the Portfolio's exposure to such defensive sectors as healthcare and consumer staples. At the same time, the Portfolio's exposure to the financial sector was reduced as many financial services companies were negatively affected by the downturn in the stock market.

Two stocks that performed well for the Portfolio were Forest Laboratories, Inc. and Intuit, Inc. Forest Laboratories, Inc., which develops and produces name-brand and generic drugs, with reported record earnings for its most recent fiscal quarter. Intuit, a provider of personal finance, small business accounting and consumer tax preparation software, also experienced strong earnings growth. A stock that detracted somewhat from the Portfolio's performance was Analog Devices, Inc., a maker of analog and digital integrated circuits. We feel the severe downturn in the information technology sector, particularly in semiconductors, adversely affected this stock.

Portfolio Manager Outlook
At the close of the fiscal year, the stock market remained volatile and its direction unpredictable. Historically, it has been our experience that stocks have tended to perform well at the end and the beginning of calendar years. Moreover, at the close of the reporting period, stock valuations in our opinion were more attractive then they had been in recent years. However, investors continued to be cautious due to economic uncertainties, lackluster corporate earnings, and the prospects of a conflict with Iraq. Regardless, we believe the Portfolio, with its combination of core-growth holdings and earnings momentum stocks, was in a favorable position to take advantage of a variety of potential market trends.


       5 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Smith Barney Large Capitalization Growth Portfolio
Performance Update
For the year ended October 31, 2002, the Smith Barney Large Capitalization Growth Portfolio ("Portfolio") returned negative 16.29%. In comparison, the S&P 500 Index returned negative 15.10% for the same period.

Investment Strategy
Under normal circumstances, the Portfolio invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics, of U.S. companies with large market capitalizations.

Large market capitalization companies are currently defined as those whose market capitalization is $5 billion or more at the time of investment. Up to 20% of the Portfolio's net assets, plus any borrowings for investment purposes, may be invested in companies with other market capitalizations.

Portfolio Manager Portfolio and Market Review
2002 has been a very difficult year for equity investors and the third quarter of 2002 was the worst three-month period for equity markets since the fourth quarter of 1987. We believe, however, the quarter marked the end of this phase of the bear market. If the late 1990's represent a period of irrational exuberance, where stocks were detached from underlying fundamentals on the upside, then in 2002 we witnessed the mirror image of this emotional behavior on the part of market participants, with the valuation of securities disconnecting from fundamentals on the downside. When sentiment becomes this negative, when equity liquidations peak, when nothing in the market is working, we believe history would indicate that we are near the end of a decline.

We believe the U.S. economy will strengthen as we move through the fourth quarter and into 2003 - monetary policy is extremely accommodative; refinancings are at record levels; and inflation remains low. As bad as the news appears, we do not feel that corporate earnings are falling off a cliff. Yes, we feel difficulties remain in certain areas (the technology and telecommunications sectors, most prominently), but we also feel the majority of businesses are slowly recovering. In our view the wild card is consumer confidence, which we believe



       6 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders is influenced by the daily headlines regarding corporate integrity and geopolitical issues centered in the Middle East. We feel these concerns will slowly move to the back burner as they approach resolution and have a smaller and smaller effect on valuation.

In our opinion, this has been a very painful decline, on a par with that of 1973-1974. However, we believe the decline has created values that have not been available in some time -- a number of the world-class franchise names that we typically invest in are now trading at levels we have not seen in over ten years.

The Portfolio was negatively impacted by continued weakness in the technology sector, with our over-weighted position in the semiconductor sector magnifying the negative returns. However, as detailed earlier, we feel fundamentals and stock prices detached and we were able to increase positions at what we believe were favorable valuations. Financial stocks were a mixed blessing as regional bank issues contributed positive returns but were offset by weakness in the brokerage stocks. We believe the brokerage stocks are proxies for the economy as a whole and expect recovery in these stocks to match our positive economic outlook for 2003. Pharmaceutical and consumer stocks were also mixed, with pockets of strength offset by pockets of weakness.

Portfolio Manager Outlook
In our opinion the bear market is nearing an end and our view has grown more constructive. We have increased weightings in the more aggressive areas, such as the technology sector and have slightly decreased the weightings in the more defensive areas such as consumer and pharmaceutical issues. We feel 2003 may be the first year in a new bull market cycle and, as such, we want to be positioned in the "best of the breed" within the large cap growth sector with emphasis on balance sheet strength and market share gains.

We remain convinced that a portfolio of leadership-positioned companies, with balance sheet strength and strong management should be a rewarding investment over the next cycle.




       7 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                      AIM CAPITAL APPRECIATION PORTFOLIO


 HISTORICAL PERFORMANCE


                          Net Asset Value
                         -----------------
                         Beginning   End    Income   Capital Gain   Total
    Year Ended            of Year  of Year Dividends Distributions Returns+
    ------------------------------------------------------------------------
    10/31/02              $ 9.11   $ 8.04    $0.00       $0.00      (11.75)%
    ------------------------------------------------------------------------
    10/31/01               21.73     9.11     0.00        3.88      (43.36)
    ------------------------------------------------------------------------
    10/31/00               16.30    21.73     0.00        0.53       36.53
    ------------------------------------------------------------------------
    10/31/99               12.31    16.30     0.00        0.00       32.41
    ------------------------------------------------------------------------
    10/31/98               12.68    12.31     0.02        0.00       (2.79)
    ------------------------------------------------------------------------
    10/31/97               10.76    12.68     0.01        0.00       17.96
    ------------------------------------------------------------------------
    10/31/96               10.00    10.76     0.01        0.00        7.71
    ------------------------------------------------------------------------
    10/10/95* - 10/31/95   10.00    10.00     0.00        0.00        0.00++
    ------------------------------------------------------------------------
    Total                                    $0.04       $4.41
    ------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                              (11.75)%
-------------------------------------------------------------------------
Five Years Ended 10/31/02                                         (2.56)
-------------------------------------------------------------------------
10/10/95* through 10/31/02                                         1.57
-------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

10/10/95* through 10/31/02                                         11.61%
-------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
* Commencement of operations.


       8 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



                  Value of $10,000 Invested in Shares of the
                    AIM Capital Appreciation Portfolio vs.
                  Lipper Midcap Fund Index, Lipper Multi-Cap
                     Growth Fund Index and S&P 500 Index+

--------------------------------------------------------------------------------

                         October 1995 -- October 2002


                                     [CHART]

          AIM Capital
          Appreciation   Lipper Midcap     S&P       Lipper Multi-Cap
           Portfolio     Fund Index/tt/ 500 Index   Growth Fund Index/tt/
          ------------   -------------  ---------   --------------------
10/10/95    $10,000        $10,000       $10,000         $10,000
   10/95      9,990         10,190        10,076          10,202
   10/96     10,771         11,962        12,502          11,932
   10/97     12,706         14,450        16,516          15,003
   10/98     12,351         14,029        20,151          16,004
   10/99     16,355         18,224        25,321          22,370
   10/00     22,330         24,585        26,861          28,367
   10/01     12,646         15,961        20,175          16,440
10/31/02     11,161         13,342        17,130          13,116


+ Hypothetical illustration of $10,000 invested in shares of the AIM Capital
  Appreciation Portfolio on October 10, 1995 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 2002. The Lipper Midcap Fund Index is a broad-based index of midcap stocks. The unmanaged Lipper Multi-Cap Growth Fund Index represents an average of the performance of the 86 largest multi-cap growth mutual funds tracked by Lipper Inc., an independent mutual-fund performance monitor. The S&P 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Indices include reinvestment of dividends. The Indices are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

++It is the opinion of the management that the Lipper Multi-Cap Growth Fund
  Index more accurately reflects the current composition of the AIM Capital Appreciation Portfolio rather than Lipper Midcap Fund Index. In future reporting, the Lipper Multi-Cap Fund Index Growth will be used as the basis of comparison of total return performance rather than the Lipper Midcap Fund Index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


       9 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

 HISTORICAL PERFORMANCE


                    Net Asset Value
                   -----------------
                   Beginning   End    Income   Capital Gain    Return    Total
Year Ended          of Year  of Year Dividends Distributions of Capital Returns+
----------------------------------------------------------------------------------
10/31/02            $11.86   $ 9.91    $0.02       $0.00       $0.00     (16.29)%
----------------------------------------------------------------------------------
10/31/01             16.04    11.86     0.00        0.00        0.00     (26.06)
----------------------------------------------------------------------------------
10/31/00             14.53    16.04     0.01        0.02        0.02      10.77
----------------------------------------------------------------------------------
10/31/99              9.90    14.53     0.01        0.00        0.00      46.88
----------------------------------------------------------------------------------
5/1/98* - 10/31/98   10.00     9.90     0.00        0.00        0.00      (1.00)++
----------------------------------------------------------------------------------
Total                                  $0.04       $0.02       $0.02
----------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                                        (16.29)%
-----------------------------------------------------------------------------------
5/1/98* through 10/31/02                                                    (0.07)
-----------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

5/1/98* through 10/31/02                                                     (0.30)%
------------------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gain distributions. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.


      10 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



 Value of $10,000 Invested in Shares of the Smith Barney Large Capitalization
                      Growth Portfolio vs. S&P 500 Index+

--------------------------------------------------------------------------------

                           May 1998 -- October 2002

                 [CHART]

              Smith Barney Large
                Capitalization             S&P
               Growth Portfolio         500 Index
              ------------------       ----------
  5/1/98         $10,000               $10,000
   10/98           9,900                 9,959
   10/99          14,541                12,514
   10/00          16,106                13,274
   10/01          11,909                 9,970
10/31/02           9,970                 8,466


+Hypothetical illustration of $10,000 invested in shares of the Smith Barney
 Large Capitalization Growth Portfolio on May 1, 1998 (commencement of operations), assuming reinvestment of dividends and capital gains at net asset value through October 31, 2002. The S&P 500 Index is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


      11 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2002


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                     SECURITY                         VALUE
----------------------------------------------------------------------
COMMON STOCK -- 96.9%
Aerospace/Defense -- 3.1%
67,300 Lockheed Martin Corp.                            $    3,896,670
14,400 Northrop Grumman Corp.                                1,485,072
----------------------------------------------------------------------
                                                             5,381,742
----------------------------------------------------------------------
Automotive -- 0.4%
16,800 Ingersoll-Rand Co., Class A Shares                      655,200
----------------------------------------------------------------------
Broadcasting and Cable TV -- 1.2%
22,500 Clear Channel Communications, Inc.+                     833,625
16,800 Hispanic Broadcasting Corp.+                            361,200
33,700 Univision Communications Inc., Class A Shares+++        873,167
----------------------------------------------------------------------
                                                             2,067,992
----------------------------------------------------------------------
Business Services -- 3.3%
67,300 Lamar Advertising Co., Class A Shares+                2,284,162
41,700 Moody's Corp.                                         1,964,070
33,630 Paychex, Inc.++                                         969,216
30,400 Robert Half International Inc.+                         507,680
----------------------------------------------------------------------
                                                             5,725,128
----------------------------------------------------------------------
Chemicals -- 0.4%
17,200 Eastman Chemical Co.                                    625,048
----------------------------------------------------------------------
Communications Services -- 0.4%
65,300 Nextel Communications, Inc.+                            736,584
----------------------------------------------------------------------
Conglomerates -- 0.7%
 9,000 3M Co.                                                1,142,460
----------------------------------------------------------------------
Construction and Agricultural Machinery -- 0.7%
28,100 Deere & Co.                                           1,303,559
----------------------------------------------------------------------
Construction Services -- 1.9%
13,500 Centex Corp.++                                          613,980
26,900 D.R. Horton, Inc.                                       518,363
13,500 Lennar Corp.                                            744,795
 2,200 NVR, Inc.+                                              745,800
13,500 Pulte Homes, Inc.                                       619,920
----------------------------------------------------------------------
                                                             3,242,858
----------------------------------------------------------------------
Energy -- 2.7%
10,800 Apache Corp.                                            583,848
20,700 Exxon Mobil Corp.                                       696,762
22,500 Nabors Industries, Ltd.+                                786,825
22,400 Noble Corp.+                                            723,968
20,200 Smith International, Inc.+                              631,452
28,100 Transocean Inc.                                         617,638


                      See Notes to Financial Statements.


      12 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                       SECURITY                          VALUE
-------------------------------------------------------------------------
Energy -- 2.7% (continued)
 16,800 Weatherford International Ltd.+++                  $      672,672
-------------------------------------------------------------------------
                                                                4,713,165
-------------------------------------------------------------------------
Financial -- 13.7%
 21,300 AFLAC INC.                                                648,372
 54,800 American International Group, Inc.                      3,427,740
 28,100 Bank of America Corp.                                   1,961,380
 33,700 Concord EFS, Inc.+                                        481,236
 11,400 Fannie Mae                                                762,204
 28,700 Fifth Third Bancorp                                     1,822,450
 17,100 Freddie Mac                                             1,053,018
 16,800 The Goldman Sachs Group, Inc.                           1,202,880
 60,450 MBNA Corp.                                              1,227,740
 33,800 Merrill Lynch & Co., Inc.                               1,282,710
 32,400 Morgan Stanley                                          1,261,008
 15,700 SLM Corp.                                               1,613,018
 19,100 UnitedHealth Group Inc.                                 1,737,145
 44,900 Washington Mutual, Inc.                                 1,605,624
 35,500 Wellpoint Health Networks Inc.+                         2,669,955
 11,200 Wells Fargo & Co.                                         565,264
  5,500 XL Capital Ltd., Class A Shares                           418,825
-------------------------------------------------------------------------
                                                               23,740,569
-------------------------------------------------------------------------
Food and Beverage -- 1.8%
 40,400 The Coca-Cola Co.                                       1,877,792
 28,100 Sysco Corp.                                               890,208
 31,400 Unilever PLC                                              309,998
-------------------------------------------------------------------------
                                                                3,077,998
-------------------------------------------------------------------------
Healthcare -- 16.8%
 20,000 AdvancePCS+                                               502,000
 52,800 Amgen Inc.+                                             2,458,368
 84,600 Biomet, Inc.                                            2,492,316
 31,250 Cardinal Health, Inc.                                   2,162,813
 19,700 Cephalon, Inc.+                                           990,319
 29,400 Forest Laboratories, Inc.+                              2,880,906
 30,400 HCA, Inc.                                               1,322,096
 69,900 Health Management Associates, Inc., Class A Shares      1,336,488
 35,600 IDEC Pharmaceuticals Corp.+++                           1,638,312
 16,000 Johnson & Johnson                                         940,000
 44,900 Medicis Pharmaceutical Corp., Class A Shares+++         2,060,910
 56,100 Medtronic, Inc.                                         2,513,280
130,000 Pfizer Inc.                                             4,130,100
 18,300 St. Jude Medical, Inc.+                                   651,663
 36,400 Tenet Healthcare Corp.+                                 1,046,500


                      See Notes to Financial Statements.


      13 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                       SECURITY                          VALUE
----------------------------------------------------------------------------
Healthcare -- 16.8% (continued)
 25,200 Teva Pharmaceutical Industries Ltd., Sponsored ADR $    1,951,236
-------------------------------------------------------------------------
                                                               29,077,307
-------------------------------------------------------------------------
Hotels/Motels -- 0.6%
 32,200 MGM MIRAGE+++                                           1,001,420
-------------------------------------------------------------------------
Office Supplies -- 0.4%
 46,000 Office Depot, Inc.+                                       661,940
-------------------------------------------------------------------------
Personal and Household Products -- 2.5%
 28,100 The Gillette Co.*                                         839,628
 40,400 Newell Rubbermaid Inc.                                  1,309,768
 24,700 The Procter & Gamble Co.                                2,184,715
-------------------------------------------------------------------------
                                                                4,334,111
-------------------------------------------------------------------------
Printing and Publishing -- 0.5%
 11,200 Gannett Co., Inc.                                         850,416
-------------------------------------------------------------------------
Recreational Products -- 1.2%
 39,300 Harley-Davidson, Inc.                                   2,055,390
-------------------------------------------------------------------------
Restaurants -- 2.7%
 60,800 Brinker International, Inc.+++                          1,726,112
 36,200 Darden Restaurants, Inc.                                  687,076
 38,300 Outback Steakhouse, Inc.                                1,304,115
 17,000 Wendy's International, Inc.                               538,560
 22,800 Yum! Brands, Inc.+                                        513,684
-------------------------------------------------------------------------
                                                                4,769,547
-------------------------------------------------------------------------
Retail -- 12.6%
 15,900 AutoZone, Inc.+                                         1,363,743
 58,700 Bed Bath & Beyond Inc.+                                 2,081,502
112,200 Caremark Rx, Inc.+                                      1,985,940
 22,400 CarMax, Inc.+++                                           367,136
 43,300 CDW Computer Centers, Inc.+                             2,295,766
 11,600 eBay Inc.+++                                              733,584
 39,300 Family Dollar Stores, Inc.                              1,210,047
 14,500 The Gap, Inc.                                             171,884
 17,100 Kohl's Corp.+                                             999,495
 67,300 Limited Brands                                          1,054,591
 50,900 Lowe's Cos., Inc.                                       2,124,057
 11,500 Ross Stores, Inc.                                         481,275
107,500 Staples, Inc.+                                          1,657,650
 67,300 The TJX Cos., Inc.                                      1,380,996
 44,900 Wal-Mart Stores, Inc.                                   2,404,395
 45,400 Walgreen Co.++                                          1,532,250
-------------------------------------------------------------------------
                                                               21,844,311
-------------------------------------------------------------------------


                      See Notes to Financial Statements.


      14 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      AIM CAPITAL APPRECIATION PORTFOLIO

SHARES                       SECURITY                           VALUE
--------------------------------------------------------------------------
Technology -- 28.2%
  9,900 Affiliated Computer Services, Inc., Class A Shares+ $      455,895
112,200 Altera Corp.+                                            1,314,984
104,600 Analog Devices, Inc.+                                    2,803,280
190,800 Applied Materials, Inc.+                                 2,867,724
179,600 Cisco Systems, Inc.+                                     2,007,928
 11,200 Danaher Corp.                                              647,920
 89,800 Dell Computer Corp.+                                     2,569,178
 24,800 Electronic Arts Inc.+                                    1,614,976
134,700 Fiserv, Inc.+                                            4,208,028
 60,500 Integrated Device Technology, Inc.+                        597,559
 89,800 Intel Corp.                                              1,553,540
 56,200 Intuit Inc.+                                             2,917,904
 39,000 KLA-Tencor Corp.+++                                      1,389,570
 40,900 L-3 Communications Holdings, Inc.+++                     1,922,300
 89,800 Lam Research Corp.+                                      1,130,582
 67,300 Linear Technology Corp.                                  1,860,172
 44,900 Maxim Integrated Products, Inc.                          1,429,616
 18,000 Mercury Interactive Corp.+                                 474,660
134,643 Microchip Technology Inc.                                3,285,289
 67,300 Micron Technology, Inc.+                                 1,076,800
112,200 Microsoft Corp.+                                         5,999,334
 33,700 Molex Inc.                                                 890,017
 67,300 Novellus Systems, Inc.+                                  2,126,680
 51,900 SunGard Data Systems, Inc.+                              1,150,623
 89,800 Teradyne, Inc.+                                          1,087,478
 39,200 Texas Instruments Inc.                                     621,712
 67,300 Vishay Intertechnology, Inc.+                              693,190
--------------------------------------------------------------------------
                                                                48,696,939
--------------------------------------------------------------------------
Tobacco -- 0.5%
 20,700 Philip Morris Cos., Inc.                                   843,525
--------------------------------------------------------------------------
Transportation -- 0.6%
 67,300 Southwest Airlines Co.                                     982,580
--------------------------------------------------------------------------
        TOTAL COMMON STOCK
        (Cost -- $181,469,174)                                 167,529,789
--------------------------------------------------------------------------


                      See Notes to Financial Statements.


      15 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                             OCTOBER 31, 2002


                      AIM CAPITAL APPRECIATION PORTFOLIO

   FACE
  AMOUNT                                SECURITY                                 VALUE
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.1%
$5,369,000 State Street Bank and Trust Co., 1.800% due 11/1/02;
            Proceeds at maturity -- $5,369,268; (Fully collateralized by U.S.
            Treasury Bonds, 6.125% due 8/15/29; Market value -- $5,479,750)
            (Cost -- $5,369,000)                                              $  5,369,000
------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $186,838,174**)                                           $172,898,789
------------------------------------------------------------------------------------------

+  Non-income producing security.
++ All or a portion of this security is on loan (See Note 4).
* All or a portion of this security has been segregated by the custodian for open options contracts.
** Aggregate cost for Federal income tax purposes is substantially the same.





 SCHEDULE OF WRITTEN OPTIONS                                    OCTOBER 31, 2002

                                                                STRIKE
CONTRACTS                                            EXPIRATION PRICE  VALUE
-----------------------------------------------------------------------------
   36
           Forest Laboratories, Inc. Call  (Premiums
           received -- $9,252)                        11/16/02   $100  $6,390
-----------------------------------------------------------------------------



                      See Notes to Financial Statements.


      16 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

SHARES                         SECURITY                             VALUE
---------------------------------------------------------------------------------
COMMON STOCK -- 99.5%
Capital Goods -- 1.6%
145,620 General Electric Co.                                    $    3,676,905
-----------------------------------------------------------------------------
Computer Software -- 4.6%
194,000 Microsoft Corp.+                                            10,373,180
-----------------------------------------------------------------------------
Consumer Cyclicals -- 10.7%
401,300 Amazon.com, Inc.+                                            7,769,168
161,950 The Home Depot, Inc.                                         4,677,116
202,700 USA Interactive+                                             5,136,418
388,915 The Walt Disney Co.                                          6,494,881
-----------------------------------------------------------------------------
                                                                    24,077,583
-----------------------------------------------------------------------------
Consumer Staples -- 16.7%
253,290 The Coca-Cola Co.                                           11,772,919
407,795 The Gillette Co.                                            12,184,915
 49,080 The Procter & Gamble Co.                                     4,341,126
178,640 Wm. Wrigley Jr. Co.                                          9,426,833
-----------------------------------------------------------------------------
                                                                    37,725,793
-----------------------------------------------------------------------------
Financial Services -- 19.6%
 96,656 American International Group, Inc.                           6,045,833
 89,000 Bank One Corp.                                               3,432,730
    205 Berkshire Hathaway Inc., Class A Shares+                    15,208,950
 80,825 Household International, Inc.                                1,920,402
258,530 Merrill Lynch & Co., Inc.                                    9,811,213
113,670 Morgan Stanley                                               4,424,036
 65,675 Wells Fargo & Co.                                            3,314,617
-----------------------------------------------------------------------------
                                                                    44,157,781
-----------------------------------------------------------------------------
Healthcare -- 19.3%
202,180 Amgen Inc.+                                                  9,413,501
 96,750 Eli Lilly & Co.                                              5,369,625
 89,200 Genentech, Inc.+                                             3,040,828
114,070 Johnson & Johnson                                            6,701,612
113,440 Merck & Co. Inc.                                             6,152,986
407,270 Pfizer Inc.                                                 12,938,968
-----------------------------------------------------------------------------
                                                                    43,617,520
-----------------------------------------------------------------------------
Multi-Industry -- 0.9%
137,100 Tyco International Ltd.                                      1,982,466
-----------------------------------------------------------------------------
Multi-Media -- 3.2%
486,320 AOL Time Warner Inc.+                                        7,173,220
-----------------------------------------------------------------------------


                      See Notes to Financial Statements.


      17 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO

  SHARES                             SECURITY                               VALUE
-------------------------------------------------------------------------------------
Technology -- 22.9%
   646,900 CIENA Corp.+                                                  $  2,380,592
   405,508 Cisco Systems, Inc.+                                             4,533,579
   405,100 Dell Computer Corp.+                                            11,589,911
   583,600 Intel Corp.                                                     10,096,280
   402,400 Juniper Networks, Inc.+                                          2,343,980
   516,180 Motorola, Inc.                                                   4,733,371
    32,080 Palm, Inc.+                                                        383,356
   445,660 Texas Instruments Inc.                                           7,068,168
   202,000 VERITAS Software Corp.+                                          3,080,500
   283,580 Xilinx, Inc.+                                                    5,385,184
-------------------------------------------------------------------------------------
                                                                           51,594,921
-------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $275,570,860)                                         224,379,369
-------------------------------------------------------------------------------------
   FACE
  AMOUNT                             SECURITY                               VALUE
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.5%
$1,025,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02;
            Proceeds at maturity -- $1,025,053; (Fully collateralized by
            Federal Home Loan Mortgage Corp. Discount Notes and
            Federal National Mortgage Association Discount Notes,
            0.000% due 1/29/03 to 4/30/03; Market value -- $1,045,500)
            (Cost -- $1,025,000)                                            1,025,000
-------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $276,595,860*)                                       $225,404,369
-------------------------------------------------------------------------------------

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      18 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2002


                                             AIM Capital   Smith Barney Large
                                             Appreciation    Capitalization
                                              Portfolio     Growth Portfolio
  ----------------------------------------------------------------------------
  ASSETS:
   Investments, at value
     (Cost -- $186,838,174 and
     $276,595,860, respectively)             $172,898,789        $225,404,369
   Cash                                               954                 439
   Collateral for securities on loan (Note
     4)                                         9,513,739                  --
   Receivable for securities sold               1,603,480                  --
   Dividends and interest receivable               55,332             144,442
   Receivable for Fund shares sold                    248              18,719
   Other receivables                               12,592              39,569
  ---------------------------------------------------------------------------
   Total Assets                               184,085,134         225,607,538
  ---------------------------------------------------------------------------
  LIABILITIES:
   Payable for securities on loan (Note 4)      9,513,739                  --
   Payable for securities purchased             2,032,371                  --
   Payable for Fund shares purchased              169,601             276,763
   Management fees payable                        125,787             138,395
   Options written (Note 8)                         6,390                  --
   Payable for open foreign currency
     contracts (Note 6)                                98                  --
   Accrued expenses                                48,197              43,990
  ---------------------------------------------------------------------------
   Total Liabilities                           11,896,183             459,148
  ---------------------------------------------------------------------------
  Total Net Assets                           $172,188,951        $225,148,390
  ---------------------------------------------------------------------------
  NET ASSETS:
   Par value of capital shares               $        214        $        227
   Capital paid in excess of par value        252,718,432         328,423,535
   Undistributed net investment income                 --             358,686
   Accumulated net realized loss from
     security transactions                    (66,592,776)        (52,442,567)
   Net unrealized depreciation of
     investments, foreign currencies and
     options                                  (13,936,919)        (51,191,491)
  ---------------------------------------------------------------------------
  Total Net Assets                           $172,188,951        $225,148,390
  ---------------------------------------------------------------------------
  Shares Outstanding                           21,429,602          22,723,519
  ---------------------------------------------------------------------------
  Net Asset Value                                   $8.04               $9.91
  ---------------------------------------------------------------------------


                      See Notes to Financial Statements.


      19 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2002



                                             AIM Capital   Smith Barney Large
                                             Appreciation    Capitalization
                                              Portfolio     Growth Portfolio
 -----------------------------------------------------------------------------
 INVESTMENT INCOME:
  Dividends                                  $    948,740        $  2,554,022
  Interest                                        275,497              28,563
  Less: Foreign withholding tax                    (3,782)                 --
 ---------------------------------------------------------------------------
  Total Investment Income                       1,220,455           2,582,585
 ---------------------------------------------------------------------------
 EXPENSES:
  Management fees (Note 2)                      1,695,527           2,114,409
  Custody                                          42,063              29,649
  Audit and legal                                  35,362              27,268
  Shareholder communications                       20,995              33,054
  Directors' fees                                   7,314               9,289
  Shareholder and system servicing fees             4,560               5,001
  Other                                             4,489               4,845
 ---------------------------------------------------------------------------
  Total Expenses                                1,810,310           2,223,515
 ---------------------------------------------------------------------------
 Net Investment Income (Loss)                    (589,855)            359,070
 ---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FOREIGN CURRENCIES AND
 OPTIONS (NOTES 3, 6 AND 8):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                       160,503,676          54,292,158
    Cost of securities sold                   187,301,709          95,652,378
 ---------------------------------------------------------------------------
  Net Realized Loss                           (26,798,033)        (41,360,220)
 ---------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) From:
    Security transactions                       4,342,245          (9,512,917)
    Foreign currency transactions                    (396)                 --
 ---------------------------------------------------------------------------
  (Increase) Decrease in Net Unrealized
    Depreciation                                4,341,849          (9,512,917)
 ---------------------------------------------------------------------------
 Net Loss on Investments, Foreign
  Currencies and Options                      (22,456,184)        (50,873,137)
 ---------------------------------------------------------------------------
 Decrease in Net Assets From Operations      $(23,046,039)       $(50,514,067)
 ---------------------------------------------------------------------------


                      See Notes to Financial Statements.


      20 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


                                                For the Years Ended October 31,
AIM Capital Appreciation Portfolio                     2002           2001
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss                               $   (589,855) $    (597,069)
 Net realized loss                                  (26,798,033)   (39,633,546)
 (Increase) decrease in net unrealized
   depreciation                                       4,341,849   (145,475,774)
------------------------------------------------------------------------------
 Decrease in Net Assets From Operations             (23,046,039)  (185,706,389)
------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                       --    (73,710,808)
------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                              --    (73,710,808)
------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
 Net proceeds from sale of shares                    65,014,704    191,559,712
 Net asset value of shares issued for
   reinvestment of dividends                                 --     73,710,808
 Cost of shares reacquired                          (93,735,313)  (216,657,356)
------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Fund
   Share Transactions                               (28,720,609)    48,613,164
------------------------------------------------------------------------------
Decrease in Net Assets                              (51,766,648)  (210,804,033)
NET ASSETS:
 Beginning of year                                  223,955,599    434,759,632
------------------------------------------------------------------------------
 End of year                                       $172,188,951  $ 223,955,599
------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      21 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                 For the Years Ended October 31,
Smith Barney Large Capitalization Growth Portfolio       2002          2001
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                               $    359,070  $    414,948
 Net realized loss                                    (41,360,220)   (8,089,611)
 Increase in net unrealized depreciation               (9,512,917)  (85,264,218)
-------------------------------------------------------------------------------
 Decrease in Net Assets From Operations               (50,514,067)  (92,938,881)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                   (415,332)           --
-------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                          (415,332)           --
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
 Net proceeds from sale of shares                      34,322,507    68,058,013
 Net asset value of shares issued for reinvestment
   of dividends                                           415,332            --
 Cost of shares reacquired                            (38,267,567)  (19,219,889)
-------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets From Fund Share
   Transactions                                        (3,529,728)   48,838,124
-------------------------------------------------------------------------------
Decrease in Net Assets                                (54,459,127)  (44,100,757)
NET ASSETS:
 Beginning of year                                    279,607,517   323,708,274
-------------------------------------------------------------------------------
 End of year*                                        $225,148,390  $279,607,517
-------------------------------------------------------------------------------
* Includes undistributed net investment income of:       $358,686      $414,948
-------------------------------------------------------------------------------



                      See Notes to Financial Statements.


      22 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The AIM Capital Appreciation Portfolio and Smith Barney Large Capitalization Growth Portfolio ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney International All Cap Growth, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Strategic Total Return Bond, formerly known as Salomon Brothers Strategic Bond, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, Smith Barney Mid Cap Core and Smith Barney Aggressive Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities,


      23 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the AIM Capital Appreciation Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Accordingly, the accumulated net investment loss amounting to $589,855 was reclassified to paid-in capital. Net investment loss, net realized loss and net assets were not affected by these changes; ( j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Smith Barney Large Capitalization Growth Portfolio ("SBLCG"). SBLCG pays SBFM a management fee calculated at an annual rate of 0.75% on the average daily net assets of SBLCG.

Travelers Investment Adviser, Inc. ("TIA"), an affiliate of SBFM, acts as the investment manager of the AIM Capital Appreciation Portfolio ("AIMCAP"). AIMCAP pays TIA a management fee calculated at an annual rate of 0.80% on the average daily net assets of AIMCAP. These fees are calculated daily and paid monthly.


      24 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

TIA has also entered into a sub-advisory agreement with AIM Capital Management, Inc. ("AIM"). Pursuant to the sub-advisory agreement, AIM is responsible for the day-to-day portfolio operations and investment decisions and is compensated for such services at the annual rate of 0.375% of AIMCAP's average daily net assets. TIA pays this fee to AIM on a monthly basis.

TIA has also entered into a Sub-Administrative Services Agreement with SBFM. TIA pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.10% of each Portfolio's average daily net assets.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.

During the year ended October 31, 2002, Salomon Smith Barney Inc., another subsidiary of SSBH, received brokerage commissions in the amount of $14,893 for AIMCAP.

Most of the officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                            AIMCAP       SBLCG
-----------------------------------------------------------------
Purchases                                $133,211,212 $52,997,575
-----------------------------------------------------------------
Sales                                     160,503,676  54,292,158
-----------------------------------------------------------------


      25 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                               AIMCAP         SBLCG
-----------------------------------------------------------------------
Gross unrealized appreciation               $ 14,719,625  $ 12,431,080
Gross unrealized depreciation                (30,266,713)  (77,988,327)
-----------------------------------------------------------------------
Net unrealized depreciation                 $(15,547,088) $(65,557,247)
-----------------------------------------------------------------------

4. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2002, AIMCAP loaned common stocks having a market value of $9,258,024 and received cash collateral amounting to $9,513,739 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio. For the year ended October 31, 2002, income earned from securities on loan by AIMCAP was $11,775.

At October 31, 2002, SBLCG did not have any securities on loan. For the year ended, October 31, 2002, income earned from securities on loan by SBLCG was $1,837.

5. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral (plus accrued interest) in amounts at least equal to the repurchase price.


      26 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

6. Forward Foreign Currency Contracts

The Portfolios may from time to time enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolios as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

At October 31, 2002, the AIMCAP had open forward foreign currency contracts as described below. The AIMCAP bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

   AIM Capital Appreciation Portfolio
                                        Local   Market  Settlement Unrealized
   Foreign Currency                    Currency Value      Date       Loss
   --------------------------------------------------------------------------
   To Buy:
   British Pound                        47,997  $75,037  11/4/02      $(98)
   --------------------------------------------------------------------------
   Net Unrealized Loss on Open
    Forward Foreign Currency Contracts                                $(98)
   --------------------------------------------------------------------------

At October 31, 2002, SBLCG did not hold any open forward foreign currency contracts.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the


      27 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders difference between the proceeds from (or cost of) the closing transactions and the Portfolios basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, the Portfolios did not hold any futures contracts.

8. Option Contracts

When AIMCAP writes a covered call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

The written option transactions for AIMCAP which occurred during the year ended October 31, 2002, were as follows:

                                                        Number of
       AIMCAP                                           Contracts Premium
       ------------------------------------------------------------------
       Options written, outstanding at October 31, 2001    --          --
       Options written                                     36      $9,252
       ------------------------------------------------------------------
       Options written, outstanding at October 31, 2002    36      $9,252
       ------------------------------------------------------------------

At October 31, 2002, SBLCG did not enter into any written covered put option contracts.


      28 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

9. Capital Loss Carryforward

At October 31, 2002, AIMCAP and SBLCG had, for Federal income tax purposes, approximately $64,985,000 and $38,077,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on October 31 of the year indicated:

                             2008       2009        2010
                   -----------------------------------------
                   AIMCAP         -- $39,681,000 $25,304,000
                   -----------------------------------------
                   SBLCG  $2,019,000   5,454,000  30,604,000
                   -----------------------------------------

10.Income Tax Information and Distributions to  Shareholders

At October 31, 2002, the tax basis components of distributable earnings were:

                                            AIMCAP         SBLCG
           ---------------------------------------------------------
           Undistributed ordinary income           --  $    358,686
           ---------------------------------------------------------
           Accumulated capital losses    $(64,985,171)  (38,076,811)
           ---------------------------------------------------------
           Unrealized depreciation        (15,544,524)  (65,557,247)
           ---------------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2002 was:

                                            AIMCAP  SBLCG
                    ---------------------------------------
                    Ordinary income             -- $415,332
                    Long-term capital gains     --       --
                    ---------------------------------------
                    Total                       -- $415,332
                    ---------------------------------------


      29 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

11.Capital Shares

At October 31, 2002, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                            Year Ended       Year Ended
                                         October 31, 2002 October 31, 2001
      --------------------------------------------------------------------
      AIM Capital Appreciation Portfolio
      Shares sold                            6,822,913       12,799,597
      Shares issued on reinvestment                 --        6,658,610
      Shares reacquired                     (9,963,375)     (14,891,868)
      --------------------------------------------------------------------
      Net Increase (Decrease)               (3,140,462)       4,566,339
      --------------------------------------------------------------------
      Smith Barney Large Capitalization Growth Portfolio
      Shares sold                            2,760,973        4,912,792
      Shares issued on reinvestment             42,511               --
      Shares reacquired                     (3,657,809)      (1,511,495)
      --------------------------------------------------------------------
      Net Increase (Decrease)                 (854,325)       3,401,297
      --------------------------------------------------------------------


      30 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

AIM Capital Appreciation Portfolio                   2002     2001     2000    1999     1998
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $9.11   $ 21.73   $16.30  $12.31  $12.68
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                                (0.03)    (0.02)   (0.07)  (0.03)  (0.01)
 Net realized and unrealized gain (loss)            (1.04)    (8.72)    6.03    4.02   (0.34)
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (1.07)    (8.74)    5.96    3.99   (0.35)
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                 --        --       --      --   (0.02)
 Net realized gains                                    --     (3.88)   (0.53)     --      --
----------------------------------------------------------------------------------------------
Total Distributions                                    --     (3.88)   (0.53)     --   (0.02)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $8.04   $  9.11   $21.73  $16.30  $12.31
----------------------------------------------------------------------------------------------
Total Return                                       (11.75)%  (43.36)%  36.53%  32.41%  (2.79)%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                   $172      $224     $435    $300    $226
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                            0.85%     0.83%    0.83%   0.84%   0.85%
 Net investment loss                                (0.28)    (0.20)   (0.35)  (0.18)  (0.06)
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                65%       77%      91%     76%     75%
----------------------------------------------------------------------------------------------


      31 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Large Capitalization
Growth Portfolio                             2002      2001     2000     1999    1998/(1)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $ 11.86    $16.04   $14.53  $  9.90   $10.00
-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                  0.02      0.02     0.01     0.00*    0.01
  Net realized and unrealized gain (loss)    (1.95)    (4.20)    1.55     4.64    (0.11)#
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (1.93)    (4.18)    1.56     4.64    (0.10)
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.02)       --    (0.01)   (0.01)      --
  Net realized gains                            --        --    (0.02)      --       --
  Capital                                       --        --    (0.02)      --       --
-------------------------------------------------------------------------------------------
Total Distributions                          (0.02)       --    (0.05)   (0.01)      --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $  9.91   $ 11.86   $16.04   $14.53  $  9.90
-------------------------------------------------------------------------------------------
Total Return                                (16.29)%  (26.06)%  10.77%   46.88%   (1.00)%++
-------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $225      $280     $324     $168      $21
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                               0.80%     0.78%    0.77%    0.86%    1.00%+
  Net investment income                       0.13      0.14     0.06     0.07     0.52+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         19%       10%       7%      14%       1%
-------------------------------------------------------------------------------------------

(1) For the period from May 1, 1998 (commencement of operations) to October 31, 1998.
(2) The Manager waived all or a portion of its fees for the period ended October 31, 1998. If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been $0.02 and 1.77%, respectively.
*   Amount represents less than $0.01 per share.
# The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.


      32 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended with respect to the AIM Capital Appreciation Portfolio, and the financial highlights for each of the years in the four-year period then ended and for the period from May 1, 1998 (commencement of operations) to October 31, 1998 with respect to the Smith Barney Large Capitalization Growth Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the periods described above, in conformity with accounting principles generally accepted in the United States of America.

/s/
New York, New York
December 11, 2002


      33 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Fund") are managed under the direction of the Fund Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                  Number of
                                   Term of                       Portfolios
                                 Office* and     Principal         in Fund            Other
                     Position(s)   Length      Occupation(s)       Complex        Directorships
   Name, Address      Held with    of Time    During Past Five    Overseen           Held by
      and Age           Fund       Served          Years         by Director        Director
----------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

A. E. Cohen           Director      Since    Consultant to           17      Director of Agouron
444 Madison Avenue                  1996     Chugai                          Pharmaceuticals, Inc.,
Suite 1201                                   Pharmaceutical                  Akzo Nobel NV, Teva
New York, NY 10022                           Co. Ltd.                        Pharmaceutical Inc.,
Age 65                                                                       Ltd., Chugai
                                                                             Pharmaceutical Co.
                                                                             Ltd., Pharmaceutical
                                                                             Product Development,
                                                                             Inc. and Axonyx Inc.;
                                                                             Chairman of
                                                                             Vasomedical, Inc.,
                                                                             Neurobiological
                                                                             Technologies Inc. and
                                                                             Kramex Corp.

Robert A. Frankel     Director      Since    Managing Partner        24               None
8 John Wash Blvd.                   1999     of Robert A.
Peekskill, NY 10566                          Frankel Managing
Age 74                                       Consultants;
                                             Former Vice
                                             President of The
                                             Readers Digest
                                             Association, Inc.

Michael E. Gellert    Director      Since    General Partner of      19      Director of Dalet S.A.,
122 East 42nd Street                1999     Windcrest Partners,             Devon Energy Corp.,
47th Floor                                   a venture capital               High Speed Access
New York, NY 10168                           firm                            Corp., Human, Inc.,
Age 70                                                                       SEACOR Smit, Inc.
                                                                             and Six Flags, Inc.

Rainer Greeven        Director      Since    Attorney, Rainer        17      Director of
630 5th Avenue                      1994     Greeven PC                      Continental Container
Suite 1905                                                                   Corp.
New York, NY 10111
Age 65

Susan M. Heilbron     Director      Since    Owner/Consultant        17      Director of National
P.O. Box 557                        1994     of Lacey &                      Multiple Sclerosis
Chilimark, MA 02535                          Heilbron, a public              Society, New York
Age 57                                       relations firm                  City Chapter
INTERESTED DIRECTORS:

R. Jay Gerken         Director/     Since    Managing Director       226              None
Salomon Smith Barney  Chairman      2002     of SSB
Inc. ("SSB")
399 Park Avenue
New York, NY 10022
Age 51


      34 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                                   Number of
                                    Term of                       Portfolios
                                  Office* and     Principal         in Fund       Other
                    Position(s)     Length      Occupation(s)       Complex   Directorships
  Name, Address      Held with      of Time    During Past Five    Overseen      Held by
     and Age           Fund         Served          Years         by Director   Director
-------------------------------------------------------------------------------------------
OFFICERS:

Lewis E. Daidone   Senior Vice       Since    Managing Director       N/A          N/A
SSB                President and     2000     of SSB; Chief
125 Broad Street   Chief                      Financial Officer
11th Floor         Administrative             and Treasurer of
New York, NY       Officer                    mutual funds
10004 Age 45                                  affiliated with
                                              Citigroup Inc.;
                                              Director and Senior
                                              Vice President of
                                              Smith Barney Fund
                                              Management LLC
                                              ("SBFM") and
                                              Travelers
                                              Investment Adviser
                                              ("TIA")

Richard L. Peteka  Chief             Since    Director of SSB         N/A          N/A
SSB                Financial         2002
125 Broad Street   Officer and
11th Floor         Treasurer
New York, NY
10004
Age 41

Alan J. Blake      Investment        Since    Managing Director       N/A          N/A
SSB                Officer           1998     of SSB
399 Park Avenue
New York, NY
10022
Age 53

Kenneth Zschappel  Investment        Since    Assistant Vice          N/A          N/A
AIM Capital        Officer           1995     President and
Management, Inc.                              Senior Portfolio
11 Greenway Plaza                             Manager of AIM
Suite 100                                     Capital
Houston, TX 77046
Age 35

Kaprel Ozsolak     Controller        Since    Vice President of       N/A          N/A
SSB                                  2002     SSB
125 Broad Street
11th Floor
New York, NY
10004
Age 37

Christina T. Sydor Secretary         Since    Managing Director       N/A          N/A
SSB                                  2000     of SSB; General
300 First Stamford                            Counsel and
Place                                         Secretary of SBFM
Stamford, CT 06902                            and TIA
Age 51

--------
* Directors are elected until the Fund's next annual meeting and until their successors are elected and qualified.


      35 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Smith Barney Large Capitalization Growth Portfolio hereby designates for the fiscal year ended October 31, 2002:

   . A corporate dividends received deduction of 100%


      36 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                               TRAVELERS SERIES
                                   FUND INC.



DIRECTORS                INVESTMENT MANAGERS
A. E. Cohen              Smith Barney Fund Management LLC
Robert A. Frankel        Travelers Investment Adviser, Inc.
Michael E. Gellert
R. Jay Gerken,           CUSTODIAN
  Chairman               State Street Bank and Trust Company
Rainer Greeven
Susan M. Heilbron        ANNUITY
                         ADMINISTRATION
Victor K. Atkins,        Travelers Annuity Investor Services
  Emeritus               5 State House Square
                         1 Tower Square
OFFICERS                 Hartford, Connecticut 06183
R. Jay Gerken
President and Chief
Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative
Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

  Travelers Series Fund Inc.




  This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004





[LOGO] Salomon Smith Barney
       A member of citigroup

  Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0794 12/02                                                            02-4181

              --------------------------------------------------
                          TRAVELERS SERIES FUND INC.

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

                      SMITH BARNEY MID CAP CORE PORTFOLIO

              --------------------------------------------------

                      ANNUAL REPORT  |  OCTOBER 31, 2002




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

Travelers Series
Fund Inc.

[PHOTO]

R. Jay Gerken
R. JAY GERKEN
Chairman


Dear Shareholder:
Enclosed herein is the annual report for the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio ("Portfolio(s)") for the year ended October 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolios' performance can be found in the appropriate sections that follow/1/. We hope you find this report to be useful and informative.

Special Notice to Shareholders
We are pleased to report that R. Jay Gerken, a managing director of Salomon Smith Barney Inc., has been elected Chairman of the Board, President and Chief Executive Officer of the Portfolios replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. Previously, Jay managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Performance Update/2/

                 Performance of the Travelers Series Fund Inc.
                      for the Year Ended October 31, 2002
               -------------------------------------------------
               Smith Barney Aggressive Growth Portfolio (26.22)%

               Smith Barney Mid Cap Core Portfolio       (6.64)%

--------
1 The Portfolios are underlying investment options of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policy holder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The performance returns set for above do not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Portfolios.


       1 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Market Overview and Outlook

This has been a very difficult year for the equity markets, as virtually all major equity indices dropped to their lowest levels in several years. Unless the stock market dramatically rallies by year-end, we believe it is possible that many major equity indices may finish the calendar year down for the third year in a row.

Such an occurrence of consecutive retreats has not happened in over 60 years. Until recently, many thought the benchmark for bear markets was that of 1973-1974, but we now believe the current period has eclipsed this earlier one in terms of length and severity.

Looking back, we believe the late 1990's was a period of excess, but in ways that transcended valuation alone. Corporate governance, a term rarely heard until recently, came to refer to many things including liberal and misleading accounting. Some high-profile corporations actually crossed the line into fraudulent behavior. We feel many chief executive officers hired between 1995 and 2000 were more attuned to their stock options and techniques to elevate their share prices than to understanding their companies' business plans. Some of these executives were poorly prepared for an economic environment radically different than the one in existence when they were hired.

The fixed income market has been largely supported by equity market volatility as investors sought safer havens, particularly in U.S. Treasury securities. In our view, the fixed income market was also supported by solid fundamentals such as low inflation and an extremely accommodative Federal Open Market Committee ("FOMC")/3/. The FOMC lowered short-term interest rates eleven times in 2001 in an effort to boost an ailing economy. Seeing little improvement, the FOMC decided to leave the federal funds rate ("fed funds rate")/4/ unchanged at its historically low level of 1.75% during each of the six meetings it held throughout the first ten months of 2002 (since the end of this reporting period the FOMC lowered the fed funds target rate an additional 50 basis points/5/ on November 6, 2002 to 1.25%, the lowest level since April of 1958 when the target was 1.00%).

--------
3 The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
4 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5 A basis point is one one-hundredth (1/100 or 0.01) of one percent.


       2 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Thank you for your investment in the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman


November 25, 2002

The information provided in the following commentaries by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolios or that the percentage of the Portfolios' assets in various sectors will remain the same. Please refer to pages 12 through 19 for a list and percentage breakdown of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings, the Portfolios' performance, and the portfolio managers' views are as of October 31, 2002 and are subject to change.


       3 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Smith Barney Aggressive Growth Portfolio

Investment Strategy
The Smith Barney Aggressive Growth Portfolio ("Portfolio") seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of companies the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies comprising the S&P 500 Index. The Portfolio may invest in the securities of large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small to medium-sized companies, a significant portion of the Portfolio's assets are invested in the securities of such companies./1/

Performance Update/2/
For the year ended October 31, 2002, the Portfolio returned negative 26.22%. In comparison, the Russell 2500 Growth Index ("Russell 2500 Growth")/3/ and the Russell 3000 Growth Index ("Russell 3000 Growth")/4/ returned negative 20.64% and negative 19.72%, respectively, for the same period.

Portfolio Manager Portfolio Overview
Several areas combined to negatively impact the Portfolio's results for the period. The Portfolio's largest area of concentration remained healthcare securities, primarily biotechnology companies. It was a particularly difficult period for this sector. The combination of allegations of insider trading at ImClone Systems Inc. and earnings slippage by a number of other companies, including Genzyme Corp. -- General Division, have contributed to a compression in sector valuations. At the market lows in July, many biotechnology companies we consider "top-tier" were trading at historically low price-to-earnings ratios. Despite the sector's poor performance, we continue to view the long-term outlook for the biotechnology industry as out-

--------
1 Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies.
2 Effective July 25, 2002, the Portfolio changed its benchmark from the Russell
  2500 Growth Index to the Russell 3000 Growth Index. Management views the Russell 3000 Growth Index as a more appropriate index reflecting more closely the current composition of the Fund's portfolio of securities. The Russell 3000 Growth Index is a broad based unmanaged index which measures the performance of the Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)
3 The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
4 The Russell 3000 Growth Index measures the performance of those Russell 3000
  Index companies with higher price-to-book ratios and higher forecasted growth. Please note that an investor cannot invest directly in an index.

       4 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders standing. The past five years have witnessed breakthroughs in treatments for diseases such as lymphoma, breast cancer and rheumatoid arthritis. With potential treatments to fight other difficult diseases included in the developmental pipelines including Amgen Inc., Chiron Corp., Genzyme Corp. -- General Division and IDEC Pharmaceuticals Corp., for we believe that the future remains bright.

Given the low prices at which many biotechnology companies currently trade, and a widespread lack of access to the capital markets, we expect to see more product licensing activity. We also expect to witness more consolidation in the biotech sector, as companies look to augment their product pipelines. We think this may have a beneficial impact on group valuations if it results in higher stock prices for stocks of target companies and new sources of revenues for acquirers. In addition, we expect the Food and Drug Administration to act more quickly to approve drugs to treat life-threatening illnesses.

Another area that negatively impacted results was media-related equities. The industry was impacted by the alleged inappropriate activities at Adelphia Communications (the Portfolio has never owned shares of Adelphia) and a concomitant compression of sector valuations to near historic lows. Despite the poor group performance, we believe that the business and financial outlook for the Portfolio's cable television-related securities is quite bright. We think that increased cash flow from new services (i.e. cable modems, digital cable and video-on-demand) should drive cash flow for the next few years. In light of this, we added to our holdings in Cablevision Systems Corp., Comcast Corp. and Liberty Media Corp. in the second half of the year.

Tyco International Ltd., became a prominent casualty of a breakdown in corporate governance when the long standing CEO was forced to resign over personal sales tax evasion. In addition, he, along with the former CFO, was charged with using corporate funds for personal benefit without the knowledge and consent of the Board of Directors. Ed Breen, former president of Motorola, someone who is highly respected on Wall Street and in the business community, has replaced the deposed CEO. He has brought in several new executives including a CFO and has made high standards of corporate governance one of his main priorities to help restore credibility to the company. We believe that the entire Board of Directors will be replaced before the annual meeting scheduled for March and a number of prominent business people have already accepted nominations to the Board. While we were surprised and appalled at the alleged behavior of the two top former executives, we believe that Tyco's future prospects seem bright.

       5 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Portfolio Manager Portfolio Outlook
Market bottoms historically have been made when news headlines were negative, investor pessimism was high, valuations were attractive, and excesses from a prior bull market were wrung out. We hope that a new bull market may emerge before the end of calendar year 2002. The stock market has made a major bottom in every off-presidential election year since 1962. We look for the fundamentals in the economy and, more specifically, earnings, to improve more dramatically by the middle of 2003, provided that an extended market rally begins before the end of 2002. Consumer confidence often has been strongly influenced by the action of the stock market. With substantial uncertainties still abounding, including our domestic security and a potential conflict in Iraq, we expect the market to remain quite volatile, but we will attempt to use these periods to buy stocks of companies whose outlooks we believe are quite solid and not being reflected in their share prices.

We remain committed to attempting to provide you with superior investment returns. That said, 2002 has been exceedingly disappointing to us. We believe that to generate favorable results we need to own those businesses with strong management that will be able to generate strong relative earnings and cash flow. We believe that the future of the U.S. economy and equity markets is quite bright and we are hopeful that next year will be one in which the Portfolio once again enjoys strong relative returns.

Smith Barney Mid Cap Core Portfolio

Investment Strategy
The Smith Barney Mid Cap Core Portfolio ("Portfolio") seeks long-term growth of capital. In accordance with the requirements of new Rule 35d-1 under the Investment Company Act of 1940, the Portfolio will invest, under normal market conditions, at least 80% of the value of its net assets plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of medium sized companies. Medium sized companies are those whose market capitalization is within the range of companies in the S&P 500 MidCap Index at the time of the Portfolio's investment.

Performance Update
For the year ended October 31, 2002, the Portfolio returned negative 6.64%. In comparison, the S&P MidCap 400 Index/5/ returned negative 4.78% for the same period.

--------
5 The S&P MidCap 400 Index is a market-value weighted index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index.


       6 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Portfolio Manager Portfolio Overview
We continue to believe that the fundamental backdrop for the market is improving. Recent evidence suggests that earnings estimates have been brought down to achievable levels and the economy has begun to slowly pick up momentum. The third quarter was the first quarter in quite a while, for which most companies reported earnings ahead of expectations. But the investment world remains skittish and skeptical. We expect to see continued volatility but a very different kind of market leadership from what we've seen over the past few years. With concerns about economic and competitive pressures, accounting issues and corporate responsibility, we look for the markets to return to a more basic focus on the fundamentals of cash flows and balance sheets.

Our strategy has been to focus on companies with strong franchise positions that have the potential to grow in what we expect to be a relatively modest recovery. Companies with strong balance sheets and consistent cash flows should be in a position to drive shareholder value through investment, acquisitions, share buybacks or even dividends.

Portfolio Manager Portfolio Outlook
Cumulatively, the mid capitalization asset class has been the best performing asset class over the last five years, and we feel that the favorable comparison of lower valuation and faster and more consistent earnings growth versus large capitalization stocks will continue to draw investor interest./6/ By focusing on the higher quality end of the mid cap sector, investors can participate in the potential growth and revaluation of the companies that we believe have a chance to become future blue chip companies. With interest rates at extraordinarily low levels and potential growth deeply discounted due to investors near-term concerns, we believe quality mid cap companies that are competitively well positioned and conservatively financed, offer a compelling investment opportunity as a part of an investor's diversified investment portfolio.

--------
6 Large cap stocks are represented by the S&P 500 Index. Mid cap stocks are represented by the S&P 400 MidCap Index. Small cap stocks are represented by the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a market-value weighted index, which consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. Please note that an investor cannot invest directly in an index. Cumulatively, for the 5-year period ended October 31, 2002, the S&P 400 MidCap Index returned 41.80%, the S&P 500 Index returned 3.72%, and the S&P SmallCap 600 Index returned 12.38%.


       7 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO


 HISTORICAL PERFORMANCE



                                Net Asset Value
                               -----------------
                               Beginning   End    Income     Return    Total
Year Ended                      of Year  of Year Dividends of Capital Returns+
-------------------------------------------------------------------------------
10/31/02                        $12.32   $ 9.09    $0.00     $0.00     (26.22)%
------------------------------------------------------------------------------
10/31/01                         15.03    12.32     0.00      0.00     (18.03)
------------------------------------------------------------------------------
10/31/00                         10.00    15.03     0.00      0.01      50.41
------------------------------------------------------------------------------
Total                                              $0.00     $0.01
------------------------------------------------------------------------------

It is the Portfolios' policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                                    (26.22)%
------------------------------------------------------------------------------
11/1/99* through 10/31/02                                               (3.11)
------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

11/1/99* through 10/31/02                                                (9.03)%
-------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gain distributions.
* Commencement of operations.


       8 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
                 Smith Barney Aggressive Growth Portfolio vs.
         the Russell 2500 Growth Index and Russell 3000 Growth Index+

--------------------------------------------------------------------------------

                         November 1999 -- October 2002

                                     [CHART]

             Smith Barney         Russell             Russell
              Aggressive        2500 Growth         3000 Growth
           Growth Portfolio       Index++             Index++
          -----------------   -----------------   -----------------
11/1/99        $10,000             $10,000             $10,000
4/00            13,380              13,722              11,934
10/00           15,041              12,888              10,980
4/01            13,951              10,226               8,144
10/01           12,329               8,622               6,661
4/02            11,138               9,271               6,574
10/31/02         9,097               6,843               5,347

+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Aggressive Growth Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Indexes are unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

++Effective July 25, 2002, the Portfolio changed its benchmark from the Russell
  2500 Growth Index to the Russell 3000 Growth Index. Management views the Russell 3000 Growth Index as a more appropriate index, reflecting the current composition of the Fund's portfolio of securities.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


       9 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                      SMITH BARNEY MID CAP CORE PORTFOLIO


 HISTORICAL PERFORMANCE



                           Net Asset Value
                          -----------------
                          Beginning   End    Income     Return    Total
Year Ended                 of Year  of Year Dividends of Capital Returns+
--------------------------------------------------------------------------
10/31/02                   $10.83   $10.10    $0.01     $0.00      (6.64)%
-------------------------------------------------------------------------
10/31/01                    14.22    10.83     0.05      0.00     (23.56)
-------------------------------------------------------------------------
10/31/00                    10.00    14.22     0.01      0.00      42.36
-------------------------------------------------------------------------
Total                                         $0.07     $0.00
-------------------------------------------------------------------------

It is the Portfolios' policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

Year Ended 10/31/02                                               (6.64)%
------------------------------------------------------------------------
11/1/99* through 10/31/02                                          0.53
------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURN+

11/1/99* through 10/31/02                                             1.58%
--------------------------------------------------------------------------
+ Assumes the reinvestment of all dividends and capital gain distributions.
* Commencement of operations.


      10 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


                  Value of $10,000 Invested in Shares of the
                      Smith Barney Mid Cap Core Portfolio
                         vs. the S&P MidCap 400 Index+

--------------------------------------------------------------------------------

                         November 1999 -- October 2002

                                    [CHART]

                  Smith Barney          S&P Mid Cap
             Mid Cap Core Portfolio       400 Index
          ---------------------------   ------------
11/1/99               10,000               10,000
4/00                  12,944               12,057
10/00                 14,236               13,016
4/01                  13,011               12,834
10/01                 10,881               11,395
4/02                  12,248               13,679
10/31/02              10,158               10,853


+ Hypothetical illustration of $10,000 invested in shares of the Smith Barney
  Mid Cap Core Portfolio on November 1, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through October 31, 2002. The S&P MidCap 400 Index is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

  All figures represent past performance and are not a guarantee of future results. The performance data represents past performance, including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns do not reflect expenses associated with the subaccount such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.


      11 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                       OCTOBER 31, 2002


                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

  SHARES                         SECURITY                          VALUE
----------------------------------------------------------------------------
COMMON STOCK -- 94.0%
Biotechnology -- 15.9%
    162,500 Alkermes, Inc.*                                     $  1,498,250
    488,745 Amgen Inc.*                                           22,755,967
    538,850 Chiron Corp.*                                         21,284,575
     43,200 Genentech, Inc.*                                       1,472,688
            Genzyme Corp.:
     11,574   Biosurgery Division*                                    25,347
    644,600   General Division*                                   17,952,110
    165,775 ImClone Systems Inc.*                                  1,187,115
      2,300 Nabi Biopharmaceuticals*                                  13,685
----------------------------------------------------------------------------
                                                                  66,189,737
----------------------------------------------------------------------------
Broadcasting/Cable -- 12.0%
  1,038,275 Cablevision Systems New York Group, Class A Shares*    9,925,909
    745,260 Comcast Corp., Class A Special Shares*                17,148,433
  1,361,400 Liberty Media Corp., Class A Shares*                  11,258,778
    254,699 Viacom Inc., Class B Shares*                          11,362,122
     34,600 World Wrestling Entertainment, Inc.*                     274,032
----------------------------------------------------------------------------
                                                                  49,969,274
----------------------------------------------------------------------------
Communications -- 2.8%
    355,000 AT&T Corp.                                             4,629,200
    161,100 C-COR.net Corp.*                                         668,243
    384,325 Nokia Oyj ADR                                          6,387,482
----------------------------------------------------------------------------
                                                                  11,684,925
----------------------------------------------------------------------------
Computer Hardware -- 1.1%
    509,076 Maxtor Corp.*                                          1,914,126
    242,000 Quantum Corp. -- DLT & Storage Systems*                  716,320
    100,000 Sandisk Corp.*                                         1,977,000
----------------------------------------------------------------------------
                                                                   4,607,446
----------------------------------------------------------------------------
Computer Software/Internet -- 3.3%
    730,367 AOL Time Warner Inc.*                                 10,772,913
     75,000 DSP Group Inc.*                                        1,072,575
     16,132 Microsoft Corp.*                                         862,578
    105,000 RSA Security Inc.*                                       469,350
     75,000 Verity, Inc.*                                            676,500
----------------------------------------------------------------------------
                                                                  13,853,916
----------------------------------------------------------------------------
Diversified Technology -- 1.6%
    140,000 Cabot Microelectronics Corp.*                          6,354,600
     12,400 Excel Technology, Inc.*                                  228,904
----------------------------------------------------------------------------
                                                                   6,583,504
----------------------------------------------------------------------------


                      See Notes to Financial Statements.



      12 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                            OCTOBER 31, 2002



                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

  SHARES                           SECURITY                            VALUE
--------------------------------------------------------------------------------
Drug Delivery/Testing -- 1.4%
      1,400 Albany Molecular Research, Inc.*                        $     21,616
      5,400 Cygnus, Inc.*                                                  6,426
     90,000 IMPATH Inc.*                                               1,444,590
    296,666 King Pharmaceuticals, Inc.*                                4,553,823
-------------------------------------------------------------------------------
                                                                       6,026,455
-------------------------------------------------------------------------------
Electronic - Military -- 2.1%
    183,800 L-3 Communications Holdings, Inc.*                         8,638,600
-------------------------------------------------------------------------------
Healthcare - Miscellaneous -- 0.5%
     55,100 Biosite Diagnostics Inc.*                                  1,591,288
    173,000 Nanogen, Inc.*                                               335,620
        800 Tularik Inc.*                                                  5,816
-------------------------------------------------------------------------------
                                                                       1,932,724
-------------------------------------------------------------------------------
Investment Banking and Other Financials -- 11.7%
     33,000 Astoria Financial Corp.                                      863,940
     72,725 CIT Group Inc.                                             1,295,232
    380,300 Lehman Brothers Holdings Inc.                             20,258,581
    404,400 Merrill Lynch & Co., Inc.                                 15,346,980
    225,000 Nasdaq-100 Index Tracking Stock*                           5,523,750
    153,010 Neuberger Berman Inc.                                      4,492,374
     54,900 Roslyn Bancorp, Inc.                                         909,089
-------------------------------------------------------------------------------
                                                                      48,689,946
-------------------------------------------------------------------------------
Managed Healthcare Providers -- 7.0%
    318,000 UnitedHealth Group Inc.                                   28,922,100
-------------------------------------------------------------------------------
Multi-Industry -- 2.5%
    712,412 Tyco International Ltd.                                   10,301,478
-------------------------------------------------------------------------------
Oil Field Equipment/Services -- 6.0%
    165,800 Core Laboratories N.V.*                                    1,563,494
    403,150 Grant Prideco, Inc.*                                       3,894,429
    486,450 Weatherford International, Inc.*                          19,477,458
-------------------------------------------------------------------------------
                                                                      24,935,381
-------------------------------------------------------------------------------
Pharmaceuticals -- 18.2%
    316,900 Forest Laboratories, Inc.*                                31,053,031
    280,000 ICN Pharmaceuticals, Inc.                                  2,338,000
    378,806 IDEC Pharmaceuticals Corp.*                               17,432,652
    224,750 Isis Pharmaceuticals, Inc.*                                2,193,560
    189,448 Johnson & Johnson                                         11,130,070
    663,905 Millennium Pharmaceuticals, Inc.*                          4,939,453
      7,303 Pfizer Inc.                                                  232,016
      3,490 Pharmacia Corp.                                              150,070



                      See Notes to Financial Statements.


      13 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002



                   SMITH BARNEY AGGRESSIVE GROWTH PORTFOLIO

  SHARES                                   SECURITY                                   VALUE
-----------------------------------------------------------------------------------------------
Pharmaceuticals -- 18.2% (continued)
    101,200 SICOR Inc.*                                                            $  1,505,856
    229,400 Vertex Pharmaceuticals Inc.*                                              4,498,534
-----------------------------------------------------------------------------------------------
                                                                                     75,473,242
-----------------------------------------------------------------------------------------------
Semiconductors -- 4.3%
    229,000 Cirrus Logic, Inc.*                                                         755,700
     35,000 Cree, Inc.*                                                                 603,750
    257,334 Intel Corp.                                                               4,451,878
    584,300 Micron Technology, Inc.*                                                  9,348,800
     10,300 Standard Microsystems Corp.*                                                197,451
    191,091 Teradyne, Inc.*                                                           2,314,112
-----------------------------------------------------------------------------------------------
                                                                                     17,671,691
-----------------------------------------------------------------------------------------------
Telephone - Cellular -- 3.6%
    659,360 AT&T Wireless Services Inc.*                                              4,529,803
    710,000 Motorola, Inc.                                                            6,510,700
    470,000 RF Micro Devices, Inc.*                                                   3,989,830
-----------------------------------------------------------------------------------------------
                                                                                     15,030,333
-----------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $577,222,623)                                                  390,510,752
-----------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                   SECURITY                                   VALUE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.0%
$24,923,000 Merrill Lynch & Co., Inc., 1.850% due 11/1/02; Proceeds at maturity --
             $24,924,281; (Fully collateralized by Federal Home Loan Mortgage
             Corp. Discount Notes and Federal National Mortgage Association
             Discount Notes due 1/29/03 to 4/30/03; Market value --
             $25,421,466) (Cost -- $24,923,000)                                      24,923,000
-----------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $602,145,623**)                                               $415,433,752
-----------------------------------------------------------------------------------------------

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



      14 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      SMITH BARNEY MID CAP CORE PORTFOLIO

       SHARES                            SECURITY                       VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.4%
Aerospace/Defense -- 0.5%
                4,950 Alliant Techsystems Inc.*+                      $  297,743
--------------------------------------------------------------------------------
Biotechnology -- 0.3%
                2,750 iShares Nasdaq Biotechnology Index Fund            141,079
--------------------------------------------------------------------------------
Broadcast Media -- 1.9%
                6,450 Entercom Communications Corp.*                     317,469
               11,050 Lin TV Corp.*                                      227,961
               20,335 Univision Communications, Inc., Class A Shares*    526,880
--------------------------------------------------------------------------------
                                                                       1,072,310
--------------------------------------------------------------------------------
Building/Construction -- 0.9%
                8,275 Jacobs Engineering Group, Inc.*                    250,650
                5,000 Lennar Corp.                                       275,850
--------------------------------------------------------------------------------
                                                                         526,500
--------------------------------------------------------------------------------
Business Services -- 1.9%
               34,543 The Bisys Group, Inc.*                             618,320
                6,100 The Dun & Bradstreet Corp.*                        222,955
                5,850 Manpower, Inc.                                     199,485
--------------------------------------------------------------------------------
                                                                       1,040,760
--------------------------------------------------------------------------------
Chemicals -- 4.9%
               10,330 Air Products & Chemicals, Inc.                     456,586
                7,920 Albemarle Corp.                                    222,710
               14,820 Ecolab, Inc.                                       715,065
               12,465 Engelhard Corp.                                    276,100
               32,035 International Flavors & Fragrances, Inc.         1,074,774
--------------------------------------------------------------------------------
                                                                       2,745,235
--------------------------------------------------------------------------------
Computer Hardware -- 0.8%
                2,900 Imation Corp.*                                     118,668
                5,925 Lexmark International, Inc., Class A Shares*       352,063
--------------------------------------------------------------------------------
                                                                         470,731
--------------------------------------------------------------------------------
Computer Software -- 6.6%
               76,100 BEA Systems, Inc.*                                 615,573
               19,800 BMC Software, Inc.*                                315,612
                7,125 Business Objects SA - Sponsored ADR*               106,163
                8,600 Electronic Arts Inc.*                              560,032
                9,030 Intuit Inc.*                                       468,838
               20,105 Mercury Interactive Corp.*                         530,169
               36,195 Network Associates, Inc.*                          575,138
               40,950 Quest Software, Inc.                               447,174
                7,125 VERITAS Software Corp.*                            108,656
--------------------------------------------------------------------------------
                                                                       3,727,355
--------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      15 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002



                      SMITH BARNEY MID CAP CORE PORTFOLIO

        SHARES                        SECURITY                      VALUE
    ------------------------------------------------------------------------
    Consumer Products and Services -- 2.4%
            16,190 Alberto-Culver Co., Class B Shares             $  779,549
            10,200 Sabre Holdings Corp.*                             195,636
             7,649 Weight Watchers International, Inc.*              362,180
    ------------------------------------------------------------------------
                                                                   1,337,365
    ------------------------------------------------------------------------
    Energy -- 7.2%
            13,740 Cooper Cameron Corp.*                             640,559
             9,420 Murphy Oil Corp.                                  789,679
            15,650 Nabors Industries, Inc.*                          547,281
            11,415 Newfield Exploration Co.*                         399,411
            13,450 Ocean Energy Inc.                                 250,573
            14,950 Smith International, Inc.                         467,337
            23,900 Weatherford International, Inc.*+                 956,956
    ------------------------------------------------------------------------
                                                                   4,051,796
    ------------------------------------------------------------------------
    Entertainment -- 0.8%
            23,450 Royal Caribbean Cruises Ltd.                      430,542
    ------------------------------------------------------------------------
    Financial Services -- 12.8%
            30,650 Banknorth Group, Inc.                             710,161
            20,765 Capital One Financial Corp.                       632,710
            16,800 Compass Bancshares, Inc.                          542,640
            19,540 Doral Financial Corp.                             513,120
            10,325 Independence Community Bank Corp.                 265,043
            27,685 Investors Financial Services Corp.                849,099
             8,395 M&T Bank Corp.                                    687,718
            16,910 Mercantile Bankshares Corp.                       658,475
            34,865 National Commerce Financial Corp.                 853,495
            26,675 North Fork Bancorporation, Inc.+                1,025,920
            24,757 Waddell & Reed Financial, Inc., Class A Shares    433,248
    ------------------------------------------------------------------------
                                                                   7,171,629
    ------------------------------------------------------------------------
    Food and Beverage -- 2.7%
             8,825 Dean Foods Co.*                                   330,849
             6,195 Hain Celestial Group, Inc.*                        88,774
            10,140 Hormel Foods Corp.                                245,388
               586 The J.M. Smucker Co.                               21,453
            14,206 Pepsi Bottling Group, Inc.                        382,852
            12,760 Performance Food Group Co.                        474,544
    ------------------------------------------------------------------------
                                                                   1,543,860
    ------------------------------------------------------------------------
    Insurance -- 8.3%
            24,135 Ambac Financial Group, Inc.                     1,491,543
             8,685 Anthem, Inc.*                                     547,155
            28,331 Arthur J. Gallagher & Co.                         759,837
            16,935 IPC Holdings, Ltd.*                               527,864


                      See Notes to Financial Statements.


      16 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002


                      SMITH BARNEY MID CAP CORE PORTFOLIO

       SHARES                              SECURITY                         VALUE
------------------------------------------------------------------------------------
Insurance -- 8.3% (continued)
               13,606 Nationwide Financial Services, Inc., Class A Shares $  376,886
                3,450 Oxford Health Plans, Inc.*                             122,682
               11,425 PartnerRe, Ltd.                                        605,525
                4,950 Stancorp Financial Group, Inc.                         267,300
------------------------------------------------------------------------------------
                                                                           4,698,792
------------------------------------------------------------------------------------
Machinery -- 0.7%
                4,600 AGCO Corp.*                                            116,840
                8,795 IDEX Corp.                                             264,202
------------------------------------------------------------------------------------
                                                                             381,042
------------------------------------------------------------------------------------
Manufacturing -- 5.0%
                6,510 American Standard Cos., Inc.*                          434,217
               14,060 Danaher Corp.                                          813,371
               14,930 Imax Corp.*                                             74,501
                5,450 Lear Corp.*                                            199,197
                5,125 Mohawk Industries, Inc.*                               274,444
                8,300 Navistar International Corp.                           186,086
               24,400 Smurfit-Stone Container Corp.                          317,444
               12,750 SPX Corp.+                                             535,627
------------------------------------------------------------------------------------
                                                                           2,834,887
------------------------------------------------------------------------------------
Medical Products and Services -- 7.0%
               16,510 Alcon, Inc.*                                           677,240
               14,390 Lincare Holdings Inc.*                                 490,267
                7,045 Patterson Dental Co.*                                  362,888
                3,900 Quest Diagnostics Inc.*                                248,937
               12,400 St. Jude Medical, Inc.                                 441,564
                5,700 Triad Hospital, Inc.*                                  208,050
               18,655 Universal Health Services, Inc., Class B Shares        904,394
               14,397 Zimmer Holdings Inc.*                                  593,444
------------------------------------------------------------------------------------
                                                                           3,926,784
------------------------------------------------------------------------------------
Pharmaceuticals -- 5.1%
               14,175 Cephalon, Inc.*                                        712,577
               15,255 Gilead Sciences, Inc.*                                 529,959
               11,470 IDEC Pharmaceuticals Corp.*                            527,849
               13,930 Teva Pharmaceutical Industries Ltd. - Sponsored ADR  1,078,600
------------------------------------------------------------------------------------
                                                                           2,848,985
------------------------------------------------------------------------------------
Printing and Publishing -- 2.2%
                9,335 E.W. Scripps Co.                                       720,569
                7,525 Valassis Communications, Inc.                          194,145
                  433 The Washington Post Co.                                315,181
------------------------------------------------------------------------------------
                                                                           1,229,895
------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      17 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002



                      SMITH BARNEY MID CAP CORE PORTFOLIO

     SHARES                          SECURITY                         VALUE
 -----------------------------------------------------------------------------
 Real Estate Investment Trusts -- 1.3%
         22,295 IndyMac Bancorp, Inc.                               $  415,579
         11,597 The St. Joe Co.                                        338,401
 -----------------------------------------------------------------------------
                                                                       753,980
 -----------------------------------------------------------------------------
 Retail -- 7.5%
          6,930 Abercrombie & Fitch Co., Class A shares*               123,493
         10,650 Barnes & Nobles, Inc.*                                 224,715
         14,565 Bed Bath & Beyond Inc.*                                516,475
         10,965 CDW Computer Centers, Inc.*                            581,364
         14,085 Dollar Tree Stores, Inc.*                              370,295
          6,800 Federated Department Stores, Inc.*                     208,760
          7,700 Hollywood Entertainment Corp.*                         151,382
         15,650 Landry's Restaurants, Inc.                             356,194
         14,450 Outback Steakhouse, Inc.                               492,022
         25,550 PETsMART, Inc.*                                        488,261
         13,080 Ross Stores, Inc.                                      547,398
          3,050 Whole Foods Market, Inc.                               142,295
 -----------------------------------------------------------------------------
                                                                     4,202,654
 -----------------------------------------------------------------------------
 Technology -- 4.4%
          7,345 Affiliated Computer Services, Inc., Class A shares*    338,237
          7,475 Amphenol Corp.*                                        287,788
         19,320 Exar Corp.*                                            243,432
         15,700 Jabil Circuit, Inc.*                                   242,251
         15,580 Microchip Technology, Inc.*                            380,152
         29,440 Semtech Corp.*                                         415,987
          4,500 Symantec Corp.*                                        180,000
         33,250 Teradyne Inc.*                                         402,658
 -----------------------------------------------------------------------------
                                                                     2,490,505
 -----------------------------------------------------------------------------
 Telecommunications -- 1.9%
          8,000 Advanced Fibre Communications, Inc.*                   129,432
         19,580 L-3 Communications Holdings, Inc.*                     920,260
         30,500 Lucent Technologies, Inc.*                              37,515
 -----------------------------------------------------------------------------
                                                                     1,087,207
 -----------------------------------------------------------------------------
 Transportation -- 1.1%
          6,600 C.H. Robinson Worldwide, Inc.                          195,162
         12,940 Expeditors International of Washington, Inc.           407,739
 -----------------------------------------------------------------------------
                                                                       602,901
 -----------------------------------------------------------------------------
 Utilities -- 4.2%
         17,825 KeySpan Corp.                                          651,147
         14,800 Mirant Corp.*                                           31,672
         10,560 NSTAR                                                  442,992
         20,000 Pepco Holding, Inc.                                    414,000


                      See Notes to Financial Statements.


      18 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                           OCTOBER 31, 2002



                      SMITH BARNEY MID CAP CORE PORTFOLIO

  SHARES                                  SECURITY                                   VALUE
---------------------------------------------------------------------------------------------
Utilities -- 4.2% (continued)
    15,500 SCANA Corp.                                                            $   452,290
    15,825 Wisconsin Energy Corp.                                                     363,659
---------------------------------------------------------------------------------------------
                                                                                    2,355,760
---------------------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $52,509,399)                                                   51,970,297
---------------------------------------------------------------------------------------------
   FACE
  AMOUNT                                  SECURITY                                   VALUE
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.6%
$4,293,000 Merrill Lynch & Co., Inc. 1.850% due 11/1/02; Proceeds at maturity --
            $4,293,221; (Fully collateralized by Federal Home Loan Mortgage Corp.
            Discount Notes and Federal National Mortgage Association Discount
            Notes due 1/29/03 to 4/30/03; Market value -- $4,378,861)
            (Cost --$4,293,000)                                                     4,293,000
---------------------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $56,802,399**)                                                $56,263,297
---------------------------------------------------------------------------------------------

*  Non-income producing security.
+ A portion of this security has been segregated for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.


      19 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                           OCTOBER 31, 2002


                                                              Smith Barney    Smith Barney
                                                            Aggressive Growth Mid Cap Core
                                                                Portfolio      Portfolio
-------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $602,145,623 and
   $56,802,399, respectively)                                 $ 415,433,752   $ 56,263,297
  Cash                                                                  550            573
  Dividends and interest receivable                                  33,570         33,866
  Receivable for securities sold                                         --        589,625
  Receivable for Fund shares sold                                    18,930         76,382
  Other receivables                                                  61,715          5,910
------------------------------------------------------------------------------------------
  Total Assets                                                  415,548,517     56,969,653
------------------------------------------------------------------------------------------
LIABILITIES:
  Management fees payable                                           267,116         36,296
  Payable for securities purchased                                       --        258,137
  Payable to broker -- variation margin                                  --          3,249
  Accrued expenses                                                   66,659         27,532
------------------------------------------------------------------------------------------
  Total Liabilities                                                 333,775        325,214
------------------------------------------------------------------------------------------
Total Net Assets                                              $ 415,214,742   $ 56,644,439
------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                 $         457   $         56
  Capital paid in excess of par value                           604,844,132     68,169,479
  Accumulated net realized loss from security transactions
   and futures contracts                                         (2,917,976)   (10,995,848)
  Net unrealized depreciation of investments
   and futures contracts                                       (186,711,871)      (529,248)
------------------------------------------------------------------------------------------
Total Net Assets                                              $ 415,214,742   $ 56,644,439
------------------------------------------------------------------------------------------
Shares Outstanding                                               45,683,523      5,607,024
------------------------------------------------------------------------------------------
Net Asset Value                                                       $9.09         $10.10
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      20 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF OPERATIONS                    FOR THE YEAR ENDED OCTOBER 31, 2002


                                                                 Smith Barney    Smith Barney
                                                               Aggressive Growth Mid Cap Core
                                                                   Portfolio      Portfolio
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                       $     641,685   $   113,675
  Dividends                                                            801,684       300,682
  Less: Foreign withholding tax                                        (11,821)       (1,222)
-------------------------------------------------------------------------------------------
  Total Investment Income                                            1,431,548       413,135
-------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                            3,399,017       388,762
  Shareholder communications                                            49,397         6,236
  Custody                                                               35,142        33,805
  Audit and legal                                                       23,091        23,934
  Directors' fees                                                       12,876         3,943
  Shareholder and system servicing fees                                  5,524         4,444
  Other                                                                  5,070         4,093
-------------------------------------------------------------------------------------------
  Total Expenses                                                     3,530,117       465,217
-------------------------------------------------------------------------------------------
Net Investment Loss                                                 (2,098,569)      (52,082)
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS
(NOTES 3 AND 5):
  Realized Loss From:
   Securities transactions (excluding short-term securities)        (2,615,597)   (8,342,954)
   Futures contracts                                                        --      (618,923)
-------------------------------------------------------------------------------------------
  Net Realized Loss                                                 (2,615,597)   (8,961,877)
-------------------------------------------------------------------------------------------
 Change in Net Unrealized Depreciation of Investments and
 Futures Contracts:
   Beginning of year                                               (47,333,632)   (3,049,032)
   End of year                                                    (186,711,871)     (529,248)
-------------------------------------------------------------------------------------------
  (Increase) Decrease in Net Unrealized Depreciation              (139,378,239)    2,519,784
-------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                     (141,993,836)   (6,442,093)
-------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $(144,092,405)  $(6,494,175)
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      21 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


                                                For the Years Ended October 31,

Smith Barney Aggressive Growth Portfolio                  2002              2001
-------------------------------------------------------------------------------------
OPERATIONS:
 Net investment loss                                 $  (2,098,569)     $ (1,069,323)
 Net realized loss                                      (2,615,597)         (302,379)
 Increase in net unrealized depreciation              (139,378,239)      (53,399,733)
---------------------------------------------------------------------------------
 Decrease in Net Assets From Operations               (144,092,405)      (54,771,435)
---------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                          --                --
---------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to
   Shareholders                                                 --                --
---------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares                      227,995,910       251,837,613
 Net assets of shares issued in connection with the
   transfer of CitiSelect VIP Folio 400 Growth and
   CitiSelect VIP Folio 500 Growth Plus Portfolios'
   net assets (Note 9)                                          --        10,290,400
 Cost of shares reacquired                             (34,982,576)       (5,615,652)
---------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions   193,013,334       256,512,361
---------------------------------------------------------------------------------
Increase in Net Assets                                  48,920,929       201,740,926
NET ASSETS:
 Beginning of year                                     366,293,813       164,552,887
---------------------------------------------------------------------------------
 End of year                                         $ 415,214,742      $366,293,813
---------------------------------------------------------------------------------


                      See Notes to Financial Statements.


      22 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                For the Years Ended October 31,

               Smith Barney Mid Cap
               Core Portfolio             2002         2001
               -------------------------------------------------
               OPERATIONS:
                Net investment
                  income (loss)       $   (52,082)  $    60,366
                Net realized loss      (8,961,877)   (1,985,178)
                (Increase) decrease
                  in net unrealized
                  depreciation          2,519,784    (5,169,460)
               -------------------------------------------------
                Decrease in Net
                  Assets From
                  Operations           (6,494,175)   (7,094,272)
               -------------------------------------------------
               DISTRIBUTIONS TO
               SHAREHOLDERS FROM:
                Net investment
                  income                  (58,090)      (64,018)
               -------------------------------------------------
                Decrease in Net
                  Assets From
                  Distributions to
                   Shareholders           (58,090)      (64,018)
               -------------------------------------------------
               FUND SHARE
               TRANSACTIONS (NOTE
               10):
                Net proceeds from
                  sale of shares       32,112,318    28,867,129
                Net asset value of
                  shares issued for
                  reinvestment
                  of dividends             58,090        64,018
                Cost of shares
                  reacquired           (3,349,324)   (4,895,141)
               -------------------------------------------------
                Increase in Net
                  Assets From Fund
                  Share Transactions   28,821,084    24,036,006
               -------------------------------------------------
               Increase in Net
                Assets                 22,268,819   16,877,716
               NET ASSETS:
                Beginning of year      34,375,620    17,497,904
               -------------------------------------------------
                End of year*          $56,644,439   $34,375,620
               -------------------------------------------------
               * Includes
                 undistributed net
                 investment income
                 of:                            --      $58,003
               -------------------------------------------------


                      See Notes to Financial Statements.


      23 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio, ("Portfolio(s)") are separate investment portfolios of the Travelers Series Fund Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and twelve other separate investment portfolios: Smith Barney Large Cap Value, Alliance Growth, Van Kampen Enterprise, Smith Barney International All Cap Growth, Travelers Managed Income, Putnam Diversified Income, Salomon Brothers Strategic Total Return Bond Fund, formerly known as Salomon Brothers Strategic Bond, Smith Barney High Income, MFS Total Return, Smith Barney Money Market, AIM Capital Appreciation and Smith Barney Large Capitalization Growth Portfolios. Shares of the Fund are offered only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (e) interest income is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when


      24 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders reported by the custodian; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At October 31, 2002, reclassifications were made to the capital accounts of the Smith Barney Aggressive Growth Portfolio and the Smith Barney Mid Cap Core Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, for the Smith Barney Aggressive Growth Portfolio and the Smith Barney Mid Cap Core Portfolio a portion of accumulated net investment loss amounting to $2,098,569 and $52,169, respectively, were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment manager of the Smith Barney Aggressive Growth Portfolio ("SBAG") and Smith Barney Mid Cap Core Portfolio ("SBMCC"). SBAG and SBMCC pay SBFM a management fee calculated at the annual rates of 0.80% and 0.75%, respectively, of the average daily net assets of each Portfolio.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended October 31, 2002, each Portfolio paid transfer agent fees of $5,000 to CTB.


      25 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

For the year ended October 31, 2002, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, received brokerage commissions totaling $8,903.

Most of the officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended October 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                             SBAG        SBMCC
-----------------------------------------------------------------
Purchases                                $225,150,573 $63,171,604
----------------------------------------------------------------
Sales                                      34,307,949  35,639,242
----------------------------------------------------------------

At October 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                              SBAG         SBMCC
--------------------------------------------------------------------
Gross unrealized appreciation            $  30,595,348  $ 3,968,831
Gross unrealized depreciation             (218,631,718)  (5,087,607)
-------------------------------------------------------------------
Net unrealized depreciation              $(188,036,370) $(1,118,776)
-------------------------------------------------------------------

4. Lending of Portfolio Securities

Each Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At October 31, 2002, the Portfolios did not have any securities on loan.



      26 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolios enter into such contracts to hedge a portion of their portfolio. The Portfolios bear the market risk that arise from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 2002, SBMCC had the following open futures contracts:

                       # of                 Basis      Market   Unrealized
                     Contracts Expiration   Value      Value       Gain
--------------------------------------------------------------------------
Purchased Contracts:
S&P MidCap 400          12       12/02    $2,539,246 $2,549,100   $9,854
--------------------------------------------------------------------------

6. Option Contracts

SBMCC may from time to time enter into purchased call or put option contracts as well as write covered call option contracts.

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the


      27 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 2002, the Portfolio did not hold any purchased call or put option contracts.

When the Portfolio writes a covered call option, an amount equal to the premium received by the Portfolio are recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When written index options are exercised, settlement is made in cash.

The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

During the year ended October 31, 2002, the Portfolio did not enter into any written covered call or put option contracts.

7. Capital Loss Carryforward

At October 31, 2002, SBAG and SBMCC had, for Federal income tax purposes, a capital loss carryforward of approximately $1,593,000 and $10,406,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                             2008      2009       2010
                      -----------------------------------
                      SBAG       -- $  302,000 $1,291,000
                      -----------------------------------
                      SBMCC $43,000  1,541,000  8,822,000
                      -----------------------------------


      28 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

8. Income Tax Information and Distributions to Shareholders

At October 31, 2002 the tax basis components of distributable earnings were:

                                              SBAG          SBMCC
           ----------------------------------------------------------
           Undistributed ordinary income            --            --
           ----------------------------------------------------------
           Accumulated capital losses    $  (1,593,477) $(10,406,320)
           ----------------------------------------------------------
           Unrealized depreciation        (188,036,370)   (1,118,776)
           ----------------------------------------------------------

The tax character of distributions paid during the year ended October 31, 2002 was:

                                              SBAG  SBMCC
                      ------------------------------------
                      Ordinary income          --  $58,090
                      Long term capital gains  --       --
                      ------------------------------------
                      Total                    --  $58,090
                      ------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals.

9. Transfer of Net Assets

On April 20, 2001, the Smith Barney Aggressive Growth Portfolio (''Portfolio'') acquired the assets and liabilities of the CitiSelect VIP Folio 400 Growth and CitiSelect VIP Folio 500 Growth Plus ("CitiSelect Portfolios") pursuant to a plan of reorganization approved by CitiSelect shareholders. Total shares issued by the Portfolio, the total net assets of the CitiSelect Portfolios and the total net assets of the Portfolio on the date of the transfer are as follows:

                                                               Total Net Assets
Acquired                                       Shares Issued   of the CitiSelect Total Net Assets
CitiSelect Portfolios                         by the Portfolio    Portfolios     of the Portfolio
-------------------------------------------------------------------------------------------------
CitiSelect VIP Folio 400 Growth                   549,889         $7,555,473       $267,865,156
CitiSelect VIP Folio 500 Growth Plus              199,048          2,734,927        267,865,156
------------------------------------------------------------------------------------------------

Total net assets of the Portfolio immediately after the transfer were $278,155,556. The transaction was structured to qualify as a taxable reorganization under the Internal Revenue Code of 1986, as amended.


      29 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

10.Capital Shares

At October 31, 2002, the Fund had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share of the same Portfolio and has an equal entitlement to any dividends and distributions made by the Portfolio.

Transactions in shares of each Portfolio were as follows:

                                              Year Ended        Year Ended
                                           October 31, 2002  October 31, 2001
  ---------------------------------------------------------------------------
  Smith Barney Aggressive Growth Portfolio
  Shares sold                                    19,660,697     18,509,389
  Net asset value of shares issued in
   connection with the transfer of
   CitiSelect VIP Folio 400 Growth and
   CitiSelect VIP Folio 500 Growth Plus
   Portfolios' net assets (Note 9)                       --        748,937
  Shares reacquired                              (3,715,768)      (471,206)
  ---------------------------------------------------------------------------
  Net Increase                                   15,944,929     18,787,120
  ---------------------------------------------------------------------------
  Smith Barney Mid Cap Core Portfolio
  Shares sold                                     2,750,365      2,318,224
  Shares issued on reinvestment                       5,832          4,592
  Shares reacquired                                (322,317)      (380,039)
  ---------------------------------------------------------------------------
  Net Increase                                    2,433,880      1,942,777
  ---------------------------------------------------------------------------

      30 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout the year ended October 31, unless otherwise noted:

Smith Barney Aggressive Growth Portfolio                 2002       2001 2000/(1)(2)/
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $12.32     $15.03      $10.00
-----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                                  (0.05)     (0.05)      (0.03)
 Net realized and unrealized gain (loss)              (3.18)     (2.66)       5.07
-----------------------------------------------------------------------------------
Total Income (Loss) From Operations                   (3.23)     (2.71)       5.04
-----------------------------------------------------------------------------------
Less Distributions From:
 Capital                                                 --         --       (0.01)
-----------------------------------------------------------------------------------
Total Distributions                                      --         --       (0.01)
-----------------------------------------------------------------------------------
Net Asset Value, End of Year                          $9.09     $12.32      $15.03
-----------------------------------------------------------------------------------
Total Return                                         (26.22)%   (18.03)%     50.41%
-----------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $415,215   $366,294    $164,553
-----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses/(3)/                                         0.83%      0.84%       0.99%
 Net investment loss                                  (0.50)     (0.40)      (0.21)
-----------------------------------------------------------------------------------
Portfolio Turnover Rate                                   9%         3%          0%
-----------------------------------------------------------------------------------

(1) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.00%.

      31 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

For a share of capital stock outstanding throughout the year ended October 31, unless otherwise noted:

    Smith Barney Mid Cap Core Portfolio             2002      2001 2000/(1)/
    ------------------------------------------------------------------------
    Net Asset Value, Beginning of Year          $10.83    $14.22    $10.00
    ----------------------------------------------------------------------
    Income (Loss) From Operations:
      Net investment income (loss)/(2)/          (0.02)     0.02      0.06
      Net realized and unrealized gain (loss)    (0.70)    (3.36)     4.17
    ----------------------------------------------------------------------
    Total Income (Loss) From Operations          (0.72)    (3.34)     4.23
    ----------------------------------------------------------------------
    Less Distributions From:
      Net investment income                      (0.01)    (0.05)    (0.01)
    ----------------------------------------------------------------------
    Total Distributions                          (0.01)    (0.05)    (0.01)
    ----------------------------------------------------------------------
    Net Asset Value, End of Year                $10.10    $10.83    $14.22
    ----------------------------------------------------------------------
    Total Return                                 (6.64)%  (23.56)%   42.36%
    ----------------------------------------------------------------------
    Net Assets, End of Year (000s)             $56,644   $34,376   $17,498
    ----------------------------------------------------------------------
    Ratios to Average Net Assets:
      Expenses/(2)(3)/                            0.90%     0.95%     0.95%
      Net investment income (loss)               (0.10)     0.25      0.72
    ----------------------------------------------------------------------
    Portfolio Turnover Rate                         79%       45%       61%
    ----------------------------------------------------------------------

(1) For the period from November 1, 1999 (commencement of operations) to October 31, 2000.
(2) The manager has agreed to waive a portion of its management fee for the year ended October 31, 2001 and the period ended October 31, 2000. If such fees were not waived, the per share decreases to net investment income and the actual expense ratios would have been as follows:

                             Per Share Decreases to   Expense Ratios
                             Net Investment Income  Without Fee Waivers
                             -------------------    -----------------
        2001                         $0.00*                0.96%
        2000                          0.04                 1.46

(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.95%.
 *  Amount represents less than $0.01 per share.

      32 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of Travelers Series Fund Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Smith Barney Aggressive Growth and Smith Barney Mid Cap Core Portfolios ("Portfolios") of Travelers Series Fund Inc. ("Fund") as of October 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of October 31, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                         /s/ KPMG LLP
New York, New York
December 11, 2002


      33 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Travelers Series Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

                                                                  Number of
                                   Term of                       Portfolios
                                 Office* and      Principal        in Fund            Other
                     Position(s)   Length       Occupation(s)      Complex        Directorships
   Name, Address,     Held with    of Time       During Past      Overseen           Held by
      and Age           Fund       Served        Five Years      by Director        Director
----------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:

A. E. Cohen           Director      Since    Consultant to           17      Director of Agouron
444 Madison Avenue                  1996     Chugai                          Pharmaceuticals, Inc.,
Suite 1201                                   Pharmaceutical Co.              Akzo Nobel NV,
New York, NY 10022                           Ltd.                            Teva Pharmaceutical
Age 65                                                                       Inc., Ltd., Chugai
                                                                             Pharmaceutical Co.
                                                                             Ltd., Pharmaceutical
                                                                             Product Development,
                                                                             Inc. and Axonyx Inc.;
                                                                             Chairman of
                                                                             Vasomedical, Inc.,
                                                                             Neurobiological
                                                                             Technologies Inc. and
                                                                             Kramex Corp.

Robert A. Frankel     Director      Since    Managing Partner        24               None
8 John Walsh Blvd.                  1999     of Robert A.
Peekskill, NY 10566                          Frankel Managing
Age 74                                       Consultants;
                                             Former Vice
                                             President of The
                                             Readers Digest
                                             Association, Inc.

Michael E. Gellert    Director      Since    General Partner of      19      Director of Dalet S.A.,
122 East 42nd Street                1999     Windcrest Partners,             Devon Energy Corp.,
47th Floor                                   a venture capital               High Speed Access
New York, NY 10168                           firm                            Corp., Human, Inc.,
Age 70                                                                       SEACOR Smit, Inc.
                                                                             and Six Flags, Inc.

Rainer Greeven        Director      Since    Attorney, Rainer        17      Director of
630 5th Avenue                      1994     Greeven PC                      Continental Container
Suite 1905                                                                   Corp.
New York, NY 10111
Age 65

Susan M. Heilbron     Director      Since    Owner/Consultant        17      Director of National
P.O. Box 557                        1994     of Lacey &                      Multiple Sclerosis
Chilmark, MA 02535                           Heilbron, a public              Society, New York
Age 57                                       relations firm                  City Chapter

INTERESTED DIRECTOR:

R. Jay Gerken         Chairman,     Since    Managing Director       226              None
Salomon Smith Barney  President     2002     of SSB
Inc. ("SSB")          and
399 Park Avenue       Chief
New York, NY 10022    Executive
Age 51                Officer


      34 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

                                                                           Number of
                                            Term of                       Portfolios
                                          Office* and      Principal        in Fund       Other
                            Position(s)     Length       Occupation(s)      Complex   Directorships
     Name, Address,          Held with      of Time       During Past      Overseen      Held by
        and Age                Fund         Served        Five Years      by Director   Director
-------------------------------------------------------------------------------------------------
OFFICERS:

Lewis E. Daidone           Senior Vice       Since    Managing Director       N/A          N/A
SSB                        President and     2000     of SSB; Chief
125 Broad Street,          Chief                      Financial Officer
11th Floor                 Administrative             and Treasurer of
New York, NY 10004         Officer                    mutual funds
Age 45                                                affiliated with
                                                      Citigroup Inc.;
                                                      Director and Senior
                                                      Vice President of
                                                      Smith Barney Fund
                                                      Management LLC
                                                      ("SBFM") and
                                                      Travelers
                                                      Investment Adviser
                                                      ("TIA")

Richard L. Peteka          Chief             Since    Director of SSB         N/A          N/A
SSB                        Financial         2002
125 Broad Street,          Officer and
11th Floor                 Treasurer
New York, NY 10004
Age 41

Richard A. Freeman         Vice President    Since    Managing Director       N/A          N/A
SSB                        and               1999     of SSB
399 Park Avenue            Investment
New York, NY 10022         Officer
Age 49

Lawrence B. Weissman       Vice President    Since    Managing Director       N/A          N/A
SSB                        and               1999     of SSB
300 First Stamford Place   Investment
Stamford, CT 06902         Officer
Age 41

Kaprel Ozsolak             Controller        Since    Vice President of       N/A          N/A
SSB                                          2002     SSB
125 Broad Street,
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor         Secretary         Since    Managing Director       N/A          N/A
SSB                                          2000     of SSB; General
300 First Stamford Place                              Counsel and
Stamford, CT 06902                                    Secretary of SBFM
Age 51                                                and TIA

--------
*  Each Director and officer serves until his or her successor has been duly elected and qualified.


      35 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Smith Barney Mid Cap Core Portfolio hereby designates for the fiscal year ended October 31, 2002:

   . A corporate dividends received deduction of 100%.


      36 Travelers Series Fund Inc. | 2002 Annual Report to Shareholders

TRAVELERS SERIES
FUND INC.


                DIRECTORS                  INVESTMENT MANAGER
                A.E. Cohen                 Smith Barney Fund
                Robert A. Frankel           Management LLC
                Michael Gellert
                R. Jay Gerken, Chairman    CUSTODIAN
                Rainer Greeven             State Street Bank and
                Susan M. Heilbron           Trust Company

                Victor K. Atkins, Emeritus ANNUITY
                                           ADMINISTRATION
                OFFICERS                   Travelers Annuity
                R. Jay Gerken              Investor Services
                President and              5 State House Square
                Chief Executive Officer    1 Tower Square
                                           Hartford, CT 06183
                Lewis E. Daidone
                Senior Vice President
                and Chief Administrative
                Officer

                Richard L. Peteka
                Chief Financial Officer
                and Treasurer

                Richard A. Freeman
                Vice President
                and Investment Officer

                Lawrence B. Weissman
                Vice President
                and Investment Officer

                Kaprel Ozsolak
                Controller

                Christina T. Sydor
                Secretary

  Travelers Series Fund Inc.





  This report is submitted for the general information of the shareholders of the Travelers Series Fund Inc. -- Smith Barney Aggressive Growth Portfolio and Smith Barney Mid Cap Core Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolios, which contains information concerning the Portfolios' investment policies and expenses as well as other pertinent information.

  TRAVELERS SERIES FUND INC.
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004



  Salomon Smith Barney
  A member of the Citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 IN0903 12/02                                                            02-4171